UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-07455

                            Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                           Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                   Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Bond Fund

Virtus CA Tax-Exempt Bond Fund

Virtus Disciplined Equity Style Fund

Virtus Disciplined Select Bond Fund

Virtus Disciplined Select Country Fund

Virtus Herzfeld Fund

Virtus High Yield Fund

Virtus Low Volatility Equity Fund

Virtus Multi-Sector Intermediate Bond Fund

Virtus Senior Floating Rate Fund

Virtus Wealth Masters Fund

September 30, 2013 TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Bond Fund (“Bond Fund”)	6	29
Virtus CA Tax-Exempt Bond Fund (“CA Tax-Exempt Bond Fund”)	8	36
Virtus Disciplined Equity Style Fund (“Disciplined Equity Style Fund”)	10	39
Virtus Disciplined Select Bond Fund (“Disciplined Select Bond Fund”)	12	40
Virtus Disciplined Select Country Fund (“Disciplined Select Country Fund”)	14	41
Virtus Herzfeld Fund (“Herzfeld Fund”)	16	42
Virtus High Yield Fund (“High Yield Fund”)	19	43
Virtus Low Volatility Equity Fund	21	48
Virtus Multi-Sector Intermediate Bond Fund (“Multi-Sector Intermediate Bond Fund”) (f/k/a “Multi-Sector Fixed Income Fund”)	23	49
Virtus Senior Floating Rate Fund (“Senior Floating Rate Fund”)	25	58
Virtus Wealth Masters Fund (“Wealth Masters Fund”)	27	67
Statements of Assets and Liabilities		69
Statements of Operations		72
Statements of Changes in Net Assets		75
Financial Highlights		80
Notes to Financial Statements		85
Report of Independent Registered Public Accounting Firm		98
Tax Information Notice		99
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		100
Fund Management Tables		102

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

The financial markets experienced significant volatility during the 12-month period that ended September 30, 2013. The S&P 500® Index, a benchmark for U.S. equities, gained 19.3% while the Barclays U.S. Aggregate Bond Index, which tracks the U.S. fixed income market, declined 1.7%, and the MSCI All Country World Index (net), a measure of international equities, rose 17.7%.

The bond markets were particularly volatile during the second half of this period. U.S. Treasury yields climbed over the last few months as the market prepared for the Federal Reserve’s tapering of its bond purchases, which never occurred. The 10-year Treasury yield was at 2.6% as of September 30, 2013, compared with 1.7% a year earlier, and, as rates rose, most bond sectors suffered losses.

Despite this recent market unpredictability, there is reason for investors to be cautiously optimistic about the economy. The U.S. economy is showing signs of growth in hiring, consumer spending, and housing and, although China’s recovery remains tenuous, Europe appears to be coming out of its recession. The onus remains on the U.S. government to keep the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2013

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2013 to September 30, 2013

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without sales charges. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Bond Fund
Actual
Class A	$1,000.00	$979.30	0.85%	$4.22
Class B	1,000.00	976.10	1.60	7.93
Class C	1,000.00	976.10	1.60	7.93
Class I	1,000.00	980.80	0.60	2.98
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.75	0.85	4.32
Class B	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,016.95	1.60	8.12
Class I	1,000.00	1,022.02	0.60	3.05
CA Tax-Exempt Bond Fund
Actual
Class A	$1,000.00	$967.50	0.85%	$4.19
Class I	1,000.00	968.70	0.60	2.96
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.75	0.85	4.32
Class I	1,000.00	1,022.02	0.60	3.05
Disciplined Equity Style Fund
Actual
Class A	$1,000.00	$1,120.40	1.60%	$8.50
Class C	1,000.00	1,117.10	2.35	12.47
Class I	1,000.00	1,122.20	1.35	7.18
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85
Disciplined Select Bond Fund
Actual
Class A	$1,000.00	$955.70	1.40%	$6.86
Class C	1,000.00	954.10	2.15	10.53
Class I	1,000.00	957.90	1.15	5.64
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.40	7.11
Class C	1,000.00	1,014.15	2.15	10.91
Class I	1,000.00	1,019.23	1.15	5.84
Disciplined Select Country Fund
Actual
Class A	$1,000.00	$1,083.10	1.70%	$8.88
Class C	1,000.00	1,079.40	2.45	12.77
Class I	1,000.00	1,084.90	1.45	7.58
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.44	1.70	8.63
Class C	1,000.00	1,012.63	2.45	12.44
Class I	1,000.00	1,017.71	1.45	7.36
Herzfeld Fund
Actual
Class A	$1,000.00	$983.20	1.60%	$7.95
Class C	1,000.00	980.00	2.35	11.66
Class I	1,000.00	984.20	1.35	6.72
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2013 to September 30, 2013

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
High Yield Fund
Actual
Class A	$1,000.00	$997.60	1.15%	$5.76
Class B	1,000.00	993.90	1.90	9.50
Class C	1,000.00	993.90	1.90	9.50
Class I	1,000.00	998.90	0.90	4.51
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.23	1.15	5.84
Class B	1,000.00	1,015.42	1.90	9.65
Class C	1,000.00	1,015.42	1.90	9.65
Class I	1,000.00	1,020.50	0.90	4.57
Low Volatility Equity Fund**
Actual
Class A	$1,000.00	$1,024.00	1.55%	$4.73
Class C	1,000.00	1,021.00	2.30	7.00
Class I	1,000.00	1,025.00	1.30	3.97
Hypothetical (5% return before expenses since inception)
Class A	1,000.00	1,010.36	1.55	4.71
Class C	1,000.00	1,008.08	2.30	6.98
Class I	1,000.00	1,011.12	1.30	3.95
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.20	1.55	7.87
Class C	1,000.00	1,013.39	2.30	11.68
Class I	1,000.00	1,018.47	1.30	6.60
Multi-Sector Intermediate Bond Fund
Actual
Class A	$1,000.00	$984.40	1.10%	$5.47
Class B	1,000.00	980.70	1.85	9.19
Class C	1,000.00	980.90	1.85	9.19
Class I	1,000.00	985.70	0.85	4.23
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.48	1.10	5.58
Class B	1,000.00	1,015.68	1.85	9.39
Class C	1,000.00	1,015.68	1.85	9.39
Class I	1,000.00	1,020.75	0.85	4.32
Senior Floating Rate Fund
Actual
Class A	$1,000.00	$1,009.10	1.20%	$6.04
Class C	1,000.00	1,006.30	1.95	9.81
Class I	1,000.00	1,011.40	0.95	4.79
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.98	1.20	6.09
Class C	1,000.00	1,015.17	1.95	9.90
Class I	1,000.00	1,020.25	0.95	4.82
Wealth Masters Fund
Actual
Class A	$1,000.00	$1,149.90	1.45%	$7.81
Class C	1,000.00	1,144.90	2.20	11.83
Class I	1,000.00	1,151.60	1.20	6.47
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.71	1.45	7.36
Class C	1,000.00	1,013.90	2.20	11.17
Class I	1,000.00	1,018.98	1.20	6.09
*	Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
**	June 13, 2013 is the date the Fund started accruing expenses. Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (110) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays California Municipal Bond Index

The Barclays California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

Barclays U.S. High Yield 2% Issuer Capped Bond Index

The Barclays U.S. High Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Herzfeld Composite Index (60% MSCI AC World Index (net)/40% Barclays U.S. Aggregate Bond Index)

The composite index consists of 60% MSCI AC World Index (net) and 40% Barclays U.S. Aggregate Bond Index. The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The indexes are unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

iShares®

Represents shares of an open-end exchange-traded fund.

MSCI AC World Index (net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

PIK (Payment-in-Kind Security)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

KEY INVESTMENT TERMS (Continued)

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 3000® Index

The Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

S&P/LSTA U.S. Leveraged Loan Index

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (NYSE).

When-issued and Forward Commitments (Delayed Delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

Bond Fund Fund Summary	Ticker Symbols: Class A: SAVAX Class B: SAVBX Class C: SAVCX Class I: SAVYX

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 0.17%, Class B shares returned -0.50%, Class C shares returned -0.51%, and Class I shares returned 0.49%. For the same period, the Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned -1.68%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most fixed income spread sectors (the non-governmental sectors of the fixed income markets) outperformed U.S. Treasuries during the Fund’s fiscal year. The overall economic picture continued to be supportive of spread sectors as growth expectations remained positive but subdued enough to likely keep inflation at low levels and the Fed from raising short-term interest rates in the immediate future. Spread sectors were also supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

¢	Despite the rally, there were periods of volatility during the year as headwinds still exist. Various factors, including uncertainty surrounding the impact of the U.S. presidential elections, the “fiscal cliff,” and the effects of subsequent tax increases and sequestration, resulted in periods of weakness. Despite resolution of these issues, ambiguity remains relative to the Fed’s hint at the possibility of tapering bond purchases by the end of the year (which would mark the beginning of the end of quantitative easing), the looming U.S. debt ceiling debate, and overall global growth concerns.

¢	Over the last 12 months, yields increased across the U.S. Treasury curve and the curve steepened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the year.

¢	Among fixed income sectors, the Fund’s allocation to corporate high yield securities, high yield bank loans, non-agency commercial mortgage-backed securities, and corporate high quality securities were significant positive contributors to performance for the fiscal year.

¢	The Fund’s non-U.S. dollar allocation detracted from performance as did its Yankee bonds to a lesser extent.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Corporate Bonds	56%
Mortgage-Backed Securities	22
Loan Agreements	9
Foreign Government	5
Preferred Stock	3
Other (includes short-term investments)	5

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13

	1 year	5 years	10 years
Class A Shares at NAV[2]	0.17%	6.97%	4.81%
Class A Shares at POP[3]	-3.59	6.16	4.41
Class B Shares at NAV[2]	-0.50	6.18	4.03
Class B Shares with CDSC[4]	-4.37	6.18	4.03
Class C Shares at NAV[2] and with CDSC[4]	-0.51	6.17	4.04
Class I Shares at NAV	0.49	7.24	5.09
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.59

Fund Expense Ratios5: A Shares: Gross 1.03%, Net 0.85%; B Shares: Gross 1.78%, Net 1.60%; C Shares: Gross 1.78%, Net 1.60%; I Shares: Gross 0.78%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003, for Class A, Class B, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund Fund Summary	Ticker Symbols: Class A: CTESX Class I: CTXEX

¢	The Fund is diversified and has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned -2.12% and Class I shares returned -1.88%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -1.68%, and the Barclays California Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -1.37%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The municipal bond market experienced weak absolute performance over the past 12 months as municipal interest rates increased by 0.70% in 10 years and by over 1.25% in 30 years.

¢	The pressure from rising U.S. Treasury yields, headline news surrounding Detroit’s bankruptcy filing, and Puerto Rico’s growing fiscal challenges resulted in significant outflows from open-end municipal bond mutual funds as their net asset values turned negative.

¢	According to the Investment Company Institute, open-end municipal bond mutual funds have experienced over $48 billion in outflows since March 2013. This constant wave of outflows has driven municipal yields higher as mutual funds are forced to sell securities to meet investor redemptions. Municipal bond fund outflows over the past seven months now exceed the $44 billion-plus of outflows from November 2010 to May 2012 induced by the comments of Wall Street banking analyst Meredith Whitney.

¢	Detroit’s bankruptcy filing in late July cast a shadow of concern over the municipal bond market and was a likely cause for some of the outflows. Decades of job losses and a decreasing population amounted to a crisis that can only be solved by declaring bankruptcy, according to the city’s emergency manager Kevyn Orr. Detroit currently owes about $20 billion, with $9.5 billion representing pension and healthcare-related obligations.
¢	Puerto Rico, with approximately $70 billion of outstanding debt, is another large municipal issuer that has been in the news recently. The island’s fundamental credit profile remains very weak and is likely to remain so for the foreseeable future in light of persistent budget deficits, high unemployment, extremely low pension fund levels, and high debt servicing requirements. As a result of our continued negative view on Puerto Rico’s credit profile, exposure has been eliminated.

¢	While there have been plenty of negative news reports surrounding Detroit’s bankruptcy filing and Puerto Rico’s growing credit problems, we don’t believe they paint an accurate picture of the broader credit profile of the municipal market. Municipal bonds remain one of the lowest risk asset classes, with credit metrics for the vast majority of municipalities continuing to improve as the economy recovers and tax revenues rebound. State revenue growth continues to improve following the recession, and while revenues are not quite back to pre-recession levels, the credit profile of many municipalities is meaningfully better. Specifically, California is expected to experience its first budget surplus in many years, mostly the result of increased revenues from higher sales and income taxes and effective austerity measures. As such, we do not expect default risk to become a systemic problem for the municipal bond sector. Underfunded pensions will likely be an ongoing challenge for municipalities and continues to be a concern that we will monitor closely.

¢	Entering the fourth quarter of 2013, the municipal market is keeping a close eye on the Fed’s plan for tapering asset purchases, news out of Detroit on its bankruptcy proceedings, and Puerto Rico’s fiscal condition and ability to finance its ongoing budget deficits. Expectations for the remainder of the year are for continued levels of manageable supply, slowing but continued demand for tax-exempt income, improving municipal credit fundamentals, and minimal disruption expected by tax reform discussions.

¢	September’s rebound in the municipal market helped mitigate the decline of the prior four months and gave reason for optimism. Should fund outflows moderate and reverse while the new bond supply remains light, the market could experience positive momentum going forward. If the municipal market fails to return to positive territory during the fourth quarter of 2013, it would be only the fourth year that the Barclays Municipal Bond Index posted a negative return since 1983.

What factors affected the Fund’s performance during its fiscal year?

¢	The relative performance of the Fund benefited from the portfolio’s lower exposure to long maturity bonds and the sale of Puerto Rico municipal bond exposure in February.

¢	The Fund’s exposure to discount coupon bonds, and a higher quality focus earlier in the year negatively impacted its relative performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location. Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value. A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
General Revenue	20%
General Obligation	20
Pre-Refunded	17
Transportation Revenue	9
Water & Sewer Revenue	9
Medical Revenue	6
Development Revenue	6
Other (includes short-term investments)	13

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13

	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-2.12%	5.43%	3.74%	—		—
Class A Shares at POP[3,4]	-4.81	4.85	3.45	—		—
Class I Shares at NAV	-1.88	5.68	—	4.09%		9/29/06
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.59	4.55	[5]	—
Barclays California Municipal Bond Index	-1.37	6.38	4.71	5.11	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.05%, Net 0.85%; I Shares: Gross 0.80%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

--

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Disciplined Equity Style Fund Fund Summary	Ticker Symbols: Class A: VDEAX Class C: VDECX Class I: VDEIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation.

¢	For the fiscal period December 18, 2012 (inception date) through September 30, 2013, the Fund’s Class A shares at NAV returned 25.75%*, Class C shares returned 25.02%*, and Class I shares returned 25.96%.* For the same period, the S&P 500® Index, a broad-based equity index, returned 18.18%*, and the Russell 3000® Index the Fund’s style-specific benchmark appropriate for comparison returned 19.94%*.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	Amid growing concerns over slowing economic growth in European and emerging countries, U.S. investors seemed to focus domestically, especially on companies with domestic revenue and growth opportunities. This led to large rallies in small-capitalization securities and the relative outperformance of growth versus value equities.

¢	The broad market rallied significantly throughout the year, pulling back only slightly in the second quarter on concerns over a tapering of the Federal Reserve’s quantitative easing programs.

¢	Despite concerns about growth abroad and Fed tapering, as of September 30, 2013, the Russell 3000® Index returned 19.94% since the Fund’s inception on December 18, 2012.

What factors affected the Fund’s performance during it’s fiscal period?

¢	A structural overweighting towards small-capitalization securities provided a tailwind in the first and second quarters of 2013 as investors seemed to turn their eye towards U.S. companies with domestically focused revenue and growth prospects.

¢	While the Fund made several trades in the first quarter between growth and value equities, it spent the vast majority of the second and third quarter in growth equities.

¢	Return outliers, such as Facebook, Tesla, and Netflix, provided a boost in the third quarter for growth equities above value equities, allowing the Fund to capture a significant amount of outperformance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Exchange Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Disciplined Equity Style Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	Since Inception	Inception Date
Class A Shares at NAV[2]	25.75%	12/18/12
Class A Shares at POP[3,4]	18.52	12/18/12
Class C Shares at NAV[2]	25.02	12/18/12
Class C Shares with CDSC[4]	24.02	12/18/12
Class I Shares at NAV	25.96	12/18/12
S&P 500® Index	18.18[5]	—
Russell 3000® Index	19.94[5]	—

Fund Expense Ratios6: A Shares: Gross 2.09%, Net 1.83%; C Shares: Gross 2.84%, Net 2.58%; I Shares: Gross 1.84%, Net 1.58%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2013 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Disciplined Select Bond Fund Fund Summary	Ticker Symbols: Class A: VDBAX Class C: VDBCX Class I: VDBIX

¢	The Fund is diversified and has an investment objective of high total return from current income and capital appreciation.

¢	For the fiscal period December 18, 2012 (inception date) through September 30, 2013, the Fund’s Class A shares at NAV returned -4.53%*, Class C shares returned -4.95%*, and Class I shares returned -4.28%.* For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -1.47%*.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	2013 proved to be a difficult year for fixed income securities due to concerns about rising U.S. interest rates.

¢	The second quarter, in particular, was a rates-driven quarter, with 10-year Treasury rates climbing to near two-year highs on speculation of future tapering of bond purchases by the Fed. 7-Year Treasuries climbed 0.73%, while in comparison, 20-year Treasuries only rose 0.52%.

¢	Inflation-protected instruments were hit particularly hard across the entire yield curve, with 20-year TIPS rising the least, at 0.96%.

What factors affected the Fund’s performance during its fiscal period?

¢	There were few positions of safety over the year for the portfolio to move into. Duration, expressed in years, measures how sensitive a bond (or bond portfolio) is to interest rate changes. The higher a bond’s duration, the more sensitive it is to a rate change. When interest rates rise, bond prices go down. The Fund tactically reallocated towards the lowest duration position – credit-based securities – in the second quarter of 2013 and was able to avoid the majority of significant losses in Treasury Inflation-Protected Securities (TIPS).

¢	At the end of the fiscal year, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index returned -1.47% since the Fund’s inception on December 18, 2012. As of this writing, the effective duration for the Index is approximately five years, while the approximate duration for the Fund is seven to ten years (depending on portfolio construction). Due to the Fund’s higher duration, it closed out the fiscal year underperforming the benchmark.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Exchange Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Securities in the fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Disciplined Select Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	Since Inception	Inception Date
Class A Shares at NAV[2]	-4.53%	12/18/12
Class A Shares at POP[3,4]	-8.11	12/18/12
Class C Shares at NAV[2]	-4.95	12/18/12
Class C Shares with CDSC[4]	-5.90	12/18/12
Class I Shares at NAV	-4.28	12/18/12
Barclays U.S. Aggregate Bond Index	-1.47	—	[5]

Fund Expense Ratios6: A Shares: Gross 1.81%, Net 1.59%; C Shares: Gross 2.56%, Net 2.34%; I Shares: Gross 1.56%, Net 1.34%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Disciplined Select Country Fund Fund Summary	Ticker Symbols: Class A: VDCAX Class C: VDCCX Class I: VDCIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation.

¢	For the fiscal period December 18, 2012 (inception date) through September 30, 2013, the Fund’s Class A shares at NAV returned 13.40%*, Class C shares returned 12.80%*, and Class I shares returned 13.70%.* For the same period, S&P 500® Index, a broad-based equity index, returned 18.18%*, and the MSCI EAFE® Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 16.31%*.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	Despite fourth quarter 2012 concerns over potentially slowing growth in Europe and reduced economic growth forecasts for emerging markets, the MSCI EAFE® Index (net) posted double-digit returns from the Fund’s inception on December 18, 2012 through the end of its fiscal year on September 30, 2013.

¢	International equities diverged from U.S. equities in the second quarter of 2013, with the S&P 500® Index gaining 2.9%, while the MSCI EAFE® Index (net) lost 1.0%. This divergence corrected in the third quarter of 2013, with the MSCI EAFE® Index (net) posting an 11.56% return and the S&P 500® Index only gaining 5.25% as the Fed and U.S. Congress introduced more uncertainty into the market.

What factors affected the Fund’s performance during it’s fiscal period?

¢	Throughout the fiscal year, a strong divergence in the performance of individual countries, especially in the second quarter, led to the removal of several countries from the portfolio, including Italy, Spain, and France.

¢	However, a strong rally at the beginning of the third quarter led to the reintroduction of many of those previously lagging countries – including Italy, Spain, and France – in July.

¢	This removal, and subsequent reintroduction, of several countries to the portfolio led to moderate total return underperformance for the Fund relative to the MSCI EAFE® Index (net), as these countries outperformed their peers during the period they were out of the portfolio.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Exchange Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. Investing internationally involves additional risks such as currency, political, accounting, economic and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Disciplined Select Country Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	Since Inception		Inception Date
Class A Shares at NAV[2]	13.40%		12/18/12
Class A Shares at POP[3,4]	6.88		12/18/12
Class C Shares at NAV[2]	12.80		12/18/12
Class C Shares with CDSC[4]	11.80		12/18/12
Class I Shares at NAV	13.70		12/18/12
S&P 500® Index	18.18	[5]	—
MSCI EAFE® Index (net)	16.31	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.50%, Net 2.21%; C Shares: Gross 3.25%, Net 2.96%; I Shares: Gross 2.25%, Net 1.96%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Herzfeld Fund Fund Summary	Ticker Symbols: Class A: VHFAX Class C: VHFCX Class I: VHFIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation and current income.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 5.10%, Class C shares returned 4.36%, and Class I shares returned 5.41%. For the same period, the MSCI AC World Index (net), a broad-based fixed equity index returned 17.73%, the Barclays U.S. Aggregate Bond Index returned -1.68% and the Herzfeld Fund Composite Index the Fund’s style specific benchmark appropriate for comparison returned 9.66%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The Herzfeld Fund invests in all types of closed-end funds, including those that focus on equity and bond markets as well as funds that invest domestically and globally. There was a divergence in performance of these categories over the course of the fiscal year, which was in line with performance of the underlying sectors. From September 2012 through mid-May 2013, both equity and bond categories turned in strong performances.

¢	On May 22, 2013, Federal Reserve Chairman Ben Bernanke’s comments that the Fed’s policy of open market bond purchases may be tapered before year-end turned out to be a pivotal market event. Fear that interest rates were poised to rise caused widespread selling in fixed income markets and pressure on the net asset values (NAVs) and share prices of closed-end income funds.

¢	Investors redeemed bond-specialist open-end mutual funds as long-term yields rose. Selling by mutual funds to raise cash to meet these redemptions further exacerbated pressure on underlying bond markets.

What factors affected the Fund’s performance during its fiscal year?

¢	One of the Fund’s primary investment themes is to take advantage of inefficiencies in the closed-end fund market. Portfolio holdings are added when discounts are wider than the average discount for all closed-end funds, similar closed-end funds, and/or wider than the average discount for a particular closed-end fund. Turbulence in underlying markets during the latter part of the Fund’s fiscal year resulted in underperformance; however, it provided opportunities to add positions at attractive valuations to potentially benefit when valuations recover.

¢	The average valuation of all closed-end funds as measured by premiums and discounts widened by 7.10 percentage points, from an average premium of 0.38% on September 30, 2012 to a discount of 6.72% on September 30, 2013.

¢	The average discount of the bond fund category widened even more dramatically, by 9.27 percentage points, from an average premium of 3.24% to an average discount of 6.03%.

¢	Equity markets were also impacted by the negative sentiment surrounding the bond market correction, and they experienced additional volatility between June and September. Discounts for all closed-end equity categories widened over the course of the fiscal year. In particular, the average discount of specialized equity funds, many of which focus on providing income, widened by 4.61 percentage points from a discount of -3.3% as of September 30, 2012 to a discount of 7.94% as of September 30, 2013.

¢	Approximately three-quarters of all closed-end funds use leverage. The primary reason they do so is to boost earnings and distributions to common shareholders; however, leverage also has the effect of magnifying changes in NAV. This means that closed-end funds tend to outperform in rising markets and underperform in falling markets. Over the past fiscal year, leverage resulted in the closed-end bond funds in the portfolio underperforming underlying bond markets, in general.

¢	A combination of discounts widening and negative share price returns for the majority of closed-end funds in our investment universe made it difficult for the Fund to keep pace with its benchmark.

¢	The Fund had a particularly large cash position of 36% in mid-March 2013 and coming into the bond market declines. This available cash was used to buy into market weakness and discount widening.

¢	The Fund was overweight equity closed-end funds versus bond-specialist funds earlier in the year, which helped performance. After February, a larger portion of available cash was deployed into bond fund holdings. The shift in allocations is summarized here:

	February 28, 2013	May 31, 2013	September 30, 2013
Equity Funds	52%	57%	58%
Bond Funds	21%	30%	28%
Cash	27%	13%	14%

¢	The Fund took advantage of corporate actions for underlying holdings during the year. For instance, the Fund participated in tender offers for five holdings in the portfolio. Tender offers for closed-end funds typically allow shareholders to submit their holding in exchange for a price at or close to NAV. The number of shares accepted for payment varies depending on the terms of the offer and overall level of participation.

¢	The Fund also participated in two rights offerings during the period, another type of corporate action. Rights offerings permit shareholders to buy additional shares of a fund at a specified discount to the market price and/or NAV per share. This allowed the Fund to buy shares at attractive entry prices, typically at wider discounts than the average for that particular fund. In addition, while not participating in other ongoing rights offerings, the Fund was able to purchase funds whose share prices were under pressure from rights offerings.

¢	The percentage of the Fund allocated to closed-end bond fund holdings was increased aggressively following the bond market downturn in May. To a certain extent, the Fund suffered from being too early in entering those sectors of the market as prices of bond funds continued to decline and discounts continued to widen.

¢	Closed-end municipal bond funds were added to the portfolio in late May and accounted for approximately 5.2% of holdings as of September 30, 2013. Both underlying municipal bonds and closed-end municipal bond funds continue to be out-of-favor, putting pressure on share prices.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Herzfeld Fund (Continued)

¢	A defensive allocation of a precious metals-specialist fund was a drag on performance over the entire fiscal period.

¢	Our holdings in emerging market economies were also hard hit after Fed Chairman Bernanke’s Congressional testimony on May 22, 2013. For instance, our equity allocations to funds specializing in Thailand, Indonesia, and Singapore, which comprised 4.75% of the Fund before that date, lagged the MSCI AC World Index (net). Our fixed income allocations to the Asian and emerging market debt funds, which comprised 4.28% of the Fund prior to that date, underperformed our fixed income benchmark, the Barclays U.S. Aggregate Bond Index.

¢	Closed-end fund investors tend to overreact to negative news. This has resulted in sustained wide discounts since late May, and we expect discount levels to remain under pressure through 2013 year-end. Seasonal factors related to repositioning of investors’ portfolios for tax purposes typically result in the widest discounts occurring at or near calendar year-ends. We expect this will continue to put pressure on performance through calendar year 2013.

The preceding information is opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Fixed Income Funds	28%
Equity Funds	28
International Equity Funds	23
International Fixed Income Funds	3
Municipal Bond Funds	5
Convertible Funds	4
Other (includes short-term investments)	9

Total	100%

Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s). For additional information on these and other risk considerations, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Herzfeld Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	5.10%	6.82%		9/5/12
Class A Shares at POP[3,4]	-0.94	1.06		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	4.36	6.12		9/5/12
Class I Shares at NAV[2]	5.41	7.12		9/5/12
MSCI AC World Index (net)	17.73	20.47	[5]	—
Barclays U.S. Aggregate Bond Index	-1.68	-1.39	[5]	—
Herzfeld Composite Index	9.66	11.32	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.84%, Net 2.58%; C Shares: Gross 3.59%, Net 3.33%; I Shares: Gross 2.59%, Net 2.33%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception indexes returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

High Yield Fund Fund Summary	Ticker Symbols: Class A: PHCHX Class B: PHCCX Class C: PGHCX Class I: PHCIX

¢	The Fund is diversified and has a primary investment objective of high current income and a secondary objective of capital growth.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 5.98%, Class B shares returned 5.06%, and Class C shares returned 5.00%. Class I shares returned 6.25%. For the fiscal year ended September 30, 2013, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -1.68%, and the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, the Fund‘s style-specific index appropriate for comparison, returned 7.14%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	High yield was the best-performing fixed income sector over the past year among the 14 sectors that we focus on. The high yield sector benefited from a benign credit environment, low default rate, the lack of a maturity wall, and massive liquidity being pumped into the global economy by large global central banks.

¢	Although interest rates have risen over the year, their rise has been tempered by the excessive political bickering in Washington D.C. and the Fed not reigning in the effects from its latest quantitative easing (QE) program. The high yield sector has continued to be viewed by investors as the best place to invest if income is a priority.

¢	Investors were rewarded by taking credit risk over the past year as CCC-rated bonds handily outpaced single-B’s and even more so BB’s. In general, the lack of a downturn in credit quality and lower duration of CCC’s helped spur the outperformance.

¢	Fundamentals have remained strong within the high yield sector as the default rate has stayed well below the historical average. Technicals have been mixed, with issuance continuing at the torrid pace of the last 18-24 months despite large negative outflows that permeated the asset class for much of 2013.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of the high yield sector contributed to the positive return for the Fund for the fiscal year.

¢	Positive contributors to the Fund during the year were issue selection within the high yield sector, as well as some of our deliberate overweights and underweights within certain industries.

¢	An overweight that helped performance was the aerospace/defense industry, while three underweights (media-cable, health care, and pipelines) also made positive performance contributions. The out-of-index bet on asset-backed securities was also another positive contributor.

¢	Detractors from performance were two-fold: 1) looking outside of the benchmark for alpha, with a bet on emerging markets and residential mortgage-backed securities, and 2) poor issue selection within the banking, supermarkets, and independent energy industries.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2013.
Consumer Discretionary	24%
Financials	13
Telecommunication Services	10
Energy	9
Industrials	9
Materials	9
Health Care	8
Other (includes short-term investments)	18

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

High Yield Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	5.98%	9.13%	5.79%	—		—
Class A Shares at POP[3,4]	2.00	8.30	5.39	—		—
Class B Shares at NAV[2]	5.06	8.29	4.99	—		—
Class B Shares with CDSC[4]	1.08	8.29	4.99	—		—
Class C Shares at NAV[2] and with CDSC[4]	5.00	8.33	5.01	—		—
Class I Shares at NAV[2]	6.25	—	—	7.62%		8/8/12
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.59	-0.88	[5]	—
Barclays U.S. High Yield 2% Issuer Capped Bond Index	7.14	13.51	8.85	7.95	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.31%, Net 1.15% B Shares: Gross 2.06%, Net 1.90% C Shares: Gross 2.06%, Net 1.90% Class I: Gross 1.06% Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Low Volatility Equity Fund† Fund Summary	Ticker Symbols: Class A: VLVAX Class C: VLVIX Class I: VLVCX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation.

¢	For the fiscal period June 11, 2013 (inception date) through September 30, 2013, the Fund’s Class A shares at NAV returned 2.40%*, Class C shares returned 2.10%*, and Class I shares returned 2.50%.* For the same period, the S&P 500® Index, a broad-based fixed equity index, and the Fund’s style-specific benchmark appropriate for comparison returned 4.06%*.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

There is no guarantee that the Fund will meet its objectives.

†	The Fund is less than six months old — No commentary required.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Exchange Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. Securities in the fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term. Selling call options may limit a fund’’s opportunity to profit from the increase in price of its underlying portfolio. Buying call options risks the loss of the premium paid for those options.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

THIS PAGE INTENTIONALLY BLANK.

Multi-Sector Intermediate Bond Fund Fund Summary	Ticker Symbols: Class A: NAMFX Class B: NBMFX Class C: NCMFX Class I: VMFIX

¢	The Fund is diversified and has an investment objective to maximize current income while preserving capital.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 2.59%, Class B shares returned 1.83%, Class C shares returned 1.90%, and Class I shares returned 2.85%. For the same period, the Barclays U.S. Aggregate Bond Index, which is both the Fund’s broad-based and style-specific fixed income index, returned -1.68%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most fixed income spread sectors (the non-governmental sectors of the fixed income markets) outperformed U.S. Treasuries during the Fund’s fiscal year. The overall economic picture continued to be supportive of spread sectors as growth expectations remained positive but subdued enough to likely keep inflation at low levels and the Fed from raising short-term interest rates in the immediate future. Spread sectors were also supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.

¢	Despite the rally, there were periods of volatility during the year as headwinds still exist. Various factors, including uncertainty surrounding the impact of the U.S. presidential elections, the “fiscal cliff,” and the effects of subsequent tax increases and sequestration, resulted in periods of weakness. Despite resolution of these issues, ambiguity remains relative to the Fed’s hint at the possibility of tapering bond purchases by the end of the year (which would mark the beginning of the end of quantitative easing), the looming U.S. debt ceiling debate, and overall global growth concerns.

¢	Over the last 12 months, yields increased across the U.S. Treasury curve and the curve steepened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Virtus Multi-Sector Intermediate Bond Fund’s strong performance for the fiscal year.

¢	Among fixed income sectors, the Fund’s allocation to corporate high yield securities, high yield bank loans, corporate high quality, non-agency commercial mortgage-backed securities, and non-agency residential mortgage-backed securities were all significant positive contributors to performance for the fiscal year.

¢	During the fiscal year, the Fund’s allocation to the non-U.S. dollar sector detracted from performance, as did our higher quality bias in the corporate high yield sector as lower quality outperformed.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset-backed securities and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Corporate Bonds	60%
Loan Agreements	12
Foreign Government Securities	11
Mortgage-Backed Securities	9
Asset-Backed Securities	4
Preferred Stock	3
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Multi-Sector Intermediate Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	2.59%	10.21%	6.55%	—		—
Class A Shares at POP[3,4]	-1.26	9.38	6.15	—		—
Class B Shares at NAV[2]	1.83	9.37	5.75	—		—
Class B Shares with CDSC[4]	-2.03	9.37	5.75	—		—
Class C Shares at NAV[2] and with CDSC[4]	1.90	9.43	5.78	—		—
Class I Shares at NAV	2.85	—	—	8.80%		10/1/09
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.59	4.07	[5]	—

Fund Expense Ratios6: A Shares: 1.13%, B Shares: 1.88%, C Shares: 1.88%, I Shares: 0.88%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I Shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Senior Floating Rate Fund Fund Summary	Ticker Symbols: Class A: PSFRX Class C: PFSRX Class I: PSFIX

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 4.84%, Class C shares returned 4.15%, and Class I shares returned 5.21%. For the same period, the Barclays U.S. Aggregate Bond Index, a fixed income index, returned -1.68%, and the S&P/LSTA Leveraged Loan Index, the Fund’s style-specific benchmark, returned 5.00%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The U.S. leveraged bank loan market, as represented by the S&P/LSTA Leveraged Loan Index, returned 5.0% for the fiscal year ended September 30, 2013, outperforming most other fixed income sectors with the exception of high yield. A combination of factors led to the strong relative performance of bank loans, including strong technicals due to broad demand for the asset class, a strong credit environment with below-average defaults, and rising U.S. Treasury rates.

¢	Within the bank loan market, lower quality rating tiers outperformed over the past year as a result of very liquid capital markets, strong fundamentals, and robust demand from CLOs (collateralized bond obligations) and retail investors. Specifically, distressed, CCC/Split-CCC, not rated, and single-B loans outperformed the index, while BB loans underperformed the index.

¢	Bank loans have performed very well over the past year given investors’ increased concern over rising interest rates and in an environment where the 10 year Treasury yield increased by 0.98% from near-record lows to 2.61% as of September 30, 2013. Bank loan market fundamentals remain strong as defaults have risen modestly to the 2.5% range but remain below the long-term average of 3.2%. Technicals have improved over the past year due to a combination of strong retail fund flows, growing CLO demand, and modest net new issuance.

What factors affected the Fund’s performance during its fiscal year?

¢	The positive return of the U.S. leveraged bank loan market contributed to the positive return for the Fund during the year.

¢	Overall, positive issue selection relative to the index benefited performance. Specifically, the Fund’s issue selection within the wireless, information technology, aerospace, and energy sectors helped performance. Issue selection within the diversified media, consumer durables, and financial sectors detracted from performance.

¢	Also making positive contributions to performance were the Fund’s out-of-index sector allocation to high yield and remaining fully invested. Security selection in the CCC and not rated credit tiers and an overweight to the split-B credit tier relative to the index contributed positively to performance.

¢	An underweight to the distressed credit tier and selection within the split BB credit tier detracted from Fund performance relative to the index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded. Certain securities may be difficult to sell at a time and price beneficial to the fund.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Consumer Discretionary	25%
Information Technology	14
Industrials	11
Health Care	10
Financials	8
Consumer Staples	7
Materials	7
Other (includes short-term investments)	18

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Senior Floating Rate Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	4.84%	7.34%	6.04%		1/31/08
Class A Shares at POP[3,4]	1.96	6.74	5.52		1/31/08
Class C Shares at NAV[2] and with CDSC[4]	4.15	6.58	5.29		1/31/08
Class I Shares at NAV	5.21	7.61	6.32		1/31/08
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.57	[5]	—
S&P/LSTA Leveraged Loan Index	5.00	8.20	6.25	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.24%, Net 1.20%; C Shares: Gross 1.99%, Net 1.95%; I Shares: Gross 0.99%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on January 31, 2008 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Wealth Masters Fund Fund Summary	Ticker Symbols: Class A: VWMAX Class C: VWMCX Class I: VWMIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 30.09%, Class C shares returned 29.11%, and Class I shares returned 30.37%. For the same period, the S&P 500® Index, a broad-based equity index, and the Fund’s style-specific benchmark, returned 19.34%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the 12-month fiscal period, the broader equity markets appreciated considerably, with the S&P 500® Index (“S&P”) returning 19.34%. However, the S&P components, by and large, did not experience improvements in their operating results commensurate with their stock price appreciation.

¢	In the first half of 2013, the 20 largest companies in the S&P generated revenues, on average, approximately 2.5% higher than in the prior year. Many of these companies have operating margins at or near their historic peaks, following cutbacks made in the wake of the financial crisis of 2008. Therefore, one must question whether the underlying companies have the revenue growth or margin expansion potential necessary for the S&P to deliver satisfactory returns going forward.

What factors affected the Fund’s performance during its fiscal year?

¢	The Virtus Wealth Masters Fund is designed to track the Horizon Kinetics ISE Wealth Index (“Wealth Index”). The Wealth Index is composed of publicly-listed companies owned and operated by the wealthiest, most successful investors, business executives, and entrepreneurs in the United States (“owner-operators”). The Fund allows investors to readily leverage the business acumen of the highly-skilled individuals represented in the Wealth Index.
¢	The Fund’s outperformance relative to its benchmark is largely explained by the predictive variables underlying the construction of the Wealth Index. The main criteria for inclusion in the Wealth Index are that the companies must have a wealthy individual in a decision-making role who must also own a significant vested interest in the common equity of the company. This provides an element of risk control to the Fund’s strategy; management’s equity stake suggests that the interests of company management are aligned with the interests of the common equity shareholders.

¢	By virtue of an owner-operator’s significant personal capital at risk, he or she generally enjoys greater freedom of action and an enhanced ability to focus on building long-term business value (e.g., shareholders’ equity). The owner-operator’s main avenue to personal wealth is derived from the long-term appreciation of common equity shares, not from the stock option grants, bonuses, or salary increases resulting from meeting short-term financial targets that typically serve as incentives for non- owner-operators.

¢	The Wealth Index is rebalanced quarterly, and uses an equal-weighting methodology. At the sector level, the Fund was overweight in consumer discretionary stocks relative to the benchmark, which contributed to outperformance.

¢	At the stock level, the five largest contributors to performance, and their owner-operators, were Tesla Motors, Inc. (Elon Musk), Nike, Inc. (Philip Knight), Starz LLC (John Malone), OPKO Health, Inc. (Phillip Frost), and Pharmacyclics, Inc. (Robert Duggan).

¢	The five largest detractors from performance were NovaGold Resources, Inc. (Thomas Kaplan), Apollo Group, Inc. (Peter Sperling), American Eagle Outfitters, Inc. (Jay Schottenstein), Broadcom Corp. (Henry Samueli), and RealPage, Inc. (Stephen Winn).

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee that market forecasts will be realized.

There is no guarantee the fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Consumer Discretionary	37%
Financials	16
Information Technology	16
Industrials	9
Health Care	6
Energy	5
Materials	5
Other (includes short-term investments)	6

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	30.09%	30.54%	9/5/12
Class A Shares at POP[3,4]	22.61	23.51	9/5/12
Class C Shares at NAV[2] and with CDSC[4]	29.11	29.51	9/5/12
Class I Shares at NAV[2]	30.37	30.81	9/5/12
S&P 500® Index	19.34	21.07	—[5]

Fund Expense Ratios6: A Shares: Gross 1.68%, Net 1.45%; C Shares: Gross 2.43%, Net 2.20%; I Shares: Gross 1.43%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—0.4%

Georgia—0.3%
Rockdale County Water & Sewerage Authority, Taxable 3.060%, 7/1/24	$255		$238

Michigan—0.1%
City of Flat Rock Finance Authority, Taxable Series A, 6.750%, 10/1/16	65		68
TOTAL MUNICIPAL BONDS (Identified Cost $321)			306

FOREIGN GOVERNMENT SECURITIES—5.3%
Bolivarian Republic of Venezuela
RegS 12.750%, 8/23/22(4)	245		245
RegS 8.250%, 10/13/24(4)	125		95
Commonwealth of Australia New South Wales Treasury Corp. Series 17 5.500%, 3/1/17	190	AUD	190
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	120	NZD	104
Federation of Russia Series 6207 8.150%, 2/3/27	10,050	RUB	325
Hellenic Republic
2.000%, 2/24/23(2)	130	EUR	110
2.000%, 2/24/27(2)	185	EUR	134
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	270		246
Kingdom of Norway Series 21 Treasury Bill, 0.000%, 12/18/13	1,150	NOK	191
Mongolia 144A 5.125%, 12/5/22(3)	200		171
Republic of Colombia 4.375%, 3/21/23	490,000	COP	232
Republic of Croatia 144A 6.375%, 3/24/21(3)	280		289
Republic of Indonesia
Series FR-30, 10.750%, 5/15/16	1,745,000	IDR	163
Series FR63, 5.625%, 5/15/23	1,478,000	IDR	103
Republic of Peru 144A 7.840%, 8/12/20(3)	575	PEN	239
Republic of Philippines 4.950%, 1/15/21	6,000	PHP	149
Republic of Portugal Treasury Obligation 4.950%, 10/25/23	130	EUR	154
Republic of Turkey 9.000%, 3/8/17	340	TRY	170
Republic of Uruguay 4.375%, 12/15/28(11)	5,089	UYU	248

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
United Mexican States
Series M, 6.000%, 6/18/15	6,990	MXN	$553
4.750%, 3/8/44	$515		466
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $4,991)			4,577

MORTGAGE-BACKED SECURITIES—21.7%

Agency—7.9%
FHLMC
7.500%, 4/1/14	1		1
7.000%, 4/1/16	6		6
7.000%, 1/1/33	94		110
5.000%, 12/1/35	54		60
FNMA
7.000%, 5/1/14	1		1
6.000%, 10/1/14	21		21
6.500%, 6/1/16	34		36
6.000%, 7/1/17	21		22
5.500%, 9/1/17	44		46
5.000%, 4/1/20	134		142
5.000%, 8/1/21	41		43
6.000%, 5/1/29	58		64
6.500%, 5/1/30	2		3
7.500%, 3/1/31	47		55
7.000%, 7/1/31	40		45
7.000%, 9/1/31	53		60
6.500%, 3/1/32	42		46
5.500%, 4/1/36	118		129
5.500%, 9/1/36	348		380
6.000%, 9/1/37	32		35
6.000%, 1/1/38	65		72
6.000%, 2/1/38	66		73
6.000%, 3/1/38	351		390
6.000%, 7/1/38	852		941
6.000%, 8/1/38	172		191
6.000%, 8/1/38	330		361
6.000%, 8/1/38	640		702
6.000%, 8/1/38	38		41
5.000%, 6/1/39	1,110		1,213
5.000%, 9/1/39	275		298
5.500%, 9/1/39	572		624
4.500%, 9/1/40	407		440
GNMA
8.500%, 11/15/22	—	(10)	—	(10)
6.500%, 9/15/28	57		63
7.500%, 9/15/29	87		100

			6,814

Non-Agency—13.8%
A-10 Securitization LLC 13-1, B 144A 4.120%, 11/15/25(3)	260		258
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, B 5.291%, 7/10/43(2)	440		460
Banc of America Funding Corp. 04-B, 2A1 5.452%, 11/20/34(2)	150		148

	PAR VALUE	VALUE
Non-Agency—continued
Banc of America Mortgage Securities, Inc. 05-3, 1A15 5.500%, 4/25/35	$213	$218
Bayview Commercial Asset Trust 08-1, A2A, 144A 1.179%, 1/25/38(2)(3)	244	241
BCAP LLC Trust 06-RR1, PE 5.000%, 11/25/36	500	500
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW13, AM 5.582%, 9/11/41(2)	235	257
07-T28, A3 5.793%, 9/11/42	904	920
07- PW15, RAM 5.363%, 2/11/44	250	254
Citigroup – Deutsche Bank Commercial Mortgage Trust 06-CD2, A3 5.547%, 1/15/46(2)	1,335	1,381
Countrywide Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 2.695%, 5/25/34(2)	486	479
Credit Suisse Commercial Mortgage Trust 13-IVR3, A2, 144A 3.000%, 5/25/43(2)(3)	262	243
Credit Suisse First Boston Mortgage Securities Corp. 04-CF2, 1M1, 144A 5.250%, 1/25/43(2)(3)	235	254
Extended Stay America Trust 13-ESH7, A27, 144A 2.958%, 12/5/31(3)	270	264
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.993%, 8/10/45(2)	950	1,054
Greenwich Capital Commercial Funding Corp. 07-GG9, A4 5.444%, 3/10/39	145	161
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A1, 144A 3.300%, 8/5/32(3)	419	438
06-LDP7, AM 6.056%, 4/15/45(2)	475	522
JPMorgan Chase Mortgage Trust 04-A4, 2A1 2.463%, 9/25/34(2)	374	378
Morgan Stanley Capital I Trust
07-T27, A4 5.816%, 6/11/42(2)	565	638
05-IQ10, A4B 5.284%, 9/15/42(2)	855	905
08-T29, A4 6.459%, 1/11/43(2)	650	756
07-IQ14, A4 5.692%, 4/15/49(2)	300	333
07-IQ14, AM 5.875%, 4/15/49(2)	190	194
Motel 6 Trust 12-MTLB, D, 144A 3.781%, 10/5/25(3)	270	262

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
SMA Issuer I LLC 12-LV1, A, 144A 3.500%, 8/20/25(3)	$68	$68
Washington Mutual Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	341	359

		11,945
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $18,373)		18,759

ASSET-BACKED SECURITIES—4.4%
Avis Budget Rental Car Funding LLC (AESOP) 12-3A, A, 144A 2.100%, 3/20/19(3)	375	374
Centre Point Funding LLC 12-2A, 1, 144A 2.610%, 8/20/21(3)	432	434
Countrywide Asset-Backed Certificates 05-1, AF5A 5.497%, 7/25/35(2)	317	306
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(3)	156	156
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	258	256
Orange Lake Timeshare Trust 12-AA, A 144A 3.450%, 3/10/27(3)	125	129
Santander Drive Auto Receivables Trust
12-2, D 3.870%, 2/15/18	500	516
13-1, D 2.270%, 1/15/19	215	210
Security National Mortgage Loan Trust 04-1A, AF3, 144A 6. 420%, 6/25/32(2)(3)	299	241
Sierra Timeshare Receivables Funding, LLC 12-3A, A 144A 1.870%, 8/20/29(3)	315	316
Silverleaf Finance XV LLC 12-D, A 144A 3.000%, 3/17/25(3)	177	178
TAL Advantage I LLC 13-1A, A 144A 2.830%, 2/22/38(3)	283	273
Tidewater Auto Receivables Trust 12-AA, B 144A 2.430%, 4/15/19(3)	215	214
Westgate Resorts LLC 12-2A, A 144A 3.000%, 1/20/25(3)	233	234
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $3,877)		3,837

CORPORATE BONDS—55.4%

Consumer Discretionary—6.3%
Activision Blizzard, Inc. 144A 6.125%, 9/15/23(3)	220	222

	PAR VALUE	VALUE
Consumer Discretionary—continued
American Axle & Manufacturing, Inc. 6.250%, 3/15/21	$220	$228
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	165	155
Boyd Gaming Corp. 9.000%, 7/1/20	200	218
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	215	217
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(3)	210	234
Clear Channel Communications, Inc. 144A 9.000%, 12/15/19	90	89
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	175	182
Dana Holding Corp. 5.375%, 9/15/21	205	202
General Motors Co. 144A 3.500%, 10/2/18(3)	175	175
Hilton Worldwide Finance LLC (Hilton Worldwide Finance Corp.) 144A 5.625%, 10/15/21(3)	220	221
Hot Topic, Inc. 144A 9.250%, 6/15/21(3)	100	103
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	210	198
KOC Holding AS 144A 3.500%, 4/24/20(3)	200	170
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	260	276
Live Nation Entertainment, Inc. 144A 7.000%, 9/1/20(3)	185	194
Meritor, Inc. 6.750%, 6/15/21	170	169
MGM Resorts International 6.750%, 10/1/20	215	226
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	155	163
PNK Finance Corp. 144A 6.375%, 8/1/21(3)	175	179
QVC, Inc. 144A 4.375%, 3/15/23	265	247
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International LLC) 144A 5.875%, 5/15/21(3)	65	62
ServiceMaster Co. 7.000%, 8/15/20	160	152
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(3)	235	224
Station Casinos LLC 7.500%, 3/1/21	230	244
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(3)	265	248

	PAR VALUE	VALUE
Consumer Discretionary—continued
Toll Brothers Finance Corp. 6.750%, 11/1/19	$180	$200
United Artists Theatre Circuit, Inc. Series BD-1 9.300%, 7/1/15(5)(6)	10	10
Wyndham Worldwide Corp. 5.625%, 3/1/21	235	254

		5,462

Consumer Staples—1.3%
Chiquita Brands International, Inc. 144A 7.875%, 2/1/21(3)	145	154
CVS Pass-Through-Trust 144A 7.507%, 1/10/32(3)	245	296
Flowers Foods, Inc. 4.375%, 4/1/22	275	272
Ingles Markets, Inc. 144A 5.750%, 6/15/23(3)	170	165
Reynolds American, Inc. 3.250%, 11/1/22	295	272

		1,159

Energy—5.6%
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.625%, 8/1/20	160	178
CHC Helicopter SA 9.250%, 10/15/20	160	171
Chesapeake Energy Corp. 5.375%, 6/15/21	215	215
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	205
Ecopetrol SA 5.875%, 9/18/23	135	140
El Paso Pipeline Partners Operating Co. LLC 7.500%, 11/15/40	505	618
EPL Oil & Gas, Inc. 8.250%, 2/15/18	280	297
Gazprom OAO (Gaz Capital SA) 144A 3.850%, 2/6/20(3)(9)	430	410
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(9)	285	262
Petrobras International Finance Co. 5.375%, 1/27/21	515	517
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(4)	310	282
Petroleos Mexicanos 3.500%, 1/30/23	355	323
Petropower I Funding Trust 144A 7.360%, 2/15/14(3)(6)	11	11
Phillips 66 5.875%, 5/1/42	340	357

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Energy—continued
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	$220		$209
Regency Energy Partners LP (Regency Energy Finance Corp.) 144A 4.500%, 11/1/23(3)	200		182
Weatherford International Ltd. 4.500%, 4/15/22	310		307
Williams Cos., Inc. (The) 3.700%, 1/15/23	200		181

			4,865

Financials—24.0%
Air Lease Corp. 4.750%, 3/1/20	215		211
Aircastle Ltd.
6.250%, 12/1/19	225		239
7.625%, 4/15/20	200		222
Akbank TAS 144A 7.500%, 2/5/18(3)	375	TRY	169
Alfa Bank OJSC (Alfa Bond Issuance plc) RegS 7.875%, 9/25/17(4)(9)	250		276
Allstate Corp. (The) 5.750%, 8/15/53(2)	310		302
ALROSA Finance SA 144A 7.750%, 11/3/20(3)	240		268
Avis Budget Car Rental LLC 5.500%, 4/1/23	265		246
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	275		251
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	415	BRL	173
Banco Santander Chile 144A 3.875%, 9/20/22(3)	450		416
Banco Votorantim SA 144A 7.375%, 1/21/20(3)	300		311
Bancolombia SA 5.125%, 9/11/22	260		237
Bank of America Corp.
5.750%, 8/15/16	250		276
5.625%, 7/1/20	235		263
Bank of India
144A 3.250%, 4/18/18(3)	265		253
144A 3.625%, 9/21/18(3)	265		251
Barclays Bank plc 144A 6.050%, 12/4/17(3)	250		278
Capital One Financial Corp. 6.150%, 9/1/16	455		507
Carlyle Holdings Finance LLC 144A 3.875%, 2/1/23(3)	270		264
Chubb Corp. (The) 6.375%, 3/29/67(2)	250		268
Corporate Office Properties LP 3.600%, 5/15/23	265		240
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	70		72
Denali Borrower LLC (Denali Finance Corp.) 144A 5.625%, 10/15/20(3)	215		209

	PAR VALUE	VALUE
Financials—continued
Developers Diversified Realty Corp. 7.875%, 9/1/20	$540	$662
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	290	268
Digital Realty Trust LP 5.250%, 3/15/21	625	657
DuPont Fabros Technology LP 144A 5.875%, 9/15/21(3)	175	176
ESAL GmbH 144A 6.250%, 2/5/23(3)	200	178
Ford Motor Credit Co. LLC 5.750%, 2/1/21	235	260
General Electric Capital Corp. 4.650%, 10/17/21	95	101
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(3)	220	229
Genworth Holdings, Inc. 4.900%, 8/15/23	320	321
Goldman Sachs Group, Inc. (The) Series D,
6.000%, 6/15/20	360	409
5.750%, 1/24/22	500	555
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%, 5/29/49(3)(7)(8)	310	326
ING US, Inc. 5.650%, 5/15/53(2)	210	193
Intelsat Jackson Holdings SA 144A 6.625%, 12/15/22(3)	175	175
International Lease Finance Corp. 6.250%, 5/15/19	240	253
Intesa San Paolo SpA 3.125%, 1/15/16	215	215
Itau Unibanco Holding SA 144A 5.125%, 5/13/23(3)	295	271
Jefferies Group LLC 6.875%, 4/15/21	60	67
JPMorgan Chase & Co. 3.250%, 9/23/22	480	453
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	215	217
KeyCorp 5.100%, 3/24/21	205	226
Korea Finance Corp. 4.625%, 11/16/21	200	211
Legg Mason, Inc. 5.500%, 5/21/19	240	261
Level 3 Financing, Inc. 7.000%, 6/1/20	160	162
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)	245	239
Lincoln National Corp. 4.200%, 3/15/22	530	543

	PAR VALUE	VALUE
Financials—continued
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	$275	$256
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(3)	15	16
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	210	228
Morgan Stanley
5.550%, 4/27/17	330	366
4.100%, 5/22/23	155	145
6.375%, 7/24/42	435	492
Nationstar Mortgage LLC 6.500%, 8/1/18	110	111
Nordea Bank AB 144A 4.250%, 9/21/22(3)	265	262
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(9)	265	260
PKO Finance AB 144A 4.630%, 9/26/22(3)(9)	255	250
Prudential Financial, Inc.
5.875%, 9/15/42(2)	190	186
5.200%, 3/15/44(2)(8)	770	698
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 5.298%, 12/27/17(3)	220	226
Sberbank of Russia (Sberbank Capital SA)
144A 4.950%, 2/7/17(3)(9)	200	211
144A 5.125%, 10/29/22(3)(9)	320	298
Schaeffler Holding Finance BV PIK Interest Capitalization, 144A 6.875%, 8/15/18(3)(10)	200	211
SLM Corp. 5.500%, 1/25/23	225	206
Spansion LLC 7.875%, 11/15/17	170	178
Sun Merger Sub, Inc. 144A 5.875%, 8/1/21(3)	90	91
TMK OAO Via (TMK Capital) SA 144A 6.750%, 4/3/20(3)(9)	210	200
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	305	281
UBS AG 7.625%, 8/17/22	500	553
UPCB Finance Ltd. Series VI 144A 6.875%, 1/15/22(3)	165	176
Ventas Realty LP (Ventas Capital Corp.) 3.250%, 8/15/22	250	234
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(9)	500	526
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	270	241

		20,732

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—1.8%
Cardinal Health, Inc. 3.200%, 3/15/23	$130	$121
HCA, Inc. 6.500%, 2/15/20	160	174
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	110	111
MPH Intermediate Holding Co. 2 PIK Interest Capitalization, 144A 8.375%, 8/1/18(3)(10)	90	92
Mylan, Inc. 144A 3.125%, 1/15/23(3)	325	296
Tenet Healthcare Corp.
144A 6.000%, 10/1/20(3)	55	57
4.500%, 4/1/21	335	315
144A 8.125%, 4/1/22(3)	220	230
Valeant Pharmaceuticals International, Inc. Escrow Corp.
144A 6.750%, 8/15/18(3)	130	140
144A 7.500%, 7/15/21(3)	25	27

		1,563

Industrials—6.1%
AAR Corp. 144A 7.250%, 1/15/22(3)	190	199
ADT Corp. (The) 144A 6.250%, 10/15/21(3)	260	264
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	160	169
Air Canada 144A 6.750%, 10/1/19(3)	260	259
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	101	97
America West Airlines Pass-Through-Trust 00-1, G 8.057%, 7/2/20	238	258
American Airlines Pass-Through-Trust 13-1, A 144A 4.000%, 7/15/25(3)	210	197
Automotores Gildemeister SA 144A 6.750%, 1/15/23(3)	215	169
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	215	216
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(3)	155	155
Carpenter Technology Corp. 4.450%, 3/1/23	250	245
Continental Airlines Pass-Through-Trust
97-4, A 6.900%, 1/2/18	261	274
99-1, A 6.545%, 2/2/19	414	450
00-1, A1 8.048%, 11/1/20	457	519
Delta Air Lines Pass-Through-Trust 12-1A, 1A 4.750%, 5/7/20	333	349
Nielsen Co. (The) 144A 5.500%, 10/1/21(3)	220	221

	PAR VALUE		VALUE
Industrials—continued
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	$356		$367
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18(3)	320	BRL	120
Rexel SA 144A 5.250%, 6/15/20(3)	210		206
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(3)	200		209
Spirit Aerosystems, Inc. 6.750%, 12/15/20	205		216
TransDigm, Inc. 144A 7.500%, 7/15/21(3)	145		157

			5,316

Information Technology—2.2%
Ceridian Corp. 144A 11.000%, 3/15/21(3)	5		6
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	270		265
EarthLink, Inc. 8.875%, 5/15/19	165		160
First Data Corp.
11.250%, 3/31/16	198		199
144A 8.250%, 1/15/21(3)	260		270
144A 11.750%, 8/15/21(3)	420		407
Freescale Semiconductor, Inc. 144A 5.000%, 5/15/21(3)	150		143
Xerox Corp. 4.500%, 5/15/21	425		442

			1,892

Materials—5.0%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	310		307
Cemex SAB de CV 144A 5.875%, 3/25/19(3)	265		255
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	95		92
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(9)	275		275
Gerdau Holdings, Inc.
144A 7.000%, 1/20/20(3)	100		106
144A 4.750%, 4/15/23(3)	315		280
Hexion U.S. Finance Corp.
144A 8.875%, 2/1/18	130		135
6.625%, 4/15/20	130		131
Ineos Finance plc 144A 8.375%, 2/15/19(3)	200		221
Inversiones CMPC SA 144A 4.375%, 5/15/23(3)	375		349
NewMarket Corp. 4.100%, 12/15/22	288		279
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(3)	305		307
Reynolds Group Issuer, Inc.
9.000%, 4/15/19	135		142
8.250%, 2/15/21	140		142

	PAR VALUE	VALUE
Materials—continued
Tronox Finance LLC 144A 6.375%, 8/15/20	$160	$159
Turkiye Sise Ve Cam Fabrikalari AS 144A 4.250%, 5/9/20(3)	320	278
United States Steel Corp. 6.875%, 4/1/21	265	270
Vale Overseas Ltd. 4.375%, 1/11/22	330	318
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	215	237

		4,283

Telecommunication Services—2.2%
AT&T, Inc. 3.875%, 8/15/21	425	430
CenturyLink, Inc. Series S, 6.450%, 6/15/21	245	245
Cincinnati Bell, Inc. 8.375%, 10/15/20	210	224
Frontier Communications Corp. 7.125%, 1/15/23	220	222
Koninklijke KPN NV 144A 7.000%, 3/28/73(2)(3)(8)	210	212
Telefonica Emisiones SAU 4.570%, 4/27/23	225	216
Windstream Corp. 7.750%, 10/15/20	330	342

		1,891

Utilities—0.9%
Abu Dhabi National Energy Co. 144A 2.500%, 1/12/18(3)	270	265
Electricite de France SA 144A 5.250%, 12/29/49(2)(3)(7)(8)	280	265
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(3)	250	258

		788
TOTAL CORPORATE BONDS (Identified Cost $48,625)		47,951

CONVERTIBLE BONDS—0.4%
General Electric Capital Corp. Series A 7.125%, 12/15/49(2)(7)	290	315
TOTAL CONVERTIBLE BONDS (Identified Cost $290)		315

LOAN AGREEMENTS(2)—8.7%

Consumer Discretionary—1.3%
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-6, 5.429%, 1/28/18	192	174
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	49	51

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Clear Channel Communications, Inc.
Tranche B, 3.829%, 1/29/16	$190	$180
Tranche D, 6.929%, 1/30/19	45	42
EB Sports Corp. 11.500%, 12/31/15	170	169
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	215	220
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	116	116
Tribune Co. Tranche B, 4.000%, 12/31/19	71	71
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	82	84

		1,107

Consumer Staples—0.6%
AdvancePierre Foods, Inc. Second Lien, 9.500%, 10/10/17	210	214
Hostess Brands Acquisition LLC Tranche B, 6.750%, 4/9/20	178	183
Rite Aid Corp.
Tranche 1, Second Lien, 5.750%, 8/21/20	14	14
Tranche 2, 4.875%, 6/21/21	145	146

		557

Energy—0.6%
Fieldwood Energy LLC 7.125%, 9/30/20	111	111
FTS International, Inc. (Frac Tech International LLC) 8.500%, 5/6/16	220	216
SES International Holdings Ltd. (Saxon) 5.500%, 2/15/19	178	179

		506

Financials—0.4%
Altisource Portfolio Solutions S.A.R.L Tranche B, 5.750%, 11/27/19	120	121
Capital Automotive LP Second Lien, 6.000%, 4/30/20	24	25
Nuveen Investments, Inc. Tranche B, Second Lien 6.500%, 2/28/19	215	214

		360

	PAR VALUE	VALUE
Health Care—0.9%
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	$68	$69
Second Lien, 11.000%, 1/2/19	79	81
INC Research, LLC 6.000%, 7/12/18	78	78
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	110	107
MMM Holdings, Inc. 9.750%, 12/12/17	64	64
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	46	47
Rural/Metro Operating Co. LLC First Lien, 5.750%, 6/30/18	104	100
Surgery Center Holdings, Inc. First Lien 6.000%, 4/11/19	112	112
United Surgical Partners International, Inc. Tranche B, 4.750%, 4/3/19	80	80

		738

Industrials—2.1%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	25	25
Aluma Systems, Inc. (Brand Energy & Infrastructure) Tranche 1, 6.250%, 10/23/18	31	31
American Airlines, Inc. Tranche B, 4.750%, 6/27/19	191	190
AWAS Finance Luxemborg S.A. Tranche 2012, 3.500%, 7/16/18	77	77
Brand Energy & Infrastructure Services, Inc.
Tranche B-1, First Lien, 6.250%, 10/23/18	128	128
Second Lien, 11.000%, 10/23/19	105	108
Ceridian Corp. Tranche 2013, 4.429%, 8/14/15	247	247
CHG Buyer Corp. Second Lien, 9.000%, 11/19/20	64	65
Commercial Barge Line Co. First Lien 7.500%, 9/22/19	264	257
Hawker Beechcraft Acquisition Company LLC 5.750%, 2/14/20	215	217
International Equipment Solutions (IES Global B.V.) 6.750%, 8/16/19	94	93
McJunkin Red Man Corp. 6.000%, 11/8/19	155	157
Navistar, Inc. Tranche B, 5.750%, 8/17/17	149	151

	PAR VALUE	VALUE
Industrials—continued
SESAC Holding Co. II LLC First Lien, 6.000%, 2/7/19	$96	$97

		1,843

Information Technology—1.9%
Alcatel-Lucent U.S.A., Inc. 5.750%, 1/30/19	225	227
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	109	111
Blue Coat Systems, Inc.
4.500%, 5/31/19	273	274
Second Lien 9.500%, 6/28/20	138	139
IPC Systems, Inc. Tranche C, First Lien, 7.750%, 7/31/17	163	160
Kronos, Inc. Second Lien, 9.750%, 4/30/20	110	114
Riverbed Technology, Inc. 4.000%, 12/18/19	62	63
RP Crown Parent LLC First Lien 6.750%, 12/21/18	152	154
SCS Holdings I, Inc. (Sirius Computer Solutions, Inc.) 7.000%, 12/7/18	103	104
Sorenson Communications, Inc. 9.500%, 10/31/14	159	161
Spansion LLC 5.250%, 12/13/18	68	69
Wall Street Systems Holdings, Inc. Second Lien, 9.250%, 10/25/20	110	111

		1,687

Materials—0.7%
Fortescue Metals Group Ltd. (FMG Resources Ltd.) 2006, 5.250%, 10/18/17	282	284
Houghton International, Inc. Holding Corp. (HII Holding Corp.) Second Lien, 9.500%, 12/21/20	110	111
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	153	144
Tronox Pigments B.V. 4.500%, 3/19/20	57	57

		596

Telecommunication Services—0.2%
Integra Telecom Holdings, Inc. Tranche B, 5.250%, 2/22/19	160	162
TOTAL LOAN AGREEMENTS (Identified Cost $7,505)		7,556

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCK(2)—2.6%

Financials—2.6%
Bank of America Corp. Series U, 5.20%	$150,000	(12)	$132
Citigroup Capital XIII 7.875%,	16,200		445
Fifth Third Bancorp 5.10%	285,000	(12)	249
General Electric Capital Corp. Series C, 5.25%	300,000	(12)	278
JPMorgan Chase & Co. Series Q, 5.15%	255,000	(12)	224
JPMorgan Chase & Co. Series 1 7.90%	280,000	(12)	304
PNC Financial Services Group, Inc. (The) Series R, 4.85%	215,000	(12)	185
Wells Fargo & Co. Series K, 7.98%	230,000	(12)	253
Zions Bancorporation 6.95%	8,800		224
TOTAL PREFERRED STOCK (Identified Cost $2,377)			2,294
TOTAL LONG TERM INVESTMENTS—98.9%
(Identified Cost $86,359)			85,595

SHORT-TERM INVESTMENTS—0.7%

Money Market Mutual Funds—0.7%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	640,531		641
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $641)			641
TOTAL INVESTMENTS—99.6% (Identified Cost $87,000)			86,236	(1)
Other assets and liabilities, net—0.4%			313

NET ASSETS—100.0%			$86,549

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2013.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $26,750 or 30.9% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
(6)	Illiquid security.
(7)	No contractual maturity date
(8)	Interest payments may be deferred.
(9)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(10)	100% of the income received was in cash.
(10)	Amounts are less than $500 (not reported in 000s).
(11)	Principal amount is adjusted pursuant to the change in the Index.
(12)	Value shown as par value.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso

Country Weightings (Unaudited)†
United States	73%
Luxembourg	3
Brazil	2
Mexico	2
Turkey	2
Cayman Islands	1
Chile	1
Other	16
Total	100%
† % of total investments as of September 30, 2013

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$3,837	$—	$3,837	$—
Convertible Bonds	315	—	315	—
Corporate Bonds and Notes	47,951	—	47,941	10
Foreign Government Securities	4,577	—	4,577	—
Loan Agreements	7,556	—	7,556	—
Mortgage-Backed Securities	18,759	—	18,759	—
Municipal Bonds	306	—	306	—
Equity Securities:
Preferred Stock	2,294	669	1,625	—
Short-Term Investments	641	641	—	—

Total Investments	$86,236	$1,310	$84,916	$10

Securities held by the Fund with an end of period market value of $445 was transferred from level 2 into level 1 since starting to use an exchange price.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds and Notes
Investments in Securities
Balance as of September 30, 2012:	$14
Accrued discount/(premium)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—	(c)
Purchases	—
Sales(b)	(4)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2013	$10	(d)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2013, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount less than $500.
(d)	Includes internally fair valued security. See the last paragraph under “Note 2A Security Valuation” for a description of the valuation process in place and a qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL TAX-EXEMPT BONDS(2)—97.0%

Development Revenue—5.9%
Hercules Redevelopment Agency, Tax-Allocation (AMBAC Insured) 5.000%, 8/1/29	$500	$375
San Diego Redevelopment Agency,
Tax Allocation Series B (AMBAC Insured) 5.350%, 9/1/24	1,000	1,001
Tax Allocation Series A (AMBAC Insured) 4.750%, 9/1/30	500	476
Santa Clara Redevelopment Agency, Bayshore North Project (NATL Insured) 5.000%, 6/1/22	1,000	1,004

		2,856

General Obligation—19.5%
Brea Olinda Unified School District, Series A (NATL, FGIC Insured) 6.000%, 8/1/15	150	165
Contra Costa Community College District, 4.000%, 8/1/28	245	247
Los Alamitos Unified School District, School Facilities Improvement Dist #1, 2008 Election-Series E 5.250%, 8/1/39	250	264
Los Angeles Unified School District, 2002 Election Series C (AGM Insured) 5.000%, 7/1/24	500	545
Series A-1 (NATL Insured) 4.500%, 1/1/28	750	777
Norwalk—La Mirada Unified School District, 2002 Election Series D (AGM Insured) 0.000%, 8/1/33	1,475	517
Placer Union High School District, (AGM Insured) 0.000%, 8/1/32	1,500	541
Rancho Santiago Community College District, 2002 Election Series C (AGM Insured) 0.000%, 9/1/27	1,200	618
Riverside Unified School District, Series C (AGM Insured) 5.000%, 8/1/32	375	398
Ross Valley School District, 2010 Election Series B 5.000%, 8/1/37	500	522
San Diego Community College District,
Election of 2002 5.000%, 8/1/32	250	271
Election of 2006 5.000%, 8/1/43	100	104
San Diego Unified School District, 1998 Election, Series C2 (AGM Insured) 5.500%, 7/1/25	225	270

	PAR VALUE	VALUE
General Obligation—continued
San Rafael City High School District, 2002 Election Series B (NATL, FGIC Insured) 0.000%, 8/1/26	$1,000	$547
Sequoia Union High School District, 4.000%, 7/1/26	250	258
State of California,
5.500%, 3/1/26	500	560
5.000%, 2/1/27	290	328
5.000%, 6/1/32	575	590
5.000%, 9/1/32	300	314
5.000%, 11/1/32	250	257
4.500%, 10/1/36	605	575
5.000%, 12/1/37	275	279
6.000%, 4/1/38	250	285
5.000%, 2/1/43	250	256

		9,488

General Revenue—19.5%
Anaheim Public Financing Authority, Series C (AGM Insured) 6.000%, 9/1/16	1,515	1,665
City of Pomona, Certificates of Participation, (AMBAC Insured) 5.500%, 6/1/28	1,000	1,010
Golden State Tobacco Securitization Corp.,
Enhanced Asset, Series A 5.000%, 6/1/29	500	511
Series A-1 5.125%, 6/1/47	1,250	869
Los Angeles County Public Works Financing Authority, Series A (AGM Insured) 5.500%, 10/1/18	235	261
North City West School Facilities Financing Authority, Series B (AMBAC Insured) 5.250%, 9/1/19	1,000	1,154
Sacramento Area Flood Control Agency, (BHAC Insured) 5.500%, 10/1/28	350	384
5.000%, 10/1/37	750	776
South Bay Regional Public Communications Authority, Hawthorne Projects, Series B (ACA Insured) 4.750%, 1/1/31	535	474
State of California Public Works Board, Judicial Council Projects, Series A 5.000%, 3/1/29	115	121
Department of General Services, Buildings 8&9 6.125%, 4/1/29	500	576
Capital Projects, Series G-1 5.750%, 10/1/30	550	608
Department of Forestry & Fire Protection, Series E 5.000%, 11/1/32	500	520

	PAR VALUE	VALUE
General Revenue—continued
Judicial Council Projects, Series A 5.000%, 3/1/38	$300	$301
Ventura County Public Financing Authority, Series A 5.000%, 11/1/25	250	278

		9,508

Higher Education Revenue—4.6%
California Educational Facilities Authority, University of Southern California, Series A 5.000%, 10/1/23	250	301
Pomona College, Series A 5.000%, 7/1/45	500	519
California State University, Series A (NATL, FGIC Insured) 5.250%, 11/1/38	635	667
University of California, Series D (NATL, FGIC Insured) 5.000%, 5/15/28	710	755

		2,242

Medical Revenue—6.0%
California Health Facilities Financing Authority,
Stanford Hospital and Clinics, Series A 5.000%, 11/15/13	125	126
Cedars-Sinai Medical Center, 5.000%, 11/15/34	500	504
Providence Health & Services, Series C 6.500%, 10/1/38	295	333
Kaiser Permanente, Series A 5.250%, 4/1/39	500	504
California Statewide Communities Development Authority,
Sutter Health, Series B, (AMBAC Insured) 5.000%, 11/15/38	205	206
St. Joseph Health System, (FGIC Insured) 5.750%, 7/1/47	500	530
San Benito Health Care District, (CA MTG Insured) 4.000%, 3/1/18	140	151
University of California, Regents Medical, Series A 4.750%, 5/15/31	550	556

		2,910

Natural Gas Revenue—2.0%
Roseville Natural Gas Financing Authority,
5.000%, 2/15/24	750	783
5.000%, 2/15/27	195	195

		978

See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Power Revenue—5.1%
Imperial Irrigation District, Series B 5.000%, 11/1/36	$300	$307
Northern California Power Agency, Hydroelectric Project No 1 5.000%, 7/1/32	200	209
Sacramento Municipal Utility District, Cosumnes Project (NATL Insured) 4.750%, 7/1/26	500	519
Series X 5.000%, 8/15/26	350	385
Series B 5.000%, 8/15/29	250	271
Series A 5.000%, 8/15/37	250	259
Southern California Public Power Authority, Windy Project Series 1, 5.000%, 7/1/28	500	543

		2,493

Pre-Refunded—16.4%
California Health Facilities Financing Authority, Providence Health & Services, Series C (Pre-refunded 10/1/18 @100) 6.500%, 10/1/18	5	6
California Infrastructure & Economic Development Bank, Bay Area Toll Bridges (Pre-refunded 7/1/26 @100) (AMBAC Insured) 5.125%, 7/1/37	755	921
City of Stockton, O’Connors Woods Project Series A (Pre-refunded 9/20/17 @ 100) (GNMA Collateralized) 5.600%, 3/20/28	170	171
Contra Costa County Home Mortgage, (GNMA Collateralized) 7.500%, 5/1/14(3)(4)	550	573
Metropolitan Water District of Southern California,
Series A, (Pre-refunded 4/1/22 @100) 5.000%, 10/1/33	330	357
Series B-1 (Pre-refunded 10/1/13 @100) (NATL, FGIC Insured) 5.000%, 10/1/36	140	140
Northern California Power Agency, Series A (Pre-refunded 7/1/21 @100) (AMBAC Insured) 7.500%, 7/1/23	195	256
Riverside County Single Family, Series A (GNMA Collateralized) 7.800%, 5/1/21(3)	4,000	5,532

		7,956

Transportation Revenue—9.0%
Bay Area Toll Authority,
Series F-1 5.000%, 4/1/34	500	518

	PAR VALUE	VALUE
Transportation Revenue—continued
Series F-1 5.125%, 4/1/39	$580	$603
City of Long Beach Airport, Series A 5.000%, 6/1/30	200	206
City of Los Angeles, International Airport, Series A 5.000%, 5/15/40	510	518
Contra Costa Transportation Authority, Series B 5.000%, 3/1/29	320	352
Imperial County Transportation Authority, Series E 4.000%, 6/1/20	500	534
San Diego County Regional Airport Authority,
Senior Series A 5.000%, 7/1/23	200	234
Subordinate Series A 5.000%, 7/1/40	250	248
Series B 5.000%, 7/1/40	500	496
San Francisco City & County Airports Community-San Francisco International Airport, 2nd Series B 5.000%, 5/1/43	150	153
San Francisco Municipal Transportation Agency, Subordinate Series A 5.000%, 3/1/42	500	510

		4,372

Water & Sewer Revenue—9.0%
Alameda County Water District Financing Authority, 3.500%, 6/1/41	365	279
California State Department of Water Resources,
Central Valley Projects Series AE 5.000%, 12/1/28	35	39
Series AN 5.000%, 12/1/35	235	252
City of Manteca Water Revenue, 5.000%, 7/1/27	380	417
City of San Francisco Public Utilities Commission Water Revenue,
Series C 4.000%, 11/1/32	250	248
Series A 4.500%, 11/1/35	225	229
City of Santa Rosa Wastewater Revenue, Series A 5.000%, 9/1/33	500	522
Contra Costa Water District, Series R 5.000%, 10/1/43	400	415
East Bay Municipal Utility District, Subordinate Series A, (NATL Insured) 5.000%, 6/1/35	500	519
Ross Valley Public Financing Authority, Sanitary District #1, (AGM Insured) 5.000%, 10/1/33	225	237

	PAR VALUE	VALUE
Water & Sewer Revenue—continued
Sacramento Suburban Water District, Series A 5.000%, 11/1/25	$250	$281
San Diego County Water Authority, Ref 5.000%, 5/1/31	250	271
Santa Margarita-Dana Point Authority, Water Districts Improvements, Districts 2,3,4, Series A 5.125%, 8/1/38	630	660

		4,369
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(Identified Cost $46,075)		47,172
TOTAL LONG TERM INVESTMENTS—97.0%
(Identified Cost $46,075)		47,172
TOTAL INVESTMENTS—97.0%
(Identified Cost $46,075)		47,172	(1)
Other assets and liabilities, net—3.0%		1,466

NET ASSETS—100.0%		$48,638

Abbrevations

ACA	American Capital Access Financial Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
CA MTG	California Mortgage Guarantee Program
FGIC	Financial Guaranty Insurance Company
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.

Footnote Legend

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	At September 30, 2013, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets is as follows: California 100%. At September 30, 2013, 52.2% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: NATL 15.1%, AMBAC 12.4% and GNMA 13.1%.
(3)	Escrowed to maturity.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Tax-Exempt Bonds	$47,172	$47,172

Total Investments	$47,172	$47,172

There are no Level 1 (quoted prices) or Level 3 (significant unobservable inputs) priced securities

See Notes to Financial Statements

VIRTUS DISCIPLINED EQUITY STYLE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.7%
iShares Russell 1000® Growth Index Fund	6,450	$505
iShares Russell 2000® Growth Index Fund	4,380	551
iShares Russell Midcap® Growth Index Fund	6,580	515
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,393)		1,571
TOTAL LONG TERM INVESTMENTS—99.7%
(Identified Cost $1,393)		1,571

SHORT-TERM INVESTMENTS—1.0%

Money Market Mutual Funds—1.0%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	15,496	15
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $15)		15
TOTAL INVESTMENTS—100.7% (Identified Cost $1,408)		1,586	(1)
Other assets and liabilities, net—(0.7)%		(11)

NET ASSETS—100.0%		$1,575

Abbreviations:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$1,571	$1,571
Short-Term Investments	15	15

Total Investments	$1,586	$1,586

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS DISCIPLINED SELECT BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—100.9%
iShares Barclays Treasury Inflation Protected Securities Bond Fund	4,650	$523
iShares iBoxx $ High Yield Corporate Bond Fund	1,440	132
iShares iBoxx Investment Grade Corporate Bond Fund	3,440	391
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,067)		1,046
TOTAL LONG TERM INVESTMENTS—100.9%
(Identified Cost $1,067)		1,046

SHORT-TERM INVESTMENTS—0.6%

Money Market Mutual Funds—0.6%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	5,902	6
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $6)		6
TOTAL INVESTMENTS—101.5%
(Identified Cost $1,073)		1,052	(1)
Other assets and liabilities, net—(1.5)%		(15)

NET ASSETS—100.0%		$1,037

Abbreviations:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$1,046	$1,046
Short-Term Investments	6	6

Total Investments	$1,052	$1,052

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS DISCIPLINED SELECT COUNTRY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—100.6%
iShares MSCI Australia Index Fund	3,970	$100
iShares MSCI France Index Fund	4,220	113
iShares MSCI Germany Index Fund	4,150	115
iShares MSCI Hong Kong Index Fund	2,080	42
iShares MSCI Italy Index Fund Capped	1,850	26
iShares MSCI Japan Index Fund	24,180	288
iShares MSCI Netherlands Investable Market Index Fund	1,560	37
iShares MSCI Spain Index Fund Capped	1,050	37
iShares MSCI Sweden Index Fund	1,130	39
iShares MSCI Switzerland Index Fund Capped	4,110	129
iShares MSCI United Kingdom Index Fund	13,960	274
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,072)		1,200
TOTAL LONG TERM INVESTMENTS—100.6%
(Identified Cost $1,072)		1,200

SHORT-TERM INVESTMENTS—0.7%

Money Market Mutual Funds—0.7%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	8,255	8
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $8)		8
TOTAL INVESTMENTS—101.3%
(Identified Cost $1,080)		1,208	(1)
Other assets and liabilities, net—(1.3)%		(15)

NET ASSETS—100.0%		$1,193

Abbreviations:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$1,200	$1,200
Short-Term Investments	8	8

Total Investments	$1,208	$1,208

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS HERZFELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
CLOSED-END FUNDS—92.7%

Convertible Funds—7.9%
Advent Claymore Convertible Securities and Income Fund	16,125	$283
AllianzGI Equity & Convertible Income Fund	6,982	130
Putnam High Income Securities Fund	44,103	347

		760

Equity Funds—27.7%
Adams Express Co.	24,149	299
Advent Claymore Enhanced Growth & Income Fund	3,708	36
Alpine Total Dynamic Dividend Fund	102,204	411
ASA Gold and Precious Metals Ltd.	4,500	60
BlackRock Enhanced Equity Dividend Trust	8,000	60
Boulder Growth & Income Fund, Inc.	10,000	76
Cohen & Steers Infrastructure Fund, Inc.	13,500	267
Cohen & Steers REIT and Preferred Income Fund, Inc.	12,491	194
Dividend and Income Fund	3,000	43
Gabelli Healthcare & WellnessRx Trust (The)	16,945	169
General American Investors Co., Inc.	8,328	284
Liberty All Star Equity Fund	38,225	207
LMP Capital and Income Fund, Inc.	4,666	69
Nuveen Real Asset Income and Growth Fund	12,033	225
Petroleum & Resources Corp.	8,154	221
Tri-Continental Corp.	2,500	46

		2,667

Income Funds—24.5%
AllianceBernstein Income Fund	12,000	85
American Select Portfolio	38,543	370
Avenue Income Credit Strategies Fund	147	3
BlackRock Build America Bond Trust	7,000	132
BlackRock Credit Allocation Income Trust IV	16,768	219
First Trust Mortgage Income Fund	20,300	312
Guggenheim Build America Bonds Managed Duration Trust	6,099	122
Montgomery Street Income Securities, Inc.	5,300	83
Morgan Stanley Income Securities, Inc.	10,278	171
Nuveen Build America Bond Opportunity Fund	5,250	97
Pimco Dynamic Income Fund	15,500	445
Putnam Master Intermediate Income Trust	8,600	42
Putnam Premier Income Trust	41,145	216
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	5,000	58

		2,355

	SHARES	VALUE
Hybrid Fund—0.7%
Calamos Global Dynamic Income Fund	8,000	$68

International Equity Funds—23.3%
Aberdeen Indonesia Fund, Inc. (The)	3,900	39
Alpine Global Dynamic Dividend Fund	69,333	330
BlackRock International Growth and Income Trust	17,000	131
Brookfield Global Listed Infrastructure Income Fund, Inc.	2,000	41
Clough Global Allocation Fund	452	7
Clough Global Opportunities Fund	5,000	64
Delaware Enhanced Global Dividend and Income Fund	9,000	107
Japan Equity Fund, Inc.	55,884	381
Japan Smaller Capitalization Fund, Inc.	33,077	300
JF China Region Fund, Inc.	3,112	46
Korea Fund, Inc. (The)(2)	5,918	230
Macquarie Global Infrastructure Total Return Fund, Inc.	3,900	84
Morgan Stanley Asia Pacific Fund, Inc.	3,981	67
New Germany Fund, Inc. (The)	4,320	89
Singapore Fund, Inc. (The)	5,100	66
Templeton Dragon Fund, Inc.	4,400	115
Thai Fund, Inc. (The)	7,463	148

		2,245

International Income Funds—3.4%
Aberdeen Asia-Pacific Income Fund, Inc.	7,034	43
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	17,685	249
Nuveen Diversified Currency Opportunities Fund	3,850	40

		332

Municipal Bond Funds—5.2%
Nuveen Dividend Advantage Municipal Fund 3	16,000	203
Nuveen Dividend Advantage Municipal Income Fund	20,434	259
Nuveen Municipal Market Opportunity Fund, Inc.	3,000	37

		499
TOTAL CLOSED-END FUNDS (Identified Cost $9,178)		8,926

RIGHTS—0.0%
Brookfield Global Listed Infrastructure Income Fund, Inc.(2)	2,000	1
TOTAL RIGHTS (Identified Cost $0)		1
TOTAL LONG TERM INVESTMENTS—92.7%
(Identified cost $9,178)		8,927

SHARES		VALUE
SHORT-TERM INVESTMENTS—7.3%

Money Market Mutual Funds—7.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	698,571	$699
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $699)		699
TOTAL INVESTMENTS—100.0%
(Identified Cost $9,877)		9,626	(1)
Other assets and liabilities, net—0.0%		(2)

NET ASSETS—100.0%		$9,624

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Closed-End Funds	$8,926	$8,926
Rights	1	1
Short-Term Investments	699	699

Total Investments	$9,626	$9,626

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—1.4%

Non-Agency—1.4%
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust 05-RP1, 1A3 144A 8.000%, 1/25/35(3)	$217	$232
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	291	304
Structured Adjustable Rate Mortgage Loan Trust 07-5, 2A1 4.748%, 6/25/37(2)	832	700
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $1,166)		1,236

ASSET-BACKED SECURITIES—0.6%
Residential Funding Mortgage Securities II Home Loan Trust 06-H11, M1 6.010%, 2/25/36(2)	200	199
Security National Mortgage Loan Trust 04-1A, AF3, 144A 6.420%, 6/25/32(2)(3)	267	216
Terwin Mortgage Trust 04-15AL, A1 144A 5.775%, 7/25/34(2)(3)	135	129
TOTAL ASSET-BACKED SECURITIES (Identified Cost $557)		544

CORPORATE BONDS—80.5%

Consumer Discretionary—20.3%
Activision Blizzard, Inc.
144A 5.625%, 9/15/21(3)	250	251
144A 6.125%, 9/15/23(3)	260	262
Allison Transmission, Inc. 144A 7.125%, 5/15/19(3)	475	507
American Axle & Manufacturing, Inc. 6.250%, 3/15/21	275	285
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	345	324
Boyd Gaming Corp. 9.000%, 7/1/20	500	545
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	385	389
Caesars Entertainment Operating Co, Inc. 9.000%, 2/15/20	500	472
CCO Holdings LLC 5.250%, 9/30/22	250	232
CCO Holdings LLC (CCO Holdings Capital Corp.) 6.500%, 4/30/21	280	287
Chrysler Group LLC (Chrysler Group, Inc.) 8.250%, 6/15/21	200	225

	PAR VALUE	VALUE
Consumer Discretionary—continued
Cequel Communications Holdings I LLC 144A 6.375%, 9/15/20(3)	$650	$666
Claire’s Stores, Inc.
144A 9.000%, 3/15/19(3)	335	373
144A 7.750%, 6/1/20(3)	250	246
Clear Channel Communications, Inc. 144A 9.000%, 12/15/19	493	486
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	550	571
General Motors Co. 144A 3.500%, 10/2/18(3)	265	266
Hilton Worldwide Finance LLC (Hilton Worldwide Finance Corp.) 144A 5.625%, 10/15/21(3)	440	442
Hot Topic, Inc. 144A 9.250%, 6/15/21(3)	260	268
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	390	368
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	355	376
Live Nation Entertainment, Inc. 144A 7.000%, 9/1/20(3)	325	341
Meritor, Inc. 6.750%, 6/15/21	445	443
MGM Resorts International 6.750%, 10/1/20	760	800
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	450	472
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(3)	340	360
Pinnacle Entertainment, Inc. 7.500%, 4/15/21	500	546
PNK Finance Corp. 144A 6.375%, 8/1/21(3)	540	553
Quiksilver, Inc. 144A 10.000%, 8/1/20(3)	200	211
Regal Entertainment Group 5.750%, 6/15/23	500	474
Rent-A-Center, Inc.
6.625%, 11/15/20	250	264
144A 4.750%, 5/1/21(3)	175	164
Sally Holdings LLC 5.750%, 6/1/22	300	302
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International LLC) 144A 5.875%, 5/15/21(3)	290	279
ServiceMaster Co. 7.000%, 8/15/20	265	252
Sinclair Television Group, Inc. 5.375%, 4/1/21	560	535
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	565	530
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(3)	365	349

	PAR VALUE	VALUE
Consumer Discretionary—continued
Sonic Automotive, Inc. 5.000%, 5/15/23	$300	$276
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(3)	560	524
UCI International, Inc. 8.625%, 2/15/19	480	492
United Artists Theatre Circuit, Inc.
Series 95-A 9.300%, 7/1/15(5)(6)	110	112
Series BD-1 9.300%, 7/1/15(5)(6)	124	126
Series AW-0 9.300%, 7/1/15(5)(6)	1	1
Series BE-9 9.300%, 7/1/15(5)(6)	4	4
Univision Communications, Inc.
144A 6.875%, 5/15/19(3)	215	231
144A 8.500%, 5/15/21(3)	365	401
Valassis Communication, Inc. 6.625%, 2/1/21	885	878
William Carter Co. (The) 144A 5.250%, 8/15/21(3)	355	357

		18,118

Consumer Staples—2.1%
Chiquita Brands International, Inc. 144A 7.875%, 2/1/21(3)	190	202
Ingles Markets, Inc. 144A 5.750%, 6/15/23(3)	550	532
Rite Aid Corp. 144A 6.750%, 6/15/21(3)	500	522
SUPERVALU, Inc. 144A 6.750%, 6/1/21(3)	300	287
Vector Group Ltd. 7.750%, 2/15/21	300	312

		1,855

Energy—7.9%
Alta Mesa Holdings LP 9.625%, 10/15/18	275	291
Atlas Pipeline Partners LP 144A 6.625%, 10/1/20(3)	255	261
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.625%, 8/1/20	200	222
CHC Helicopter SA 9.250%, 10/15/20	280	299
Chesapeake Energy Corp.
6.625%, 8/15/20	260	281
5.375%, 6/15/21	855	857
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	235	241
Energy Transfer Equity LP 7.500%, 10/15/20	275	296

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Energy XXI Gulf Coast, Inc. 144A 7.500%, 12/15/21(3)	$500	$495
EP Energy LLC 9.375%, 5/1/20	415	469
EV Energy Partners LP 8.000%, 4/15/19	125	126
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(3)	100	105
Forest Oil Corp. 7.250%, 6/15/19	350	352
Gulfmark Offshore, Inc. 6.375%, 3/15/22	400	402
Linn Energy LLC 7.750%, 2/1/21	490	495
Memorial Production Partners LP 7.625%, 5/1/21	290	282
Parker Drilling Co. 144A 7.500%, 8/1/20(3)	275	276
QEP Resources, Inc. 6.875%, 3/1/21	365	390
Quicksilver Resources, Inc. 7.125%, 4/1/16	200	191
Sabine Pass Liquefaction LLC 144A 5.625%, 2/1/21(3)	285	280
Targa Resources Partners LP 6.375%, 8/1/22	420	439

		7,050

Financials—11.3%
Aircastle Ltd. 7.625%, 4/15/20	240	266
Alfa Bank OJSC 144A 7.500%, 9/26/19(3)(7)	200	208
Ally Financial, Inc. 4.750%, 9/10/18	350	349
Avis Budget Car Rental LLC 5.500%, 4/1/23	385	358
Banco ABC Brasil SA 144A 7.875%, 4/8/20(3)	310	312
CNL Lifestyle Properties, Inc. 7.250%, 4/15/19	500	515
Country Garden Holdings Co., Ltd. 144A 7.250%, 4/4/21(3)	200	199
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	90	92
Denali Borrower LLC (Denali Finance Corp.) 144A 5.625%, 10/15/20(3)	280	272
DuPont Fabros Technology LP 144A 5.875%, 9/15/21(3)	305	307
E*TRADE Financial Corp. 6.375%, 11/15/19	265	284
Glen Meadow Pass-Through Trust 144A 6.505%, 2/12/67(2)(3)	480	446
GRD Holdings III Corp. 144A 10.750%, 6/1/19(3)	320	341

	PAR VALUE	VALUE
Financials—continued
Griffey Intermediate, Inc. 144A 7.000%, 10/15/20(3)	$300	$228
ING US, Inc. 5.650%, 5/15/53(2)	570	523
Intelsat Jackson Holdings SA 144A 6.625%, 12/15/22(3)	510	509
International Lease Finance Corp.
3.875%, 4/15/18	300	290
6.250%, 5/15/19	455	480
5.875%, 8/15/22	840	827
iStar Financial, Inc. 4.875%, 7/1/18	335	327
Landry’s Holdings II, Inc. 144A 10.250%, 1/1/18(3)	175	184
Level 3 Financing, Inc. 7.000%, 6/1/20	200	203
Michaels FinCo Holdings LLC (Michaels FinCo, Inc.) PIK Interest Capitalization, 144A 7.500%, 8/1/18(3)(8)	255	259
Nationstar Mortgage LLC
6.500%, 8/1/18	130	131
6.500%, 7/1/21	275	265
SLM Corp. 5.500%, 1/25/23	330	302
Spansion LLC 7.875%, 11/15/17	255	267
Springleaf Finance Corp. 6.500%, 9/15/17	300	310
TMK OAO Via (TMK Capital) SA 144A 6.750%, 4/3/20(3)(7)	335	319
UPCB Finance Ltd.
Series V 144A 7.250%, 11/15/21(3)	250	274
Series VI 144A 6.875%, 1/15/22(3)	150	160
WideOpenWest Finance LLC 10.250%, 7/15/19	265	289

		10,096

Health Care—7.2%
Alere, Inc. 144A 6.500%, 6/15/20(3)	415	414
HCA, Inc.
6.500%, 2/15/20	775	842
7.500%, 2/15/22	415	457
Health Management Associates, Inc. 7.375%, 1/15/20	250	275
IASIS Healthcare LLC 8.375%, 5/15/19	590	615
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	335	338
MPH Intermediate Holding Co. 2 PIK Interest Capitalization, 144A 8.375%, 8/1/18(3)(8)	165	170
Par Pharmaceutical Cos., Inc. 144A 7.375%, 10/15/20(3)	350	364

	PAR VALUE		VALUE
Health Care—continued
Symbion, Inc. 8.000%, 6/15/16	$320		$339
Tenet Healthcare Corp.
144A 6.000%, 10/1/20(3)	100		102
4.500%, 4/1/21	650		612
144A 8.125%, 4/1/22(3)	435		455
United Surgical Partners International, Inc. 9.000%, 4/1/20	500		551
Universal Hospital Services, Inc. 7.625%, 8/15/20	300		311
Valeant Pharmaceuticals International, Inc. Escrow Corp.
144A 6.750%, 8/15/18(3)	215		231
144A 7.500%, 7/15/21(3)	40		43
144A 7.250%, 7/15/22(3)	300		321

			6,440

Industrials—8.9%
AAR Corp. 144A 7.250%, 1/15/22(3)	285		299
ADS Tactical, Inc. 144A 11.000%, 4/1/18(3)	245		223
ADS Waste Holdings, Inc. 144A 8.250%, 10/1/20(3)	250		265
ADT Corp. (The) 144A 6.250%, 10/15/21(3)	530		539
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	300		317
Air Canada 144A 6.750%, 10/1/19(3)	310		309
America West Airlines Pass-Through-Trust 00-1, G 8.057%, 7/2/20	58		63
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(3)	340		334
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	275		249
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	565		568
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(3)	445		446
Dycom Investments, Inc. 7.125%, 1/15/21	250		263
DynCorp International, Inc. 10.375%, 7/1/17	460		476
Hellenic Railways 5.460%, 1/30/14	225	EUR	294
Iron Mountain, Inc. 5.750%, 8/15/24	425		385
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	400		437
Nielsen Co. (The) 144A 5.500%, 10/1/21(3)	350		351
Rexel SA 144A 5.250%, 6/15/20(3)	335		328

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(3)	$250	$261
Spectrum Brands Escrow Corp. 144A 6.375%, 11/15/20(3)	385	402
Spirit Aerosystems, Inc. 6.750%, 12/15/20	315	331
TransDigm, Inc. 144A 7.500%, 7/15/21(3)	485	524
United Rentals North America, Inc. 7.375%, 5/15/20	295	319

		7,983

Information Technology—4.4%
Ceridian Corp. 144A 11.000%, 3/15/21(3)	40	47
CoreLogic, Inc. 7.250%, 6/1/21	1,000	1,070
EarthLink, Inc. 144A 7.375%, 6/1/20(3)	510	500
First Data Corp.
11.250%, 3/31/16	976	981
144A 11.750%, 8/15/21(3)	1,150	1,115
Softbank Corp. 144A 4.500%, 4/15/20(3)	200	192

		3,905

Materials—8.3%
Ardagh Packaging Finance plc 144A 9.125%, 10/15/20(3)	275	292
Calumet Specialty Products Partners LP 9.375%, 5/1/19	230	254
Cascades, Inc. 7.875%, 1/15/20	880	933
Cemex SAB de CV
144A 9.500%, 6/15/18(3)	225	250
144A 5.875%, 3/25/19(3)	400	385
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	190	184
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	235	235
Evraz Group SA 144A 6.500%, 4/22/20(3)	325	300
FMG Resources Property Ltd. 144A 6.000%, 4/1/17(3)	300	309
Hexion U.S. Finance Corp.
144A 8.875%, 2/1/18	300	312
6.625%, 4/15/20	215	216
Ineos Finance plc
144A 8.375%, 2/15/19(3)	140	155
144A 7.500%, 5/1/20(3)	220	237
Libbey Glass, Inc. 6.875%, 5/15/20	450	482
Pactiv LLC 8.125%, 6/15/17	265	278

	PAR VALUE	VALUE
Materials—continued
Reynolds Group Issuer, Inc.
8.500%, 5/15/18	$400	$420
9.000%, 4/15/19	275	290
8.250%, 2/15/21	270	273
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	500	470
Tronox Finance LLC 144A 6.375%, 8/15/20	335	333
United States Steel Corp. 6.875%, 4/1/21	340	346
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	395	436

		7,390

Telecommunication Services—8.3%
CenturyLink, Inc. Series V 5.625%, 4/1/20	600	589
Cincinnati Bell, Inc. 8.375%, 10/15/20	280	298
Clearwire Communications LLC 144A 12.000%, 12/1/15(3)	300	315
Frontier Communications Corp. 7.125%, 1/15/23	480	483
Hughes Satellite Systems Corp. 7.625%, 6/15/21	250	271
Intelsat Luxembourg SA 144A 7.750%, 6/1/21(3)	855	888
MetroPCS Wireless, Inc. 6.625%, 11/15/20	310	322
RCN Telecom Services LLC 144A 8.500%, 8/15/20(3)	500	490
SBA Telecommunications, Inc. 5.750%, 7/15/20	315	314
Sprint Capital Corp.
6.900%, 5/1/19	265	274
6.875%, 11/15/28	520	467
Sprint Communications, Inc. 6.000%, 11/15/22	270	250
Sprint Corp. 144A 7.250%, 9/15/21(3)	870	881
Verizon Communications, Inc. 3.650%, 9/14/18	90	95
Vimpel Communications OJSC 144A 7.748%, 2/2/21(3)(7)	200	216
Wind Acquisition Finance S.A.
144A 11.750%, 7/15/17(3)	300	319
144A 7.250%, 2/15/18(3)	370	385
Windstream Corp. 144A 7.750%, 10/1/21(3)	540	560

		7,417

Utilities—1.9%
AES Corp. (The) 7.375%, 7/1/21	500	552
AmeriGas Partners LP 7.000%, 5/20/22	200	209

	PAR VALUE	VALUE
Utilities—continued
Calpine Corp. 144A 7.500%, 2/15/21(3)	$295	$315
Energy Future Intermediate Holding Co. LLC ( Energy Future Intermediate Holding Finance, Inc.) 10.000%, 12/1/20	250	265
Texas Competitive Electric Holdings Co., LLC (Texas Competitive Holdings Finance, Inc.) 144A 11.500%, 10/1/20(3)	500	348

		1,689
TOTAL CORPORATE BONDS (Identified Cost $71,343)		71,943

LOAN AGREEMENTS(2)—13.4%

Consumer Discretionary—4.3%
BJ’s Wholesale Club, Inc. Second Lien, 9.750%, 3/26/20	85	87
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	142	147
Clear Channel Communications, Inc.
Tranche B, 3.829%, 1/29/16	653	617
Tranche D, 6.929%, 1/30/19	514	478
Cumulus Media Holdings, Inc. Second Lien, 7.500%, 9/16/19	315	320
EB Sports Corp. 11.500%, 12/31/15	310	309
Granite Broadcasting Corp. Tranche B First Lien 6.750%, 5/23/18	300	302
Landry’s, Inc. (Landry’s Restaurant, Inc.) Tranche B, 4.750%, 4/24/18	391	394
Merrill Communications LLC Tranche B, 7.875%, 3/8/18	279	281
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	337	344
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	173	173
Transtar Holding Co. Second Lien, 9.750%, 10/9/19	200	204
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	202	208

		3,864

Consumer Staples—1.1%
AdvancePierre Foods, Inc. Second Lien, 9.500%, 10/10/17	290	296

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—continued
Crossmark Holdings, Inc. Second Lien, 8.750%, 12/21/20	$190	$190
Hostess Brands Acquisition LLC Tranche B, 6.750%, 4/9/20	262	269
Rite Aid Corp. Tranche 2, 4.875%, 6/21/21	180	181

		936

Energy—0.9%
Fieldwood Energy LLC 7.125%, 9/30/20	276	275
NGPL Pipeco LLC 6.750%, 9/15/17	250	225
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18	285	287

		787

Financials—0.3%
Lonestar Intermediate Super Holdings LLC 11.000%, 9/2/19	92	97
Nuveen Investments, Inc. Tranche B, Second Lien 6.500%, 2/28/19	191	190

		287

Health Care—0.9%
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	292	288
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	166	167
Second Lien, 11.000%, 1/2/19	120	123
MMM Holdings, Inc. 9.750%, 12/12/17	102	102
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	74	75

		755

Industrials—1.0%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	59	60
Brand Energy & Infrastructure Services, Inc. Second Lien, 11.000%, 10/23/19	255	262
CHG Buyer Corp. Second Lien, 9.000%, 11/19/20	153	156
International Equipment Solutions (IES Global B.V.) 6.750%, 8/16/19	328	325
SESAC Holding Co. II LLC First Lien, 6.000%, 2/7/19	101	102

		905

	PAR VALUE	VALUE
Information Technology—3.3%
Alcatel-Lucent U.S.A., Inc. 5.750%, 1/30/19	$246	$248
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	193	196
Avaya, Inc. Tranche B-3, 4.762%, 10/26/17	309	278
Blue Coat Systems, Inc. Second Lien 9.500%, 6/28/20	445	448
Deltek, Inc. Second Lien, 10.000%, 10/10/19	268	270
IPC Systems, Inc. Tranche C, First Lien, 7.750%, 7/31/17	277	272
Kronos, Inc. Second Lien, 9.750%, 4/30/20	260	270
RP Crown Parent LLC Second Lien, 11.250%, 12/21/19	415	424
Sorenson Communications, Inc. 9.500%, 10/31/14	279	282
Wall Street Systems Holdings, Inc. Second Lien, 9.250%, 10/25/20	275	277

		2,965

Materials—0.9%
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) Second Lien, 8.750%, 9/19/14	416	424
Houghton International, Inc. Holding Corp. (HII Holding Corp.) Second Lien, 9.500%, 12/21/20	370	372

		796

Telecommunication Services—0.7%
Hawaiian Telcom Communications, Inc. 5.000%, 6/6/19	248	248
Integra Telecom Holdings, Inc. Second Lien, 9.750%, 2/21/20	126	130
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.) Second Lien 9.000%, 4/30/21	285	281

		659
TOTAL LOAN AGREEMENTS (Identified Cost $11,790)		11,954

	SHARES		VALUE
PREFERRED STOCK(2)—1.1%

Financials—1.1%
Citigroup, Inc. Series D 5.350%	510,000	(4)	$446
GMAC Capital Trust I Series 2 8.125%	20,800	(4)	556
TOTAL PREFERRED STOCK (Identified Cost $1,032)			1,002
TOTAL LONG TERM INVESTMENTS—97.0%
(Identified Cost $85,888)			86,679

SHORT-TERM INVESTMENTS—3.6%

Money Market Mutual Funds—3.6%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	3,223,808		3,224
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,224)			3,224
TOTAL INVESTMENTS—100.6%
(Identified Cost $89,112)			89,903	(1)
Other assets and liabilities, net—(0.6)%			(503)

NET ASSETS—100.0%			$89,400

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2013.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $34,446 or 38.5% of net assets.
(4)	Value shown as par.
(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(6)	Illiquid security.
(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	100% of the income received was in cash.

Foreign Currencies

EUR	European Currency Unit

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

Country Weightings (Unaudited)†
United States	86%
Luxembourg	4
Canada	3
Austria	1
Ireland	1
Mexico	1
United Kingdom	1
Other	3
Total	100%
† % of total investments as of September 30, 2013

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$544	$—	$544	$—
Corporate Bonds and Notes	71,943	—	71,700	243	(c)
Loan Agreements	11,954	—	11,954	—
Mortgage-Backed Securities	1,236	—	1,236	—
Equity Securities:
Preferred Stock	1,002	556	446	—
Short-Term Investments	3,224	3,224		—

Total Investments	$89,903	$3,780	$85,880	$243	(c)

Securities with an end of period market value of $556 were transferred from level 2 into level 1 since starting to use an exchange price.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Corporate Bonds and Notes
Investments in Securities
Balance as of September 30, 2012:	$347
Accrued discount/(premium)	3
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(3)
Purchases	—
Sales(b)	(104)
Transfers into Level 3 (a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2013	$243 (c)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2013, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Includes internally fair valued security. See the last paragraph under “Note 2A Security Valuation” for a description of the valuation process in place and a qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

VIRTUS LOW VOLATILITY EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.3%
iShares S&P 100® Index Fund(2)(3)	21,200	$1,587
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,554)		1,587

PURCHASED OPTIONS—0.2%

Call Options—0.2%
CBOE Volatility Index expiring 10/16/13 Strike Price $18(2)	51	4
TOTAL PURCHASED OPTIONS (Identified Cost $4)		4
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $1,557)		1,591	(1)

SHORT-TERM INVESTMENTS—0.6%

Money Market Mutual Funds—0.6%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	9,068	9
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $9)		9
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—100.1%
(Identified Cost $1,567)		1,600	(1)

	SHARES	VALUE
WRITTEN OPTIONS—0.0%

Call Options—0.0%
S&P 500® Index Fund expiring 10/19/13 Strike price $1,780(2)	9	$	(—(4))
TOTAL WRITTEN OPTIONS (Identified Cost $(2))			(—(4))
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—100.1%
(Identified Cost $1,565)			1,600 (1)
Other assets and liabilities, net—(0.1)%			(2)

NET ASSETS—100.0%			$1,598

Abbreviations:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion segregated as collateral for written options.
(4)	Amount is less than $500.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013		Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds		$1,587		$1,587
Purchased Options		4		4
Short-Term Investments		9		9

Total Investments before Written Options		1,600		1,600

Written Options		(—(1))		(—(1))

Liabilities	$	(—(1))	$	(—(1))

(1)	Amount less than $500

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—0.2%

Kentucky—0.1%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	$417		$430

Michigan—0.0%
Tobacco Settlement Finance Authority Taxable Series 06-A, 7.309%, 6/1/34	145		114

Virginia—0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	335		232
TOTAL MUNICIPAL BONDS (Identified Cost $876)			776

FOREIGN GOVERNMENT SECURITIES—11.0%
Argentine Republic PIK Interest Capitalization 5.77%-Interest, 2.51%-Capitalization, 12/31/33(12)	2,091		1,349
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(4)	510		429
RegS 12.750%, 8/23/22(4)	485		485
RegS 8.250%, 10/13/24(4)	1,110		841
9.250%, 9/15/27	360		294
9.375%, 1/13/34	2,145		1,705
Commonwealth of Australia
Series 125 6.250%, 6/15/14	675	AUD	647
New South Wales Treasury Corp. Series 17 5.500%, 3/1/17	610	AUD	612
Commonwealth of Canada 2.000%, 3/1/14	4,460	CAD	4,348
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	2,010	NZD	1,743
Federation of Russia 144A 7.850%, 3/10/18(3)	60,000	RUB	1,918
Series 6207 8.150%, 2/3/27	45,960	RUB	1,485
Federative Republic of Brazil 8.500%, 1/5/24	4,990	BRL	2,034
Hellenic Republic
2.000%, 2/24/23(2)	580	EUR	490
2.000%, 2/24/27(2)	1,210	EUR	877
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	1,030		938
Kingdom of Norway Series 21 Treasury Bill, 0.000%, 12/18/13	7,800	NOK	1,293
Mongolia
144A 4.125%, 1/5/18(3)	450		413
144A 5.125%, 12/5/22(3)	825		705
Provincia de Bueno Aires Series GDP, 144A 10.875%, 1/26/21(3)	500		405

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Provincia de Neuquen 144A 7.875%, 4/26/21(3)	$590		$561
Republic of Colombia
12.000%, 10/22/15	925,000	COP	554
4.375%, 3/21/23	1,867,000	COP	884
Republic of Costa Rica 144A 4.375%, 4/30/25(3)	520		456
Republic of Croatia 144A 6.375%, 3/24/21(3)	1,045		1,079
Republic of Iceland 144A 5.875%, 5/11/22(3)	925		951
Republic of Indonesia
Series FR-30, 10.750%, 5/15/16	7,010,000	IDR	654
Series FR63, 5.625%, 5/15/23	6,141,000	IDR	429
Republic of Korea Treasury Bond, Series 1312, 3.000%, 12/10/13	895,000	KRW	833
Republic of Peru
144A 7.840%, 8/12/20(3)	1,065	PEN	443
RegS 6.900%, 8/12/37(4)	2,010	PEN	753
Republic of Philippines 4.950%, 1/15/21	32,000	PHP	796
Republic of Portugal Treasury Obligation 4.950%, 10/25/23	520	EUR	615
Republic of Serbia 144A 5.250%, 11/21/17(3)	700		698
Republic of Slovak 144A 4.375%, 5/21/22(3)	850		877
Republic of South Africa
Series R206, 7.500%, 1/15/14	11,845	ZAR	1,187
Series R208, 6.750%, 3/31/21	6,720	ZAR	645
Republic of Turkey 9.000%, 3/5/14	2,090	TRY	1,040
Republic of Uruguay 4.375%, 12/15/28	17,500	UYU(10)	986
United Mexican States Series M, 6.000%, 6/18/15	30,592	MXN	2,423
Series M, 6.500%, 6/9/22	30,825	MXN	2,438
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $44,696)			42,313

MORTGAGE-BACKED SECURITIES—8.4%

Non-Agency—8.4%
A-10 Securitization LLC 13-1, B 144A 4.120%, 11/15/25(3)	1,100		1,091
Banc of America Alternative Loan Trust 03-2, CB3 5.750%, 4/25/33	1,141		1,230

	PAR VALUE	VALUE
Non-Agency—continued
Banc of America Funding Corp. 06-2, 3A1 6.000%, 3/25/36	$469	$467
Bear Stearns Commercial Mortgage Securities, Inc.
06-T22, AM 5.764%, 4/12/38(2)	900	972
06-PW12, AM 5.895%, 9/11/38(2)	650	707
05-PW10, AM 5.449%, 12/11/40(2)	895	959
06-PW13, AM 5.582%, 9/11/41(2)	1,360	1,487
07-PW18, AM 6.084%, 6/11/50(2)	1,525	1,698
Chase Mortgage Finance Corp. 07-A1, 10A1 2.875%, 2/25/37(2)	712	653
Countrywide Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	265	271
04-24CB, 1A1 6.000%, 11/25/34	158	158
Credit Suisse Commercial Mortgage Trust 07-C2, A3 5.542%, 1/15/49(2)	1,555	1,723
Credit Suisse First Boston Mortgage Securities Corp. 04-CF2, 1M1, 144A 5.250%, 1/25/43(2)(3)	1,042	1,130
Extended Stay America Trust 13-ESHM, M 144A 7.625%, 12/5/19(3)	1,510	1,545
Goldman Sachs Mortgage Pass-Through-Securities Mortgage Loan Trust
05-RP1, 1A3 144A 8.000%, 1/25/35(3)	1,231	1,315
06-RP1, 1A4 144A 8.500%, 1/25/36(3)	909	976
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.993%, 8/10/45(2)	750	832
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2, 144A 4.311%, 8/5/32(3)	750	789
06-LDP7, AM 6.056%, 4/15/45(2)	1,500	1,648
Lehman Brothers – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(2)	456	510
Lehman Brothers Commercial Mortgage Trust 07-C3, A4 6.081%, 7/15/44(2)	500	564

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
MASTR Alternative Loan Trust 04-6, 10A1 6.000%, 7/25/34	$636	$657
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	775	809
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(2)	1,260	1,437
Merrill Lynch Mortgage Trust 06-C1, AM 5.872%, 5/12/39	715	774
Morgan Stanley Capital I Trust
05-HQ5, A3 5.007%, 1/14/42	8	8
07-IQ14, AM 5.875%, 4/15/49(2)	800	816
Motel 6 Trust 12-MTLB, D, 144A 3.781%, 10/5/25(3)	1,075	1,042
Nomura Asset Acceptance Corp. 04-R1, A1, 144A 6.500%, 3/25/34(3)	1,521	1,603
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	1,602	1,607
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.689%, 1/25/37(2)	760	745
Wachovia Bank Commercial Mortgage Trust
06-C25, AM 5.915%, 5/15/43(2)	1,125	1,219
07-C32, A3 5.936%, 6/15/49(2)	360	401
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 5.424%, 11/23/43(2)(3)	278	274
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $30,819)		32,117

ASSET-BACKED SECURITIES—3.9%
AABS Ltd. 13-1, A 4.875%, 1/10/38	671	673
Cheesecake Factory Holdings, Inc. 13-1A, A2, 144A 4.474%, 3/20/43(3)	615	614
Conseco Financial Corp. 01-3, A4 6.910%, 5/1/33(2)	461	520
Countrywide Asset-Backed Certificates
05-1, AF5A 5.497%, 7/25/35(2)	1,220	1,178

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—(continued)
05-12, 1A4 5.323%, 2/25/36(2)	$1,150	$1,174
Dominos Pizza Master Issuer LLC 12-1A, A2, 144A 5.216%, 1/25/42(3)	1,222	1,312
Drug Royalty LP II 12-1, A2, 144A 4.474%, 1/15/25(3)	520	522
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(3)	581	579
GMAC Mortgage Corp. Loan Trust 06-HLTV, A4 5.810%, 10/25/29	655	653
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	1,156	1,149
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	331	342
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	628	662
Popular ABS Mortgage Pass-Through-Trust 05-5, AF3 4.895%, 11/25/35(2)	227	223
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	1,081	1,061
Residential Funding Mortgage Securities II Home Loan Trust
03-HS3, AI4 5.050%, 9/25/33(2)	731	762
07-HI1, A3 5.720%, 3/25/37	740	744
Security National Mortgage Loan Trust 04-1A, AF3, 144A 6.420%, 6/25/32(2)(3)	1,303	1,051
TAL Advantage I LLC 12-1A, A 144A 3.860%, 5/20/27(3)	867	875
Terwin Mortgage Trust 04-15AL, A1 144A 5.775%, 7/25/34(2)(3)	391	373
Trip Rail Master Funding LLC 11-1A, A1A, 144A 4.370%, 7/15/41(3)	319	337
TOTAL ASSET-BACKED SECURITIES (Identified Cost $14,603)		14,804

CORPORATE BONDS—59.8%

Consumer Discretionary—7.6%
Activision Blizzard, Inc. 144A 6.125%, 9/15/23(3)	435	438

	PAR VALUE		VALUE
Consumer Discretionary—continued
American Axle & Manufacturing, Inc. 6.250%, 3/15/21	$900		$931
Arcelik AS 144A 5.000%, 4/3/23(3)	540		466
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(3)	1,125	BRL	503
Bon-Ton Department Stores, Inc. (The) 8.000%, 6/15/21	880		827
Boyd Gaming Corp. 9.000%, 7/1/20	870		948
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	1,065		1,076
Cencosud SA 144A 4.875%, 1/20/23(3)	535		507
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(3)	975		1,085
Clear Channel Communications, Inc.
144A 9.000%, 12/15/19	54		53
9.000%, 3/1/21	500		486
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	1,085		1,126
Dana Holding Corp. 5.375%, 9/15/21	1,250		1,234
Gateway Casinos & Entertainment Ltd. 144A 8.875%, 11/15/17(3)	200	CAD	208
General Motors Co. 144A 3.500%, 10/2/18(3)	660		662
Hilton Worldwide Finance LLC (Hilton Worldwide Finance Corp.) 144A 5.625%, 10/15/21(3)	970		974
Hot Topic, Inc. 144A 9.250%, 6/15/21(3)	595		614
International Game Technology 7.500%, 6/15/19	580		678
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	1,320		1,244
KOC Holding AS 144A 3.500%, 4/24/20(3)	830		707
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	475		504
Live Nation Entertainment, Inc. 144A 7.000%, 9/1/20(3)	1,055		1,106
Meritor, Inc. 6.750%, 6/15/21	960		955
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	1,000		1,050
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(3)	550		583
ONO Finance II plc 144A 10.875%, 7/15/19(3)	150		161

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(3)	$650	$671
PNK Finance Corp. 144A 6.375%, 8/1/21(3)	1,035	1,061
Rent-A-Center, Inc. 144A 4.750%, 5/1/21(3)	360	337
River Rock Entertainment Authority (The) 9.000%, 11/1/18	198	161
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International LLC) 144A 5.875%, 5/15/21(3)	310	298
ServiceMaster Co. 7.000%, 8/15/20	700	665
Sinclair Television Group, Inc. 5.375%, 4/1/21	1,155	1,103
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	1,185	1,111
Six Flags Entertainment Corp. 144A 5.250%, 1/15/21(3)	1,140	1,089
Station Casinos LLC 7.500%, 3/1/21	970	1,031
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(3)	1,410	1,318
Toll Brothers Finance Corp. 6.750%, 11/1/19	465	516
Virgin Media Secured Finance plc 144A 5.375%, 4/15/21(3)	415	407
Yankee Candle Co. Holdings LLC PIK Interest Capitalization 10.250%, 2/15/16(13)	440	451

		29,345

Consumer Staples—0.4%
Chiquita Brands International, Inc. 144A 7.875%, 2/1/21(3)	550	586
Ingles Markets, Inc. 144A 5.750%, 6/15/23(3)	975	943

		1,529

Energy—8.5%
Afren plc 144A 11.500%, 2/1/16(3)	475	547
Alta Mesa Holdings LP 9.625%, 10/15/18	775	822
Atlas Pipeline Partners LP 144A 6.625%, 10/1/20(3)	495	507
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.625%, 8/1/20	295	327

	PAR VALUE	VALUE
Energy—continued
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	$686	$751
CHC Helicopter SA 9.250%, 10/15/20	725	776
Chesapeake Energy Corp. 5.375%, 6/15/21	1,050	1,053
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	725	743
Ecopetrol SA 5.875%, 9/18/23	235	244
EP Energy LLC 9.375%, 5/1/20	840	949
EPL Oil & Gas, Inc. 8.250%, 2/15/18	1,120	1,187
EV Energy Partners LP 8.000%, 4/15/19	325	327
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(3)	460	485
Frontier Oil Corp. 6.875%, 11/15/18	210	227
Gazprom OAO (Gaz Capital SA)
144A 8.146%, 4/11/18(3)	460	533
144A 3.850%, 2/6/20(3)(9)	1,115	1,062
144A 6.510%, 3/7/22(3)(9)	315	337
Gulfmark Offshore, Inc. 6.375%, 3/15/22	960	965
Linn Energy LLC
6.500%, 5/15/19	512	494
144A 6.750%, 11/1/19(3)	450	426
Lukoil International Finance BV 144A 7.250%, 11/5/19(3)	525	597
Memorial Production Partners LP 7.625%, 5/1/21	980	953
MIE Holdings Corp. 144A 9.750%, 5/12/16(3)	550	567
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(9)	1,105	1,014
Parker Drilling Co. 144A 7.500%, 8/1/20(3)	1,075	1,079
Petrobras International Finance Co. 5.375%, 1/27/21	500	502
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	1,005	948
RegS 5.250%, 4/12/17(4)	375	302
RegS 8.500%, 11/2/17(4)	5,110	4,642
Petroleos Mexicanos 5.500%, 6/27/44	650	590
Petropower I Funding Trust 144A 7.360%, 2/15/14(3)(5)	64	63
Plains Exploration & Production Co. 6.875%, 2/15/23	995	1,072
QEP Resources, Inc. 6.875%, 3/1/21	480	512

	PAR VALUE		VALUE
Energy—continued
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	$1,000		$953
Regency Energy Partners LP (Regency Energy Finance Corp.) 144A 4.500%, 11/1/23(3)	1,160		1,056
Rosneft Finance SA RegS 7.500%, 7/18/16(4)	1,165		1,302
Rosneft Oil Co. ( Rosneft International Finance Ltd.) 144A 4.199%, 3/6/22(3)(5)	300		277
Sabine Pass Liquefaction LLC 144A 5.625%, 2/1/21(3)	915		900
Targa Resources Partners LP 6.375%, 8/1/22	787		822
Teekay Corp. 8.500%, 1/15/20	300		323
Venoco, Inc. 8.875%, 2/15/19	225		228
Weatherford International Ltd. 9.625%, 3/1/19	318		400
Zhaikmunai LP 144A 7.125%, 11/13/19(3)	790		832

			32,696

Financials—21.7%
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(3)	560		577
Air Lease Corp. 4.750%, 3/1/20	1,095		1,076
Aircastle Ltd. 7.625%, 4/15/20	1,840		2,042
Akbank TAS 144A 7.500%, 2/5/18(3)	1,565	TRY	704
Alfa Bank OJSC (Alfa Bond Issuance plc) RegS 7.875%, 9/25/17(4)(9)	755		835
Allstate Corp. (The) 5.750%, 8/15/53(2)	1,455		1,419
Ally Financial, Inc. 4.750%, 9/10/18	585		583
ALROSA Finance SA 144A 7.750%, 11/3/20(3)	1,065		1,188
Avis Budget Car Rental LLC 5.500%, 4/1/23	1,325		1,232
Banco ABC Brasil SA 144A 7.875%, 4/8/20(3)	1,025		1,030
Banco Bilbao Vizcaya Argentaria Bancomer SA
144A 6.500%, 3/10/21(3)	425		442
144A 6.750%, 9/30/22(3)	1,000		1,035
Banco Bradesco SA 144A 5.900%, 1/16/21(3)	1,150		1,150
Banco de Credito del Peru 144A 4.250%, 4/1/23(3)	657		583

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Financials—continued
Banco do Brasil SA 144A 5.375%, 1/15/21(3)	$600		$577
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(3)	1,060		1,049
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	900	BRL	376
Banco Santander Chile 144A 3.875%, 9/20/22(3)	945		874
Banco Votorantim SA 144A 7.375%, 1/21/20(3)	1,660		1,722
Bancolombia SA 5.125%, 9/11/22	1,015		926
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	515		530
Bank of India
144A 3.250%, 4/18/18(3)	1,150		1,099
144A 3.625%, 9/21/18(3)	1,125		1,065
Barclays Bank plc 144A 5.926%,(2)(3)(7)(8)	600		621
Braskem Finance Ltd. 144A 5.750%, 4/15/21(3)	500		490
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	1,050		1,079
Chubb Corp. (The) 6.375%, 3/29/67(2)	680		729
City National Corp. 5.250%, 9/15/20	475		511
CorpGroup Banking SA 144A 6.750%, 3/15/23(3)	1,075		919
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	310		317
Credit Bank of Moscow 144A 7.700%, 2/1/18(3)(9)	245		253
Denali Borrower LLC (Denali Finance Corp.) 144A 5.625%, 10/15/20(3)	955		929
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	1,090		1,006
DuPont Fabros Technology LP 144A 5.875%, 9/15/21(3)	575		578
E*TRADE Financial Corp. 6.375%, 11/15/19	840		899
ESAL GmbH 144A 6.250%, 2/5/23(3)	1,110		985
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	925		865
Fidelity National Financial, Inc. 5.500%, 9/1/22	240		253
Fifth Third Capital Trust IV 6.500%, 4/15/37(2)	800		796

	PAR VALUE	VALUE
Financials—continued
First Niagara Financial Group, Inc. 6.750%, 3/19/20	$1,160	$1,345
Ford Motor Credit Co. LLC
8.125%, 1/15/20	650	811
5.750%, 2/1/21	275	305
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(3)	900	936
Genworth Holdings, Inc. 4.900%, 8/15/23	1,510	1,517
Glen Meadow Pass-Through Trust 144A 6.505%, 2/12/67(2)(3)	970	902
GRD Holdings III Corp. 144A 10.750%, 6/1/19(3)	520	554
HBOS plc 144A 6.750%, 5/21/18(3)	115	128
Hertz Corp. (The) 5.875%, 10/15/20	865	895
HSBC Finance Corp. 6.676%, 1/15/21	500	571
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(7)(8)	1,130	1,188
ING US, Inc. 5.650%, 5/15/53(2)(3)(8)	1,210	1,110
International Lease Finance Corp. 6.250%, 5/15/19	1,399	1,476
Intesa San Paolo SpA 3.125%, 1/15/16	875	874
Itau Unibanco Holding SA 144A 5.125%, 5/13/23(3)	1,085	996
Jefferies Group LLC
8.500%, 7/15/19	500	605
6.875%, 4/15/21	160	177
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	795	802
Korea Finance Corp. 4.625%, 11/16/21	700	739
Landry’s Holdings II, Inc. 144A 10.250%, 1/1/18(3)	425	447
Level 3 Financing, Inc. 7.000%, 6/1/20	935	949
Lincoln National Corp. 6.050%, 4/20/67(2)(8)	300	294
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(3)	750	828
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	495	460
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(3)	189	206
Macquarie Group Ltd.
144A 7.625%, 8/13/19(3)	500	589
144A 6.250%, 1/14/21(3)	675	733

	PAR VALUE		VALUE
Financials—continued
Michaels FinCo Holdings LLC (Michaels FinCo, Inc.) PIK Interest Capitalization, 144A 7.500%, 8/1/18(3)(13)	$855		$870
Morgan Stanley
144A 10.090%, 5/3/17(3)	2,400	BRL	1,045
4.100%, 5/22/23	710		663
Nationstar Mortgage LLC
6.500%, 8/1/18	595		601
6.500%, 7/1/21	1,000		963
Nordea Bank AB 144A 4.250%, 9/21/22(3)	1,360		1,345
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(9)	875		860
PKO Finance AB 144A 4.630%, 9/26/22(3)(9)	1,315		1,291
Progressive Corp. (The) 6.700%, 6/15/37(2)	1,200		1,284
Prudential Financial, Inc.
5.875%, 9/15/42(2)	2,155		2,112
5.200%, 3/15/44(2)(8)	220		200
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)	1,000		1,003
Royal Bank of Scotland Group plc (The)
6.400%, 10/21/19	370		423
5.625%, 8/24/20	750		828
7.648%, 8/29/49(2)(7)(8)	550		569
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 6.299%, 5/15/17(3)	380		407
144A 5.298%, 12/27/17(3)	515		529
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(3)	800		811
Sberbank of Russia (Sberbank Capital SA)
144A 6.125%, 2/7/22(3)(9)	1,800		1,886
144A 5.125%, 10/29/22(3)(9)	990		923
Schaeffler Finance BV 144A 4.750%, 5/15/21(3)	467		455
Schaeffler Holding Finance BV PIK Interest Capitalization, 144A(13) 6.875%, 8/15/18(3)	255		268
SLM Corp. 5.500%, 1/25/23	1,495		1,369
Sovereign Bank 8.750%, 5/30/18	400		477
Spansion LLC 7.875%, 11/15/17	750		786
Sun Merger Sub, Inc. 144A 5.875%, 8/1/21(3)	525		534
SunTrust Bank, Inc. 5.400%, 4/1/20	250		272
Telecom Italia Capital SA 7.175%, 6/18/19	500		550
TMK OAO Via (TMK Capital) SA 144A 6.750%, 4/3/20(3)(9)	1,130		1,076

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	$985	$906
UPCB Finance Ltd. Series VI 144A 6.875%, 1/15/22(3)	665	708
Vnesheconombank (VEB Finance plc) 144A 6.800%, 11/22/25(3)(9)	500	529
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(9)	1,655	1,742
Webster Financial Corp. 5.125%, 4/15/14	205	209
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	1,080	964

		83,239

Health Care—1.6%
HCA, Inc. 6.500%, 2/15/20	990	1,075
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	460	465
MPH Intermediate Holding Co. 2 PIK Interest Capitalization, 144A 8.375%, 8/1/18(3)(13)	490	504
Symbion, Inc. 8.000%, 6/15/16	740	784
Tenet Healthcare Corp.
4.750%, 6/1/20	1,150	1,113
144A 6.000%, 10/1/20(3)	180	184
4.500%, 4/1/21	470	442
144A 8.125%, 4/1/22(3)	770	806
Valeant Pharmaceuticals International, Inc. Escrow Corp.
144A 6.750%, 8/15/18(3)	710	763
144A 7.500%, 7/15/21(3)	130	141

		6,277

Industrials—8.6%
AAR Corp. 144A 7.250%, 1/15/22(3)	1,135	1,189
ADS Tactical, Inc. 144A 11.000%, 4/1/18(3)	600	546
ADT Corp. (The) 144A 6.250%, 10/15/21(3)	1,130	1,148
Ahern Rentals, Inc. 144A 9.500%, 6/15/18(3)	925	978
Air Canada 144A 6.750%, 10/1/19(3)	1,050	1,046
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	542	523
America West Airlines Pass-Through-Trust 00-1, G 8.057%, 7/2/20	711	772
American Airlines Pass-Through-Trust 13-1, A 144A 4.000%, 7/15/25(3)	1,200	1,125

	PAR VALUE		VALUE
Industrials—continued
Ashton Woods USA LLC (Ashton Woods Finance Co.) 144A 6.875%, 2/15/21(3)	$1,100		$1,081
Atlas Air Pass-Through-Trust
98-1, A 7.380%, 1/2/18	441		454
99-1, A1 7.200%, 1/2/19	594		619
00-1, A 8.707%, 1/2/19	215		228
Automotores Gildemeister SA
144A 8.250%, 5/24/21(3)	730		631
144A 6.750%, 1/15/23(3)	300		236
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	993		1,027
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	880		796
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	1,305		1,312
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(3)	940		942
Carpenter Technology Corp. 5.200%, 7/15/21	600		627
Continental Airlines Pass-Through-Trust 98-1, A 6.648%, 9/15/17	212		223
97-4, A 6.900%, 1/2/18	407		427
99-1, A 6.545%, 2/2/19	712		775
00-1, A1 8.048%, 11/1/20	849		964
01-1, A1 6.703%, 6/15/21	239		256
DP World Ltd. 144A 6.850%, 7/2/37(3)	400		402
Embraer SA 5.150%, 6/15/22	1,040		1,009
Hellenic Railways 5.460%, 1/30/14	1,200	EUR	1,567
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	625		683
Nielsen Co. (The) 144A 5.500%, 10/1/21(3)	935		939
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	860		887
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18(3)	650	BRL	243
Rexel SA 144A 5.250%, 6/15/20(3)	1,130		1,107
Sappi Papier Holding GmbH
144A 7.750%, 7/15/17(3)	650		679
144A 8.375%, 6/15/19(3)	440		461
Spirit Aerosystems, Inc. 6.750%, 12/15/20	1,225		1,289
Steelcase, Inc. 6.375%, 2/15/21	675		751
TransDigm, Inc. 144A 7.500%, 7/15/21(3)	640		691

	PAR VALUE	VALUE
Industrials—continued
U.S. Airways Pass-Through-Trust
01-1G 7.076%, 3/20/21	$1,679	$1,754
11-1 A 7.125%, 10/22/23	660	725
12-1A 5.900%, 10/1/24	499	522
UAL Pass-Through-Trust 09-2 9.750%, 1/15/17	402	457
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(3)	750	803

		32,894

Information Technology—2.2%
Ceridian Corp. 144A 11.000%, 3/15/21(3)	40	47
Digicel Ltd. 144A 8.250%, 9/1/17(3)	848	883
EarthLink, Inc.
8.875%, 5/15/19	225	218
144A 7.375%, 6/1/20(3)	450	441
Equinix, Inc. 4.875%, 4/1/20	465	453
First Data Corp.
144A 8.250%, 1/15/21(3)	1,090	1,131
144A 11.750%, 8/15/21(3)	2,370	2,299
Freescale Semiconductor, Inc. 144A 5.000%, 5/15/21(3)	940	898
NCR Corp. 4.625%, 2/15/21	1,035	975
QVC, Inc. 5.125%, 7/2/22	240	236
VeriSign, Inc. 144A 4.625%, 5/1/23(3)	810	765

		8,346

Materials—5.6%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	1,460	1,445
Calumet Specialty Products Partners LP 9.375%, 5/1/19	763	841
Cascades, Inc. 7.875%, 1/15/20	1,100	1,166
Cemex SAB de CV 144A 9.500%, 6/15/18(3)	976	1,086
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	455	441
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(9)	550	550
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(3)	650	703
Gerdau Holdings, Inc.
144A 7.000%, 1/20/20(3)	1,075	1,145
144A 4.750%, 4/15/23(3)	590	525
Hexion U.S. Finance Corp.
144A 8.875%, 2/1/18	595	619
6.625%, 4/15/20	580	583
Huntsman International LLC 4.875%, 11/15/20	440	419

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Materials—continued
Ineos Finance plc 144A 8.375%, 2/15/19(3)	$705		$780
Mexichem SAB de CV 144A 4.875%, 9/19/22(3)	485		470
NewMarket Corp. 4.100%, 12/15/22	1,174		1,136
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(3)	1,160		1,166
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	1,670		1,691
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	970		912
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)(9)	425		455
Tronox Finance LLC 144A 6.375%, 8/15/20	865		861
Turkiye Sise Ve Cam Fabrikalari AS 144A 4.250%, 5/9/20(3)	695		604
United States Steel Corp. 6.875%, 4/1/21	1,360		1,384
Vale Overseas Ltd. 4.375%, 1/11/22	1,355		1,306
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	945		1,042

			21,330

Telecommunication Services—2.4%
America Movil SAB de CV Series 12 6.450%, 12/5/22	5,000	MXN	358
CenturyLink, Inc. Series T 5.800%, 3/15/22	750		711
Frontier Communications Corp. 7.125%, 1/15/23	945		952
Intelsat Luxembourg SA 144A 7.750%, 6/1/21(3)	675		701
Koninklijke KPN NV 144A 7.000%, 3/28/73(2)(3)(8)	885		892
SBA Telecommunications, Inc. 5.750%, 7/15/20	820		818
Sprint Communications, Inc. 6.000%, 11/15/22	1,305		1,207
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	975		999
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(3)	850		904
Windstream Corp. 7.750%, 10/15/20	1,530		1,587

			9,129

	PAR VALUE	VALUE
Utilities—1.1%
AmeriGas Partners LP 7.000%, 5/20/22	$450	$470
Calpine Corp. 144A 7.500%, 2/15/21(3)	810	865
Electricite de France SA 144A 5.250%, 12/29/49(2)(3)(9)	1,360	1,286
Enel SpA 144A 8.750%, 9/24/73(2)(3)	375	380
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(3)	500	517
NRG Energy, Inc.
7.625%, 1/15/18	105	117
7.625%, 5/15/19	680	721
6.625%, 3/15/23	75	74
Texas Competitive Electric Holdings Co., LLC Series A 10.250%, 11/1/15	200	6

		4,436
TOTAL CORPORATE BONDS (Identified Cost $229,723)		229,221

LOAN AGREEMENTS(2)—12.1%

Consumer Discretionary—2.5%
Advantage Sales & Marketing, Inc. Second Lien, 8.250%, 6/17/18	351	356
Affinity Gaming LLC (Herbst Gaming LLC). 5.500%, 11/9/17	568	578
BJ’s Wholesale Club, Inc. Second Lien, 9.750%, 3/26/20	208	213
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-6, 5.429%, 1/28/18	1,084	986
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	292	302
Clear Channel Communications, Inc.
Tranche B, 3.829%, 1/29/16	1,080	1,020
Tranche D, 6.929%, 1/30/19	348	324
Cumulus Media Holdings, Inc. Second Lien, 7.500%, 9/16/19	484	492
EB Sports Corp. 11.500%, 12/31/15	625	623
Granite Broadcasting Corp. Tranche B First Lien 6.750%, 5/23/18	1,141	1,148
Landry’s, Inc. (Landry’s Restaurant, Inc.) Tranche B, 4.750%, 4/24/18	1,075	1,085

	PAR VALUE	VALUE
Consumer Discretionary—continued
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	$1,064	$1,085
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	665	665
Transtar Holding Co. Second Lien, 9.750%, 10/9/19	380	388
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	448	461

		9,726

Consumer Staples—0.2%
AdvancePierre Foods, Inc. Second Lien, 9.500%, 10/10/17	655	668

Energy—0.9%
Fieldwood Energy LLC 7.125%, 9/30/20	616	615
FTS International, Inc. (Frac Tech International LLC) 8.500%, 5/6/16	556	547
NGPL Pipeco LLC 6.750%, 9/15/17	497	446
Samson Investment Co. Second Lien, 6.000%, 9/25/18	734	736
SES International Holdings Ltd. (Saxon) 5.500%, 2/15/19	912	916

		3,260

Financials—0.7%
Altisource Portfolio Solutions S.A.R.L Tranche B, 5.750%, 11/27/19	531	536
Capital Automotive LP Second Lien, 6.000%, 4/30/20	106	109
iPayment, Inc . 6.750%, 5/8/17	577	558
Lonestar Intermediate Super Holdings LLC 11.000%, 9/2/19	108	113
Nuveen Investments, Inc. Tranche B, Second Lien 6.500%, 2/28/19	1,144	1,140

		2,456

Health Care—1.0%
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	909	898
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	344	346

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Second Lien, 11.000%, 1/2/19	$289	$296
INC Research, LLC 6.000%, 7/12/18	343	345
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	583	566
MMM Holdings, Inc. 9.750%, 12/12/17	314	316
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	228	230
Rural/Metro Operating Co. LLC First Lien, 5.750%, 6/30/18	701	668
Surgery Center Holdings, Inc. First Lien 6.000%, 4/11/19	304	305

		3,970

Industrials—2.7%
Alliance Laundry Systems LLC Second Lien, 9.500%, 12/10/19	93	94
Aluma Systems, Inc. (Brand Energy & Infrastructure) Tranche 1, 6.250%, 10/23/18	190	191
American Airlines, Inc. Tranche B, 4.750%, 6/27/19	1,028	1,024
AWAS Finance Luxemborg S.A. Tranche 2012, 3.500%, 7/16/18	617	619
Brand Energy & Infrastructure Services, Inc. Tranche B-1, First Lien, 6.250%, 10/23/18	791	796
Second Lien, 11.000%, 10/23/19	395	405
Brock Holdings Ill, Inc. Second Lien, 10.000%, 3/16/18	285	290
Ceridian Corp. Tranche 2013, 4.429%, 5/9/17	1,296	1,298
CHG Buyer Corp. Second Lien, 9.000%, 11/19/20	244	250
Commercial Barge Line Co. First Lien 7.500%, 9/22/19	1,124	1,096
Hawker Beechcraft Acquisition Company LLC 5.750%, 2/14/20	1,145	1,156
Husky Injection Molding 4.250%, 7/2/18	535	536
International Equipment Solutions (IES Global B.V.) 6.750%, 8/16/19	640	634

	PAR VALUE	VALUE
Industrials—continued
McJunkin Red Man Corp. 7.000%, 11/8/19	$700	$705
Navistar, Inc. Tranche B, 5.750%, 8/17/17	729	740
SESAC Holding Co. II LLC First Lien, 6.000%, 2/7/19	392	395

		10,229

Information Technology—3.2%
Alcatel-Lucent U.S.A., Inc. 5.750%, 1/30/19	851	858
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	599	609
Applied Systems, Inc. Second Lien, 8.250%, 6/8/17	333	336
Avaya, Inc. Tranche B-3, 4.762%, 10/26/17	613	551
Blue Coat Systems, Inc.
4.500%, 5/31/19	1,070	1,076
Second Lien 9.500%, 6/28/20	985	992
Deltek, Inc.
First Lien, 5.000%, 10/10/18	774	777
Second Lien, 10.000%, 10/10/19	638	644
IPC Systems, Inc. Tranche C, First Lien, 7.750%, 7/31/17	1,044	1,024
Kronos, Inc. Second Lien, 9.750%, 4/30/20	605	628
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	515	517
RP Crown Parent LLC First Lien 6.750%, 12/21/18	705	711
SCS Holdings I, Inc. (Sirius Computer Solutions, Inc.) 7.000%, 12/7/18	477	484
Smart Modular Technologies (Global), Inc. 8.250%, 8/26/17	240	219
Sorenson Communications, Inc. 9.500%, 10/31/14	701	709
Spansion LLC 5.250%, 12/13/18	320	323
SRA International, Inc. 6.500%, 7/20/18	490	486
Vision Solutions, Inc. 6.000%, 7/23/16	376	377
Wall Street Systems Holdings, Inc. First Lien, 5.750%, 10/25/19	397	399
Second Lien, 9.250%, 10/25/20	407	410

		12,130

	PAR VALUE		VALUE
Materials—0.8%
AZ Chem US, Inc. 5.250%, 12/22/17	$589		$595
Fortescue Metals Group Ltd. (FMG Resources Ltd.) 2006, 5.250%, 10/18/17	325		326
Houghton International, Inc. Holding Corp. (HII Holding Corp.) Second Lien, 9.500%, 12/21/20	630		634
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	1,313		1,238
Tronox Pigments B.V. 4.500%, 3/19/20	234		236

			3,029

Telecommunication Services—0.1%
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.) Second Lien 9.000%, 4/30/21	480		473

Utilities—0.1%
Texas Compeptitive Electric Holdings Co. LLC 2017 Extended, 4.766%, 10/10/17	375		253
TOTAL LOAN AGREEMENTS (Identified Cost $45,943)			46,194

	SHARES
PREFERRED STOCK—3.4%

Financials—3.2%
Ally Financial, Inc.(3) 7.00%	321		307
Ally Financial, Inc.(2) 8.50%	20,000	(11)	536
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(2)	675,000	(11)	607
Banco do Brasil S.A. 144A 8.500%(2)(3)	600,000	(11)	666
Bank of America Corp. Series U, 5.20%(2)	330,000	(11)	290
Bank of America Corp. Series K, 8.000%(2)	375,000	(11)	408
Citigroup Capital XVII Series E 6.350%	44,460	(11)	1,106
Citigroup, Inc. Series D 5.350%(2)	1,210,000	(11)	1,057
Fifth Third Bancorp 5.10%(2)	775,000	(11)	676

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES		VALUE
Financials—continued
General Electric Capital Corp. Series C 5.25%(2)	600,000	(11)	$556
General Electric Capital Corp. Series B 6.25%(2)	700,000	(11)	707
JPMorgan Chase & Co. Series Q, 5.15%(2)	1,595,000	(11)	1,404
JPMorgan Chase & Co. Series 1 7.90%(2)	247,000	(11)	268
PNC Financial Services Group, Inc. Series K, 4.483% (The)(2)	350,000	(11)	348
PNC Financial Services Group, Inc. Series R, 4.85% (The)(2)	965,000	(11)	830
U.S. Bancorp Series G 6.00%(2)	22,600	(11)	609
Wells Fargo & Co. Series K, 7.98%(2)	950,000	(11)	1,045
Zions Bancorporation 6.95%(2)	38,525		982

			12,402

Industrials—0.2%
Seaspan Corp. Series C, 9.50%	20,000		542
TOTAL PREFERRED STOCK (Identified Cost $13,146)			12,944

COMMON STOCKS—0.0%

Consumer Discretionary—0.0%
Mark IV Industries	446		18

Industrials—0.0%
Velo Holdings, Inc.(5)(6)	12,667		0
TOTAL COMMON STOCKS (Identified Cost $4)			18
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $379,810)			378,387

SHORT-TERM INVESTMENTS—0.1%

Money Market Mutual Funds—0.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	572,830		$573
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $573)			573
TOTAL INVESTMENTS—98.9%
(Identified Cost $380,383)			378,960	(1)
Other assets and liabilities, net—1.1%			4,145

NET ASSETS—100.0%			$383,105

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2013.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $150,529 or 39.3% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Illiquid security.
(6)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(7)	No contractual maturity date
(8)	Interest payments may be deferred.
(9)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(10)	Principal amount is adjusted pursuant to the change in the local inflation index.
(11)	Value shown as par value.
(12)	69.7% of the income received was in cash and 30.3% in PIK.
(13)	100% of the income received was in cash.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	60%
Brazil	4
Luxembourg	4
Canada	3
Mexico	3
Venezuela	3
Ireland	1
Other	22
Total	100%
† % of total investments as of September 30, 2013

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$14,804	$—	$14,131	$673
Corporate Bonds and Notes	229,221	—	229,221	—
Foreign Government Securities	42,313	—	42,313	—
Loan Agreements	46,194	—	46,194	—
Mortgage-Backed Securities	32,117	—	32,117	—
Municipal Bonds	776	—	776	—
Equity Securities:
Preferred Stock	12,944	4,081	8,863	—
Common Stocks	18	—	—	18
Short-Term Investments	573	573	—	—

Total Investments	$378,960	$4,654	$373,615	$691

Securities with an end of period market value of $1,948 were transferred from level 2 into level 1 since starting to use an exchange price.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities	Corporate Bonds and Notes		Loan Agreements	Common Stocks
Investments in Securities
Balance as of September 30, 2012:	$76	$—	$13	(c)	$51	$12
Accrued discount/(premium)	—	—	—		—	—
Realized gain (loss)	(2)	—	—		(2)	—
Change in unrealized appreciation (depreciation)	558	(5)	608		(51)	6
Purchases	744	703	—		40	—
Sales(b)	(685)	(25)	(621)		(38)	—
Transfers into Level 3(a)	—	—	—		—	—
Transfers from Level 3(a)	—	—	—		—	—

Balance as of September 30, 2013	$691	$673	$—		$—	$18	(c)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2013, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Includes internally fair valued security currently priced at zero $0. See the last paragraph under “Note 2A Security Valuation” for a description of the valuation process in place and qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—0.0%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(4)	$525		$475
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $505)			475

MORTGAGE-BACKED SECURITIES—0.4%

Non-Agency—0.4%
Extended Stay America Trust 13-ESHM, M 144A 7.625%, 12/5/19(3)	2,375		2,429
Residential Asset Securitization Trust 13-LT2, A, 144A 2.833%, 5/22/28(3)	1,237		1,236
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $3,734)			3,665

ASSET-BACKED SECURITIES—0.4%
AABS Ltd. 13-1, A 4.875%, 1/10/38(2)	791		793
Drug Royalty LP II 12-1, A2, 144A 4.474%, 1/15/25(3)	874		878
New Century Home Equity Loan Trust 05-A, A4W 5.035%, 8/25/35(2)	909		860
Security National Mortgage Loan Trust 04-1A, AF3, 144A 6.420%, 6/25/32(2)(3)	1,239		999
Terwin Mortgage Trust 04-15AL, A1 144A 5.775%, 7/25/34(2)(3)	566		540
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $4,174)			4,070

CORPORATE BONDS—8.5%

Consumer Discretionary—1.8%
Boyd Gaming Corp. 9.125%, 12/1/18	1,150		1,256
CCO Holdings LLC 5.250%, 9/30/22	2,000		1,860
Cequel Communications Holdings I LLC 144A 6.375%, 9/15/20(3)	1,000		1,025
Clear Channel Communications, Inc. 144A 9.000%, 12/15/19	1,000		985
Dish DBS Corp. 4.250%, 4/1/18	1,000		1,006
Gateway Casinos & Entertainment Ltd. 144A 8.875%, 11/15/17(3)	140	CAD	146
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	830		782
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	950		1,007
MGM Resorts International 7.625%, 1/15/17	500		561

	PAR VALUE	VALUE
Consumer Discretionary—continued
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(3)	$525	$557
ONO Finance II plc 144A 10.875%, 7/15/19(3)	315	337
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(3)	225	232
ServiceMaster Co. 7.000%, 8/15/20	745	708
Sinclair Television Group, Inc. 5.375%, 4/1/21	1,870	1,786
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(3)	1,800	1,688
Taylor Morrison Communities, Inc. 144A 5.250%, 4/15/21(3)	750	701
Univision Communications, Inc. 144A 6.875%, 5/15/19(3)	1,135	1,220
Virgin Media Secured Finance plc 144A 5.375%, 4/15/21(3)	500	490
Yankee Candle Co. Holdings LLC PIK Interest Capitalization 10.250%, 2/15/16(8)	605	620

		16,967

Consumer Staples—0.4%
Chiquita Brands International, Inc. 144A 7.875%, 2/1/21(3)	1,400	1,491
Hawk Acquisition Sub, Inc. 144A 4.250%, 10/15/20(3)	2,170	2,075

		3,566

Energy—1.0%
Alta Mesa Holdings LP 9.625%, 10/15/18	750	795
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	450	493
Chesapeake Energy Corp. 5.375%, 6/15/21	1,535	1,539
Compagnie Generale de Geophysique-Veritas 7.750%, 5/15/17	546	563
EPL Oil & Gas, Inc. 8.250%, 2/15/18	1,250	1,325
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(3)	100	105
Hercules Offshore, Inc. 144A 7.125%, 4/1/17(3)	750	802
Linn Energy LLC 144A 6.750%, 11/1/19(3)	500	474
Memorial Production Partners LP 7.625%, 5/1/21	1,350	1,313
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(4)	815	740

	PAR VALUE		VALUE
Energy—continued
Venoco, Inc. 8.875%, 2/15/19	$875		$886

			9,035

Financials—1.8%
Air Lease Corp.
5.625%, 4/1/17	1,165		1,241
4.750%, 3/1/20	765		752
Aircastle Ltd. 6.250%, 12/1/19	1,190		1,264
Ally Financial, Inc. 4.750%, 9/10/18	1,400		1,395
Avis Budget Car Rental LLC 4.875%, 11/15/17	455		466
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	1,300	BRL	542
Denali Borrower LLC (Denali Finance Corp.) 144A 5.625%, 10/15/20(3)	1,215		1,182
International Lease Finance Corp. 3.875%, 4/15/18	2,290		2,213
iStar Financial, Inc. 4.875%, 7/1/18	1,415		1,380
Level 3 Financing, Inc. 7.000%, 6/1/20	1,105		1,122
Michaels FinCo Holdings LLC (Michaels FinCo, Inc.) PIK Interest Capitalization, 144A 7.500%, 8/1/18(3)(8)	1,555		1,582
Nationstar Mortgage LLC
6.500%, 8/1/18	835		843
6.500%, 7/1/21	1,295		1,246
Schaeffler Holding Finance BV PIK Interest Capitalization, 144A 6.875%, 8/15/18(3)(8)	335		353
SLM Corp.
4.625%, 9/25/17	315		320
5.500%, 1/25/23	1,020		934
Spansion LLC 7.875%, 11/15/17	275		288

			17,123

Health Care—0.5%
Community Health Systems, Inc. (CHS) 5.125%, 8/15/18	1,055		1,076
inventive Health, Inc. 144A 9.000%, 1/15/18(3)	315		318
MPH Intermediate Holding Co. 2 PIK Interest Capitalization, 144A 8.375%, 8/1/18(3)(8)	570		586
Tenet Healthcare Corp.
144A 6.000%, 10/1/20(3)	435		446
4.500%, 4/1/21	1,000		941
Valeant Pharmaceuticals International, Inc. Escrow Corp. 144A 6.750%, 8/15/18(3)	965		1,037

			4,404

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—0.8%
Air Canada 144A 6.750%, 10/1/19(3)	$965	$961
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	639	658
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	1,075	1,175
Rexel SA 144A 5.250%, 6/15/20(3)	1,230	1,205
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(3)	670	700
Spectrum Brands Escrow Corp. 144A 6.375%, 11/15/20(3)	715	747
U.S. Airways Pass-Through-Trust 98-1 6.850%, 1/30/18	633	662
United Rentals North America, Inc. 7.375%, 5/15/20	1,000	1,083

		7,191

Information Technology—0.7%
Ceridian Corp. 144A 11.000%, 3/15/21(3)	55	64
Equinix, Inc. 4.875%, 4/1/20	580	566
First Data Corp.
11.250%, 3/31/16	2,291	2,302
144A 8.250%, 1/15/21(3)	1,015	1,053
144A 11.750%, 8/15/21(3)	2,540	2,464

		6,449

Materials—1.5%
Ardagh Packaging Finance plc 144A 7.375%, 10/15/17(3)	1,200	1,289
Calumet Specialty Products Partners LP 9.375%, 5/1/19	433	477
Cemex SAB de CV
144A 9.500%, 6/15/18(3)	1,499	1,668
144A 5.875%, 3/25/19(3)	815	784
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(3)	750	812
Hexion U.S. Finance Corp.
144A 8.875%, 2/1/18	1,375	1,430
6.625%, 4/15/20	1,370	1,377
Huntsman International LLC 4.875%, 11/15/20	890	848
Reynolds Group Issuer, Inc.
9.000%, 4/15/19	1,500	1,582
5.750%, 10/15/20	940	948

	PAR VALUE	VALUE
Materials—continued
Sealed Air Corp. 144A 6.500%, 12/1/20(3)	$225	$237
Tronox Finance LLC 144A 6.375%, 8/15/20	1,000	995
United States Steel Corp. 6.875%, 4/1/21	1,235	1,257
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	685	755

		14,459

Telecommunication Services—0.2%
Intelsat Luxembourg SA 144A 7.750%, 6/1/21(3)	1,230	1,278
TOTAL CORPORATE BONDS (Identified Cost $80,691)		80,472

LOAN AGREEMENTS(2)—93.3%

Consumer Discretionary—25.8%
99 Cents Only Stores Tranche B-1, 5.250%, 1/11/19	979	983
Academy Ltd. 4.500%, 8/3/18	1,572	1,581
Acosta, Inc. Tranche D, 5.000%, 3/2/18	1,957	1,964
Acquisitions Cogeco Cable II LP (Atlantic Broadband (Penn) Holdings, Inc.) Tranche B, 3.250%, 11/30/19	901	893
Advantage Sales & Marketing, Inc. First Lien, 4.250%, 12/18/17	2,591	2,605
Second Lien, 8.250%, 6/17/18	570	578
Affinia Group, Inc. Tranche B-2, 4.750%, 4/25/20	670	673
Affinity Gaming LLC (Herbst Gaming LLC). 5.500%, 11/9/17	1,019	1,037
Allison Transmission Tranche B-3, 3.750%, 8/23/19	1,179	1,181
Armstrong World Industries, Inc. Tranche B, 3.500%, 3/15/20	3,980	3,969
August Holding Co. (U.S.) Tranche B-1, First Lien 5.000%, 4/27/18	917	919
(Luxemborg / U.K.) Tranche B-1, First Lien, 5.000%, 4/27/18	1,068	1,069
Bally Technologies, Inc. 0.000%, 8/21/20(7)	6,000	6,004
BJ’s Wholesale Club, Inc.
First Lien, 4.250%, 9/26/19	1,988	1,985
Second Lien, 9.750%, 3/26/20	315	322

	PAR VALUE	VALUE
Consumer Discretionary—continued
Boyd Gaming Corp. Tranche B, 4.000%, 8/14/20	$5,047	$5,050
Bright Horizons Family Solutions LLC (Bright Horizons Family Solutions, Inc.) Tranche B, 4.000%, 1/30/20	1,489	1,490
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-4, 9.500%, 10/31/16	1,540	1,540
Tranche B-6, 5.429%, 1/28/18	5,822	5,295
Cannery Casino Resorts LLC First Lien, 6.000%, 10/2/18	887	885
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	1,854	1,914
Cequel Communications LLC 3.500%, 2/14/19	1,773	1,774
Charter Communications Operations LLC
Tranche E, 3.000%, 7/1/20	4,412	4,372
Tranche F, 3.000%, 12/31/20	5,306	5,260
Chrysler Group LLC Tranche B, 4.250%, 5/24/17	3,695	3,729
Clear Channel Communications, Inc.
Tranche B, 3.829%, 1/29/16	2,000	1,889
Tranche D, 6.929%, 1/30/19	10,933	10,162
CSC Holdings, Inc. (CSC Holdings, Inc. (Cablevision)) Tranche B, 2.679%, 4/17/20	4,168	4,128
Cumulus Media Holdings, Inc.
First Lien, 4.500%, 9/17/18	1,816	1,830
Second Lien, 7.500%, 9/16/19	1,968	2,002
Dave & Buster’s, Inc. 4.500%, 6/1/16	1,395	1,401
EB Sports Corp. 11.500%, 12/31/15	1,000	997
Entercom Radio LLC Tranche B-1, 6.000%, 11/23/18	2,218	2,235
Federal-Mogul Corp.
Tranche B, 2.118%, 12/29/14	5,929	5,838
Tranche C, 2.118%, 12/28/15	3,027	2,980
Fram Group Holdings, Inc. (Prestone Holdings, Inc.)
First Lien, 6.500%, 7/31/17	950	935
Second Lien, 10.500%, 1/29/18	500	486

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Consumer Discretionary—continued
Gateway Casinos & Entertainment Ltd. Tranche B, 7.500%, 5/12/16	808	CAD	$786
General Nutrition Centers, Inc. Tranche B, 3.750%, 3/2/18	$1,746		1,753
Getty Images, Inc. 4.750%, 10/18/19	2,910		2,614
Granite Broadcasting Corp. Tranche B First Lien 6.750%, 5/23/18	2,265		2,280
Great Wolf Resorts 4.500%, 8/6/20	2,993		2,987
Harbor Freight Tools 4.750%, 7/26/19	1,489		1,503
Hilton Worldwide, Inc. (Hilton Hotels Corp.) Tranche B-2 0.000%, 9/23/20(7)	11,513		11,511
Hubbard Radio LLC Tranche 1, 4.500%, 4/29/19	2,044		2,052
KAR Auction Services, Inc. 3.750%, 5/19/17	2,613		2,625
Landry’s, Inc. (Landry’s Restaurant, Inc.) Tranche B, 4.750%, 4/24/18	2,713		2,736
Las Vegas Sands LLC
Tranche DD-I, 1.680%, 5/23/14	64		64
Non-Extended Tranche B, 1.680%, 5/23/14	311		311
Extended Tranche B, 2.680%, 11/23/16	1,041		1,041
Extended Tranche DD-I, 2.680%, 11/23/16	210		210
Laureate Education, Inc.
Series 2018, 5.250%, 6/15/18	1,986		1,993
0.000%, 6/16/18(7)	1,000		1,003
Leslie’s Poolmart, Inc. 5.250%, 10/16/19	2,307		2,322
Liberty Cablevision of Puerto Rico LLC Tranche B, First Lien, 6.000%, 6/9/17	978		984
Live Nation Entertainment 3.500%, 8/17/20	3,394		3,383
MCC LLC (Mediacom Broadband Group)
Tranche G, 4.000%, 1/20/20	990		993
Tranche H, 3.250%, 1/29/21	1,995		1,978
Media General, Inc. 0.500%, 7/31/20	5,000		5,019
Merrill Communications LLC Tranche B, 8.500%, 3/8/18	1,716		1,729
Metaldyne LLC 5.000%, 12/18/18	993		1,000
MGM Resorts International (MGM Grand Detroit LLC)
Tranche A, 2.929%, 12/20/17	1,985		1,985

	PAR VALUE	VALUE
Consumer Discretionary—continued
Tranche B, 3.500%, 12/20/19	$4,861	$4,851
Michaels Stores, Inc. Tranche B, 3.750%, 1/28/20	3,990	3,996
Neiman Marcus Group, Inc. (The) 4.000%, 5/16/18	1,901	1,902
Nine Entertainment Group Ltd. (PBL Media Group Limited) Tranche B, 3.500%, 2/5/20	3,483	3,469
Oceania Cruises, Inc. 6.750%, 7/2/20	3,000	3,029
Party City Holdings, Inc. 4.250%, 7/27/19	2,980	2,978
Peninsula Gaming LLC Tranche B, 4.250%, 11/20/17	986	991
Penn National Gaming, Inc. Tranche B, 3.750%, 7/16/18	1,790	1,794
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	2,313	2,360
Phillips-Van Heusen Corp. Tranche B, 3.250%, 2/13/20	4,035	4,031
Pinnacle Entertainment, Inc. 3.750%, 8/13/20	5,647	5,651
Radio One, Inc. 7.500%, 3/31/16	594	608
Remy International, Inc. Tranche B, 4.250%, 3/5/20	1,985	1,994
Salem Communications Corp. 4.500%, 3/13/20	973	977
Scientific Games International, Inc.
Tranche B-1, 3.190%, 6/30/15	1,983	1,967
3.180%, 5/22/20	3,725	3,694
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International LLC) Tranche B, 3.500%, 5/14/20	964	963
Seminole Tribe of Florida 3.000%, 4/29/20	3,709	3,706
ServiceMaster Co. (The)
Tranche C, 4.250%, 1/31/17	1,613	1,575
Tranche B, 4.440%, 1/31/17	1,918	1,880
Seven Sea Cruises S. DE R.L. Tranche B-1, 4.750%, 12/21/18	2,718	2,745
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	1,755	1,755
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	1,070	1,076

	PAR VALUE	VALUE
Consumer Discretionary—continued
SRAM LLC First Lien, 5.250%, 4/10/20	$2,811	$2,776
Station Casinos LLC Tranche B, 5.000%, 3/2/20	2,420	2,448
TI Group Auto Systems LLC 5.500%, 3/28/19	1,576	1,595
Tower Automotive Holdings 4.750%, 4/23/20	1,374	1,378
Transtar Holding Co.
First Lien, 5.500%, 10/9/18	990	997
Second Lien, 9.750%, 10/9/19	460	469
Tribune Co. Tranche B, 4.000%, 12/31/19	1,044	1,046
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	3,524	3,625
UCI International, Inc. (United Components) 5.500%, 7/26/17	1,240	1,248
Univision Communications, Inc.
4.000%, 3/1/20	7,210	7,139
First Lien, 4.500%, 3/1/20	5,102	5,089
Veyance Technologies, Inc. 5.250%, 9/8/17	1,990	1,988
Virgin Media Investment Holdings Ltd. Tranche B, 3.500%, 6/8/20	3,847	3,831
WideOpenWest Finance LLC
Tranche B-1, 4.250%, 7/17/17	286	287
Tranche B, 4.750%, 4/1/19	2,098	2,116
Yankee Cable Acquisition LLC 5.250%, 3/1/20	927	933
Zuffa LLC 4.500%, 2/25/20	3,684	3,691

		245,465

Consumer Staples—7.4%
AdvancePierre Foods, Inc.
First Lien, 5.750%, 7/10/17	1,082	1,089
Second Lien, 9.500%, 10/10/17	1,035	1,056
American Rock Salt Co. LLC 5.500%, 4/25/17	1,201	1,202
Aramark Corp. Tranche D, 4.000%, 9/9/19	4,457	4,471
CIH International S.A R.L. 2.750%, 5/1/20	5,985	5,955
Crossmark Holdings, Inc.
First Lien, 4.500%, 12/20/19	3,021	2,993
Second Lien, 8.750%, 12/21/20	520	520
Del Monte Corp. 4.000%, 3/8/18	3,446	3,439

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—continued
Dole Food Co., Inc. Tranche B, 3.750%, 4/1/20	$3,980	$3,982
Heinz (H.J.) Co.
Tranche B-1, 3.250%, 6/7/19	1,726	1,729
Tranche B-2, 3.500%, 6/5/20	12,203	12,257
Hostess Brands Acquisition LLC Tranche B, 6.750%, 4/9/20	4,047	4,162
Pinnacle Foods Finance 3.250%, 4/29/20	4,000	3,965
Pinnacle Foods Finance LLC Tranche G, 3.250%, 4/29/20	6,667	6,618
Revlon Consumer Prods Corp. 4.000%, 8/19/19	1,000	1,000
Revlon Consumer Products Corp. 4.000%, 11/20/17	1,605	1,609
Rite Aid Corp.
Tranche 6, 4.000%, 2/21/20	5,970	5,970
Tranche 1, Second Lien, 5.750%, 8/21/20	101	104
Tranche 2, 4.875%, 6/21/21	1,417	1,425
Smart & Final, Inc. First Lien, 4.500%, 11/15/19	1,986	1,987
Spectrum Brands, Inc. 3.500%, 8/13/19	2,000	2,003
Supervalu, Inc. 5.000%, 3/21/19	977	976
Yankee Candle Co., Inc. (The) 6.250%, 4/2/19	1,805	1,808

		70,320

Energy—2.3%
Buffalo Gulf Coast Terminals LLC 5.250%, 10/31/17	654	660
Chesapeake Energy Corp. 5.750%, 12/2/17	2,910	2,966
CITGO Petroleum Corp. Tranche C, 9.000%, 6/24/17	199	204
Energy Transfer Equity LP 3.750%, 3/24/17	900	905
EP Energy LLC (Everest Acquisition LLC)
Tranche B-3, 3.500%, 5/24/18	567	567
Tranche B-2, 4.500%, 4/30/19	732	734
Fieldwood Energy LLC
7.125%, 9/28/18	440	441
7.125%, 9/30/20	1,508	1,506
FTS International, Inc. (Frac Tech International LLC) 8.500%, 5/6/16	1,921	1,889
MEG Energy Corp. 3.750%, 3/31/20	3,476	3,490

	PAR VALUE	VALUE
Energy—continued
NGPL Pipeco LLC 6.750%, 9/15/17	$1,103	$989
Quicksilver Resources. Inc. Second Lien, 7.000%, 6/21/19	2,250	2,171
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18	1,290	1,299
Samson Investment Co. Second Lien, 6.000%, 9/25/18	1,262	1,266
SES International Holdings Ltd. (Saxon) 5.500%, 2/15/19	1,522	1,528
Tesoro Corp. 2.511%, 5/30/16	995	997

		21,612

Financials—7.0%
AGFS Funding 0.000%, 9/25/19(7)	1,617	1,620
AlixPartners LLP 5.000%, 7/10/20	3,000	3,041
Altisource Portfolio Solutions S.A.R.L Tranche B, 5.750%, 11/27/19	1,988	2,007
Asurion LLC 3.500%, 7/8/20	1,499	1,453
Asurion LLC (Asurion Corp.) Tranche B-1, 4.500%, 5/24/19	3,279	3,255
Capital Automotive LP
Tranche B-1, 4.000%, 4/10/19	1,564	1,569
Second Lien, 6.000%, 4/30/20	1,185	1,215
Clipper Acquisitions Corp. 4.000%, 2/6/20	1,006	1,012
GEO Group, Inc. (The) 3.250%, 4/3/20	3,990	4,020
Guggenheim Partners LLC 4.000%, 7/22/20	3,000	3,012
Home Loan Servicing Solutions Ltd. 4.500%, 6/26/20	3,990	4,035
iPayment, Inc . 6.750%, 5/8/17	927	897
iStar Financial, Inc.
Tranche A-2, 7.000%, 3/19/17	468	481
4.500%, 10/15/17	4,062	4,079
Lonestar Intermediate Super Holdings LLC 11.000%, 9/2/19	300	314
MIP Delaware LLC Tranche B-1, 4.000%, 3/9/20	1,406	1,414
National Financial Partners 5.250%, 7/1/20	2,993	3,020
Nuveen Investments, Inc.
Tranche B, First Lien 4.179%, 5/13/17	3,925	3,885
Tranche B, Second Lien 6.500%, 2/28/19	4,292	4,276

	PAR VALUE	VALUE
Financials—continued
Ocean Rig 6.000%, 3/31/21	$3,000	$3,036
Re/Max International, Inc. 4.000%, 7/31/20	1,247	1,243
Realogy Corp.
Extended LOC, 4.40%, 10/10/16	445	448
Tranche B, 4.500%, 3/5/20	7,527	7,585
RPI Finance Trust 4.000%, 11/9/18	1,319	1,324
Springleaf Financial Funding Co. 5.500%, 5/10/17	284	284
Starwood Property Trust, Inc. 3.500%, 4/17/20	3,582	3,577
Trans Union LLC 4.250%, 2/8/19	1,500	1,508
Walter Investment Management Corp. Tranche B, 5.750%, 11/28/17	2,805	2,833

		66,443

Health Care—10.5%
Alere, Inc. (IM U.S. Holdings LLC)
Tranche B, 4.250%, 6/30/17	1,642	1,653
Tranche B-1, 4.250%, 6/30/17	983	989
Alkermes, Inc. First Lien, 3.500%, 9/25/19	992	989
American Renal Holdings, Inc.
Tranche B, First Lien, 4.500%, 8/20/19	1,529	1,518
Second Lien, 8.500%, 3/20/20	1,860	1,837
AMN Healthcare, Inc. Tranche B, 3.750%, 4/5/18	1,476	1,485
Aptalis Pharma, Inc. (Axcan Intermediate Holdings, Inc.) Tranche B-1, 5.500%, 2/10/17	1,016	1,018
Ardent Medical Services, Inc.
First Lien, 6.750%, 7/2/18	860	866
Second Lien, 11.000%, 1/2/19	375	384
Biomet 0.000%, 7/25/17(7)	2,985	3,002
BSN Medical Luxembourg Holding, S.A.R.L. (P&F Capital) 4.000%, 8/28/19	2,000	2,009
Capsugel Holdings U.S., Inc. 3.500%, 8/1/18	4,777	4,759
Catalent Pharma Solutions, Inc. (Cardinal Health 409, Inc.)
Tranche 1, 3.679%, 9/15/16	962	966
Tranche 2, 4.250%, 9/15/17	262	264

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Community Health Systems, Inc. Extended, 3.761%, 1/25/17	$3,275	$3,279
ConvaTec, Inc. 4.000%, 12/22/16	1,598	1,610
CRC Health Corp. Tranche B-2, 4.679%, 11/16/15	1,439	1,446
DaVita, Inc. Tranche B-2 4.000%, 11/1/19	3,020	3,036
Drumm Investors LLC (Golden Living) 5.000%, 5/4/18	1,709	1,642
Emdeon, Inc. Tranche B-2, 3.750%, 11/2/18	3,055	3,056
Grifols, Inc. Tranche B, 4.250%, 6/1/17	972	979
HCA, Inc. Tranche B-4, 2.929%, 5/1/18	5,326	5,321
Health Management Associates, Inc. Tranche B, 3.500%, 11/16/18	3,301	3,304
Hologic, Inc. Tranche B, 3.750%, 8/1/19	2,946	2,956
Iasis Healthcare LLC Tranche B-2, 4.500%, 5/3/18	2,012	2,018
INC Research, LLC 6.000%, 7/12/18	556	560
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	1,177	1,142
Kinetic Concepts, Inc.
Tranche D-2, 4.000%, 11/4/16	947	952
Tranche D-1, 4.500%, 5/4/18	583	587
MedAssets, Inc. Tranche B, 4.000%, 12/13/19	155	156
MMM Holdings, Inc. 9.750%, 12/12/17	468	471
MSO of Puerto Rico, Inc. 9.750%, 12/12/17	340	342
Multiplan, Inc. Tranche B-1, 4.000%, 8/26/17	4,448	4,461
National Mentor Holdings, Inc. 6.500%, 2/9/17	975	987
NBTY, Inc. Tranche B-2, 3.500%, 10/1/17	2,782	2,789
Par Pharmaceutical Cos, Inc. (Par Pharmaceutical, Inc.) Tranche B-1, 4.250%, 9/30/19	1,369	1,366
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC) 4.250%, 12/5/18	1,985	1,992
PRA Holdings, Inc. 0.000%, 9/23/20(7)	3,000	2,990
Quintiles Transnational Corp. Tranche B-2, 4.000%, 6/8/18	1,461	1,467
Rural/Metro Operating Co. LLC First Lien, 5.750%, 6/30/18	1,997	1,903

	PAR VALUE	VALUE
Health Care—continued
Rural/Metro, Inc. 11.000%, 3/1/14	$1,001	$1,006
Select Medical Corp. Series C, Tranche B, 4.000%, 6/1/18	995	1,001
Sheridan Holdings, Inc. First Lien, 4.500%, 6/29/18	1,854	1,862
Surgery Center Holdings, Inc. First Lien 6.000%, 4/11/19	1,297	1,300
Surgical Care Affiliates LLC 4.250%, 6/29/18	3,465	3,475
U.S. Renal Care, Inc. First Lien, 5.250%, 7/3/19	2,482	2,513
United Surgical Partners International, Inc. Tranche B, 4.750%, 4/3/19	2,100	2,114
Valeant Pharmaceuticals International, Inc. 4.500%, 8/5/20	4,963	4,999
Valeant Pharmaceuticals International, Inc. Escrow Corp.
Series D2, Tranche B, 3.750%, 2/13/19	3,499	3,501
Series C2, Tranche B 3.750%, 12/11/19	1,022	1,026
Vanguard Health Holding Company II LLC Tranche B, 3.750%, 1/29/16	2,128	2,130
VWR Funding, Inc.
Tranche B-1, 4.179%, 4/3/17	166	166
4.429%, 4/3/17	1,209	1,211
Warner Chilcott Corp.
Tranche B-1, 5.500%, 3/15/18	555	556
(WC Luxco S.A.R.L.) Tranche B-3, 5.500%, 3/15/18	437	438
Tranche B-1, 5.500%, 3/15/18	242	242

		100,091

Industrials—11.6%
ADS Waste Holdings Tranche B, 4.250%, 10/9/19	3,082	3,086
Air Canada 0.000%, 9/20/19(7)	4,265	4,267
Allegion 0.000%, 12/25/20(7)	3,000	3,010
Alliance Laundry Systems LLC
First Lien, 4.250%, 12/10/18	2,424	2,432
Second Lien, 9.500%, 12/10/19	110	111
Altegrity, Inc. (U.S. Investigations Services, Inc.) 5.000%, 2/21/15	1,138	1,114

	PAR VALUE	VALUE
Industrials—continued
Aluma Systems, Inc. (Brand Energy & Infrastructure) Tranche 1, 6.250%, 10/23/18	$247	$249
American Airlines, Inc. Tranche B, 4.750%, 6/27/19	7,637	7,603
Apex Tool Group LLC Tranche B, 4.500%, 1/31/20	2,985	2,995
Avis Budget Car Rental LLC 3.000%, 3/15/19	2,814	2,810
AWAS Finance Luxemborg S.A. Tranche 2012, 3.500%, 7/16/18	1,075	1,079
Brand Energy & Infrastructure Services, Inc.
Tranche B-1, First Lien, 6.250%, 10/23/18	1,031	1,037
Second Lien, 11.000%, 10/23/19	465	477
Brickman Group Holdings, Inc.
Tranche B-2, 3.259%, 10/14/16	700	704
Tranche B-3, 4.000%, 9/28/18	2,383	2,389
Brock Holdings Ill, Inc.
First Lien, 6.750%, 3/16/17	823	828
Second Lien, 10.000%, 3/16/18	450	457
Ceridian Corp. Tranche 2013, 4.429%, 5/9/17	6,874	6,889
CHG Buyer Corp.
First Lien, 5.000%, 11/19/19	1,184	1,196
Second Lien, 9.000%, 11/19/20	425	435
Commercial Barge Line Co. First Lien 7.500%, 9/22/19	2,697	2,630
Doncasters Group Ltd. (Doncasters US LLC) Tranche B, 5.500%, 4/9/20	1,648	1,658
Douglas Dynamics LLC 5.750%, 4/18/18	896	901
Ducommun, Inc. Tranche B-1, 4.750%, 6/28/17	1,475	1,493
DynCorp International, Inc. 6.750%, 7/7/16	944	952
Edwards Ltd. First Lien, 4.750%, 3/26/20	1,711	1,713
Envision Healthcare Corp. (Emergency Medical Services Corp.) 4.000%, 5/25/18	3,722	3,726
Garda Security Group, Inc. Tranche B, 5.750%, 11/13/19	693	696
Hawker Beechcraft Acquisition Company LLC 5.750%, 2/14/20	1,600	1,615

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
HD Supply, Inc. 4.500%, 10/12/17	$3,274	$3,283
Husky Injection Molding 4.250%, 7/2/18	1,337	1,340
International Equipment Solutions (IES Global B.V.) 6.750%, 8/16/19	3,125	3,096
McJunkin Red Man Corp. 7.000%, 11/8/19	1,167	1,176
Mirion Technologies, Inc. 5.750%, 3/30/18	1,223	1,222
Mirror Bidco, Inc. 5.250%, 12/28/19	620	625
Navistar, Inc. Tranche B, 5.750%, 8/17/17	1,319	1,338
Nielsen Finance LLC Tranche E, 2.932%, 5/1/16	1,648	1,653
OPE USIC Holdings, Inc. 4.750%, 7/10/20	2,993	2,995
Protection One, Inc. 4.250%, 3/21/19	3,173	3,193
Quikrete Co., Inc. 0.000%, 9/26/20(7)	4,000	4,006
Rexnord LLC 4.000%, 8/21/20	5,000	4,949
SESAC Holding Co. II LLC First Lien, 6.000%, 2/7/19	464	468
SI Organization, Inc. (The) Tranche B, 5.500%, 11/22/16	973	951
Spin Holdco, Inc. First Lien, 5.500%, 11/14/19	4,000	4,000
Spotless Holdings 0.000%, 9/24/18(7)	2,000	2,008
Swift Transportation Tranche B-2, 4.000%, 12/21/17	706	710
TransDigm, Inc. Tranche C, 3.750%, 2/28/20	8,005	7,985
US Airways, Inc.
Tranche B-2, 3.500%, 11/23/16	765	767
Tranche B-1, 4.250%, 5/23/19	2,874	2,863
Utex Industries, Inc. First Lien, 4.750%, 4/10/20	1,995	1,995
WCA Waste Corp. (WCA Waste Systems, Inc.) 4.000%, 3/23/18	937	939
WireCo Worldgroup, Inc. 6.000%, 2/15/17	446	448

		110,562

Information Technology—14.3%
Activision Blizzard 0.000%, 7/26/20(7)	6,666	6,671
Alcatel-Lucent U.S.A., Inc. 5.750%, 1/30/19	4,809	4,853
Allflex Holdings III, Inc.
4.250%, 7/17/20	5,000	5,023

	PAR VALUE	VALUE
Information Technology—continued
Second Lien, 8.000%, 7/19/21	$789	$801
Applied Systems, Inc.
First Lien, 4.250%, 12/8/16	1,423	1,432
Second Lien, 8.250%, 6/8/17	334	337
Autotrader.com, Inc. Tranche B-1, 4.000%, 12/15/16	1,167	1,181
Avaya, Inc.
Tranche B-3, 4.762%, 10/26/17	1,645	1,477
Tranche B-5, 8.000%, 3/31/18	1,463	1,389
Blue Coat Systems, Inc.
4.500%, 5/31/19	2,851	2,867
Second Lien 9.500%, 6/28/20	3,154	3,178
BMC Software, Inc. 5.000%, 9/10/20	3,461	3,467
CCC Holdings, Inc. 4.000%, 12/20/19	2,690	2,684
CDW LLC 3.500%, 4/29/20	9,327	9,194
Commscope, Inc. Tranche 2, 3.750%, 1/14/18	1,492	1,499
CPI International Acquisition, Inc. (Catalyst Holdings, Inc.) Tranche B, 5.000%, 2/13/17	1,201	1,214
Dell, Inc. 0.000%, 3/24/20(7)	4,750	4,673
Deltek, Inc.
First Lien, 5.000%, 10/10/18	3,384	3,398
Second Lien, 10.000%, 10/10/19	1,529	1,542
Epicor Software Corp. (Eagle Parent Inc.) Tranche B-1, 4.500%, 5/16/18	2,933	2,939
First Data Corp.
Tranche 2017, 4.180%, 3/24/17	4,381	4,350
Tranche 2018, 4.180%, 3/23/18	5,500	5,459
Freescale Semiconductor, Inc. 5.000%, 1/15/21	2,000	2,006
Freescale Seminconductor, Inc. Tranche B-4, 5.000%, 2/28/20	3,920	3,941
Genpact Ltd. 3.500%, 8/30/19	1,236	1,237
Go Daddy Operating Co. LLC Tranche B-1, 4.250%, 12/17/18	4,595	4,599
IMS Health, Inc. Tranche B-1, 3.750%, 9/1/17	2,683	2,686
Infor (U.S.), Inc. (Lawson Software, Inc.)
Tranche B-2, 5.250%, 4/5/18	3,641	3,667

	PAR VALUE	VALUE
Information Technology—continued
Tranche B-3, 3.750%, 6/3/20	$4,531	$4,497
Information Resources, Inc. (Symphonyiri Group, Inc.) 5.500%, 9/26/20	1,122	1,125
Interactive Data Corp. 3.750%, 2/11/18	2,380	2,373
ION Trading Technologies S.A.R.L. First Lien, 4.500%, 5/22/20	1,375	1,376
IPC Systems, Inc. Tranche C, First Lien, 7.750%, 7/31/17	1,966	1,927
Ipreo Holdings LLC
Tranche B-2, 6.500%, 8/7/17	963	973
Tranche B-3, 6.500%, 8/7/17	263	266
Kronos, Inc.
First Lien, 4.500%, 10/30/19	391	392
Second Lien, 9.750%, 4/30/20	715	742
Microsemi Corp. 3.750%, 2/19/20	826	827
Mitchell International, Inc. 3.750%, 3/28/16	2,250	2,253
Mmi International Ltd. 7.250%, 11/20/18	1,950	1,891
Moneygram International, Inc. 4.250%, 3/27/20	811	812
Mood Media Corp. First Lien, 7.000%, 5/6/18	1,048	1,052
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	1,622	1,628
Oberthur Technologies Finance SAS Tranche B-3, 6.250%, 11/30/18	1,089	1,094
Presidio, Inc. 5.750%, 3/31/17	1,765	1,768
Riverbed Technology, Inc. 4.000%, 12/18/19	285	288
RP Crown Parent LLC
First Lien 6.750%, 12/21/18	2,182	2,202
Second Lien, 11.250%, 12/21/19	1,833	1,873
SCS Holdings I, Inc. (Sirius Computer Solutions, Inc.) 7.000%, 12/7/18	561	571
Smart Modular Technologies (Global), Inc. 8.250%, 8/26/17	480	438
Sophia LP Tranche B, 4.500%, 7/19/18	1,117	1,124
Sorenson Communications, Inc. 9.500%, 10/31/14	1,990	2,012
Spansion LLC 5.250%, 12/13/18	786	793

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
SRA International, Inc. 6.500%, 7/20/18	$1,226	$1,216
SSI Investments II Ltd. (Skillsoft) 5.000%, 5/26/17	944	949
SunGard Data Systems, Inc. (Solar Capital Corp.)
Tranche D, 4.500%, 1/31/20	2,510	2,541
Tranche E, 4.000%, 3/8/20	588	591
Syniverse Holdings, Inc. 4.000%, 4/23/19	970	967
Verifone, Inc.
Tranche B, 4.250%, 12/28/18	209	209
4.250%, 10/3/19	1,459	1,464
Vision Solutions, Inc. 6.000%, 7/23/16	662	664
Wall Street Systems Holdings, Inc.
First Lien, 5.750%, 10/25/19	695	698
Second Lien, 9.250%, 10/25/20	497	501
Websense, Inc. 4.500%, 6/25/20	1,496	1,498
Zayo Group LLC (Zayo Capital, Inc.) 4.500%, 7/2/19	2,217	2,222

		135,581

Materials—6.5%
AI Chem & Cy S.C.A.
Tranche B-1, 4.500%, 10/4/19	657	658
Tranche B-2, 4.500%, 10/4/19	341	342
Air Distribution Technologies, Inc. (QS0001 Corp.) First Lien, 5.000%, 11/9/18	411	413
American Builders & Contractors Supply Co., Inc. Tranche B, 3.500%, 4/16/20	6,000	5,965
Arysta LifeScience SPC LLC 4.500%, 5/29/20	2,461	2,461
Avantor Performance Materials Holdings, Inc. 5.250%, 6/24/17	629	630
AZ Chem US, Inc. 5.250%, 12/22/17	903	913
Berlin Packaging, Inc. First Lien, 4.750%, 4/2/19	2,500	2,509
Berry Plastics Group, Inc. Tranche D, 3.500%, 2/8/20	4,627	4,585
CEMEX Espana S.A. Tranche A-1, 4.754%, 2/14/17	894	874

	PAR VALUE	VALUE
Materials—continued
Chemtura Corp. 5.500%, 8/29/16	$568	$572
Cyanco Intermediate Corp. 5.500%, 5/1/20	1,311	1,319
Distribution International, Inc. 8.750%, 7/16/19	1,995	1,986
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) Second Lien, 8.750%, 9/19/14	1,931	1,966
Fairmount Minerals Ltd. Tranche B-2, 5.000%, 9/5/19	1,083	1,087
Fortescue Metals Group Ltd. (FMG Resources Ltd.) 2006, 5.250%, 10/18/17	5,009	5,033
General Chemical Corp. 5.750%, 10/6/15	1,154	1,159
Houghton International, Inc. Holding Corp. First Lien, 4.000%, 12/20/19	1,687	1,684
Houghton International, Inc. Holding Corp. (HII Holding Corp.) Second Lien, 9.500%, 12/21/20	630	634
Huntsman International LLC Extended Tranche B, 2.718%, 4/19/17	1,566	1,570
Ineos US Finance LLC 4.000%, 5/4/18	8,186	8,106
JFB Firth Rixson, Inc. 4.250%, 6/30/17	1,985	1,988
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	2,275	2,145
Novelis, Inc. 3.750%, 3/10/17	632	634
Pact Group (USA), Inc. 3.750%, 5/29/20	4,789	4,729
PQ Corp. 4.500%, 8/7/17	1,985	1,996
Pro Mach, Inc. 5.000%, 7/6/17	1,474	1,484
Reynolds Group Holdings, Inc. 4.750%, 9/28/18	2,032	2,041
Tronox Pigments B.V. 4.500%, 3/19/20	1,197	1,205
Univar, Inc. Tranche B, 5.000%, 6/30/17	1,361	1,315

		62,003

Telecommunication Services—5.2%
Cincinnati Bell, Inc. 4.000%, 9/10/20	3,250	3,237
Cricket Communications, Inc. Tranche C, 4.750%, 3/8/20	1,995	1,997
Crown Castle Operating Co. 3.250%, 1/31/19	6,982	6,912
Global Tel*link Corp.
First Lien, 5.000%, 5/22/20	2,008	1,983
9.000%, 11/23/20	660	645

	PAR VALUE	VALUE
Telecommunication Services—continued
Grande Communications Networks LLC 4.500%, 5/29/20	$998	$997
Hawaiian Telcom Communications, Inc. 5.000%, 6/6/19	1,990	1,998
Integra Telecom Holdings, Inc.
Tranche B, 5.250%, 2/22/19	1,187	1,196
Second Lien, 9.750%, 2/21/20	449	462
Intelsat Jackson Holding S.A. (Intelsat Jackson Holding Ltd.) Tranche B-1, 4.250%, 4/2/18	2,938	2,949
Level 3 Financing, Inc.
Tranche B-III 2019, 4.000%, 8/1/19	1,875	1,876
Tranche B-II 2019, 4.750%, 8/1/19	2,150	2,152
4.000%, 1/15/20	1,000	1,000
Tranche B, 4.000%, 1/15/20	2,388	2,389
LTS Buyer LLC (Sidera Networks, Inc.) Tranche B, 4.500%, 4/13/20	1,995	2,006
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.)
First Lien, 4.750%, 4/30/20	2,400	2,365
Second Lien 9.000%, 4/30/21	685	676
Syniverse Holdings, Inc. 4.000%, 4/23/19	1,440	1,439
Telesat Canada, Inc. Tranche B-2, 3.500%, 3/28/19	3,772	3,758
TW Telecom Holdings, Inc. (Time Warner Telecom Holdings, Inc.) Tranche B, 2.680%, 4/17/20	1,995	2,007
UPC Financing Partnership 4.000%, 1/31/21	3,250	3,259
West Corp. Tranche B-8, 3.750%, 6/30/18	2,532	2,538
Windstream Corp. Tranche B-4, 3.500%, 1/23/20	1,231	1,230

		49,071

Utilities—2.7%
AES Corp. 3.750%, 6/1/18	1,525	1,536
Calpine Construction Finance Co. LP
3.000%, 5/3/20	5,151	5,050
3.250%, 1/31/22	1,995	1,966
Calpine Corp.
4.000%, 4/1/18	1,950	1,955
4.000%, 10/9/19	743	744
InterGen N.V. 5.500%, 6/15/20	2,683	2,681

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
Utilities—continued
NRG Energy, Inc. 2.750%, 7/1/18	$5,402	$5,375
Sapphire Power 6.000%, 7/10/18	1,995	2,006
Texas Compeptitive Electric Holdings Co. LLC 2017 Extended, 4.766%, 10/10/17	5,945	4,013

		25,326
TOTAL LOAN AGREEMENTS (Identified Cost $885,276)		886,474

	SHARES
COMMON STOCKS—0.0%

Consumer Discretionary—0.0%
Velo Holdings, Inc.(5)(6)	70,371	0
TOTAL COMMON STOCKS (Identified Cost $0)		0
TOTAL LONG TERM INVESTMENTS—102.6%
(Identified cost $974,380)		975,156

SHORT-TERM INVESTMENTS—6.3%

Money Market Mutual Funds—6.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	59,827,609	59,828
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $59,828)		59,828
TOTAL INVESTMENTS—108.9%
(Identified Cost $1,034,208)		1,034,984	(1)
Other assets and liabilities, net—(8.9)%		(84,413)

NET ASSETS—100.0%		$950,571

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2013.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $38,495 or 4.0% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
(6)	Illiquid security.
(7)	This loan will settle after September 30, 2013, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(8)	100% of the income received was in cash.

Foreign Currencies:

BRL	Brazilian Real
CAD	Canadian Dollar

Country Weightings (Unaudited)†
United States	91%
Australia	2
Canada	2
United Kingdom	2
Luxembourg	1
Other	2
Total	100%
† % of total investments as of September 30, 2013

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$4,070	$—	$3,277	$793
Corporate Bonds And Notes	80,472	—	80,472	—
Foreign Government Securities	475	—	475	—
Loan Agreements	886,474	—	886,474	—
Mortgage-Backed Securities	3,665	—	3,665	—
Equity Securities:
Common Stocks	0	—	—	0	(c)
Short-Term Investments	59,828	59,828	—	—

Total Investments	$1,034,984	$59,828	$974,363	$793

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities	Corporate Bonds and Notes	Loan Agreements	Common Stocks
Investments in Securities
Balance as of September 30, 2012:	$292	$—	$6	$286	$—	(c)
Accrued discount/(premium)	—	—	—	—	—
Realized gain (loss)	(379)	—	—	(379)	—
Change in unrealized appreciation (depreciation)	642	(6)	243	405	—
Purchases	829	829	—	—	—
Sales(b)	(591)	(30)	(249)	(312)	—
Transfers into Level 3 (a)	—	—	—		—
Transfers from Level 3(a)	—	—	—		—

Balance as of September 30, 2013	$793	$793	$—	$—	$—	(c)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2013, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Includes internally fair valued security currently priced at zero $0. See the last paragraph under “Note 2A Security Valuation” for a description of valuation process in place and qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.7%

Consumer Discretionary—37.1%
Amazon.com, Inc.(2)	1,068	$334
AMC Networks, Inc.(2)	5,005	343
American Eagle Outfitters, Inc.	22,888	320
Apollo Group, Inc. Class A(2)	16,113	335
AutoNation, Inc.(2)	6,337	331
Buckle, Inc. (The)	6,302	341
Cabela’s, Inc.(2)	5,320	335
Cablevision Systems Corp. Class A	19,177	323
Carnival Corp.	9,117	298
CBS Corp. Class B	6,031	333
Central European Media Enterprises Ltd. Class A(2)	63,602	335
Choice Hotels International, Inc.	7,999	345
Columbia Sportswear Co.	5,643	340
Comcast Corp. Class A	7,624	344
Dick’s Sporting Goods, Inc.	6,415	342
Discovery Communications, Inc. Class A(2)	4,131	349
DISH Network Corp. Class A	7,151	322
DSW, Inc. Class A	3,968	339
Expedia, Inc.	6,408	332
Family Dollar Stores, Inc.	4,603	331
Federal-Mogul Corp.(2)	20,217	339
Fossil Group, Inc.(2)	2,849	331
Gap, Inc. (The)	8,136	328
Garmin Ltd.	7,760	351
Horton (D.R.), Inc.	16,736	325
Host Hotels & Resorts, Inc.	18,552	328
Hyatt Hotels Corp. Class A(2)	7,416	319
L Brands, Inc.	5,634	344
Las Vegas Sands Corp.	5,195	345
Lennar Corp. Class A	9,617	340
Liberty Global plc Class A(2)	4,313	342
Liberty Media Corp.(2)	2,278	335
Liberty Media Corp. – Interactive Class A(2)	13,815	324
Liberty Ventures Class A(2)	3,729	329
Madison Square Garden Co. (The)(2)	5,974	347
Marriott International, Inc.	7,829	329
Marriott Vacations Worldwide Corp.(2)	7,628	336
MGM Resorts International(2)	16,971	347
Mohawk Industries, Inc.(2)	2,595	338
Morningstar, Inc.	4,289	340
News Corp.(2)	20,294	326
NIKE, Inc. Class B	4,872	354
Nordstrom, Inc.	5,929	333
Penn National Gaming, Inc.(2)	5,938	329
Penske Automotive Group, Inc.	7,888	337
Ralph Lauren Corp.	2,018	332
Sears Holdings Corp.(2)	5,785	345
Sears Hometown and Outlet Stores, Inc.(2)	10,613	337
Starbucks Corp.	4,442	342
Starz – Liberty Capital(2)	12,544	353
Tesla Motors, Inc.(2)	1,844	357
Twenty-First Century Fox, Inc.	10,241	343
Under Armour, Inc. Class A(2)	4,338	345
Urban Outfitters, Inc.(2)	8,875	326
Viacom, Inc. Class B	4,066	340

	SHARES	VALUE
Consumer Discretionary—continued
Wendy’s Co. (The)	40,154	$340
Wynn Resorts Ltd.	2,181	345

		19,173

Consumer Staples—5.1%
Boston Beer Co., Inc. (The) Class A(2)	1,363	333
Brown-Forman Corp. Class B	4,790	326
Dole Food Co., Inc.(2)	24,750	337
Estee Lauder Cos., Inc. (The) Class A	4,714	329
Harbinger Group, Inc.(2)	33,712	350
Monster Beverage Corp.(2)	6,049	316
PriceSmart, Inc.	3,586	342
Tootsie Roll Industries, Inc.	10,697	330

		2,663

Energy—5.3%
Chesapeake Energy Corp.	12,729	330
Continental Resources, Inc.(2)	3,347	359
CVR Energy, Inc.	8,699	335
Hess Corp.	4,301	333
RPC, Inc.	22,185	343
Transocean Ltd.	7,507	334
W&T Offshore, Inc.	19,147	339
Western Refining, Inc.	11,649	350

		2,723

Financials—16.2%
Altisource Portfolio Solutions SA(2)	2,426	340
Amtrust Financial Services, Inc.	8,810	344
Berkley (W.R.) Corp.	7,811	335
Berkshire Hathaway, Inc. Class B(2)	2,867	325

BOK Financial Corp.	5,210	330
Boston Properties, Inc.	3,090	330
Brown & Brown, Inc.	10,320	331
Charles Schwab Corp. (The)	15,881	336
Credit Acceptance Corp.(2)	3,067	340
Equity Lifestyle Properties, Inc.	9,502	325
Equity Residential	6,026	323
First Citizens BancShares, Inc. Class A	1,654	340
Franklin Resources, Inc.	6,535	330
Greenlight Capital Re Ltd. Class A(2)	11,893	338
Hilltop Holdings, Inc.(2)	18,663	345
Howard Hughes Corp. (The)(2)	3,112	350
Leucadia National Corp.	12,405	338
Loews Corp.	7,123	333
Mercury General Corp.	7,078	342
Ocwen Financial Corp.(2)	5,902	329
Progressive Corp. (The)	12,518	341
Raymond James Financial, Inc.	7,779	324
Simon Property Group, Inc.	2,238	332
Taubman Centers, Inc.	4,924	332
Vornado Realty Trust	3,915	329

		8,362

Health Care—5.4%
Bruker Corp.(2)	16,530	341
Cerner Corp.(2)	6,789	357

	SHARES	VALUE
Health Care—continued
Forest Laboratories, Inc.(2)	7,616	$326
Halozyme Therapeutics, Inc.(2)	34,555	381
MannKind Corp.(2)(3)	56,951	325
Opko Health, Inc.(2)	40,305	355
Pharmacyclics, Inc.(2)	2,801	388
Teva Pharmaceutical Industries Ltd.	8,960	338

		2,811

Industrials—9.1%
Air Lease Corp.	12,017	332
American Railcar Industries, Inc.	8,696	341
Cintas Corp.	6,591	338
Colfax Corp.(2)	5,935	335
Covanta Holding Corp.	15,605	334
Danaher Corp.	4,862	337
Fastenal Co.	6,740	339
FedEx Corp.	2,894	330
Grainger (W.W.), Inc.	1,249	327
Illinois Tool Works, Inc.	4,421	337
MSC Industrial Direct Co., Inc. Class A	4,223	344
Navistar International Corp.(2)	8,865	323
Rollins, Inc.	13,049	346
Werner Enterprises, Inc.	14,449	337

		4,700

Information Technology—16.3%
Amkor Technology, Inc.(2)	78,661	337
Anixter International, Inc.(2)	3,838	336
Broadcom Corp. Class A	12,366	322
Dell, Inc.	24,315	335
DST Systems, Inc.	4,404	332
eBay, Inc.(2)	6,159	344
EchoStar Corp. Class A(2)	7,741	340
Google, Inc. Class A(2)	374	328
IAC/InterActiveCorp.	6,319	345
Intuit, Inc.	5,057	335
Marvell Technology Group Ltd.	27,138	312
Mentor Graphics Corp.	14,783	346
Molex, Inc.	8,735	336
National Instruments Corp.	10,877	336
Oracle Corp.	9,933	330
Paychex, Inc.	8,248	335
Pegasystems, Inc.	8,590	342
QUALCOMM, Inc.	4,899	330
Rackspace Hosting, Inc.(2)	6,299	332
RealPage, Inc.(2)	14,418	334
Salesforce.com, Inc.(2)	6,407	333
Syntel Co.	4,269	342
Take-Two Interactive Software, Inc.(2)	19,885	361
TeleTech Holdings, Inc.(2)	13,285	333
Yahoo!, Inc.(2)	10,933	363

		8,419

Materials—5.2%
Airgas, Inc.	3,211	341
Huntsman Corp.	16,443	339
Kronos Worldwide, Inc.	21,308	330
LyondellBasell Industries N.V. Class A	4,632	339

See Notes to Financial Statements

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
Materials—continued
NewMarket Corp.	1,196	$344
Novagold Resources, Inc.(2)	142,608	331
Scotts Miracle-Gro Co. (The) Class A	6,093	335

Westlake Chemical Corp.	3,233	339

		2,698
TOTAL COMMON STOCKS (Identified Cost $50,539)		51,549
TOTAL LONG TERM INVESTMENTS—99.7%
(Identified cost $50,539)		51,549

SHORT-TERM INVESTMENTS—0.1%

Money Market Mutual Funds—0.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	73,425	73
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $73)		73

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—0.1%
INVESCO Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.070%)(4)	42,000	$42
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $42)		42
TOTAL INVESTMENTS—99.9% (Identified Cost $50,654)		51,664	(1)
Other assets and liabilities, net—0.1%		60

NET ASSETS—100.0%		$51,724

Abbreviations:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$51,549	$51,549
Securities Lending Collateral	42	42
Short-Term Investments	73	73

Total Investments	$51,664	$51,664

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

	Bond Fund		CA Tax-Exempt Bond Fund		Disciplined Equity Style Fund		Disciplined Select Bond Fund

Assets
Investment in securities at value(1)(3)	$86,236		$47,172		$1,586		$1,052
Cash	55		983		—		—
Receivables
Investment securities sold	566		—		—		—
Fund shares sold	96		1		6		—
Receivable from adviser	—		—		4		5
Dividends and interest receivable	914		677		—		—
Prepaid expenses	25		13		—		—
Prepaid trustee retainer	—	(2)	—	(2)	—	(2)	—	(2)

Total assets	87,892		48,846		1,596		1,057

Liabilities
Payables
Fund shares repurchased	68		77		—		—
Investment securities purchased	1,126		—		—		—
Dividend distributions	51		73		—		—
Investment advisory fee	10		10		—		—
Distribution and service fees	18		5		—	(2)	—	(2)
Administration fee	9		5		—	(2)	—	(2)
Transfer agent fees and expenses	21		4		—	(2)	—	(2)
Trustees’ fees and expenses	—	(2)	—	(2)	—	(2)	—	(2)
Professional fees	32		31		18		18
Other accrued expenses	8		3		3		2

Total liabilities	1,343		208		21		20

Net Assets	$86,549		$48,638		$1,575		$1,037

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$90,909		$46,573		$1,298		$1,096
Accumulated undistributed net investment income (loss)	51		25		—		—	(2)
Accumulated undistributed net realized gain (loss)	(3,647)		943		99		(38)
Net unrealized appreciation (depreciation) on investments	(764)		1,097		178		(21)

Net Assets	$86,549		$48,638		$1,575		$1,037

Class A
Net asset value (net assets/shares outstanding) per share	$11.21		$12.10		$12.47		$9.44
Maximum offering price per share NAV/(1–2.75%)	$—		$12.70		$—		—
Maximum offering price per share NAV/(1–3.75%)	$11.77		$—		$—		$—
Maximum offering price per share NAV/(1–5.75%)	$—		$—		$13.23		$10.02
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	5,109,588		1,868,190		26,111		16,668
Net Assets	$57,286		$22,612		$326		$157
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$10.95		$—		$—		$—
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	36,613		—		—		—
Net Assets	$401		$—		$—		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.99		$—		$12.40		$9.44
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	621,281		—		19,112		12,093
Net Assets	$6,825		$—		$237		$114
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.37		$12.09		$12.49		$9.45
Shares of beneficial interest outstanding, no par value(3), unlimited authorization	1,938,665		2,151,960		81,095		81,031
Net Assets	$22,037		$26,026		$1,012		$766

(1) Investment in securities at cost	$87,000		$46,075		$1,408		$1,073
(2) Amount is less than $500.
(3) All Funds with exception of Bond Fund have no par value. Bond Fund has a par value of $1.00.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

	Disciplined Select Country Fund		Herzfeld Fund		High Yield Fund		Low Volatility Equity Fund

Assets
Investment in securities at value(1)	$1,208		$9,626		$89,903		$1,600
Cash	—		—		88		3
Deposits with prime broker for options	—		—		—		1
Receivables
Investment securities sold	—		—		464		—
Fund shares sold	—		—		13		—
Receivable from adviser	4		—		—		7
Dividends and interest receivable	—	(2)	27		1,515		—
Prepaid expenses	—		27		23		1
Prepaid trustee retainer	—	(2)	—	(2)	—	(2)	—	(2)

Total assets	1,212		9,680		92,006		1,612

Liabilities
Written options at value(3)	—		—		—		—	(2)
Payables
Fund shares repurchased	—		25		182		—
Investment securities purchased	—		—		2,190		—
Dividend distributions	—		—		90		—
Investment advisory fee	—		4		40		—
Distribution and service fees	—	(2)	5		19		—	(2)
Administration fee	—	(2)	1		9		—	(2)
Transfer agent fees and expenses	—	(2)	1		29		—	(2)
Trustees’ fees and expenses	—	(2)	—	(2)	—	(2)	—	(2)
Professional fees	18		18		37		13
Other accrued expenses	1		2		10		1

Total liabilities	19		56		2,606		14

Net Assets	$1,193		$9,624		$89,400		$1,598

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,052		$9,783		$113,971		$1,561
Accumulated undistributed net investment income (loss)	4		—		—		10
Accumulated undistributed net realized gain (loss)	9		92		(25,362)		(8)
Net unrealized appreciation (depreciation) on investments	128		(251)		791		35

Net Assets	$1,193		$9,624		$89,400		$1,598

Class A
Net asset value (net assets/shares outstanding) per share	$11.34		$10.45		$4.27		$10.24
Maximum offering price per share NAV/(1–3.75%)	$—		$—		$4.48		$—
Maximum offering price per share NAV/(1–5.75%)	$12.03		$11.09		$—		$10.86
Shares of beneficial interest outstanding, no par value, unlimited authorization	15,030		279,034		18,774,573		13,317
Net Assets	$171		$2,917		$80,155		$136
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$4.17		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		31,522		—
Net Assets	$—		$—		$131		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$11.28		$10.43		$4.21		$10.21
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,000		473,934		784,735		12,733
Net Assets	$113		$4,942		$3,302		$130
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.37		$10.46		$4.27		$10.25
Shares of beneficial interest outstanding, no par value, unlimited authorization	80,000		168,726		1,361,506		130,000
Net Assets	$909		$1,765		$5,812		$1,332

(1) Investment in securities at cost	$1,080		$9,877		$89,112		$1,567
(2) Amount is less than $500.
(3) Written options at cost	—		—		—		(2)

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

	Multi-Sector Intermediate Bond Fund		Senior Floating Rate Fund	Wealth Masters Fund

Assets
Investment in securities at value(1)(3)	$378,960		$1,034,984	$51,664
Foreign currency at value(2)	—		124	—
Cash	360		6,699	—
Receivables
Investment securities sold	4,150		6,046	218
Fund shares sold	578		9,641	40,954
Dividends and interest receivable	5,418		4,113	7
Prepaid expenses	41		54	25
Prepaid trustee retainer	2		5	—	(4)

Total assets	389,509		1,061,666	92,868

Liabilities
Payables
Fund shares repurchased	1,003		2,967	2
Investment securities purchased	4,588		86,583	41,065
Borrowings (Note 12)	—		20,000	—
Collateral on securities loaned	—		—	42
Dividend distributions	328		443	—
Investment advisory fee	175		457	2
Distribution and service fees	131		225	2
Administration fee	41		97	1
Transfer agent fees and expenses	62		114	1
Trustees’ fees and expenses	—	(4)	1	—	(4)
Interest payable on line of credit	—		1	—
Professional fees	38		37	27
Other accrued expenses	38		170	2

Total liabilities	6,404		111,095	41,144

Net Assets	$383,105		$950,571	$51,724

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$378,270		$949,913	$50,694
Accumulated undistributed net investment income (loss)	271		—	—
Accumulated undistributed net realized gain (loss)	5,986		(118)	20
Net unrealized appreciation (depreciation) on investments	(1,422)		776	1,010

Net Assets	$383,105		$950,571	$51,724

Class A
Net asset value (net assets/shares outstanding) per share	$10.77		$9.79	$13.12
Maximum offering price per share NAV/(1–2.75%)	$—		$10.28	$—
Maximum offering price per share NAV/(1–3.75%)	$11.31		$—	$—
Maximum offering price per share NAV/(1–5.75%)	$—		$—	$13.92
Shares of beneficial interest outstanding, no par value, unlimited authorization	17,130,296		39,423,203	394,090
Net Assets	$184,524		$386,113	$5,169
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$10.74		$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	707,613		—	—
Net Assets	$7,603		$—	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.86		$9.81	$13.04
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,635,114		18,625,510	133,592
Net Assets	$104,591		$182,667	$1,742
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.77		$9.79	$13.14
Shares of beneficial interest outstanding, no par value, unlimited authorization	8,018,049		39,009,467	3,410,406
Net Assets	$86,387		$381,791	$44,813
(1) Investment in securities at cost	$380,383		$1,034,208	$50,654
(2) Foreign currency at cost	—		124	—
(3) Market value of securities on loan	—		—	40
(4) Amount less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

	Bond Fund	CA Tax-Exempt Bond Fund	Disciplined Equity Style Fund(2)		Disciplined Select Bond Fund(2)

Investment Income
Dividends	$69	$—	$19		$23
Interest	4,619	2,274	—		—
Foreign taxes withheld	— (1)	—	—		—

Total investment income	4,688	2,274	19		23

Expenses
Investment advisory fees	459	241	10		6
Service fees, Class A	161	65	—	(1)	— (1)
Distribution and service fees, Class B	6	—	—		—
Distribution and service fees, Class C	86	—	1		1
Administration fees	130	68	1		1
Transfer agent fees and expenses	124	36	1		1
Registration fees	51	27	37		37
Printing fees and expenses	9	4	4		4
Custodian fees	12	2	1		— (1)
Professional fees	32	36	21		21
Trustees’ fees and expenses	5	2	—	(1)	— (1)
Miscellaneous expenses	13	6	3		3

Total expenses	1,088	487	79		74
Less expenses reimbursed and/or waived by investment adviser	(222)	(100)	(64)		(64)

Net expenses	866	387	15		10

Net investment income (loss)	3,822	1,887	4		13

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,042	945	104		(38)
Net realized gain (loss) on foreign currency transactions	(15)	—	—		—
Net realized gain (loss) on futures	(65)	—	—		—
Net change in unrealized appreciation (depreciation) on investments	(6,584)	(3,790)	178		(21)
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)	—	—		—
Net change in unrealized appreciation (depreciation) on futures	70	—	—		—

Net gain (loss) on investments	(3,552)	(2,845)	282		(59)

Net increase (decrease) in net assets resulting from operations	$270	$(958)	$286		$(46)

(1) Amount is less than $500.

(2) From inception date December 18, 2012.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

	Disciplined Select Country Fund(2)		Herzfeld Fund	High Yield Fund	Low Volatility Equity Fund(3)

Investment Income
Dividends	$17		$194	$60	$17
Interest	—		— (1)	7,384	—

Total investment income	17		194	7,444	17

Expenses
Investment advisory fees	9		49	672	4
Service fees, Class A	—	(1)	3	248	—	(1)
Distribution and service fees, Class B	—		—	2	—
Distribution and service fees, Class C	1		21	32	—	(1)
Administration fees	1		6	132	1
Transfer agent fees and expenses	1		4	154	—	(1)
Registration fees	37		53	56	13
Printing fees and expenses	4		2	11	—	(1)
Custodian fees	—	(1)	2	10	—	(1)
Professional fees	21		14	38	17
Trustees’ fees and expenses	—	(1)	— (1)	5	—	(1)
Miscellaneous expenses	3		5	15	1

Total expenses	77		159	1,375	36
Less expenses reimbursed and/or waived by investment adviser	(64)		(68)	(161)	(29)

Net expenses	13		91	1,214	7

Net investment income (loss)	4		103	6,230	10

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	9		70	3,629	(11)
Net realized gain (loss) on foreign currency transactions	—		—	— (1)	—
Net realized gain (loss) on options	—		—	—	3
Capital gain distributions from underlying funds	—		36	—	—
Net change in unrealized appreciation (depreciation) on investments	128		(269)	(3,657)	33
Net change in unrealized appreciation (depreciation) on foreign currency translation	—		—	— (1)	—
Net change in unrealized appreciation (depreciation) on options	—		—	—	2

Net gain (loss) on investments	137		(163)	(28)	27

Net increase (decrease) in net assets resulting from operations	$141		$(60)	$6,202	$37

(1) Amount is less than $500.

(2) From inception date December 18, 2012.

(3) From inception date June 11, 2013.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

	Multi-Sector Intermediate Bond Fund	Senior Floating Rate Fund	Wealth Masters Fund

Investment Income
Dividends	$245	$61	$57
Interest	26,438	34,988	—	(1)
Security lending	—	—	—	(1)
Foreign taxes withheld	(7)	—	—	(1)

Total investment income	26,676	35,049	57

Expenses
Investment advisory fees	2,354	3,859	32
Service fees, Class A	528	769	4
Distribution and service fees, Class B	89	—	—
Distribution and service fees, Class C	1,158	1,298	5
Administration fees	546	819	5
Transfer agent fees and expenses	468	668	4
Interest expense and fees	—	388	—
Registration fees	87	129	52
Printing fees and expenses	36	47	1
Custodian fees	26	15	25
Professional fees	46	62	19
Trustees’ fees and expenses	19	25	—	(1)
Miscellaneous expenses	50	169	3

Total expenses	5,407	8,248	150
Less expenses reimbursed and/or waived by investment adviser	—	—	(96)

Total expenses	5,407	8,248	54

Net investment income (loss)	21,269	26,801	3

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	5,588	1,307	27
Net realized gain (loss) on foreign currency transactions	(165)	(4)	—
Net change in unrealized appreciation (depreciation) on investments	(17,483)	(2,563)	994
Net change in unrealized appreciation (depreciation) on foreign currency translation	(4)	— (1)	—

Net gain (loss) on investments	(12,064)	(1,260)	1,021

Net increase (decrease) in net assets resulting from operations	$9,205	$25,541	$1,024

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Bond Fund		CA Tax-Exempt Bond Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$3,822	$4,914	$1,887	$2,192
Net realized gain (loss)	2,962	7,017	945	873
Net change in unrealized appreciation (depreciation)	(6,514)	2,098	(3,790)	2,225

Increase (decrease) in net assets resulting from operations	270	14,029	(958)	5,290

From Distributions to Shareholders
Net investment income, Class A	(2,348)	(2,140)	(872)	(1,124)
Net investment income, Class B	(16)	(24)	—	—
Net investment income, Class C	(252)	(208)	—	—
Net investment income, Class I	(1,086)	(2,609)	(990)	(1,153)
Net realized long-term gains, Class A	—	—	(386)	—
Net realized long-term gains, Class I	—	—	(385)	—

Decrease in net assets from distributions to shareholders	(3,702)	(4,981)	(2,633)	(2,277)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(8,371)	(405)	(4,460)	(2,423)
Change in net assets from share transactions, Class B	(310)	(499)	—	—
Change in net assets from share transactions, Class C	(1,638)	295	—	—
Change in net assets from share transactions, Class I	(6,514)	(51,398)	(753)	(253)

Increase (decrease) in net assets from share transactions	(16,833)	(52,007)	(5,213)	(2,676)

Net increase (decrease) in net assets	(20,265)	(42,959)	(8,804)	337

Net Assets
Beginning of period	106,814	149,773	57,442	57,105

End of period	$86,549	$106,814	$48,638	$57,442

Accumulated undistributed net investment income (loss) at end of period	$51	$42	$25	$— (1)

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Disciplined Equity Style Fund		Disciplined Select Bond Fund	Disciplined Select Country Fund
	From Inception December 18, 2012 to September 30, 2013		From Inception December 18, 2012 to September 30, 2013	From Inception December 18, 2012 to September 30, 2013

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4		$13	$4
Net realized gain (loss)	104		(38)	9
Net change in unrealized appreciation (depreciation)	178		(21)	128

Increase (decrease) in net assets resulting from operations	286		(46)	141

From Distributions to Shareholders
Net investment income, Class A	(—	)(1)	(2)	—
Net investment income, Class C	(—	)(1)	(1)	—
Net investment income, Class I	(4)		(10)	—
Net realized short-term gains, Class A	(1)		—	—
Net realized short-term gains, Class C	(1)		—	—
Net realized short-term gains, Class I	(3)		—	—

Decrease in net assets from distributions to shareholders	(9)		(13)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	279		166	152
Change in net assets from share transactions, Class C	207		120	100
Change in net assets from share transactions, Class I	812		810	800

Increase (decrease) in net assets from share transactions	1,298		1,096	1,052

Net increase (decrease) in net assets	1,575		1,037	1,193

Net Assets
Beginning of period	—		—	—

End of period	$1,575		$1,037	$1,193

Accumulated undistributed net investment income (loss) at end of period	$—		$— (1)	$4

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Herzfeld Fund				High Yield Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2013	Year Ended September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$103		$3		$6,230	$6,554
Net realized gain (loss)	106		—	(1)	3,629	(2,764)
Net change in unrealized appreciation (depreciation)	(269)		18		(3,657)	12,921

Increase (decrease) in net assets resulting from operations	(60)		21		6,202	16,711

From Distributions to Shareholders
Net investment income, Class A	(35)		—		(5,953)	(6,523)
Net investment income, Class B	—		—		(11)	(24)
Net investment income, Class C	(42)		—		(174)	(149)
Net investment income, Class I	(41)		—		(58)	(1)
Net realized short-term gains, Class A	(1)		—		—	—
Net realized short-term gains, Class C	(—	)(1)	—		—	—
Net realized short-term gains, Class I	(1)		—		—	—
Net realized long-term gains, Class A	(—	)(1)	—		—	—
Net realized long-term gains, Class C	(—	)(1)	—		—	—
Net realized long-term gains, Class I	(—	)(1)	—		—	—

Decrease in net assets from distributions to shareholders	(120)		—		(6,196)	(6,697)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	2,876		103		(18,586)	2,436
Change in net assets from share transactions, Class B	—		—		(179)	(140)
Change in net assets from share transactions, Class C	4,960		100		381	681
Change in net assets from share transactions, Class I	744		1,000		5,724	101

Increase (decrease) in net assets from share transactions	8,580		1,203		(12,660)	3,078

Net increase (decrease) in net assets	8,400		1,224		(12,654)	13,092

Net Assets
Beginning of period	1,224		—		102,054	88,962

End of period	$9,624		$1,224		$89,400	$102,054

Accumulated undistributed net investment income (loss) at end of period	$—		$3		$—	$90

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Low Volatility Equity Fund	Multi-Sector Intermediate Bond Fund
	From Inception June 11, 2013 to September 30, 2013	Year Ended September 30, 2013	Year Ended September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$10	$21,269	$17,068
Net realized gain (loss)	(8)	5,423	6,434
Net change in unrealized appreciation (depreciation)	35	(17,487)	19,910

Increase (decrease) in net assets resulting from operations	37	9,205	43,412

From Distributions to Shareholders
Net investment income, Class A	—	(10,445)	(9,818)
Net investment income, Class B	—	(373)	(549)
Net investment income, Class C	—	(4,820)	(4,470)
Net investment income, Class I	—	(4,792)	(2,771)
Net realized short-term gains, Class A	—	(151)	—
Net realized short-term gains, Class B	—	(7)	—
Net realized short-term gains, Class C	—	(82)	—
Net realized short-term gains, Class I	—	(61)	—
Net realized long-term gains, Class A	—	(2,107)	—
Net realized long-term gains, Class B	—	(94)	—
Net realized long-term gains, Class C	—	(1,141)	—
Net realized long-term gains, Class I	—	(849)	—

Decrease in net assets from distributions to shareholders	—	(24,922)	(17,608)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	134	(4,488)	45,197
Change in net assets from share transactions, Class B	—	(2,090)	(1,590)
Change in net assets from share transactions, Class C	127	105	30,591
Change in net assets from share transactions, Class I	1,300	15,325	48,745

Increase (decrease) in net assets from share transactions	1,561	8,852	122,943

Net increase (decrease) in net assets	1,598	(6,865)	148,747

Net Assets
Beginning of period	—	389,970	241,223

End of period	$1,598	$383,105	$389,970

Accumulated undistributed net investment income (loss) at end of period	$10	$271	$88

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Senior Floating Rate Fund		Wealth Masters Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013		Year Ended September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$26,801	$20,337	$3		$1
Net realized gain (loss)	1,303	875	27		5
Net change in unrealized appreciation (depreciation)	(2,563)	20,221	994		16

Increase (decrease) in net assets resulting from operations	25,541	41,433	1,024		22

From Distributions to Shareholders
Net investment income, Class A	(13,583)	(11,416)	—		—
Net investment income, Class C	(4,698)	(3,856)	—		—
Net investment income, Class I	(9,239)	(4,430)	(5)		—
Net realized short-term gains, Class A	(612)	—	(2)		—
Net realized short-term gains, Class C	(255)	—	(2)		—
Net realized short-term gains, Class I	(408)	—	(7)		—
Net realized long-term gains, Class A	(90)	—	(—	)(1)	—
Net realized long-term gains, Class C	(35)	—	(—	)(1)	—
Net realized long-term gains, Class I	(37)	—	(—	)(1)	—

Decrease in net assets from distributions to shareholders	(28,957)	(19,702)	(16)		—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	130,677	28,683	4,610		104
Change in net assets from share transactions, Class C	88,171	(2,515)	1,509		105
Change in net assets from share transactions, Class I	289,471	18,135	43,566		800

Increase (decrease) in net assets from share transactions	508,319	44,303	49,685		1,009

Net increase (decrease) in net assets	504,903	66,034	50,693		1,031

Net Assets
Beginning of period	445,668	379,634	1,031		—

End of period	$950,571	$445,668	$51,724		$1,031

Accumulated undistributed net investment income (loss) at end of period	$—	$679	$—		$1

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A
10/1/12 to 9/30/13	$11.61	0.43	(0.41)	0.02	(0.42)	—	(0.42)	(0.40)	$11.21	0.17%	$57,286	0.85%		1.07%	3.75%	107%
10/1/11 to 9/30/12	10.96	0.35	0.67	1.02	(0.37)	—	(0.37)	0.65	11.61	9.34	67,804	0.85		1.02	3.12	210
10/1/10 to 9/30/11	11.18	0.46	(0.21)	0.25	(0.47)	—	(0.47)	(0.22)	10.96	2.39	64,449	0.85		1.04	4.16	169
10/1/09 to 9/30/10	10.57	0.46	0.62	1.08	(0.47)	—	(0.47)	0.61	11.18	10.42	67,147	0.84	(10)	0.98	4.26	160
10/1/08 to 9/30/09	9.75	0.42	0.82	1.24	(0.42)	—	(0.42)	0.82	10.57	13.12	66,232	0.85		1.01	4.15	274

Class B
10/1/12 to 9/30/13	$11.34	0.33	(0.38)	(0.05)	(0.34)	—	(0.34)	(0.39)	$10.95	(0.50)%	$401	1.60%		1.82%	2.95%	107%
10/1/11 to 9/30/12	10.71	0.27	0.64	0.91	(0.28)	—	(0.28)	0.63	11.34	8.48	727	1.60		1.77	2.43	210
10/1/10 to 9/30/11	10.93	0.37	(0.20)	0.17	(0.39)	—	(0.39)	(0.22)	10.71	1.64	1,171	1.60		1.80	3.38	169
10/1/09 to 9/30/10	10.34	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.93	9.60	2,812	1.59	(10)	1.72	3.50	160
10/1/08 to 9/30/09	9.55	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79	10.34	12.23	4,212	1.59		1.75	3.52	274

Class C
10/1/12 to 9/30/13	$11.38	0.34	(0.39)	(0.05)	(0.34)	—	(0.34)	(0.39)	$10.99	(0.51)%	$6,825	1.60%		1.82%	2.99%	107%
10/1/11 to 9/30/12	10.75	0.26	0.65	0.91	(0.28)	—	(0.28)	0.63	11.38	8.55	8,756	1.60		1.77	2.36	210
10/1/10 to 9/30/11	10.96	0.37	(0.19)	0.18	(0.39)	—	(0.39)	(0.21)	10.75	1.63	7,984	1.60		1.79	3.41	169
10/1/09 to 9/30/10	10.37	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.96	9.57	8,663	1.59	(10)	1.73	3.50	160
10/1/08 to 9/30/09	9.58	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79	10.37	12.19	8,048	1.59		1.75	3.43	274

Class I
10/1/12 to 9/30/13	$11.76	0.47	(0.41)	0.06	(0.45)	—	(0.45)	(0.39)	$11.37	0.49%	$22,037	0.60%		0.82%	3.98%	107%
10/1/11 to 9/30/12	11.10	0.39	0.66	1.05	(0.39)	—	(0.39)	0.66	11.76	9.64	29,527	0.60		0.77	3.39	210
10/1/10 to 9/30/11	11.30	0.49	(0.19)	0.30	(0.50)	—	(0.50)	(0.20)	11.10	2.67	76,169	0.60		0.79	4.39	169
10/1/09 to 9/30/10	10.68	0.49	0.62	1.11	(0.49)	—	(0.49)	0.62	11.30	10.65	120,459	0.59	(10)	0.73	4.51	160
10/1/08 to 9/30/09	9.86	0.45	0.83	1.28	(0.46)	—	(0.46)	0.82	10.68	13.34	144,835	0.59		0.75	4.52	274
CA Tax-Exempt
Bond Fund
Class A
10/1/12 to 9/30/13	$12.96	0.43	(0.68)	(0.25)	(0.43)	(0.18)	(0.61)	(0.86)	$12.10	(2.12)%	$22,612	0.85%		1.04%	3.39%	22%
10/1/11 to 9/30/12	12.30	0.46	0.68	1.14	(0.48)	—	(0.48)	0.66	12.96	9.40	28,803	0.85		1.04	3.65	16
10/1/10 to 9/30/11	12.34	0.48	(0.04)	0.44	(0.48)	—	(0.48)	(0.04)	12.30	3.75	29,688	0.85		1.05	4.04	12
10/1/09 to 9/30/10	12.29	0.48	0.04	0.52	(0.47)	—	(0.47)	0.05	12.34	4.43	31,945	0.85		1.03	3.94	10
10/1/08 to 9/30/09	11.41	0.47	0.90	1.37	(0.48)	(0.01)	(0.49)	0.88	12.29	12.31	33,728	0.85		1.02	4.10	8
The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
CA Tax-Exempt
Bond Fund (Continued)
Class I
10/1/12 to 9/30/13	$12.95	0.46	(0.68)	(0.22)	(0.46)	(0.18)		(0.64)	(0.86)	$12.09	(1.88)%		$26,026	0.60%		0.79%		3.65%		22%
10/1/11 to 9/30/12	12.29	0.49	0.68	1.17	(0.51)	—		(0.51)	0.66	12.95	9.68		28,639	0.60		0.79		3.90		16
10/1/10 to 9/30/11	12.33	0.51	(0.04)	0.47	(0.51)	—		(0.51)	(0.04)	12.29	4.01		27,417	0.60		0.80		4.29		12
10/1/09 to 9/30/10	12.28	0.51	0.04	0.55	(0.50)	—		(0.50)	0.05	12.33	4.69		28,169	0.60		0.78		4.19		10
10/1/08 to 9/30/09	11.41	0.50	0.88	1.38	(0.50)	(0.01)		(0.51)	0.87	12.28	12.50		25,624	0.60		0.77		4.35		8
Disciplined Equity Style
Fund
Class A
12/18/12(6) to 9/30/13	$10.00	—	2.55	2.55	(0.08)	—	(5)	(0.08)	2.47	$12.47	25.75	%(4)	$326	1.60	%(3)	7.63	%(3)	0.02	%(3)	447	%(4)

Class C
12/18/12(6) to 9/30/13	$10.00	(0.05)	2.53	2.48	(0.08)	—	(5)	(0.08)	2.40	$12.40	25.02	%(4)	$237	2.35	%(3)	8.53	%(3)	(0.51	)%(3)	447	%(4)

Class I
12/18/12(6) to 9/30/13	$10.00	0.05	2.52	2.57	(0.08)	—	(5)	(0.08)	2.49	$12.49	25.96	%(4)	$1,012	1.35	%(3)	7.87	%(3)	0.59	%(3)	447	%(4)
Disciplined Select Bond
Fund
Class A
12/18/12(6) to 9/30/13	$10.00	0.11	(0.57)	(0.46)	(0.10)	—		(0.10)	(0.56)	$9.44	(4.53	)%(4)	$157	1.40	%(3)	9.27	%(3)	1.46	%(3)	401	%(4)

Class C
12/18/12(6) to 9/30/13	$10.00	0.05	(0.54)	(0.49)	(0.07)	—		(0.05)	(0.56)	$9.44	(4.95	)%(4)	$114	2.15	%(3)	10.14	%(3)	0.70	%(3)	401	%(4)

Class I
12/18/12(6) to 9/30/13	$10.00	0.13	(0.55)	(0.42)	(0.13)	—		(0.13)	(0.55)	$9.45	(4.28	)%(4)	$766	1.15	%(3)	9.18	%(3)	1.71	%(3)	401	%(4)
Disciplined Select
Country Fund
Class A
12/18/12(6) to 9/30/13	$10.00	0.03	1.31	1.34	—	—		—	1.34	$11.34	13.40	%(4)	$171	1.70	%(3)	8.97	%(3)	0.38	%(3)	115	%(4)

Class C
12/18/12(6) to 9/30/13	$10.00	(0.04)	1.32	1.28	—	—		—	1.28	$11.28	12.80	%(4)	$113	2.45	%(3)	9.87	%(3)	(0.55	)%(3)	115	%(4)

Class I
12/18/12(6) to 9/30/13	$10.00	0.04	1.33	1.37	—	—		—	1.37	$11.37	13.70	%(4)	$909	1.45	%(3)	8.87	%(3)	0.46	%(3)	115	%(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Herzfeld Fund
Class A
10/1/12 to 9/30/13	$10.21	0.33	0.18	0.51	(0.26)	(0.01)	(0.27)	0.24	$10.45	5.10%	$2,917	1.60%		2.60%		3.13%	22%
9/5/12(6) to 9/30/12	10.00	0.04	0.17	0.21	—	—	—	0.21	10.21	2.10 (4)	105	1.60	(3)	37.91	(3)	5.93	3 (4)

Class C
10/1/12 to 9/30/13	$10.21	0.25	0.19	0.44	(0.21)	(0.01)	(0.22)	0.22	$10.43	4.36%	$4,942	2.35%		3.25%		2.40%	22%
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10 (4)	102	2.35	(3)	38.62	(3)	5.21	3 (4)

Class I
10/1/12 to 9/30/13	$10.21	0.09	0.46	0.55	(0.29)	(0.01)	(0.30)	0.25	$10.46	5.41%	$1,765	1.35%		3.71%		0.86%	22%
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10 (4)	1,017	1.35	(3)	38.61	(3)	4.39	3 (4)
High Yield Fund
Class A
10/1/12 to 9/30/13	$4.28	0.26	(0.01)	0.25	(0.26)	—	(0.26)	(0.01)	$4.27	5.98%	$80,155	1.15%		1.31%		6.05%	100%
10/1/11 to 9/30/12	3.85	0.28	0.44	0.72	(0.29)	—	(0.29)	0.43	4.28	19.19	98,701	1.15		1.31		6.82	92
10/1/10 to 9/30/11	4.17	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	(0.32)	3.85	(0.82)	86,530	1.21	(7)	1.35		6.93	106
10/1/09 to 9/30/10	3.89	0.31	0.28	0.59	(0.31)	—	(0.31)	0.28	4.17	15.43	101,326	1.35		1.35	(3)	7.69	92
10/1/08 to 9/30/09	3.98	0.31	(0.08)	0.23	(0.32)	—	(0.32)	(0.09)	3.89	7.02	90,560	1.37		1.37		8.88	134

Class B
10/1/12 to 9/30/13	$4.19	0.23	(0.02)	0.21	(0.23)	—	(0.23)	(0.02)	$4.17	5.06%	$131	1.90%		2.05%		5.31%	100%
10/1/11 to 9/30/12	3.77	0.24	0.44	0.68	(0.26)	—	(0.26)	0.42	4.19	18.46	307	1.90		2.06		6.07	92
10/1/10 to 9/30/11	4.08	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	3.77	(1.66)	404	1.96	(7)	2.10		6.17	106
10/1/09 to 9/30/10	3.82	0.27	0.27	0.54	(0.28)	—	(0.28)	0.26	4.08	14.65	663	2.10		2.10	(3)	6.95	92
10/1/08 to 9/30/09	3.92	0.28	(0.09)	0.19	(0.29)	—	(0.29)	(0.10)	3.82	6.13	1,019	2.12		2.12		8.21	134

Class C
10/1/12 to 9/30/13	$4.23	0.23	(0.02)	0.21	(0.23)	—	(0.23)	(0.02)	$4.21	5.00%	$3,302	1.90%		2.06%		5.31%	100%
10/1/11 to 9/30/12	3.80	0.25	0.44	0.69	(0.26)	—	(0.26)	0.43	4.23	18.59	2,944	1.90		2.07		6.07	92
10/1/10 to 9/30/11	4.11	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	3.80	(1.65)	2,028	1.95	(7)	2.10		6.18	106
10/1/09 to 9/30/10	3.85	0.27	0.27	0.54	(0.28)	—	(0.28)	0.26	4.11	14.53	2,119	2.10		2.10	(3)	6.93	92
10/1/08 to 9/30/09	3.94	0.28	(0.08)	0.20	(0.29)	—	(0.29)	(0.09)	3.85	6.36	1,585	2.12		2.12		8.06	134

Class I
10/1/12 to 9/30/13	$4.28	0.27	(0.01)	0.26	(0.27)	—	(0.27)	(0.01)	$4.27	6.25%	$5,812	0.90%		1.05%		6.37%	100%
8/8/12(6) to 9/30/12	4.23	0.04	0.06	0.10	(0.05)	—	(0.05)	0.05	4.28	2.37 (4)	102	0.90	(3)	1.08	(3)	6.86 (3)	92 (4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Low Volatility Equity
Fund
Class A
6/11/13(6) to 9/30/13	$10.00	0.06	0.18	0.24	—	—	—	0.24	$10.24	2.40	%(4)	$136	1.55	%(3)	7.66	%(3)	2.00	%(3)	0%

Class C
6/11/13(6) to 9/30/13	$10.00	0.03	0.18	0.21	—	—	—	0.21	$10.21	2.10	%(4)	$130	2.30	%(3)	8.49	%(3)	0.99	%(3)	0%

Class I
6/11/13(6) to 9/30/13	$10.00	0.07	0.18	0.25	—	—	—	0.25	$10.25	2.50	%(4)	$1,332	1.30	%(3)	7.51	%(3)	2.23	%(3)	0%

Multi-Sector Intermediate
Bond Fund
Class A
10/1/12 to 9/30/13	$11.15	0.57	(0.28)	0.29	(0.55)	(0.12)	(0.67)	(0.38)	$10.77	2.59%		$184,524	1.10%		1.10%		5.13%		77%
10/1/11 to 9/30/12	10.24	0.62	0.93	1.55	(0.64)	—	(0.64)	0.91	11.15	15.51		196,554	1.13		1.13		5.73		76
10/1/10 to 9/30/11	10.77	0.66	(0.47)	0.19	(0.72)	—	(0.72)	(0.53)	10.24	1.58		137,395	1.16		1.16		6.07		45
10/1/09 to 9/30/10	9.96	0.67	0.79	1.46	(0.65)	—	(0.65)	0.81	10.77	15.14		125,962	1.16		1.16		6.46		74
10/1/08 to 9/30/09	9.23	0.59	0.85	1.44	(0.71)	—	(0.71)	0.73	9.96	17.34		121,968	1.16		1.16		6.90		85

Class B
10/1/12 to 9/30/13	$11.12	0.49	(0.28)	0.21	(0.47)	(0.12)	(0.59)	(0.38)	$10.74	1.83%		$7,603	1.85%		1.85%		4.39%		77%
10/1/11 to 9/30/12	10.22	0.54	0.92	1.46	(0.56)	—	(0.56)	0.90	11.12	14.59		9,974	1.88		1.88		5.02		76
10/1/10 to 9/30/11	10.75	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	10.22	0.82		10,685	1.91		1.91		5.31		45
10/1/09 to 9/30/10	9.95	0.59	0.79	1.38	(0.58)	—	(0.58)	0.80	10.75	14.20		13,590	1.91		1.91		5.72		74
10/1/08 to 9/30/09	9.22	0.53	0.84	1.37	(0.64)	—	(0.64)	0.73	9.95	16.47		13,276	1.91		1.91		6.18		85

Class C
10/1/12 to 9/30/13	$11.23	0.49	(0.27)	0.22	(0.47)	(0.12)	(0.59)	(0.37)	$10.86	1.90%		$104,591	1.85%		1.85%		4.39%		77%
10/1/11 to 9/30/12	10.31	0.54	0.94	1.48	(0.56)	—	(0.56)	0.92	$11.23	14.65		108,595	1.88		1.88		4.98		76
10/1/10 to 9/30/11	10.84	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	10.31	0.80		70,735	1.91		1.91		5.32		45
10/1/09 to 9/30/10	10.02	0.59	0.80	1.39	(0.57)	—	(0.57)	0.82	10.84	14.29		62,214	1.91		1.91		5.71		74
10/1/08 to 9/30/09	9.27	0.52	0.87	1.39	(0.64)	—	(0.64)	0.75	10.02	16.59		41,374	1.90		1.90		5.93		85

Class I
10/1/12 to 9/30/13	$11.15	0.60	(0.28)	0.32	(0.58)	(0.12)	(0.70)	(0.38)	$10.77	2.85%		$86,387	0.85%		0.85%		5.38%		77%
10/1/11 to 9/30/12	10.24	0.64	0.93	1.57	(0.66)	—	(0.66)	0.91	11.15	15.80		74,847	0.88		0.88		5.93		76
10/1/10 to 9/30/11	10.76	0.69	(0.46)	0.23	(0.75)	—	(0.75)	(0.52)	10.24	1.93		22,408	0.91		0.91		6.32		45
10/1/09(6) to 9/30/10	9.95	0.70	0.79	1.49	(0.68)	—	(0.68)	0.81	10.76	15.41	(4)	7,633	0.91	(3)	0.91	(3)	6.78	(3)	74

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Senior Floating
Rate Fund
Class A
10/1/12 to 9/30/13	$9.79	0.42	0.04	0.46	(0.46)	— (5)	—	(0.46)	—	$9.79	4.84%	$386,113	1.21%		1.21%		4.29%	68%
10/1/11 to 9/30/12	9.28	0.49	0.49	0.98	(0.47)	—	—	(0.47)	0.51	9.79	10.75	256,397	1.23		1.23		5.06	56
10/1/10 to 9/30/11	9.80	0.45	(0.27)	0.18	(0.49)	(0.07)	(0.14)	(0.70)	(0.52)	9.28	1.62	215,427	1.20	(9)	1.19	(9)	4.58	69
10/1/09 to 9/30/10	9.87	0.67	0.09	0.76	(0.64)	(0.19)	—	(0.83)	(0.07)	9.80	8.05	98,790	1.20	(9)	1.15	(9)	6.86	41
10/1/08 to 9/30/09	9.41	0.54	0.47	1.01	(0.55)	— (5)	—	(0.55)	0.46	9.87	11.74	52,987	1.20		1.33		6.00	63

Class C
10/1/12 to 9/30/13	$9.80	0.35	0.05	0.40	(0.39)	— (5)	—	(0.39)	0.01	$9.81	4.15%	$182,667	1.96%		1.96%		3.51%	68%
10/1/11 to 9/30/12	9.29	0.41	0.50	0.91	(0.40)	—	—	(0.40)	0.51	9.80	9.92	95,078	1.98		1.98		4.31	56
10/1/10 to 9/30/11	9.81	0.36	(0.26)	0.10	(0.41)	(0.07)	(0.14)	(0.62)	(0.52)	9.29	0.85	92,623	1.95	(9)	1.94	(9)	3.69	69
10/1/09 to 9/30/10	9.87	0.59	0.10	0.69	(0.56)	(0.19)	—	(0.75)	(0.06)	9.81	7.35	30,116	1.95	(9)	1.92	(9)	6.02	41
10/1/08 to 9/30/09	9.41	0.44	0.51	0.95	(0.49)	— (5)	—	(0.49)	0.46	9.87	10.94	2,740	1.95		2.05		4.82	63

Class I
10/1/12 to 9/30/13	$9.78	0.43	0.07	0.50	(0.49)	— (5)	—	(0.49)	0.01	$9.79	5.21%	$381,791	0.96%		0.96%		4.41%	68%
10/1/11 to 9/30/12	9.27	0.51	0.49	1.00	(0.49)	—	—	(0.49)	0.51	9.78	11.04	94,193	0.98		0.98		5.31	56
10/1/10 to 9/30/11	9.80	0.46	(0.27)	0.19	(0.51)	(0.07)	(0.14)	(0.72)	(0.53)	9.27	1.78	71,584	0.95	(9)	0.93	(9)	4.67	69
10/1/09 to 9/30/10	9.86	0.64	0.15	0.79	(0.66)	(0.19)	—	(0.85)	(0.06)	9.80	8.44	32,679	0.95	(9)	0.89	(9)	6.56	41
10/1/08 to 9/30/09	9.41	0.58	0.45	1.03	(0.58)	— (5)	—	(0.58)	0.45	9.86	11.94	394	0.95		1.13		6.54	63
Wealth Masters
Fund
Class A
10/1/12 to 9/30/13	$10.22	(0.01)	3.05	3.04	(0.09)	(0.05)	—	(0.14)	2.90	$13.12	30.09%	$5,169	1.45%		3.29%		(0.10)%	22%
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	—	0.22	10.22	2.20 (4)	106	1.45	(3)	44.72	(3)	0.78 (3)	26 (4)

Class C
10/1/12 to 9/30/13	$10.21	(0.08)	3.03	2.95	(0.07)	(0.05)	—	(0.12)	2.83	$13.04	29.11%	$1,742	2.20%		4.41%		(0.66)%	22%
9/5/12(6) to 9/30/12	10.00	— (5)	0.21	0.21	—	—	—	—	0.21	10.21	2.10 (4)	107	2.20	(3)	45.67	(3)	0.04 (3)	26 (4)

Class I
10/1/12 to 9/30/13	$10.22	0.06	3.01	3.07	(0.10)	(0.05)	—	(0.15)	2.92	$13.14	30.37%	$44,813	1.20%		4.64%		0.52%	22%
9/5/12(6) to 9/30/12	10.00	0.01	0.21	0.22	—	—	—	—	0.22	10.22	2.20 (4)	818	1.20	(3)	44.40	(3)	1.04 (3)	26 (4)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	See Note 3D in the Notes to Financial Statements for information on recapture of expenses previously waived.
(10)	Includes extraordinary expenses.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

As of the date of this report, 31 funds are offered for sale, of which 11 (each a “Fund”) are reported in this annual report.

The Fund’s investment objectives are outlined in each Fund’s Summary Page.

There	is no guarantee that a Fund will achieve its objective.

All the Funds offer Class A and Class C shares with the exception of the CA Tax-Exempt Bond Fund which does not offer Class C shares. All Funds offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions. For more information regarding Qualifying Transactions, refer to each Fund’s prospectus.

Class A shares of the CA Tax-Exempt Bond Fund and Senior Floating Rate Fund are sold with a front-end sales charge of up to 2.75% with some exceptions. Class A shares of the Bond Fund, High Yield Fund, and Multi-Sector Intermediate Bond Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Class A shares of the Disciplined Equity Style, Disciplined Select Bond, Disciplined Select Country, Herzfeld, Low Volatility Equity and Wealth Masters Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC if applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus Product Management team who previously have been identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of business of the NYSE each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a maturity of 60 days or less are valued at amortized cost which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds own the following internally fair valued securities and which are categorized as Level 3 in the hierarchy.

Bond Fund	United Artists Theatre Circuit, Inc.
High Yield Fund	United Artists Theatre Circuit, Inc.

The significant unobservable inputs used in the fair value measurement of these corporate bonds are based on comparable liquid assets adjusted for accretion/amortization rate, current yield, current swap rates, and discount rates related to differences in capital structure and liquidity. Significant changes in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the observable market assumptions would have direct impacts to the discount rates used related to capital structure and/or liquidity discounts.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT Investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. For the Bond Fund(1), CA Tax-Exempt Fund, High Yield Fund(1), Multi-Sector Intermediate Bond Fund and Senior Floating Rate Fund income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

(1)	Effective January 2, 2013.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bears the pro-rata expenses of the underlying mutual funds in which a Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Derivative Financial Instruments

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is the specific type of derivative instruments used by the Funds.

Futures Contracts: A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized gains or losses. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

A Fund utilizes futures to optimize performance by managing interest rate risk. This permits the fund manager to assemble the portfolio believed to be most attractive while mitigating vulnerability to changes in market interest rates. The potential risks to the Fund are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation/(depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation/(depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

H.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade, often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. All loan agreements currently held by the Funds are assignment loans.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

The Funds currently hold assignment loans.

J.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2013, the Wealth Masters Fund had securities on loan with a market value of $40 and cash collateral of $42 (reported in thousands).

Note 3. Investment	Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	1st $1 Billion	$1+ Billion
Bond Fund	0.45%	0.40%
Herzfeld Fund	1.00	0.95
Wealth Masters Fund	0.85	0.80

	1st $1 Billion	$1+ Billion – $2 Billion	$2 + Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
High Yield Fund	0.65	0.60	0.55
Multi-Sector Intermediate Bond Fund	0.55	0.50	0.45
Senior Floating Rate Fund	0.60	0.55	0.50

	1st $2 Billion	$2+ Billion – $4 Billion	$4+ Billion
Disciplined Equity Style Fund	1.00%	0.95%	0.90%
Disciplined Select Bond Fund	0.80	0.75	0.70
Disciplined Select Country Fund	1.10	1.05	1.00
Low Volatility Equity Fund	0.95	0.90	0.85

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Fund(s) they service is as follows:

Fund	Subadviser	Fund	Subadviser
Bond Fund	NF(1)	High Yield Fund	NF(1)
CA Tax-Exempt Bond Fund	NF(1)	Low Volatility Equity Fund	Rampart(5)
Disciplined Equity Style Fund	Newfound(4)	Multi-Sector Intermediate Bond Fund	NF(1)
Disciplined Select Bond Fund	Newfound(4)	Senior Floating Rate Fund	NF(1)
Disciplined Select Country Fund	Newfound(4)	Wealth Masters Fund	Horizon(3)
Herzfeld Fund	Herzfeld(2)

(1)	Newfleet Asset Management, LLC an indirect wholly-owned subsidiary of Virtus.
(2)	Thomas J, Herzfeld Advisors, Inc.
(3)	Horizon Asset Management, LLC
(4)	Newfound Investments, LLC, an indirect wholly owned subsidiary of Virtus.
(5)	Rampart Investment Management Co. LLC

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Fund’s total expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class B	Class C	Class I
Bond Fund	0.85%	1.60%	1.60%	0.60%
CA Tax-Exempt Bond Fund	0.85	—	—	0.60
High Yield Fund	1.15	1.90	1.90	0.90
Senior Floating Rate Fund(1)	1.20	—	1.95	0.95

(1)	Excluding leverage expenses, if any.

The Adviser has contractually agreed to limit the following Funds’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses):

	Class A	Class C	Class I	Through Date
Disciplined Equity Style Fund	1.60%	2.35%	1.35%	1/31/14
Disciplined Select Bond Fund	1.40	2.15	1.15	1/31/14
Disciplined Select Country Fund	1.70	2.45	1.45	1/31/14
Herzfeld Fund	1.60	2.35	1.35	1/31/14
Low Volatility Equity Fund	1.55	2.30	1.30	1/31/15
Wealth Masters Fund	1.45	2.20	1.20	1/31/14

D.	Expense Recapture

For certain Funds the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2014	2015	2016	Total
Bond Fund	$305	$263	$222	$790
CA Tax-Exempt Bond Fund	113	112	100	325
Disciplined Equity Style Fund	—	—	64	64
Disciplined Select Bond Fund	—	—	64	64
Disciplined Select Country Fund	—	—	64	64
Herzfeld Fund	—	25	68	93
High Yield Fund	145	159	161	465
Low Volatility Equity Fund	—	—	29	29
Wealth Masters Fund	—	29	96	125

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2013, it retained net commissions of $133 Class A shares and deferred sales charges of $20, $2, $82 and $2 for Class A shares, Class B shares, Class C shares and Class I shares respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under Board approved 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, 1.00% for Class B and 1.00% for Class C shares, Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

F.	Administrator and Transfer Agent

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Fund’s former Administrator and Transfer Agent, assigned its rights and obligations under the Administration Agreements and Transfer Agency and Service Agreement to Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus. For the period of October 1, 2012 to December 31, 2012, VP Distributors LLC, served as the Administrator and Transfer Agent to the Funds. For the period of January 1, 2013 to September 30, 2013 Virtus Fund Services LLC, served as the Administrator and Transfer Agent to the Funds.

For the period ended September 30, 2013, the Funds incurred administration fees from the Trust totaling $1,305 which are included in the Statements of Operations.

For the period ended September 30, 2013, the Funds incurred transfer agent fees from the Trust totaling $1,308 which are included in the Statements of Operations. A portion is paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2013, Virtus and its affiliates, BMO Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Disciplined Equity Style Fund
Class A	10,084	$126
Class C	10,082	125
Class I	80,681	1,008
Disciplined Select Bond Fund
Class A	10,113	95
Class C	10,068	95
Class I	81,031	766
Disciplined Select Country Fund
Class A	10,000	113
Class C	10,000	113
Class I	80,000	910
Herzfeld Fund
Class A	10,269	107
Class C	10,216	107
Class I	82,313	861
High Yield Fund
Class I	25,474	109
Low Volatility Equity Fund
Class A	10,000	102
Class C	10,000	102
Class I	130,000	1,333
Multi-Sector Intermediate Bond Fund
Class I	10,655	115
Senior Floating Rate Fund
Class I	2,380,288	23,303
Wealth Masters Fund
Class A	10,133	133
Class C	10,109	132
Class I	3,125,260	41,066

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2013, were as follows:

	Purchases	Sales
Bond Fund	$104,645	$80,780
CA Tax-Exempt Bond	11,445	17,185
Disciplined Equity Style Fund	6,862	5,574
Disciplined Select Bond Fund	5,198	4,093
Disciplined Select Country Fund	2,313	1,251
Herzfeld Fund	9,005	956
High Yield Fund	100,590	114,683
Low Volatility Equity Fund	1,553	—
Multi-Sector Intermediate Bond Fund	322,514	320,941
Senior Floating Rate Fund	959,048	446,453
Wealth Masters Fund	51,038	1,537

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2013, were as follows:

	Purchases	Sales
Bond Fund	$2,813	$39,681
Multi-Sector Intermediate Bond Fund	2,450	2,317

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note 5. Capital	Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Bond Fund				CA Tax-Exempt Bond Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2013		Year Ended September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	324	$3,770	610	$6,882	11	$143	26	$323
Reinvestment of distributions	160	1,843	144	1,615	71	902	60	756
Shares repurchased	(1,216)	(13,984)	(791)	(8,902)	(437)	(5,505)	(276)	(3,502)

Net Increase / (Decrease)	(732)	$(8,371)	(37)	$(405)	(355)	$(4,460)	(190)	$(2,423)

Class B
Sale of shares	1	$9	— (1)	$1	—	$—	—	$—
Reinvestment of distributions	1	14	2	18	—	—	—	—
Shares repurchased	(30)	(333)	(47)	(518)	—	—	—	—

Net Increase / (Decrease)	(28)	$(310)	(45)	$(499)	—	$—	—	$—

Class C
Sale of shares	194	$2,223	243	$2,678	—	$—	—	$—
Reinvestment of distributions	19	211	15	166	—	—	—	—
Shares repurchased	(361)	(4,072)	(231)	(2,549)	—	—	—	—

Net Increase / (Decrease)	(148)	$(1,638)	27	$295	—	$—	—	$—

Class I
Sale of shares	517	$6,083	1,509	$17,183	59	$744	139	$1,754
Reinvestment of distributions	83	969	213	2,421	31	391	24	309
Shares repurchased	(1,172)	(13,566)	(6,076)	(71,002)	(150)	(1,888)	(182)	(2,316)

Net Increase / (Decrease)	(572)	$(6,514)	(4,354)	$(51,398)	(60)	$(753)	(19)	$(253)

	Disciplined Equity Style Fund			Disciplined Select Bond Fund
	From Inception December 18, 2012 to September 30, 2013			From Inception December 18, 2012 to September 30, 2013
	SHARES		AMOUNT	SHARES		AMOUNT

Class A
Sale of shares	27		$289	17		$164
Reinvestment of distributions	—	(1)	1	—	(1)	2
Shares repurchased	(1)		(11)	—		—

Net Increase / (Decrease)	26		$279	17		$166

Class B
Sale of shares	—		$—	—		$—
Reinvestment of distributions	—		—	—		—
Shares repurchased	—		—	—		—

Net Increase / (Decrease)	—		$—	—		$—

Class C
Sale of shares	19		$207	12		$119
Reinvestment of distributions	—	(1)	1	—	(1)	1
Shares repurchased	—	(1)	(1)	—		—

Net Increase / (Decrease)	19		$207	12		$120

Class I
Sale of shares	80		$805	80		$800
Reinvestment of distributions	1		7	1		10
Shares repurchased	—		—	—		—

Net Increase / (Decrease)	81		$812	81		$810

(1)	Amount less than 500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

	Disciplined Select Country Fund		Herzfeld Fund
	From Inception December 18, 2012 to September 30, 2013		Year Ended September 30, 2013		From Inception September 5, 2012 to September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	15	$152	270	$2,890	10	$103
Reinvestment of distributions	—	—	3	32	—	—
Shares repurchased	—	—	(5)	(46)	—	—

Net Increase / (Decrease)	15	$152	268	$2,876	10	$103

Class B
Sale of shares	—	$—	—	$—	—	$—
Reinvestment of distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—

Net Increase / (Decrease)	—	$—	—	$—	—	$—

Class C
Sale of shares	10	$100	481	$5,140	10	$100
Reinvestment of distributions	—	—	4	37	—	—
Shares repurchased	—	—	(21)	(217)	—	—

Net Increase / (Decrease)	10	$100	464	$4,960	10	$100

Class I
Sale of shares	80	$800	100	$1,063	100	$1,000
Reinvestment of distributions	—	—	4	40	—	—
Shares repurchased	—	—	(35)	(359)	—	—

Net Increase / (Decrease)	80	$800	69	$744	100	$1,000

	High Yield Fund				Low Volatility Equity Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012		From Inception June 11, 2013 to September 30, 2013
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	3,825	$16,511	3,582	$14,812	13	$134
Reinvestment of distributions	1,095	4,758	1,222	5,020	—	—
Shares repurchased	(9,186)	(39,855)	(4,246)	(17,396)	—	—

Net Increase / (Decrease)	(4,266)	$(18,586)	558	$2,436	13	$134

Class B
Sale of shares	—	$—	9	$35	—	$—
Reinvestment of distributions	2	11	4	17	—	—
Shares repurchased	(44)	(190)	(47)	(192)	—	—

Net Increase / (Decrease)	(42)	$(179)	(34)	$(140)	—	$—

Class C
Sale of shares	237	$1,017	264	$1,077	13	$127
Reinvestment of distributions	34	144	28	116	—	—
Shares repurchased	(182)	(780)	(129)	(512)	—	—

Net Increase / (Decrease)	89	$381	163	$681	13	$127

Class I
Sale of shares	1,420	$6,079	24	$100	130	$1,300
Reinvestment of distributions	12	54	— (1)	1	—	—
Shares repurchased	(94)	(409)	—	—	—	—

Net Increase / (Decrease)	1,338	$5,724	24	$101	130	$1,300

(1)	Amount less than 500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

	Multi-Sector Intermediate Bond Fund				Senior Floating Rate Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	6,732	$75,034	8,003	$85,521	23,426	$231,001	12,281	$117,828
Reinvestment of distributions	991	10,979	732	7,902	1,353	13,312	1,078	10,384
Shares repurchased	(8,226)	(90,501)	(4,516)	(48,226)	(11,539)	(113,636)	(10,387)	(99,529)

Net Increase / (Decrease)	(503)	$(4,488)	4,219	$45,197	13,240	$130,677	2,972	$28,683

Class B
Sale of shares	1	$7	3	$34	—	$—	—	$—
Reinvestment of distributions	41	453	35	375	—	—	—	—
Shares repurchased	(231)	(2,550)	(186)	(1,999)	—	—	—	—

Net Increase / (Decrease)	(189)	$(2,090)	(148)	$(1,590)	—	$—	—	$—

Class C
Sale of shares	2,390	$26,943	3,878	$42,083	10,676	$105,397	2,056	$19,804
Reinvestment of distributions	393	4,385	276	2,996	405	3,992	291	2,806
Shares repurchased	(2,820)	(31,223)	(1,341)	(14,488)	(2,153)	(21,218)	(2,617)	(25,125)

Net Increase / (Decrease)	(37)	$105	2,813	$30,591	8,928	$88,171	(270)	$(2,515)

Class I
Sale of shares	6,255	$69,805	5,681	$61,113	35,281	$347,516	6,486	$62,017
Reinvestment of distributions	329	3,645	162	1,754	694	6,824	280	2,694
Shares repurchased	(5,280)	(58,125)	(1,318)	(14,122)	(6,593)	(64,869)	(4,858)	(46,576)

Net Increase / (Decrease)	1,304	$15,325	4,525	$48,745	29,382	$289,471	1,908	$18,135

	Wealth Masters Fund
	Year Ended September 30, 2013		From inception September 5, 2012 to September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	401	$4,836	10	$104
Reinvestment of distributions	— (1)	2	—	—
Shares repurchased	(18)	(228)	—	—

Net Increase / (Decrease)	383	$4,610	10	$104

Class B
Sale of shares	—	$—	—	$—
Reinvestment of distributions	—	—	—	—
Shares repurchased	—	—	—	—

Net Increase / (Decrease)	—	$—	—	$—

Class C
Sale of shares	129	$1,582	10	$105
Reinvestment of distributions	— (1)	1	—	—
Shares repurchased	(6)	(74)	—	—

Net Increase / (Decrease)	123	$1,509	10	$105

Class I
Sale of shares	3,347	$43,746	80	$800
Reinvestment of distributions	1	12	—	—
Shares repurchased	(17)	(192)	—	—

Net Increase / (Decrease)	3,331	$43,566	80	$800

(1)	Amount less than 500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note 6. Derivative Transactions

($ reported in thousands)

The Bond Fund and Low Volatility Equity Fund invested in derivative instruments during the fiscal period.

The Bond Fund invested in derivative instruments during the reporting period in the form of futures contracts. The primary type of risk associated with a futures contract is interest rate risk. The Fund may utilize futures in an effort to optimize performance by managing interest rate risk. This permits the portfolio manager to assemble the portfolio believed to be the most attractive while mitigating vulnerability to changes in market interest rates. For additional information on futures contracts in which the Fund invested in during the reporting period, refer to Note 2G.

At September 30, 2013, the Bond Fund did not hold futures contracts.

For the fiscal year ended September 30, 2013, the Fund’s average volume of derivative activities is as follows:

Futures Contracts – Sold(1)
$(1,874)

(1)	Notional Amount.

The Low Volatility Equity Fund invested in derivative instruments during the fiscal period in the form of writing index call options and buying call options on VIX futures. The primary risk associated with call options is that selling index call options may limit the Fund’s opportunity to profit from increases in the value of its equity portfolio, and the risk that buying call options may result in the loss of the premium paid for those options. The Fund invested in writing index call options and buying call options on VIX futures are both used as techniques for limiting the volatility of the Fund’s portfolio. For additional information on call options in which the Fund invested in during the reporting period, refer to Note 2G.

Call options	Number of contracts	Premium received
Options outstanding at June 11, 2013	0	$—
Options written	36	9
Options closed	(9)	(3)
Options expired	(18)	(4)
Options exercised	0	0

Options outstanding at September 30, 2013	9	2

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2013:

Statements of Assets and Liabilities			Statements of Operations

Assets: Variation margin for futures contracts(2)	$—		Net realized gain (loss) on futures	$(65)
			Net realized gain (loss) on options	3
Liabilities: Written call options at value	—	(3)	Net change in unrealized appreciation (depreciation) on futures	70
			Net change in unrealized appreciation (depreciation) on written options	2

Net asset (liability) balance	$—	(3)	Total realized and unrealized gain (loss)	$10

(2)	Variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures contracts.

(3)	Amount is less than $500.

Note 7. 10% Shareholders

As of September 30, 2013, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
CA-Tax Exempt Bond Fund	37%	2
Disciplined Equity Style Fund	64	1	*
Disciplined Select Bond Fund	74	1	*
Disciplined Select Country Fund	76	1	*
Herzfeld Fund	10	1	*
Multi-Sector Intermediate Bond Fund	16	1
Senior Floating Rate Fund	37	2
Wealth Masters Fund	79	1	*

*	Includes affiliated shareholder accounts.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2013, the following Fund held securities issued by various companies in specific sectors or countries as detailed below:

Fund	Sector	Percentage of Total Investments
Bond Fund	Financials	27%
Multi-Sector Intermediate Bond Fund	Financials	26
Senior Floating Rate	Consumer Discretionary	25
Wealth Masters Fund	Consumer Discretionary	37

Note 9. Indemnifications

Under the Trust’s organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost		Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bond Fund	$87,001		$1,754	$(2,519)	$(765)
CA Tax-Exempt Bond Fund	46,075		2,364	(1,267)	1,097
Disciplined Equity Style Fund	1,408		178	—	178
Disciplined Select Bond Fund	1,102		—	(50)	(50)
Disciplined Select Country Fund	1,082		127	(1)	126
Herzfeld Fund	9,878		173	(425)	(252)
High Yield Fund	89,112		2,223	(1,432)	791
Low Volatility Equity Fund Securities	1,566		33	—	33
Low Volatility Equity Fund Options	—	(1)	—	—	—
Multi-Sector Intermediate Bond Fund	380,460		9,652	(11,152)	(1,500)
Senior Floating Rate Fund	1,034,220		5,861	(5,097)	764
Wealth Masters Fund	50,687		1,100	(123)	977

(1) Amount less than $500

The Funds have capital loss available to offset future realized capital gains, through the indicated expiration dates shown below:

	2017	2018	No Expiration	Total
Bond Fund	$3,645	$—	$—	$3,645
Disciplined Select Bond Fund	—	—	9	9
High Yield Fund	16,210	9,151	—	25,361
Low Volatility Equity Fund	—	—	6	6

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

For the Period ended September 30, 2013, the following Funds utilized losses deferred in prior years against current year capital gains:

Bond Fund	$3,027
High Yield Fund	634

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30, 2013, the Funds deferred and recognized post-October losses as follows:

Fund	Capital Loss Deferred	Capital Loss Recognized
High Yield Fund	$—	$3,176
Senior Floating Rate Fund	107	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Bond Fund	$51		$—	$—
CA Tax-Exempt Bond Fund	11		932	25
Disciplined Equity Style Fund	100		—	—
Disciplined Select Bond Fund	—	(1)	—	—
Disciplined Select Country Fund	15		—	—
Herzfeld Fund	68		27	—
High Yield Fund	—		—	—
Low Volatility Equity Fund	10		—	—
Multi-Sector Intermediate Bond Fund	2,766		3,568	—
Senior Floating Rate Fund	—		—	—
Wealth Masters Fund	53		2	—

(1) Amount less than $500.

For the period ended September 30, 2013, the CA Tax-Exempt Bond Fund distributed $1,860 of exempt interest dividends.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2013, the Funds recorded reclassifications to increase (decrease) the accounts as listed below ($ reported in thousands):

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Bond Fund	$—	$(111)	$111
CA Tax-Exempt Bond Fund	—	—	—
Disciplined Equity Style Fund	—	—	—
Disciplined Select Bond Fund	—	—	—
Disciplined Select Country Fund	—	—	—
Herzfeld Fund	—	11	(11)
High Yield Fund	(69)	(124)	193
Low Volatility Equity Fund	—	—	—
Multi-Sector Intermediate Bond Fund	—	(657)	657
Senior Floating Rate Fund	—	40	(40)
Wealth Masters Fund	—	—	—

Note 12. Borrowings

($ reported in thousands)

On April 30, 2012, the Senior Floating Rate Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $100,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended September 30, 2013, were $161 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

under the Agreement upon certain circumstances such as an event of default. From October 1, 2012 to September 30, 2013, the average daily borrowings under the Agreement and the weighted daily average interest rate were $20,000 and 1.111%, respectively. At September 30, 2013, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$20,000	1.029%

Note 13. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable.

Restricted securities are illiquid securities as defined above, not registered under the Securities Act of 1933 as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2013, the Funds did not hold any illiquid and restricted Securities.

Note 14. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of AUS No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 15. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Herzfeld Fund, Virtus High Yield Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Senior Floating Rate Fund, Virtus Wealth Masters Fund, Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund, Virtus Disciplined Select Country Fund, and Virtus Low Volatility Equity Fund (the “Funds”), at September 30, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

November 21, 2013

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2013

For the fiscal year ended September 30, 2013, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Bond Fund	—%	—%	$—
CA Tax-Exempt Bond Fund	—	—	934
Disciplined Equity Style Fund	7	9	—
Disciplined Select Bond Fund	—	—	—
Disciplined Select Country Fund	76	—	—
Herzfeld Fund	28	8	27
High Yield Fund	—	—	—
Low Volatility Equity Fund	100	100	—
Multi-Sector Intermediate Bond Fund	—	—	3,579
Senior Floating Rate Fund	—	—	—
Wealth Masters Fund	82	74	2

For federal income tax purposes, 100% of the income dividends paid by the CA Tax-Exempt Bond Fund qualify as exempt-interest dividends.

For the period ended September 30, 2013, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source Income Recognized	Foreign Taxes paid on Foreign Source Income
Disciplined Select Country Fund	$16	$2
Herzfeld Fund	6	2

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

VIRTUS LOW VOLATILITY EQUITY FUND (THE “FUND”)

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and the subadvisory agreement (the “Subadvisory Agreement“ and together with the Advisory Agreement, the “Agreements”) among the Fund, VIA and Rampart Investment Management Company, LLC (“Rampart”), (the “Subadviser”). At an in-person meeting held on June 3-5, 2013, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the establishment of the Agreements, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of each of the Agreements would be in the best interests of the Fund and its shareholders.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadviser; (2) applicable comparative model performance information; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s proposed advisory fee rates with those of a group of other funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or its affiliates from VIA’s or the Subadviser’s relationship with the Fund); (6) possible conflicts of interest; and (7) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund is managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VIA is responsible for the management of the Fund’s investment programs and day-to-day operations and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadviser, including (a) VIA’s ability to select and monitor the subadviser; (b) VIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services expected to be provided by VIA and its affiliates to the Fund; (e) VIA’s expected supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that Virtus Fund Services, LLC, an affiliate of VIA, was expected to serve as administrator and transfer agent and that VP Distributors was expected to serve as distributor to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of its duties with respect to other Virtus Mutual Funds through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as a presentation provided by the Subadviser’s senior portfolio management personnel. With respect to the Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering approval of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Fund.

Investment Performance

Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. The Board reviewed and was satisfied with the model performance information used that was based upon the Funds’ proposed investment strategies.

Management Fees and Total Expenses

The Board considered the fees proposed for advisory services as well as the expected total expense levels of the Fund. Among other data provided, the Board noted that the proposed management fee and total expenses for the Fund were within the range of other funds deemed to be comparable to the Fund by management. The Board noted that the Fund was expected to have an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fee for the Fund would be paid by VIA out of its advisory fee rather than paid separately by the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR

VIRTUS LOW VOLATILITY EQUITY FUND (THE “FUND”)

BY THE BOARD OF TRUSTEES (Continued)

Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the expected size of the Fund and the impact on expenses.

The Board concluded that the proposed advisory and subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the expected profitability of VIA for its management of the Fund, as well as the expected profitability of its affiliates for managing and providing other services to the Fund, such as distribution and administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board concluded that the expected profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services to be rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA should be expected to realize economies of scale as the Fund’s assets grow. The Board noted that expense caps were expected to be implemented for the Fund. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the expected size of the Fund. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the expected size of the Fund to be managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, was expected to receive payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that Virtus Fund Services, LLC also was expected to provide administrative and transfer agency services to the Fund. The Board noted management’s discussion of the fact that there were no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fees to be earned under the Agreements, although there may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the trustees and officers of the Trust as of September 30, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 66 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 2000 50 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 2000 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios) Funds; and Director (since 2013), Virtus Global Funds, PLC.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

(Unaudited)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Senior Vice President (since 2013), Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc. ; and Director (since 2013), Virtus Global Funds, PLC.
Kevin J. Carr YOB: 1954	Senior Vice President (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Executive Vice President since 2013. Senior Vice President 2008-2013.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Director (since 2013), Virtus Global Funds, PLC.

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site http://Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8008	11-13

ANNUAL REPORT

Virtus Multi-Sector Short Term Bond Fund

September 30, 2013

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Multi-Sector Short Term Bond Fund

(“Multi-Sector Short Term Bond Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

The financial markets experienced significant volatility during the 12-month period that ended September 30, 2013. The S&P 500® Index, a benchmark for U.S. equities, gained 19.3% while the Barclays U.S. Aggregate Bond Index, which tracks the U.S. fixed income market, declined 1.7%, and the MSCI All Country World Index (net), a measure of international equities, rose 17.7%.

The bond markets were particularly volatile during the second half of this period. U.S. Treasury yields climbed over the last few months as the market prepared for the Federal Reserve’s tapering of its bond purchases, which never occurred. The 10-year Treasury yield was at

2.6% as of September 30, 2013, compared with 1.7% a year earlier, and, as rates rose, most bond sectors suffered losses.

Despite this recent market unpredictability, there is reason for investors to be cautiously optimistic about the economy. The U.S. economy is showing signs of growth in hiring, consumer spending, and housing and, although China’s recovery remains tenuous, Europe appears to be coming out of its recession. The onus remains on the U.S. government to keep the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2013

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 TO SEPTEMBER 30, 2013

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class T shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class C shares are sold without a sales charge. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 to SEPTEMBER 30, 2013

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*

Multi-Sector Short Term Bond Fund
Actual
Class A	$1,000.00	$995.20	1.00%	$5.00
Class B	1,000.00	992.60	1.50	7.49
Class C	1,000.00	993.90	1.25	6.25
Class T	1,000.00	991.40	1.75	8.74
Class I	1,000.00	996.40	0.75	3.75

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.99	1.00	5.08
Class B	1,000.00	1,017.45	1.50	7.61
Class C	1,000.00	1,018.72	1.25	6.35
Class T	1,000.00	1,016.18	1.75	8.88
Class I	1,000.00	1,021.26	0.75	3.81

*	Expenses are equal to the Fund’s annualized expense ratio which is net of fees waived and expenses reimbursed if any multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS

BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index

The BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI All Country World Index (net)

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emer

PIK (Payment-in-Kind Security)

A bond which pays some or all interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and is not available for direct investment.

4

MULTI-SECTOR SHORT TERM BOND FUND Fund Summary	Ticker Symbols: Class A: NARAX Class B: PBARX Class C: PSTCX Class T: PMSTX Class I: PIMSX

¢	The Fund is diversified and has an investment objective to seek to provide high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 1.84%; Class B shares returned 1.34%; Class C shares returned 1.56%; Class T shares returned 1.06%; and Class I shares returned 2.09%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -1.68%; and the BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index, the Fund’s style-specific index appropriate for comparison, returned 1.93%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

¢	Most fixed income spread sectors (the non-governmental sectors of the fixed income markets) outperformed U.S. Treasuries during the Fund’s fiscal year. The overall economic picture continued to be supportive of spread sectors as growth expectations remained positive but subdued enough to likely keep inflation at low levels and the Fed from raising short-term interest rates in the immediate future. Spread sectors were also supported by an overall improvement in the U.S. macroeconomic environment, positive credit fundamentals, and continued demand for spread product.
¢	Despite the rally, there were periods of volatility during the year as headwinds still exist. Various factors, including uncertainty surrounding the impact of the U.S. presidential elections, the “fiscal cliff,” and the effects of subsequent tax increases and sequestration, resulted in periods of weakness. Despite resolution of these issues, ambiguity remains relative to the Fed’s hint at the possibility of tapering bond purchases by the end of the year (which would mark the beginning of the end of quantitative easing), the looming U.S. debt ceiling debate, and overall global growth concerns.

¢	Over the last 12 months, yields increased across the U.S. Treasury curve and the curve steepened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the fiscal year.

¢	Among fixed income sectors, the Fund’s allocations to corporate high yield securities, high yield bank loans, corporate high quality, asset-backed securities, and non-agency residential mortgage-backed securities were all significant positive contributors to performance for the fiscal year.

¢	During the fiscal year the Fund’s allocation to the non-U.S. dollar sector detracted from performance, as did its higher quality bias in the corporate high yield sector as lower quality securities outperformed.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

MULTI-SECTOR SHORT TERM BOND FUND (Continued)

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The Fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments as of September 30, 2013.
Corporate Bonds	36%
Mortgage-Backed Securities	21
Loan Agreements	16
Asset-Backed Securities	16
Foreign Government Securities	8
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

MULTI-SECTOR SHORT TERM BOND FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	1.84%	8.07%	5.10%	—		—
Class A Shares at POP[3,4]	-0.45	7.58	4.86	—		—
Class B Shares at NAV[2]	1.34	7.53	4.57	—		—
Class B Shares with CDSC[4]	-0.13	7.53	4.57	—		—
Class C Shares at NAV[2]	1.56	7.81	4.85	—		—
Class T Shares at NAV[2] and with CDSC[4]	1.06	7.30	4.31	—		—
Class I Shares at NAV	2.09	8.34	—	6.76%		6/6/08
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.59	4.90	[5]	—
BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index	1.93	5.56	3.84	4.08	[5]	—

Fund Expense Ratios6: A Shares: 1.01%; B Shares: 1.51%; C Shares: 1.26%; T Shares: 1.76%; I Shares: 0.76%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 2% to 0% over a three-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class T shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from Share Class I’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003, for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

7

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.2%
U.S. Treasury Note
0.250%, 4/30/14	$12,800		$12,813
1.375%, 9/30/18	70,000		69,967
2.500%, 8/15/23	20,000		19,806
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $102,567)			102,586
MUNICIPAL BONDS—0.1%
Kentucky—0.1%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	5,868		6,036

Virginia—0.0%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	4,715		3,264
TOTAL MUNICIPAL BONDS (Identified Cost $10,216)			9,300
FOREIGN GOVERNMENT SECURITIES—7.7%
Argentine Republic PIK Interest Capitalization 5.77% Interest, 2.51% Capitalization, 12/31/33(14)	33,322		21,493
Bolivarian Republic of Venezuela
RegS 8.500%, 10/8/14(5)	20,840		20,892
RegS 5.750%, 2/26/16(5)	31,323		28,347
RegS 7.000%, 12/1/18(5)	8,350		7,027
Commonwealth of Australia
Series 125 6.250%, 6/15/14	14,350	AUD	13,745
New South Wales Treasury Corp. Series 17 5.500%, 3/1/17	10,665	AUD	10,695
Commonwealth of Canada 2.000%, 3/1/14	103,515	CAD	100,907

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Commonwealth of New Zealand Series 415, 6.000%, 4/15/15	40,545	NZD	$35,166
Federative Republic of Brazil 12.500%, 1/5/16	92,159	BRL	44,701
Kingdom of Norway Series 21 Treasury Bill, 0.000%, 12/18/13	134,200	NOK	22,243
Mongolia 144A 4.125%, 1/5/18(4)	$16,000		14,680
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	6,151		5,844
Republic of Colombia 12.000%, 10/22/15	27,535,000	COP	16,495
Republic of Indonesia Series FR-30, 10.750%, 5/15/16	132,050,000	IDR	12,319
Republic of Korea Treasury Bond, Series 1312, 3.000%, 12/10/13	36,776,000	KRW	34,249
Republic of Peru 144A 7.840%, 8/12/20(4)	50,140	PEN	20,841
Republic of Portugal Treasury Obligation 4.450%, 6/15/18	9,500	EUR	12,059
Republic of Serbia 144A 5.250%, 11/21/17(4)	8,900		8,878
Republic of South Africa Series R206, 7.500%, 1/15/14	310,470	ZAR	31,108
Republic of Turkey 9.000%, 3/5/14	39,560	TRY	19,691
Russian Federation
144A 7.850%, 3/10/18(4)	1,005,000	RUB	32,134
Series 6204 RUB, 7.500%, 3/15/18	740,650	RUB	23,596
RegS 7.500%, 3/31/30(3)(5)	1,430		1,685
State of Qatar 144A 3.125%, 1/20/17(4)	12,000		12,540

See Notes to Financial Statements

8

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
United Mexican States Series M, 6.000%, 6/18/15	1,096,623	MXN	$86,841
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $670,856)			638,176
MORTGAGE-BACKED SECURITIES—20.9%
Agency—2.0%
FHLMC
6.000%, 8/1/34	$608		671
4.000%, 8/1/42	11,157		11,668
FNMA
5.500%, 1/1/17	106		112
6.000%, 5/1/17	34		36
4.500%, 4/1/18	231		245
5.000%, 10/1/19	677		723
5.500%, 2/1/20	232		244
5.500%, 3/1/20	173		182
5.500%, 3/1/20	22		23
5.500%, 3/1/20	128		134
5.500%, 3/1/20	181		191
5.500%, 4/1/20	337		365
5.000%, 6/1/20	855		914
4.000%, 8/1/25	21,820		23,170
3.000%, 6/1/27	1,687		1,749
2.500%, 5/1/28	21,308		21,479
6.000%, 12/1/32	74		82
5.500%, 2/1/33	114		124
5.500%, 5/1/34	571		621
6.000%, 8/1/34	436		483
6.000%, 10/1/34	321		356
6.000%, 10/1/34	369		403
5.500%, 11/1/34	420		456
5.500%, 11/1/34	153		167
6.000%, 11/1/34	671		733
5.500%, 12/1/34	273		297
5.500%, 1/1/35	456		496
6.000%, 1/1/37	617		673
6.000%, 1/1/37	649		714
5.500%, 7/1/37	10		11
6.000%, 7/1/37	163		178
6.000%, 12/1/37	629		686
6.000%, 4/1/38	436		476
4.500%, 4/1/40	14,944		15,958
5.000%, 7/1/40	5,998		6,527
5.000%, 7/1/40	3,407		3,701
5.000%, 8/1/40	22,361		24,352

	PAR VALUE	VALUE
Agency (continued)
4.000%, 10/1/40	$275	$288
4.000%, 3/1/41	8,347	8,751
4.500%, 5/1/41	9,710	10,386
3.500%, 4/1/42	14,218	14,496
GNMA
6.500%, 7/15/31	14	16
6.500%, 8/15/31	45	51
6.500%, 11/15/31	25	29
6.500%, 2/15/32	25	28
6.500%, 4/15/32	58	65
6.500%, 4/15/32	54	61
2.586%, 4/16/54	9,667	10,219

		163,790

Non-Agency—18.9%
A10 Securitization LLC 13-1, A, 144A 2.400%, 11/15/25(4)	4,925	4,902
ABN AMRO Mortgage Corp. 02-9, M 5.750%, 12/25/32	1,181	1,170
American General Mortgage Loan Trust 09-1, A7, 144A 5.750%, 9/25/48(3)(4)	17,220	17,595
Americold LLC Trust 10-ARTA, A1, 144A 3.847%, 1/14/29(4)	11,149	11,672
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 05-2, B 5.291%, 7/10/43(3)	10,916	11,417
Banc of America Alternative Loan Trust
03-2, CB3 5.750%, 4/25/33	23,003	24,781
03-10, 2A1 6.000%, 12/25/33	4,776	5,115
Banc of America Commercial Mortgage Trust 07-2, A4 5.793%, 4/10/49(3)	14,232	15,933

See Notes to Financial Statements

9

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Banc of America Funding Corp.
04-4, 3A1 4.750%, 10/25/19	$6,007	$6,142
04-B, 2A1 5.452%, 11/20/34(3)	1,331	1,319
06-2, 3A1 6.000%, 3/25/36	4,773	4,759
Banc of America Mortgage Securities, Inc.
04-11, 2A1 5.750%, 1/25/35	3,165	3,247
05-3, 2A2 5.500%, 3/25/35	741	740
05-3, 1A15 5.500%, 4/25/35	3,969	4,060
Bank of America (Merrill Lynch) – Deutsche Bank 12-OSI, A2FX, 144A 3.352%, 4/13/29(4)	19,916	20,533
Bank of America Re-Remic Trust 12-CLRN, E, 144A 3.382%, 8/15/17(3)(4)	7,500	7,546
Bayview Commercial Asset Trust
07-5A, A2, 144A 1.079%, 10/25/37(3)(4)	18,361	17,332
08-1, A2A, 144A 1.179%, 1/25/38(3)(4)	17,330	17,062
08-1, A3, 144A 1.679%, 1/25/38(3)(4)	29,970	26,693
BCAP LLC Trust 06-RR1, PE 5.000%, 11/25/36	3,125	3,122
Bear Stearns Adjustable Rate Mortgage Trust
03-9, 4A1 4.772%, 2/25/34(3)	11,393	11,425
04-10, 14A1 5.137%, 1/25/35(3)	2,748	2,723

	PAR VALUE	VALUE
Non-Agency (continued)
05-8, A3, 144A 5.280%, 8/25/35(3)(4)	$913	$928
Bear Stearns Alternate Loan Trust 05-4, 24A1 2.711%, 5/25/35(3)	19,431	19,382
Bear Stearns Asset Backed Securities Trust 03-AC4. A 5.500%, 9/25/33(3)	10,769	10,955
Bear Stearns Commercial Mortgage Securities, Inc.
06-T22, AM 5.764%, 4/12/38(3)	11,600	12,532
06-PW12, AM 5.895%, 9/11/38(3)	9,250	10,056
06-PW14, AM 5.243%, 12/11/38	10,000	10,889
05-PW10, AM 5.449%, 12/11/40(3)	14,200	15,217
04-PWR3, A4 4.715%, 2/11/41	3,672	3,690
06-PW13, AM 5.582%, 9/11/41(3)	3,272	3,578
04-PWR5, A5 4.978%, 7/11/42(3)	3,925	4,021
07-PW15, RAM 5.363%, 2/11/44	22,100	22,428
07-PW17, A4 5.694%, 6/11/50(3)	21,890	24,644
07-PW18, A4 5.700%, 6/11/50	16,950	19,128
07-PW18, AM 6.084%, 6/11/50(3)	12,400	13,804
Citicorp Mortgage Securities, Inc. 07-1,A1 5.500%, 1/25/22	498	501
Citigroup – Deutsche Bank Commercial Mortgage Trust
05-CD1, AM 5.393%, 7/15/44(3)	6,410	6,891
06-CD2, A4 5.484%, 1/15/46(3)	2,659	2,861

See Notes to Financial Statements

10

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
07-CD4, A4 5.322%, 12/11/49	$8,480	$9,376
Citigroup Commercial Mortgage 2.110%, 1/1/18	6,502	6,530
Countrywide Alternative Loan Trust
04-18CB, 1A1 6.000%, 9/25/34	16,444	17,086
04-36CBC, 2A1 5.500%, 2/25/35	8,513	8,312
Countrywide Home Loan Mortgage Pass-Through-Trust
02-35, 1A2 5.000%, 2/25/18	1,433	1,461
03-4, 1A15 5.500%, 4/25/33	2,731	2,847
03-28, A8 5.500%, 8/25/33	1,356	1,388
04-6, 1A2 2.695%, 5/25/34(3)	2,577	2,537
04-4, A6 5.500%, 5/25/34	1,665	1,719
Credit Suisse Commercial Mortgage Trust
13-IVR3, A2, 144A 3.000%, 5/25/43(3)(4)	6,258	5,801
07-C2, A3 5.542%, 1/15/49(3)	12,995	14,399
Credit Suisse First Boston Mortgage Securities Corp.
03-27, 5A3 5.250%, 11/25/33	3,172	3,208
04-8, 7A1 6.000%, 12/25/34	9,252	9,584
05-11, 8A10 5.500%, 12/25/35	3,721	3,838
04-CF2, 1M1, 144A 5.250%, 1/25/43(3)(4)	3,625	3,929

	PAR VALUE	VALUE
Non-Agency (continued)
Extended Stay America Trust
13-ESH7, A17, 144A 2.295%, 12/5/31(4)	$29,200	$28,733
13-ESH7, A27, 144A 2.958%, 12/5/31(4)	8,340	8,152
GMAC Commercial Mortgage Securities, Inc. 04-C3, A4 4.547%, 12/10/41	886	888
GMAC Mortgage Corp. Loan Trust
03-J7 5.500%, 11/25/33	2,425	2,499
04-AR1, 12A 3.296%, 6/25/34(3)	10,464	10,684
05-AR1, 5A 5.271%, 3/18/35(3)	4,798	4,780
Goldman Sachs Mortgage Securities Corp. II
07-EOP, G, 144A 2.790%, 3/6/20(3)(4)	8,870	8,889
07-EOP, H, 144A 3.300%, 3/6/20(3)(4)	6,238	6,262
07-EOP, J, 144A 4.085%, 3/6/20(3)(4)	6,400	6,420
05-5F, 2A8 5.500%, 6/25/35	2,970	2,987
07-GG10, A4 5.993%, 8/10/45(3)	23,995	26,620
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust
04-GG1, A7 5.317%, 6/10/36(3)	5,662	5,716
07-GG11, A4 5.736%, 12/10/49	13,631	15,314
GSR Mortgage Loan Trust
04-15F, 2A2 5.000%, 12/25/34	3,893	4,003

See Notes to Financial Statements

11

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
05-AR4, 6A1 5.250%, 7/25/35(3)	$8,802	$8,753
07-1F, 2A2 5.500%, 1/25/37	871	820
Heller Financial Commercial Mortgage Asset 00-PH1, G, 144A 6.750%, 1/17/34(4)	1,910	1,995
JPMorgan Chase Commercial Mortgage Securities Trust
13-ALC, A 144A 1.680%, 7/17/26(3)(4)	8,700	8,698
10-CNTR, A1, 144A 3.300%, 8/5/32(4)	12,465	13,058
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	4,550	4,790
04-C1, A3 4.719%, 1/15/38	2,770	2,786
06-LDP7, A4 6.056%, 4/15/45(3)	12,301	13,514
06-LDP7, AM 6.056%, 4/15/45(3)	22,312	24,517
06-LDP9, A3 5.336%, 5/15/47	20,649	22,708
07-LDPX, AM 5.464%, 1/15/49(3)	24,049	24,176
07-LD12, A4 5.882%, 2/15/51(3)	8,029	9,027
JPMorgan Chase Commercial Mortgage SecuritiesTrust 09-IWST, A1, 144A 4.314%, 12/5/27(4)	13,185	14,008
JPMorgan Chase Mortgage Finance Corp. 07-A1, 1A1 2.761%, 2/25/37(3)	3,970	3,979
JPMorgan Chase Mortgage Trust
03-A2, 3A1 2.105%, 11/25/33(3)	8,361	8,246

	PAR VALUE	VALUE
Non-Agency (continued)
04-A4, 2A1 2.463%, 9/25/34(3)	$5,745	$5,797
05-A1, 4A1 3.783%, 2/25/35(3)	1,318	1,326
05-A2, 4A1 5.027%, 4/25/35(3)	1,621	1,601
05-A4, 3A1 2.343%, 7/25/35(3)	9,968	9,882
06-A6, 3A3L 5.132%, 10/25/36(3)	2,171	1,952
JPMorgan Mortgage Trust 06-A4, 3A1 5.222%, 6/25/36(3)	8,467	7,311
Leaf II Receivables Funding LLC 13-1, C, 144A 3.460%, 9/15/21(4)	6,850	6,850
Lehman Brothers – UBS Commercial Mortgage Trust
04-C7, A6 4.786%, 10/15/29(3)	10,536	10,768
06-C3, AM 5.712%, 3/15/39(3)	7,615	8,225
06-C6, A4 5.372%, 9/15/39	13,750	15,120
07-C2, A3 5.430%, 2/15/40	6,495	7,146
07-C6, A4 5.858%, 7/15/40(3)	17,143	18,823
07-C7, A3 5.866%, 9/15/45(3)	11,201	12,535
MASTR Adjustable Rate Mortgages Trust 04-12,3A1 2.685%, 11/25/34(3)	2,956	2,925
MASTR Alternative Loan Trust
04-7, 4A1 4.500%, 7/25/19	6,049	6,196
03-8, 2A1 5.750%, 11/25/33	10,323	10,712
04-6, 10A1 6.000%, 7/25/34	7,916	8,174
04-6, 7A1 6.000%, 7/25/34	7,866	8,075

See Notes to Financial Statements

12

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
05-2, 2A1 6.000%, 1/25/35	$4,834	$4,897
05-2, 1A1 6.500%, 3/25/35	13,078	13,654
MASTR Asset Securitization Trust
04-6, 4A1 5.000%, 7/25/19	1,894	1,965
05-1, 1A1 5.000%, 5/25/20	1,331	1,373
Merrill Lynch – Countrywide Commercial Mortgage Trust
06-3, A4 5.414%, 7/12/46(3)	11,700	12,793
06-4, A3 5.172%, 12/12/49(3)	10,300	11,244
Merrill Lynch Mortgage Investors, Inc. 98-C1, B 6.750%, 11/15/26(3)	10,000	11,599
Merrill Lynch Mortgage Trust 06-C1, AM 5.872%, 5/12/39(3)	7,520	8,143
Morgan Stanley Capital I Trust
06-T23, AM 5.987%, 8/12/41(3)	10,575	11,572
06-IQ12, A4 5.332%, 12/15/43	14,865	16,290
07-IQ14, A4 5.692%, 4/15/49	17,390	19,324
07-IQ14, AM 5.875%, 4/15/49	19,699	20,099
07-LQ14, AMFX 5.877%, 4/15/49	5,000	5,042
07-LQ16, A4 5.809%, 12/12/49	22,735	25,599
Morgan Stanley Mortgage Loan Trust
04-2AR, 3A 2.247%, 2/25/34(3)	2,358	2,297

	PAR VALUE	VALUE
Non-Agency (continued)
04-2AR, 4A 4.485%, 2/25/34(3)	$2,429	$2,458
Motel 6 Trust 12-MTLB, D, 144A 3.781%, 10/5/25(4)	20,790	20,148
Nomura Asset Acceptance Corp.
04-R1, A1, 144A 6.500%, 3/25/34(4)	13,555	14,287
04-R3, A1, 144A 6.500%, 2/25/35(4)	7,939	8,279
05-WF1, 2A2 4.786%, 3/25/35	4,219	4,306
ORES NPL LLC 12-LV1, A, 144A 4.000%, 9/25/44(4)	2,624	2,625
Residential Accredit Loans, Inc. 03-QS6, A4 4.250%, 3/25/33	3,442	3,521
Residential Asset Mortgage Products, Inc.
04-SL2, A3 7.000%, 10/25/31	3,509	3,760
04-SL1, A8 6.500%, 11/25/31	3,852	3,968
04-SL4, A3 6.500%, 7/25/32	2,210	2,286
Residential Asset Securitization Trust
13-LT2, A, 144A 2.833%, 5/22/28(4)	15,043	15,032
03,A11, A9 5.750%, 11/25/33	4,112	4,242
04-A1, A5 5.500%, 4/25/34	16,596	17,573
04-QS8, A6 5.500%, 6/25/34	7,842	8,082
Residential Funding Mortgage Securities I, Inc.
06-S12, 1A1 5.500%, 12/25/21	2,596	2,693
05-S1, 1A2 5.500%, 2/25/35	2,670	2,679
06-S4, A2 6.000%, 4/25/36	1,459	1,365

See Notes to Financial Statements

13

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
S2 Hospitality LLC 12-LV1, A, 144A 4.500%, 4/15/25(4)	$672	$672
SBA Tower Trust 144A 4.254%, 4/15/15(4)	13,535	13,789
Sequoia Mortgage Trust 12-3, A1 3.500%, 7/25/42(3)	667	654
SMA Issuer I LLC 12-LV1, A, 144A 3.500%, 8/20/25(4)	5,950	5,960
Springleaf Mortgage Loan Trust
11-1A, A1, 144A 4.050%, 9/25/41(4)	5,767	5,944
09-1, A6, 144A 5.750%, 9/25/48(4)	13,685	13,726
12-3A, A, 144A 1.570%, 12/25/59(4)	5,073	5,024
Structured Adjustable Rate Mortgage Loan Trust
04-4, 3A4 2.551%, 4/25/34(3)	4,563	4,501
04-4, 3A2 2.551%, 4/25/34(3)	4,481	4,468
Structured Asset Securities Corp Assistance Loan Trust 03-AL1, A, 144A 3.357%, 4/25/31(4)	13,155	12,894
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
02-AL1, A3 3.450%, 2/25/32	6,200	6,117
03-21, 2A2 5.250%, 8/25/33	2,682	2,724
03-33H, 1A1 5.500%, 10/25/33	5,547	5,676

	PAR VALUE	VALUE
Non-Agency (continued)
04-21XS, 2A4A 4.900%, 12/25/34(3)	$1,800	$1,808
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.689%, 1/25/37(3)	1,576	1,545
Wachovia Bank Commercial Mortgage Trust
03-C8, D 5.261%, 11/15/35(3)	5,500	5,513
04-C15, B 4.892%, 10/15/41	14,875	15,346
05-C20, AMFX 5.179%, 7/15/42(3)	11,936	12,677
06-C25, AM 5.915%, 5/15/43(3)	18,625	20,183
06-C25, A4 5.915%, 5/15/43(3)	10,000	10,887
07-C30, A5 5.342%, 12/15/43	39,765	44,001
07-C30, AM 5.383%, 12/15/43	24,070	25,629
07-C31, A4 5.509%, 4/15/47	12,177	13,331
07-31, AM 5.591%, 4/15/47(3)	34,000	36,525
07-C32, A3 5.936%, 6/15/49(3)	17,577	19,567
07-C33, A5 6.123%, 2/15/51(3)	1,265	1,435
Washington Mutual Commercial Mortgage Securities Trust
06-SL1, A, 144A 5.424%, 11/23/43(3)(4)	6,303	6,224
07-SL3, A, 144A 6.104%, 3/23/45(3)(4)	1,177	1,195
Washington Mutual Mortgage Pass-Through Certificates
04-CB1, 5A 5.000%, 6/25/19	2,592	2,673

See Notes to Financial Statements

14

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
03-AR6, A1 2.440%, 6/25/33(3)	$1,602	$1,624
04-CB1, 2A 5.000%, 6/25/34	4,877	5,107
Wells Fargo Mortgage Backed Securities Trust
06-17, A1 5.500%, 11/25/21	326	330
03-G, A1 2.490%, 6/25/33(3)	1,817	1,825
03-J, 5A1 2.554%, 10/25/33(3)	922	920
04-4, A9 5.500%, 5/25/34	3,432	3,572
04-Z, 2A1 2.624%, 12/25/34(3)	11,201	11,310
04-CC, A1 2.618%, 1/25/35(3)	4,578	4,563
05-12, 1A1 5.500%, 11/25/35	8,038	8,147
05-14, 2A1 5.500%, 12/25/35	5,607	5,938
06-6, 1A15 5.750%, 5/25/36	792	783
06-16, A5 5.000%, 11/25/36	2,356	2,422
07-16, 1A1 6.000%, 12/28/37	8,704	9,066
07-AR10, 2A1 6.212%, 1/25/38(3)	6,308	6,228

		1,574,966
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,689,284)		1,738,756
ASSET-BACKED SECURITIES—15.8%
1st Financial Bank U.S.A.
10-C, B, 144A 5.190%, 9/17/18(4)	6,000	6,034
10-D, C, 144A 5.920%, 6/17/19(4)	3,000	3,032
AABS Ltd. 13-1, A 4.875%, 1/10/38(3)	11,955	11,985

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust
10-4, C 2.760%, 5/9/16	$2,833	$2,870
11-1, C 2.850%, 8/8/16	800	816
11-2, C 3.190%, 10/12/16	1,500	1,532
10-4, D 4.200%, 11/8/16	7,700	7,972
11-1, D 4.260%, 2/8/17	11,119	11,591
11-5, D 5.050%, 12/8/17	5,010	5,368
12-1, C 2.670%, 1/8/18	4,625	4,769
12-3, C 2.420%, 5/8/18	16,750	17,002
12-3, D 3.030%, 7/9/18	19,762	20,079
12-4, D 2.680%, 10/9/18	7,150	7,161
13-2, D 2.420%, 5/8/19	20,600	20,176
Ameriquest Mortgage Securities, Inc. 03-10, AF6 5.210%, 11/25/33(3)	2,300	2,392
Asset Backed Funding Certificates 05-AQ1, A6 4.780%, 6/25/35(3)	5,020	5,167
Avis Budget Rental Car Funding LLC
(AESOP) 11-3A, A, 144A 3.410%, 11/20/16(4)	12,848	13,531
(AESOP) 12-3A, A, 144A 2.100%, 3/20/19(4)	23,085	23,028
(AESOP) 13-1A, A, 144A 1.920%, 9/20/19(4)	18,200	17,835
Bayview Financial Acquisition Trust 07-A, 1A2 6.205%, 5/28/37(3)	11,697	12,548

See Notes to Financial Statements

15

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Bayview Financial Mortgage-Pass-Through Trust
06-B, 1A2 5.800%, 4/28/36(3)	$330	$337
06-A, 1A2 5.483%, 2/28/41(3)	220	224
06-A, 1A4 6.087%, 2/28/41(3)	15,978	17,140
Beacon Container Finance LLC 12-1A, A, 144A 3.720%, 9/20/27(4)	11,056	11,102
Bush Truck Leasing LLC 11-44, A, 144A 5.000%, 9/25/18(4)	1,358	1,352
BXG Receivables Note Trust
10-A, A, 144A 5.100%, 3/2/26(4)	3,525	3,668
12-A, A, 144A 2.660%, 12/2/27(4)	7,073	6,989
13-A, A, 144A 3.010%, 12/4/28(4)	12,000	12,066
California Republic Auto Receivables Trust
12-1, B, 144A 1.760%, 1/16/18(4)	13,570	13,476
13-1, B, 144A 2.240%, 1/15/19(4)	11,600	11,620
Capital Auto Receivables Asset Trust 13-1, C 1.740%, 10/22/18	5,425	5,339
CarMax Auto Owner Trust 12-1, B 1.760%, 8/15/17	6,190	6,277
CarNow Auto Receivables Trust
12-1A, B, 144A 3.240%, 3/15/16(4)	1,630	1,636
12-1A, C, 144A 4.940%, 3/15/16(4)	3,750	3,808
13-1A, B, 144A 1.970%, 11/15/17(4)	4,570	4,538
13-1A,C, 144A 2.980%, 11/15/17(4)	7,244	7,202

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Centre Point Funding LLC 12-2A, 1, 144A 2.610%, 8/20/21(4)	$12,296	$12,368
CFC LLC 13-1A, B, 144A 2.750%, 11/15/18(4)	6,740	6,648
Cheesecake Factory Holdings, Inc. 13-1A, A2, 144A 4.474%, 3/20/43(4)	23,934	23,864
CIT Equipment Collateral 12-VT1, D, 144A 4.120%, 10/21/19(4)	10,000	10,013
Citicorp Residential Mortgage Securities, Inc.
07-1, A6 5.702%, 3/25/37(3)	4,346	4,517
07-12,A6 5.953%, 6/25/37(3)	11,001	11,149
07-2, A4 5.953%, 6/25/37(3)	7,000	6,865
CNH Equipment Trust
12-B, A4 1.160%, 6/15/20	10,000	10,043
12-B, B 1.780%, 6/15/20	4,000	4,043
Conseco Financial Corp.
94-1, A5 7.650%, 4/15/19	244	255
01-3, A4 6.910%, 5/1/33(3)	13,824	15,613
Countrywide Asset-Backed Certificates
04-10, AF6 4.485%, 12/25/34(3)	3,291	3,399
04-12, AF6 4.634%, 3/25/35(3)	1,735	1,779
05-1, AF5A 5.497%, 7/25/35(3)	13,600	13,132
05-12, 2A3 5.069%, 2/25/36(3)	3,732	3,871

See Notes to Financial Statements

16

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Cronos Containers Program Ltd. 12-2A, A, 144A 3.810%, 9/18/27(4)	$16,002	$16,156
Direct Capital Funding IV LLC 13-1, D, 144A 4.599%, 10/20/19(4)	3,555	3,542
Dominos Pizza Master Issuer LLC 12-1A, A2, 144A 5.216%, 1/25/42(4)	39,540	42,466
Drug Royalty LP
I 12-1, A2, 144A 5.800%, 7/15/24(4)	5,074	5,207
II 12-1, A1, 144A 4.268%, 1/15/25(3)(4)	6,334	6,429
II 12-1, A2, 144A 4.474%, 1/15/25(4)	12,026	12,087
DSC Floorplan Master Owner Trust 11-1, A, 144A 3.910%, 3/15/16(4)	8,500	8,560
DT Auto Owner Trust
12-1A, C, 144A 3.380%, 10/16/17(4)	9,975	10,026
13-1A, C, 144A 2.730%, 2/15/19(4)	17,775	17,820
144A 3.060%, 9/16/19(4)	17,000	16,997
Exeter Automobile Receivables Trust
12-1A, C, 144A 5.270%, 10/16/17(4)	8,500	8,777
12-2A, C, 144A 3.060%, 7/16/18(4)	8,050	7,891
13-2A, B 144A 3.090%, 7/16/18(4)	17,820	17,915
13-1A, C, 144A 3.520%, 2/15/19(4)	15,000	14,742
13-1A, D, 144A 5.050%, 10/15/19(4)	5,000	4,808
Fairway Outdoor Funding LLC 12-1A, A2, 144A 4.212%, 10/15/42(4)	13,355	13,312

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Global Science Finance S.R.L. 13-1A, A, 144A 2.980%, 4/17/28(4)	$23,671	$22,979
GMAC Mortgage Corp. Loan Trust 06-HLTV, A4 5.810%, 10/25/29	6,498	6,481
Great America Leasing Receivables 13-1, A4, 144A 1.160%, 5/15/18(4)	2,085	2,084
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	16,233	16,125
GSAA Trust 05-1, AF4 5.445%, 11/25/34(3)	949	1,007
Harley-Davidson Motorcycle Trust 10-1, C 2.590%, 4/15/18	8,500	8,602
Hertz Vehicle Financing LLC
09-2A, A2 144A 5.290%, 3/25/16(4)	5,000	5,270
13-1A, A1, 144A 1.120%, 8/25/17(4)	18,325	18,200
11-1A, A2, 144A 3.290%, 3/25/18(4)	12,290	12,958
Hilton Grand Vacations Trust 13-A, A, 144A 2.280%, 1/25/26(4)	9,532	9,544
Huntington Auto Trust 12-2, R, 144A 0.000%, 5/15/19(4)	75,344	3,202
Hyundai Auto Receivables Trust 12-B, C 1.950%, 10/15/18	10,000	10,103
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	4,477	4,502

See Notes to Financial Statements

17

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	$1,359	$1,404
Leaf II Receivables Funding LLC 12-1, D, 144A 4.680%, 9/15/20(4)	5,859	5,772
Lehman Brothers Manufactured Housing Contract Trust 01-B, A3 4.350%, 4/15/40	5,888	6,074
Marriott Vacation Club Owner Trust
12-1A, A 144A 2.510%, 5/20/30(4)	18,677	18,838
10-1A, A 144A 3.540%, 10/20/32(4)	927	959
10-1A, B 144A 4.520%, 10/20/32(4)	1,808	1,891
Master Credit Card Trust 12-2A, A 144A 0.780%, 4/21/17(4)	14,460	14,417
Miramax LLC 11-1A, A 144A 6.250%, 10/20/21(4)	11,888	12,354
MMCA Auto Owner Trust 11-A, B 144A 2.720%, 10/17/16(4)	3,500	3,563
Nations Equipment Finance Funding I LLC
13-1A, B 144A 3.818%, 5/20/21(4)	4,000	3,992
13-1A, C 144A 5.500%, 5/20/21(4)	7,833	7,532
New Century Home Equity Loan Trust 05-A, A4W 5.035%, 8/25/35(3)	18,180	17,201
Orange Lake Timeshare Trust
12-AA, A 144A 3.450%, 3/10/27(4)	7,876	8,101

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
12-AA, B 144A 4.870%, 3/10/27(4)	$741	$758
Popular ABS Mortgage Pass-Through-Trust 05-5, AF3 4.895%, 11/25/35(3)	10,214	10,058
Rental Car Finance Corp. 11-1A, B1 144A 4.380%, 2/25/16(4)	4,000	4,111
Residential Asset Mortgage Products, Inc. 03-RS8, AI7 5.015%, 9/25/33(3)	1,598	1,626
Residential Funding Mortgage Securities II Home Loan Trust
06-HI2, A3 5.790%, 2/25/36	5,991	6,077
06-H11, M1 6.010%, 2/25/36(3)	6,661	6,626
07-HI1, A3 5.720%, 3/25/37	18,394	18,493
Santander Drive Auto Receivables Trust
11-2, B 2.660%, 1/15/16	9,560	9,615
10-B, C 144A 3.020%, 10/17/16(4)	15,530	15,684
12-4, C 2.940%, 12/15/17	5,170	5,272
12-2, D 3.870%, 2/15/18	31,045	32,014
12-6, C 1.940%, 3/15/18	9,645	9,576
12-5, C 2.700%, 8/15/18	4,850	4,881
12-6, D 2.520%, 10/15/18	17,455	17,259
13-1, D 2.270%, 1/15/19	13,305	13,008
13-3, C 1.810%, 4/15/19	15,400	15,130

See Notes to Financial Statements

18

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Security National Mortgage Loan Trust 06-3A, A1 144A 0.459%, 1/25/37(3)(4)	$2,393	$2,331
Sierra Timeshare Receivables Funding, LLC
07-2A, A1 144A 5.370%, 9/20/19(4)	981	986
10-3A, B 144A 4.440%, 11/20/25(4)	5,190	5,333
11-1A, B 144A 4.230%, 4/20/26(4)	5,440	5,585
12-2A, B 144A 3.420%, 3/20/29(4)	6,977	7,066
12-3A, A 144A 1.870%, 8/20/29(4)	11,041	11,044
13-1A, A 144A 1.590%, 11/20/29(4)	10,285	10,256
Silverleaf Finance XV LLC 12-D, A 144A 3.000%, 3/17/25(4)	15,907	16,041
SLM Corp.
12-B, A2 144A 3.480%, 10/15/30(4)	12,000	12,579
12-C, A2 144A 3.310%, 10/15/46(4)	11,700	12,149
SNAAC Auto Receivables Trust 12-1A, A 144A 1.780%, 6/15/16(4)	770	772
Soundview Home Loan Trust 05-OPT4, 2A3 0.439%, 12/25/35(3)	10,824	10,376
Structured Asset Investment Loan Trust 2005-He1 05-HE1, M1 0.649%, 7/25/35(3)	5,700	5,244
Structured Asset Securities Corp.
01-SB1, A2 3.375%, 8/25/31	3,162	3,107
05-S7, A2 144A 0.479%, 12/25/35(3)(4)	7,037	6,717

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
SVO VOI Mortgage Corp.
10-AA, A 144A 3.650%, 7/20/27(4)	$6,408	$6,598
12-AA, A 144A 2.000%, 9/20/29(4)	12,395	12,335
TAL Advantage I LLC
12-1A, A 144A 3.860%, 5/20/27(4)	14,560	14,705
13-1A, A 144A 2.830%, 2/22/38(4)	11,818	11,431
Terwin Mortgage Trust 04-15AL, A1 144A 5.775%, 7/25/34(3)(4)	7,461	7,118
Textainer Marine Containers Ltd. 13-1A, A 144A 3.900%, 9/20/38(4)	20,000	20,164
Tidewater Auto Receivables Trust 12-AA, B 144A 2.430%, 4/15/19(4)	7,488	7,460
Trinity Rail Leasing LP 03-1A, A 144A 5.640%, 10/12/26(4)	4,788	5,250
Trip Rail Master Funding LLC 11-1A, A1A, 144A 4.370%, 7/15/41(4)	15,504	16,385
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/17(4)	23,778	24,937
VFC LLC 13-1, A 144A 3.130%, 3/20/26(4)	9,260	9,274
Volvo Financial Equipment LLLC 13-1A, B 144A 1.240%, 8/15/19(4)	15,835	15,658
Wachovia Asset Securitization Issuance II LLC 07-HE2A, A 144A 0.309%, 7/25/37(3)(4)	12,569	10,659
Westgate Resorts LLC
12-2A, A 144A 3.000%, 1/20/25(4)	1,054	1,056

See Notes to Financial Statements

19

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES (continued)
13-1A, A 144A 2.250%, 8/20/25(4)	$12,683		$12,608
TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,307,428)			1,314,523
CORPORATE BONDS—36.7%
Consumer Discretionary—1.8%
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	14,225	BRL	6,354
Boyd Gaming Corp.
9.125%, 12/1/18	2,425		2,649
9.000%, 7/1/20	5,350		5,832
CCO Holdings LLC 7.375%, 6/1/20	6,700		7,270
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	4,070		4,528
Daimler Finance North America LLC
144A 2.625%, 9/15/16(4)	11,000		11,341
144A 1.875%, 1/11/18(4)	7,100		7,031
Dana Holding Corp. 6.500%, 2/15/19	3,973		4,241
General Motors Co. 144A 3.500%, 10/2/18(4)	8,000		8,020
Hyatt Hotels Corp. 3.875%, 8/15/16	7,000		7,441
Hyundai Motor Manufacturing 144A 4.500%, 4/15/15(4)	6,000		6,259
International Game Technology 7.500%, 6/15/19	1,115		1,304
KOC Holding AS 144A 3.500%, 4/24/20(4)	13,595		11,576
MGM Resorts International 6.750%, 10/1/20	6,500		6,841

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(4)	$4,885	$5,178
ONO Finance II plc 144A 10.875%, 7/15/19(4)	1,035	1,107
Penn National Gaming, Inc. 8.750%, 8/15/19	6,615	7,277
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(4)	4,135	4,269
ServiceMaster Co. 7.000%, 8/15/20	5,755	5,467
Sirius XM Radio, Inc. 144A 4.250%, 5/15/20(4)	20,955	19,645
Toll Brothers Finance Corp. 6.750%, 11/1/19	10,036	11,140
Wyndham Worldwide Corp. 2.500%, 3/1/18	2,960	2,931

		147,701

Consumer Staples—0.4%
Hawk Acquisition Sub, Inc. 144A 4.250%, 10/15/20(4)	20,949	20,032
Sigma Alimentos SA de CV 144A 5.625%, 4/14/18(4)	12,490	13,396

		33,428

Energy—3.4%
Afren plc 144A 11.500%, 2/1/16(4)	4,790	5,520
Alta Mesa Holdings LP 9.625%, 10/15/18	8,150	8,639
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.625%, 8/1/20	8,130	9,024

See Notes to Financial Statements

20

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Energy (continued)
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	$7,271	$7,962
Compagnie Generale de Geophysique-Veritas 7.750%, 5/15/17	2,334	2,407
EP Energy LLC (Everest Acquisition Finance, Inc.) 6.875%, 5/1/19	4,000	4,290
Frontier Oil Corp. 6.875%, 11/15/18	2,550	2,754
Gazprom OAO (Gaz Capital SA)
144A 4.950%, 5/23/16(4)(6)	5,000	5,275
144A 6.212%, 11/22/16(4)	10,405	11,394
144A 8.146%, 4/11/18(4)	2,880	3,337
144A 6.510%, 3/7/22(4)(6)	3,235	3,461
Hercules Offshore, Inc. 144A 7.125%, 4/1/17(4)	7,250	7,748
Kinder Morgan Energy Partners LP 6.850%, 2/15/20	2,545	3,015
Linn Energy LLC 144A 6.750%, 11/1/19(4)	12,500	11,844
Lukoil International Finance BV 144A 6.375%, 11/5/14(4)	4,900	5,168
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(4)	7,500	7,718
MIE Holdings Corp. 144A 9.750%, 5/12/16(4)	2,985	3,075
Petroleos de Venezuela SA
RegS 8.000%, 11/17/13(5)	10,000	10,025

	PAR VALUE	VALUE
Energy (continued)
Series 2014 4.900%, 10/28/14	$16,540	$15,605
RegS 8.500%, 11/2/17(5)	80,300	72,953
Plains Exploration & Production Co. 6.500%, 11/15/20	13,200	14,181
Pride International, Inc. 8.500%, 6/15/19	4,065	5,156
QGOG Constellation SA 144A 6.250%, 11/9/19(4)	7,925	7,549
Quicksilver Resources, Inc. 7.125%, 4/1/16	1,600	1,528
Rosneft Finance SA RegS 7.500%, 7/18/16(5)	13,235	14,790
Rosneft Oil Co. 144A 3.149%, 3/6/17(4)(6)	10,800	10,800
Sabine Pass Liquefaction LLC 144A 5.625%, 2/1/21(4)	8,000	7,870
Sinopec Capital 2013 Ltd. 144A 1.875%, 4/24/18(4)	11,750	11,413
Venoco, Inc. 8.875%, 2/15/19	5,675	5,746
Weatherford International Ltd. 9.625%, 3/1/19	4,110	5,176

		285,423

Financials—18.1%
Abbey National Treasury Services plc 144A 3.875%, 11/10/14(4)	11,599	11,969
ABN AMRO Bank N.V.
144A 3.000%, 1/31/14(4)	9,000	9,067
144A 4.250%, 2/2/17(4)	4,425	4,727

See Notes to Financial Statements

21

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS (continued)
Financials (continued)
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(4)	$5,290		$5,449
Air Lease Corp.
5.625%, 4/1/17	6,370		6,784
4.750%, 3/1/20	16,710		16,418
Aircastle Ltd. 6.250%, 12/1/19	10,400		11,050
Akbank TAS
144A 5.125%, 7/22/15(4)	8,900		9,167
144A 7.500%, 2/5/18(4)	12,140	TRY	5,464
Alfa Bank OJSC (Alfa Bond Issuance plc) RegS 7.875%, 9/25/17(5)(6)	19,275		21,313
Allstate Corp. 6.125%, 5/15/37(3)	4,730		4,931
Ally Financial, Inc. 4.750%, 9/10/18	8,450		8,423
American International Group, Inc.
2.375%, 8/24/15	5,825		5,953
5.850%, 1/16/18	7,300		8,302
3.375%, 8/15/20	10,020		10,028
American Tower Trust I 144A 1.551%, 3/15/18(4)	6,900		6,729
Anglo American Capital plc 144A 9.375%, 4/8/19(4)	1,950		2,442
Associated Banc Corp. 5.125%, 3/28/16	8,635		9,325
Assurant, Inc. 5.625%, 2/15/14	4,060		4,137
Aviation Capital Group Corp. 144A 3.875%, 9/27/16(4)	4,880		4,929
Avis Budget Car Rental LLC 4.875%, 11/15/17	13,470		13,807

	PAR VALUE		VALUE
Financials (continued)
Banco Bradesco SA
144A 4.125%, 5/16/16(4)	$7,000		$7,280
144A 4.500%, 1/12/17(4)	13,000		13,455
Banco Continental SA Via Continental Senior Trustees II Cayman Ltd. 144A 5.750%, 1/18/17(4)(6)	10,000		10,637
Banco de Credito del Peru 144A 4.750%, 3/16/16(4)	14,800		15,466
Banco Santander Brasil SA
144A 4.500%, 4/6/15(4)	7,500		7,669
144A 8.000%, 3/18/16(4)	28,335	BRL	11,826
144A 4.625%, 2/13/17(4)	9,300		9,579
Banco Santander Chile 144A 2.133%, 6/7/18(3)(4)	5,300		5,326
Banco Votorantim SA 144A 5.250%, 2/11/16(4)	10,500		10,815
Bangkok Bank plc 144A 2.750%, 3/27/18(4)	16,550		16,299
Bank of America Corp.
2.000%, 1/11/18	14,905		14,661
5.490%, 3/15/19	2,868		3,130
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	5,810		5,984
Bank of India
144A 3.250%, 4/18/18(4)	24,470		23,381
144A 3.625%, 9/21/18(4)	20,380		19,292
Barclays Bank plc
5.200%, 7/10/14	1,610		1,666
144A 6.050%, 12/4/17(4)	13,130		14,587
144A 5.926%(3)(4)(7)(8)	3,773		3,905

See Notes to Financial Statements

22

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Financials (continued)
BBVA Banco Continental SA 144A 3.250%, 4/8/18(4)	$8,270	$8,084
BioMed Realty LP 3.850%, 4/15/16	9,375	9,831
Brazil Loan Trust 1 144A 5.477%, 7/24/23(4)	21,035	21,613
Capital One Financial Corp. 6.150%, 9/1/16	5,364	5,975
Chubb Corp. (The) 6.375%, 3/29/67(3)	8,205	8,800
Citigroup, Inc.
0.528%, 6/9/16(3)	3,400	3,319
5.500%, 2/15/17	23,460	25,691
2.500%, 9/26/18	10,000	9,947
CNA Financial Corp. 5.850%, 12/15/14	7,575	8,010
CNH Capital LLC 3.625%, 4/15/18	20,225	20,225
Comerica Bank
Series A1 5.700%, 6/1/14	1,900	1,959
4.800%, 5/1/15	1,828	1,923
5.750%, 11/21/16	5,940	6,716
Countrywide Financial Corp. 6.250%, 5/15/16	9,110	10,076
Denali Borrower LLC (Denali Finance Corp.) 144A 5.625%, 10/15/20(4)	5,500	5,349
Discover Bank 8.700%, 11/18/19	1,750	2,214
DNB Bank ASA 144A 3.200%, 4/3/17(4)	24,700	25,890
E*TRADE Financial Corp. 6.375%, 11/15/19	10,155	10,866
Fifth Third Bancorp 4.500%, 6/1/18	6,745	7,293
Fifth Third Bank 4.750%, 2/1/15	750	786

	PAR VALUE	VALUE
Financials (continued)
First Tennessee Bank N.A. 5.650%, 4/1/16	$15,664	$16,883
Ford Motor Credit Co. LLC
4.207%, 4/15/16	10,000	10,600
5.000%, 5/15/18	10,000	10,958
General Electric Capital Corp. 0.646%, 5/5/26(3)	8,000	7,361
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	17,940	18,658
Genworth Holdings, Inc.
7.200%, 2/15/21	5,000	5,770
7.625%, 9/24/21	8,750	10,345
Glen Meadow Pass-Through Trust 144A 6.505%, 2/12/67(4)	10,345	9,621
Goldman Sachs Group, Inc. (The)
5.625%, 1/15/17	14,000	15,424
2.900%, 7/19/18	8,200	8,268
7.500%, 2/15/19	2,451	2,962
HBOS plc 144A 6.750%, 5/21/18(4)	685	761
HCP, Inc.
3.750%, 2/1/16	8,000	8,424
3.750%, 2/1/19	4,940	5,117
Health Care REIT, Inc.
4.700%, 9/15/17	8,565	9,322
4.125%, 4/1/19	4,100	4,319
Healthcare Realty Trust, Inc. 6.500%, 1/17/17	3,000	3,367
Hertz Corp. (The)
144A 4.250%, 4/1/18(4)	3,030	2,992
5.875%, 10/15/20	9,420	9,750
HSBC USA, Inc. 2.625%, 9/24/18	19,485	19,749
Huntington Bancshares, Inc. 7.000%, 12/15/20	3,390	4,018

See Notes to Financial Statements

23

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Financials (continued)
Huntington National Bank (The) 4.900%, 1/15/14	$1,400	$1,411
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%,(3)(4)(7)(8)	13,210	13,887
Hyundai Capital Services, Inc.
144A 6.000%, 5/5/15(4)	4,975	5,310
144A 3.750%, 4/6/16(4)	500	525
144A 2.125%, 10/2/17(4)	2,940	2,933
ICICI Bank RegS 4.700%, 2/21/18(5)	13,000	12,931
ING Bank NV
144A 2.375%, 6/9/14(4)	5,000	5,053
144A 1.375%, 3/7/16(4)	9,000	8,957
ING US, Inc. 2.900%, 2/15/18	25,620	25,730
International Lease Finance Corp.
3.875%, 4/15/18	12,835	12,402
5.875%, 4/1/19	5,800	6,040
Intesa San Paolo SpA 3.125%, 1/15/16	12,190	12,174
iStar Financial, Inc. 4.875%, 7/1/18	12,250	11,944
Jefferies Group, Inc. 5.125%, 4/13/18	6,541	7,020
JPMorgan Chase & Co. 6.125%, 6/27/17	8,850	10,056
Kazkommerts Bank International BV 144A 7.875%, 4/7/14(4)	4,135	4,208
KeyBank N.A.
5.800%, 7/1/14	1,450	1,504
7.413%, 5/6/15	3,000	3,273
4.950%, 9/15/15	1,295	1,384

	PAR VALUE		VALUE
Financials (continued)
Korea Development Bank 144A 3.500%, 8/22/17(4)	$9,750		$10,233
Legg Mason, Inc. 5.500%, 5/21/19	13,868		15,108
Level 3 Financing, Inc. 7.000%, 6/1/20	4,065		4,126
Lincoln National Corp.
8.750%, 7/1/19	15,040		19,493
6.050%, 4/20/67(3)(8)	2,885		2,827
Lukoil International Finance Bv 144A 3.416%, 4/24/18(4)	6,000		5,962
Manufacturers & Traders Trust Co. 5.629%, 12/1/21(3)	5,000		5,130
MetLife, Inc. 6.750%, 6/1/16	910		1,043
Metropolitan Life Global Funding I 144A 1.700%, 6/29/15(4)	13,770		13,957
Michaels FinCo Holdings LLC PIK Interest Capitalization, 144A 7.500%, 8/1/18(4)(13)	6,550		6,665
Morgan Stanley
5.550%, 4/27/17	10,200		11,305
144A 10.090%, 5/3/17(4)	22,595	BRL	9,838
Nationstar Mortgage LLC 6.500%, 8/1/18	7,070		7,141
Nordea Bank AB 144A 2.125%, 1/14/14(4)	5,000		5,025
ORIX Corp. 5.000%, 1/12/16	5,228		5,579
Penske Truck Leasing Co. LP (PTL Finance Corp.) 144A 2.875%, 7/17/18(4)	8,505		8,501

See Notes to Financial Statements

24

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Financials (continued)
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(4)(6)	$14,800	$14,541
PNC Funding Corp. 5.625%, 2/1/17	3,130	3,490
Principal Life Global Funding II 144A 2.250%, 10/15/18(4)	17,000	17,068
Progressive Corp. (The) 6.700%, 6/15/37(3)	2,740	2,932
Prudential Financial, Inc.
4.750%, 9/17/15	4,770	5,118
8.875%, 6/15/38(3)(8)	11,200	13,552
QBE Insurance Group Ltd. 144A 2.400%, 5/1/18(4)	7,750	7,552
Regions Bank 7.500%, 5/15/18	12,001	14,145
Regions Financial Corp. 5.750%, 6/15/15	2,535	2,716
Royal Bank of Scotland Group plc (The) 6.400%, 10/21/19	3,130	3,578
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 6.299%, 5/15/17(4)	2,905	3,110
144A 5.298%, 12/27/17(4)	18,055	18,552
144A 5.100%, 7/25/18(4)(6)	8,750	8,870
Ryder System, Inc. 2.500%, 3/1/17	11,980	12,101
Santander Holdings USA, Inc. 3.000%, 9/24/15	980	1,008
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	8,100	8,215

	PAR VALUE	VALUE
Financials (continued)
Unipersonal 144A 3.781%, 10/7/15(4)	$8,000	$8,160
SBA Tower Trust 144A 2.933%, 12/15/17(4)	13,275	13,378
Sberbank of Russia (Sberbank CapItal SA) 144A 4.950%, 2/7/17(4)(6)	35,165	37,011
144A 5.125%, 10/29/22(4)(6)	9,170	8,553
Schaeffler Holding Finance BV PIK Interest Capitalization, 144A 6.875%, 8/15/18(4)(13)	2,210	2,326
Senior Housing Properties Trust 4.300%, 1/15/16	6,875	7,135
Shinhan Bank
144A 4.375%, 7/27/17(4)	11,700	12,566
144A 1.875%, 7/30/18(4)	1,000	957
Skandinaviska Enskilda Banken AB 144A 1.750%, 3/19/18(4)	6,775	6,637
SLM Corp. 4.625%, 9/25/17	24,805	25,177
Societe Generale S.A.
144A 3.100%, 9/14/15(4)	2,900	3,007
144A 3.500%, 1/15/16(3)(4)	6,895	7,206
Spansion LLC 7.875%, 11/15/17	2,955	3,095
State Street Corp. 4.956%, 3/15/18(8)	5,000	5,502
Sun Merger Sub, Inc. 144A 5.250%, 8/1/18(4)	6,850	7,038
SunTrust Bank, Inc.
6.000%, 9/11/17	4,925	5,640
5.450%, 12/1/17	3,750	4,142
Svenska Handelsbanken AB 3.125%, 7/12/16	10,000	10,483

See Notes to Financial Statements

25

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Financials (continued)
Telecom Italia Capital SA
6.175%, 6/18/14	$3,184	$3,277
7.175%, 6/18/19	2,395	2,634
TMK OAO Via (TMK Capital) SA 144A 6.750%, 4/3/20(4)(6)	12,135	11,559
Turkiye Garanti Bankasi AS 144A 4.000%, 9/13/17(4)	12,500	12,187
Turkiye Is Bankasi 144A 3.750%, 10/10/18(4)	12,630	11,746
Turkiye Vakiflar Bankasi Tao 144A 3.750%, 4/15/18(4)	4,000	3,720
Union Bank NA
1.500%, 9/26/16	2,000	2,010
2.625%, 9/26/18	2,700	2,726
Unum Group 7.125%, 9/30/16	6,620	7,572
Ventas Realty LP (Ventas Capital Corp.)
4.000%, 4/30/19	7,100	7,449
2.700%, 4/1/20	2,948	2,810
Vnesheconombank (VEB Finance plc)
144A 5.375%, 2/13/17(4)	12,915	13,671
144A 5.450%, 11/22/17(4)(6)	3,500	3,723
VTB Bank OJSC (VTB Capital SA)
144A 6.465%, 3/4/15(4)(6)	15,900	16,776
144A 6.000%, 4/12/17(4)(6)	16,175	17,024
Wachovia Corp. 5.625%, 10/15/16	2,500	2,802
Webster Financial Corp. 5.125%, 4/15/14	2,500	2,531
Wells Fargo & Co. 5.125%, 9/15/16	5,000	5,526

	PAR VALUE	VALUE
Financials (continued)
Willis Group Holdings plc 4.125%, 3/15/16	$6,000	$6,302
Willis North America, Inc. 6.200%, 3/28/17	4,960	5,476
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(4)	18,650	16,645
Zions Bancorp
5.650%, 5/15/14	1,775	1,830
4.500%, 3/27/17	8,120	8,528

		1,506,368

Health Care—1.2%
Alere, Inc. 144A 6.500%, 6/15/20(4)	6,175	6,152
Community Health Systems, Inc. (CHS) 5.125%, 8/15/18	9,320	9,506
Express Scripts Holding Co. 3.500%, 11/15/16	10,000	10,586
HCA, Inc. 6.500%, 2/15/20	19,575	21,263
inVentiv Health, Inc. 144A 9.000%, 1/15/18(4)	3,810	3,848
Symbion, Inc. 8.000%, 6/15/16	6,517	6,908
Tenet Healthcare Corp.
4.750%, 6/1/20	9,275	8,974
144A 6.000%, 10/1/20(4)	9,560	9,793
144A 8.125%, 4/1/22(4)	8,265	8,647
Valeant Pharmaceuticals International, Inc. Escrow Corp. 144A 6.750%, 8/15/18(4)	8,590	9,234
Vanguard Health Holding Co. II, LLC (Vanguard Holding Co. II, Inc.) 7.750%, 2/1/19	3,212	3,461

See Notes to Financial Statements

26

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Health Care (continued)
Zoetis, Inc. 144A 1.875%, 2/1/18(4)	$1,975	$1,956

		100,328

Industrials—5.8%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	7,416	6,748
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(4)	9,855	9,510
America West Airlines Pass-Through-Trust
98-1, A 6.870%, 1/2/17	1,917	2,013
99-1, G 7.930%, 1/2/19	8,872	9,493
00-1, G 8.057%, 7/2/20	8,222	8,921
01-1, G 7.100%, 4/2/21	41,273	43,646
American Airlines Pass-Through-Trust 13-1, A 144A 4.000%, 7/15/25(4)	7,721	7,238
American Honda Finance Corp. 144A 6.700%, 10/1/13(4)	4,850	4,850
Atlas Air Pass-Through-Trust
98-1, A 7.380%, 1/2/18	9,772	10,065
99-1, A1 7.200%, 1/2/19	1,914	1,998
00-1, A 8.707%, 1/2/19	4,778	5,065
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	9,846	10,190
British Airways plc 144A 5.625%, 6/20/20(4)	8,863	9,107

	PAR VALUE		VALUE
Industrials (continued)
Continental Airlines Pass-Through-Trust
98-1, A 6.648%, 9/15/17	$4,806		$5,058
97-4, A 6.900%, 1/2/18	5,040		5,292
99-1, A 6.545%, 2/2/19	11,374		12,370
09-2, A 7.250%, 11/10/19	788		891
99-2, C2 6.236%, 3/15/20	14,583		15,932
00-1, A1 8.048%, 11/1/20	7,432		8,435
01-1, A1 6.703%, 6/15/21	13,467		14,410
Delta Air Lines Pass-Through-Trust
11-1, A 5.300%, 4/15/19	10,188		10,901
09-1, A 7.750%, 12/17/19	5,566		6,463
12-1A, 1A 4.750%, 5/7/20	30,744		32,281
Deluxe Corp.
7.000%, 3/15/19	7,490		7,977
6.000%, 11/15/20	2,950		3,053
HD Supply, Inc. 8.125%, 4/15/19	2,935		3,272
Hellenic Railways 5.460%, 1/30/14	16,710	EUR	21,815
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	12,365		13,509
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	25,512		26,313
Odebrecht Finance Ltd. 144A 8.250%, 4/25/18(4)	12,850	BRL	4,811
Parker Hannifin Corp. 5.500%, 5/15/18	7,970		9,151
Rexel SA 144A 5.250%, 6/15/20(4)	15,970		15,651

See Notes to Financial Statements

27

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Industrials (continued)
Sappi Papier Holding GmbH
144A 7.750%, 7/15/17(4)	$12,830	$13,407
144A 8.375%, 6/15/19(4)	7,770	8,149
Spirit Aerosystems, Inc. 7.500%, 10/1/17	6,330	6,607
Toledo Edison Co. (The) 7.250%, 5/1/20	224	272
Transnet SOC Ltd. 144A 4.500%, 2/10/16(4)	9,000	9,283
U.S. Airways Pass-Through-Trust
98-1 6.850%, 1/30/18	4,533	4,737
01-1G 7.076%, 3/20/21	22,956	23,989
11-1 A 7.125%, 10/22/23	7,571	8,309
12-1A 5.900%, 10/1/24	11,479	11,996
UAL Pass-Through-Trust
09-2 9.750%, 1/15/17	24,434	27,793
07-01, A 6.636%, 7/2/22	11,103	11,547
United Rentals North America, Inc. 5.750%, 7/15/18	7,895	8,329

		480,847

Information Technology—0.9%
Ceridian Corp. 144A 11.000%, 3/15/21(4)	280	326
Digicel Ltd. 144A 8.250%, 9/1/17(4)	7,886	8,211
Dun & Bradstreet Corp. (The) 3.250%, 12/1/17	16,800	16,946
EarthLink, Inc.
8.875%, 5/15/19	4,100	3,967

	PAR VALUE	VALUE
Information Technology (continued)
144A 7.375%, 6/1/20(4)	$7,770	$7,615
Equinix, Inc. 4.875%, 4/1/20	8,062	7,860
Fidelity National Financial, Inc. 6.600%, 5/15/17	6,475	7,225
First Data Corp. 11.250%, 3/31/16	15,454	15,531
MDC-GMTN B.V. 144A 3.750%, 4/20/16(4)	4,000	4,216

		71,897

Materials—2.6%
Allegheny Technologies, Inc. 9.375%, 6/1/19	7,245	8,836
Ardagh Packaging Finance plc 144A 7.375%, 10/15/17(4)	8,145	8,746
Calumet Specialty Products Partners LP 9.375%, 5/1/19	8,441	9,306
Cemex SAB de CV 144A 9.500%, 6/15/18(4)	9,754	10,851
CRH America, Inc.
4.125%, 1/15/16	4,000	4,206
8.125%, 7/15/18	4,770	5,808
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(4)(6)	11,920	11,920
FMG Resources Property Ltd.
144A 6.000%, 4/1/17(4)	2,485	2,560
144A 8.250%, 11/1/19(4)	8,600	9,309
Freeport-Mcmoran Copper & Gold, Inc. 144A 2.375%, 3/15/18(4)	9,000	8,700

See Notes to Financial Statements

28

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Materials (continued)
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	$10,280	$10,948
Hexion U.S. Finance Corp.
144A 8.875%, 2/1/18	12,085	12,568
6.625%, 4/15/20	12,240	12,301
Huntsman International LLC 4.875%, 11/15/20	3,910	3,724
International Paper Co. 9.375%, 5/15/19	5,330	7,030
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	16,010	16,090
Reynolds Group Issuer, Inc.
9.000%, 4/15/19	2,730	2,880
5.750%, 10/15/20	12,945	13,058
Sealed Air Corp. 144A 6.500%, 12/1/20(4)	2,355	2,479
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(4)(6)	5,975	6,401
Sinopec Group Overseas Development Ltd. 144A 2.750%, 5/17/17(4)	10,000	10,196
Tronox Finance LLC 144A 6.375%, 8/15/20	10,840	10,786
Turkiye Sise Ve Cam Fabrikalari AS 144A 4.250%, 5/9/20(4)	12,755	11,084
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	13,090	14,432
144A 6.000%, 1/31/19(4)	6,000	5,730

		219,949

	PAR VALUE	VALUE
Telecommunication Services—1.4%
AT&T, Inc. 5.500%, 2/1/18	$11,123	$12,613
Crown Castle Towers LLC
144A 4.523%, 1/15/15(4)	4,925	5,110
144A 3.214%, 8/15/15(4)	4,950	5,049
144A 5.495%, 1/15/17(4)	5,915	6,437
Frontier Communications Corp. 7.125%, 3/15/19	12,200	13,008
Intelsat Luxembourg SA 144A 7.750%, 6/1/21(4)	8,000	8,310
Sprint Communications, Inc. 6.000%, 12/1/16	7,550	8,022
Sprint Corp. 144A 7.250%, 9/15/21(4)	4,080	4,131
Telefonica Emisiones SAU 3.192%, 4/27/18	2,805	2,768
Verizon Communications, Inc.
2.500%, 9/15/16	5,900	6,082
3.650%, 9/14/18	13,800	14,544
Wind Acquisition Finance S.A.
144A 11.750%, 7/15/17(4)	6,425	6,834
144A 7.250%, 2/15/18(4)	7,000	7,280
Windstream Corp. 7.750%, 10/15/20	12,125	12,580

		112,768

Utilities—1.1%
Abu Dhabi National Energy Co. 144A 2.500%, 1/12/18(4)	13,930	13,651

See Notes to Financial Statements

29

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS (continued)
Utilities (continued)
AmeriGas Partners LP (AmeriGas Finance Corp.)
6.250%, 8/20/19	$5,670	$5,897
6.750%, 5/20/20	4,000	4,270
Dayton Power & Light Co. (The) 144A 1.875%, 9/15/16(4)	2,000	2,016
Energy Transfer Partners LP 4.150%, 10/1/20	14,620	15,030
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(4)	14,735	15,233
Korea Electric Power Corp. 144A 5.500%, 7/21/14(4)	3,420	3,538
Korea Gas Corp. 144A 6.000%, 7/15/14(4)	2,000	2,076
Korea Hydro & Nuclear Power Co., Ltd. 144A 3.125%, 9/16/15(4)	1,000	1,033
Korea Western Power Co., Ltd. 144A 3.125%, 5/10/17(4)	9,800	10,032
NRG Energy, Inc.
7.625%, 1/15/18	1,485	1,652
8.500%, 6/15/19	6,050	6,519
PPL WEM Holdings plc 144A 3.900%, 5/1/16(4)	5,495	5,761
State Grid Overseas Investment Ltd. 144A 1.750%, 5/22/18(4)	5,000	4,876

		91,584
TOTAL CORPORATE BONDS
(Identified Cost $3,004,721)		3,050,293

	PAR VALUE	VALUE
LOAN AGREEMENTS(3)—15.9%
Consumer Discretionary—4.1%
Acosta, Inc. Tranche D, 5.000%, 3/2/18	$7,980	$8,008
Acquisitions Cogeco Cable II LP (Atlantic Broadband (Penn) Holdings, Inc.) Tranche B, 3.250%, 11/30/19	4,049	4,015
Affinia Group, Inc. Tranche B-2, 4.750%, 4/25/20	4,648	4,669
Allison Transmission Tranche B-3, 3.750%, 8/23/19	7,677	7,694
Boyd Gaming Corp. Tranche B, 4.000%, 8/14/20	7,563	7,567
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-4, 9.500%, 10/31/16	5,905	5,903
Tranche B-6, 5.429%, 1/28/18	8,164	7,425
Charter Communications Operations LLC
Tranche E, 3.000%, 7/1/20	9,553	9,467
Tranche F, 3.000%, 12/31/20	14,683	14,556
Chrysler Group LLC Tranche B, 4.250%, 5/24/17	8,211	8,285
Clear Channel Communications, Inc. Tranche B, 3.829%, 1/29/16	9,000	8,502
CSC Holdings, Inc. (CSC Holdings, Inc. (Cablevision)) Tranche B, 2.679%, 4/17/20	10,636	10,537

See Notes to Financial Statements

30

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Cumulus Media Holdings, Inc. First Lien, 4.500%, 9/17/18	$9,081		$9,151
Entercom Radio LLC Tranche B-1, 6.000%, 11/23/18	5,174		5,215
Estado de Santa Catarina 4.000%, 12/27/22	15,000		14,190
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) First Lien, 6.500%, 7/31/17	4,808		4,731
Gateway Casinos & Entertainment Ltd. Tranche B, 7.500%, 5/12/16	2,830	CAD	2,751
Hilton Worldwide, Inc. (Hilton Hotels Corp.) Tranche B-2 0.000%, 9/23/20(10)	22,980		22,976
Hubbard Radio LLC Tranche 1, 4.500%, 4/29/19	4,679		4,696
Landry’s, Inc. (Landry’s Restaurant, Inc.) Tranche B, 4.750%, 4/24/18	10,640		10,733
MGM Resorts International (MGM Grand Detroit LLC) Tranche B, 3.500%, 12/20/19	7,207		7,193
Neiman Marcus Group, Inc. (The) 4.000%, 5/16/18	5,134		5,136
Penn National Gaming, Inc. Tranche B, 3.750%, 7/16/18	10,421		10,444
Phillips-Van Heusen Corp. Tranche B, 3.250%, 2/13/20	2,999		2,996

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Radio One, Inc. 7.500%, 3/31/16	$1,880	$1,927
Scientific Games International, Inc. 0.000%, 5/22/20(10)	15,445	15,316
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International LLC) Tranche B, 3.500%, 5/14/20	2,838	2,836
Seminole Tribe of Florida 3.000%, 4/29/20	15,391	15,377
ServiceMaster Co. (The)
Tranche C, 4.250%, 1/31/17	3,970	3,877
Tranche B, 4.440%, 1/31/17	4,200	4,116
Seven Sea Cruises S. DE R.L. Tranche B-1, 4.750%, 12/21/18	5,128	5,179
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	2,237	2,251
SRAM LLC First Lien, 5.250%, 4/10/20	2,103	2,077
Station Casinos LLC Tranche B, 5.000%, 3/2/20	12,505	12,649
Tribune Co. Tranche B, 4.000%, 12/31/19	4,578	4,586
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	8,500	8,744
Univision Communications, Inc.
4.000%, 3/1/20	10,899	10,791
First Lien, 4.500%, 3/1/20	19,900	19,850
Virgin Media Investment Holdings Ltd. Tranche B, 3.500%, 6/8/20	13,968	13,911

See Notes to Financial Statements

31

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
WideOpenWest Finance LLC
Tranche B-1, 4.250%, 7/17/17	$1,207	$1,214
Tranche B, 4.750%, 4/1/19	8,847	8,921
Zuffa LLC 4.500%, 2/25/20	10,923	10,944

		341,406

Consumer Staples—0.8%
AdvancePierre Foods, Inc. First Lien, 5.750%, 7/10/17	211	213
American Rock Salt Co. LLC 5.500%, 4/25/17	10,678	10,684
Aramark Corp. Tranche D, 4.000%, 9/9/19	10,099	10,130
Del Monte Corp. 4.000%, 3/8/18	13,263	13,237
Heinz (H.J.) Co. Tranche B-2, 3.500%, 6/5/20	5,690	5,715
Hostess Brands Acquisition LLC Tranche B, 6.750%, 4/9/20	5,251	5,400
Rite Aid Corp.
Tranche 6, 4.000%, 2/21/20	6,965	6,965
Tranche 1, Second Lien, 5.750%, 8/21/20	720	739
Tranche 2, 4.875%, 6/21/21	14,688	14,766

		67,849

Energy—0.7%
Buffalo Gulf Coast Terminals LLC 5.250%, 10/31/17	3,267	3,299
Chesapeake Energy Corp. 5.750%, 12/2/17	16,495	16,815

	PAR VALUE	VALUE
Energy (continued)
CITGO Petroleum Corp. Tranche C, 9.000%, 6/24/17	$1,880	$1,922
EP Energy LLC (Everest Acquisition LLC)
Tranche B-3, 3.500%, 5/24/18	4,100	4,102
Tranche B-2, 4.500%, 4/30/19	768	769
FTS International, Inc. (Frac Tech International LLC) 8.500%, 5/6/16	11,340	11,153
NGPL Pipeco LLC 6.750%, 9/15/17	6,163	5,526
Quicksilver Reseources. Inc. Second Lien, 7.000%, 6/21/19	8,750	8,444
Samson Investment Co. Second Lien, 6.000%, 9/25/18	8,366	8,391

		60,421

Financials—1.6%
AGFS Funding 0.000%, 9/25/19(10)	6,383	6,396
Altisource Portfolio Solutions S.A.R.L Tranche B, 5.750%, 11/27/19	14,809	14,948
Asurion LLC (Asurion Corp.) Tranche B-1, 4.500%, 5/24/19	10,300	10,224
Capital Automotive LP
Tranche B-1, 4.000%, 4/10/19	3,696	3,707
Second Lien, 6.000%, 4/30/20	429	440
Clipper Acquisitions Corp. 4.000%, 2/6/20	6,330	6,367
iPayment, Inc . 6.750%, 5/8/17	6,546	6,333

See Notes to Financial Statements

32

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Financials (continued)
iStar Financial, Inc.
Tranche A-2, 7.000%, 3/19/17	$3,744	$3,847
4.500%, 10/15/17	13,261	13,314
MIP Delaware LLC Tranche B-1, 4.000%, 3/9/20	1,866	1,877
Nuveen Investments, Inc. Tranche B, Second Lien 6.500%, 2/28/19	10,991	10,950
Realogy Corp.
Extended LOC, 0.030%, 10/10/16	743	749
Tranche B, 4.500%, 3/5/20	17,962	18,099
RPI Finance Trust 4.000%, 11/9/18	10,917	10,957
Springleaf Financial Funding Co. 4.750%, 5/10/17	1,324	1,327
Trans Union LLC 4.250%, 2/8/19	2,786	2,803
Walter Investment Management Corp. Tranche B, 5.750%, 11/28/17	19,868	20,071

		132,409

Health Care—1.9%
Alere, Inc. (IM U.S. Holdings LLC)
Tranche B-1, 4.250%, 6/30/17	2,454	2,470
Tranche B, 4.250%, 6/30/17	1,323	1,332
American Renal Holdings, Inc. Tranche B, First Lien, 4.500%, 8/20/19	9,416	9,345
Aptalis Pharma, Inc. (Axcan Intermediate Holdings, Inc.) Tranche B-1, 5.500%, 2/10/17	3,039	3,046

	PAR VALUE	VALUE
Health Care (continued)
Ardent Medical Services, Inc. First Lien, 6.750%, 7/2/18	$4,339	$4,366
Capsugel Holdings U.S., Inc. 3.500%, 8/1/18	2,720	2,709
Catalent Pharma Solutions, Inc. (Cardinal Health 409, Inc.) Tranche 2, 4.250%, 9/15/17	3,668	3,686
ConvaTec, Inc. 4.000%, 12/22/16	1,389	1,400
DaVita, Inc. Tranche B-2 4.000%, 11/1/19	10,703	10,759
Emdeon, Inc. Tranche B-2, 3.750%, 11/2/18	4,122	4,123
Health Management Associates, Inc. Tranche B, 3.500%, 11/16/18	8,475	8,482
Hologic, Inc. Tranche B, 3.750%, 8/1/19	12,657	12,699
Iasis Healthcare LLC Tranche B-2, 4.500%, 5/3/18	5,819	5,838
InVentiv Health, Inc. (Ventive Health, Inc.) 7.500%, 8/4/16	8,750	8,488
Kinetic Concepts, Inc.
Tranche D-2, 4.000%, 11/4/16	6,737	6,776
Tranche D-1, 4.500%, 5/4/18	1,589	1,599
MedAssets, Inc. Tranche B, 4.000%, 12/13/19	558	560
Quintiles Transnational Corp. Tranche B-2, 4.000%, 6/8/18	4,429	4,447

See Notes to Financial Statements

33

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Health Care (continued)
Rural/Metro Operating Co. LLC First Lien, 5.750%, 6/30/18	$8,765	$8,354
Sheridan Holdings, Inc. First Lien, 4.500%, 6/29/18	8,567	8,601
Surgery Center Holdings, Inc. First Lien 6.000%, 4/11/19	3,590	3,599
U.S. Renal Care, Inc. First Lien, 5.250%, 7/3/19	2,735	2,770
United Surgical Partners International, Inc. Tranche B, 4.750%, 4/3/19	3,798	3,823
Valeant Pharmaceuticals International, Inc. Escrow Corp.
Series D2, Tranche B, 3.750%, 2/13/19	14,090	14,099
Series C2, Tranche B 3.750%, 12/11/19	3,891	3,905
Vanguard Health Holding Company II LLC Tranche B, 3.750%, 1/29/16	5,315	5,321
VWR Funding, Inc.
Tranche B-1, 4.179%, 4/3/17	827	828
4.429%, 4/3/17	3,169	3,174
Warner Chilcott Corp.
Tranche B-1, 5.500%, 3/15/18	1,430	1,433
Tranche B-1, 5.500%, 3/15/18	3,286	3,291

	PAR VALUE	VALUE
Health Care (continued)
(WC Luxco S.A.R.L.) Tranche B-3, 5.500%, 3/15/18	$2,589	$2,593

		153,916

Industrials—1.9%
Aluma Systems, Inc. (Brand Energy & Infrastructure) Tranche 1, 6.250%, 10/23/18	1,859	1,870
American Airlines, Inc. Tranche B, 4.750%, 6/27/19	35,751	35,595
AWAS Finance Luxemborg S.A. Tranche 2012, 3.500%, 7/16/18	10,213	10,252
Brand Energy & Infrastructure Services, Inc. Tranche B-1, First Lien, 6.250%, 10/23/18	7,744	7,791
Brock Holdings Ill, Inc. First Lien, 6.750%, 3/16/17	1,483	1,492
Ceridian Corp. Tranche 2013, 4.429%, 8/14/15	19,564	19,605
CHG Buyer Corp. First Lien, 5.000%, 11/19/19	10,121	10,216
Delta Air Lines, Inc. Tranche B-1, 4.000%, 10/18/18	6,396	6,424
DynCorp International, Inc. 6.750%, 7/7/16	5,616	5,662
Envision Healthcare Corp. (Emergency Medical Services Corp.) 4.000%, 5/25/18	6,748	6,755
HD Supply, Inc. 4.500%, 10/12/17	11,722	11,754
Husky Injection Molding 4.250%, 7/2/18	5,258	5,272

See Notes to Financial Statements

34

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Industrials (continued)
McJunkin Red Man Corp. 7.000%, 11/8/19	$6,983	$7,038
Spirit Aerosystems, Inc. Tranche B 3.750%, 4/18/19	13,790	13,876
Swift Transportation Tranche B-2, 4.000%, 12/21/17	815	819
US Airways, Inc.
Tranche B-2, 3.500%, 11/23/16	6,235	6,252
Tranche B-1, 4.250%, 5/23/19	7,126	7,098
WireCo Worldgroup, Inc. 6.000%, 2/15/17	2,490	2,502

		160,273

Information Technology—2.9%
Activision Blizzard 0.000%, 7/26/20(10)	13,167	13,177
Alcatel-Lucent U.S.A., Inc. 5.750%, 1/30/19	16,190	16,338
Avaya, Inc.
Tranche B-3, 4.762%, 10/26/17	11,071	9,938
Tranche B-5, 8.000%, 3/31/18	2,502	2,376
Blue Coat Systems, Inc.
4.500%, 5/31/19	8,283	8,328
Second Lien 9.500%, 6/28/20	11,569	11,656
BMC Software, Inc. 5.000%, 9/10/20	6,510	6,521
CCC Holdings, Inc. 4.000%, 12/20/19	5,900	5,887
CDW LLC 3.500%, 4/29/20	12,481	12,304
Dell, Inc. 0.000%, 3/24/20(10)	12,940	12,730
Deltek, Inc. First Lien, 5.000%, 10/10/18	9,553	9,591

	PAR VALUE	VALUE
Information Technology (continued)
First Data Corp.
Tranche 2017, 4.180%, 3/24/17	$13,980	$13,881
Tranche 2018, 4.180%, 3/23/18	22,100	21,934
Genpact Ltd. 3.500%, 8/30/19	3,705	3,708
Infor (U.S.), Inc. (Lawson Software, Inc.)
Tranche B-2, 5.250%, 4/5/18	7,358	7,410
Tranche B-3, 3.750%, 6/3/20	4,863	4,827
Information Resources, Inc. (Symphonyiri Group, Inc.) 4.750%, 9/30/20	1,914	1,918
Interactive Data Corp. 3.750%, 2/11/18	5,267	5,251
Kronos, Inc. First Lien, 4.500%, 10/30/19	3,126	3,132
Moneygram International, Inc. 4.250%, 3/27/20	4,662	4,666
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	8,211	8,242
Presidio, Inc. 5.750%, 3/31/17	11,167	11,185
Riverbed Technology, Inc. 4.000%, 12/18/19	3,972	4,010
RP Crown Parent LLC First Lien 6.750%, 12/21/18	12,352	12,464
Sophia LP Tranche B, 4.500%, 7/19/18	6,353	6,392
Spansion LLC 5.250%, 12/13/18	4,220	4,253
SRA International, Inc. 6.500%, 7/20/18	6,905	6,849

See Notes to Financial Statements

35

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Information Technology (continued)
SSI Investments II Ltd. (Skillsoft) 5.000%, 5/26/17	$3,073	$3,091
Wall Street Systems Holdings, Inc. First Lien, 5.750%, 10/25/19	6,506	6,536

		238,595

Materials—0.9%
Air Distribution Technologies, Inc. (QS0001 Corp.) First Lien, 5.000%, 11/9/18	3,845	3,869
Avantor Performance Materials Holdings, Inc. 5.250%, 6/24/17	2,304	2,310
AZ Chem US, Inc. 5.250%, 12/22/17	4,696	4,746
Cyanco Intermediate Corp. 5.500%, 5/1/20	3,596	3,618
Fairmount Minerals Ltd.
Tranche B-2, 4.250%, 6/30/17	4,925	4,958
Tranche B-2, 5.000%, 9/5/19	3,899	3,913
Fortescue Metals Group Ltd. (FMG Resources Ltd.) 2006, 5.250%, 10/18/17	6,998	7,031
Houghton International, Inc. Holding Corp. First Lien, 4.000%, 12/20/19	14,361	14,331
Ineos US Finance LLC 4.000%, 5/4/18	12,574	12,452
Pact Group (USA), Inc. 3.750%, 5/29/20	10,089	9,963

	PAR VALUE	VALUE
Materials (continued)
Reynolds Group Holdings, Inc. 4.750%, 9/28/18	$6,085	$6,109
Tronox Pigments B.V. 4.500%, 3/19/20	3,975	4,003

		77,303

Telecommunication Services—0.9%
Cricket Communications, Inc. Tranche C, 4.750%, 3/8/20	15,362	15,381
Global Tel*link Corp. First Lien, 5.000%, 5/22/20	9,962	9,838
Intelsat Jackson Holding S.A. (Intelsat Jackson Holding Ltd.) Tranche B-1, 4.250%, 4/2/18	13,364	13,414
Level 3 Financing, Inc.
Tranche B-III 2019, 4.000%, 8/1/19	6,319	6,321
Tranche B-II 2019, 4.750%, 8/1/19	9,850	9,859
0.000%, 1/15/20(10)	2,900	2,901
Tranche B, 4.000%, 1/15/20	585	585
West Corp. Tranche B-8, 3.750%, 6/30/18	6,343	6,356
Windstream Corp. Tranche B-4, 3.500%, 1/23/20	5,667	5,663

		70,318

Utilities—0.2%
Calpine Corp. 4.000%, 10/9/19	6,683	6,694
NRG Energy, Inc. 2.750%, 7/1/18	6,818	6,784

See Notes to Financial Statements

36

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
LOAN AGREEMENTS (continued)
Utilities (continued)
Texas Compeptitive Electric Holdings Co. LLC 2017 Extended, 4.766%, 10/10/17	$5,925		$4,000

			17,478
TOTAL LOAN AGREEMENTS
(Identified Cost $1,319,843)			1,319,968

	SHARES
PREFERRED STOCK—0.3%
Financials—0.3%
Ally Financial, Inc. 144A(4) 7%	702		671
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(3)	5,835,000	(11)	5,251
Banco do Brasil S.A. 144A 8.500%(3)(4)	700,000	(11)	777
JPMorgan Chase & Co. Series 1 7.90%(3)	3,360,000	(11)	3,646
Wells Fargo & Co. Series K, 7.98%(3)	16,155,000	(11)	17,770
TOTAL PREFERRED STOCK
(Identified Cost $27,807)			28,115
COMMON STOCKS—0.0%
Financials—0.0%
CIT Group, Inc.(2)	1		—	(12)

Materials—0.0%
Catalyst Paper Corp.	2,284,459		1,348
TOTAL COMMON STOCKS
(Identified Cost $2,850)			1,348
TOTAL LONG TERM INVESTMENTS—98.6%
(Identified Cost $8,135,572)			8,203,065

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.7%
Money Market Mutual Funds—1.7%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	139,165,914	$139,166
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $139,166)		139,166
TOTAL INVESTMENTS—100.3% (Identified Cost $8,274,738)		8,342,231	(1)
Other assets and liabilities, net—(0.3)%		(27,401)

NET ASSETS—100.0%		$8,314,830

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements

37

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2013.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $2,635,190 or 31.7% of net assets.
(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(7)	No contractual maturity date
(8)	Interest payments may be deferred.
(9)	Issuer may elect not to pay interest causing the payment to be forfeited and no longer due. The issuer has not invoked this election since the fund purchased this security.
(10)	This loan will settle after September 30, 2013, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(11)	Value shown as par value.
(12)	Amount less than $500.
(13)	100% of the income received was in cash.
(14)	69.7% of the income received was in cash and 30.3% in PIK.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	75%
Luxembourg	3
Brazil	2
Canada	2
Venezuela	2
Mexico	1
United Kingdom	1
Other	14
Total	100%
† % of total investments as of September 30, 2013

See Notes to Financial Statements

38

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$1,314,523	$—	$1,299,336	$15,187
Corporate Bonds and Notes	3,050,293	—	3,050,293	—
Foreign Government Securities	638,176	—	638,176	—
Loan Agreements	1,319,968	—	1,305,778	14,190
Mortgage-Backed Securities	1,738,756	—	1,738,756	—
Municipal Bonds	9,300	—	9,300	—
U.S. Government Securities	102,586	—	102,586	—
Equity Securities:
Preferred Stocks	28,115	671	27,444	—
Common Stock	1,348	—	1,348	—
Short-Term Investments	139,166	139,166	—	—

Total Investments	$8,342,231	$139,837	$8,173,017	$29,377

Securities with an end of period value of $671 were transferred from level 2 to level 1 since starting to use an exchange price.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities	Corporate Bonds and Notes		Loan Agreements	Common Stocks
Investments in Securities
Balance as of September 30, 2012:	$133	$—	$21	(c)	$—	$112
Accrued discount/(premium)	(36)	(2)	—		(34)	—
Realized gain (loss)	(647)	(4)	69		—	(712)
Change in unrealized appreciation/(depreciation)	(265)	81	921		(2,126)	859
Purchases	31,918	15,567	—		16,350	1
Sales(b)	(1,726)	(455)	(1,011)		—	(260)
Transfers into Level 3(a)	—	—	—		—	—
Transfers from Level 3(a)	—	—	—		—	—

Balance as of September 30, 2013	$29,377	$15,187	$—		$14,190	$— (d)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2013, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Includes internally fair valued security.
(d)	Amount is less than $500.

None of the securities in the table are internally fair valued at September 30, 2013.

See Notes to Financial Statements

39

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$8,342,231
Foreign currency at value(2)	438
Cash	16,153
Receivables
Investment securities sold	109,916
Fund shares sold	51,189
Dividends and interest receivable	69,710
Tax reclaims	19
Prepaid expenses	430
Prepaid trustee retainer	46

Total assets	8,590,132

Liabilities
Payables
Fund shares repurchased	31,383
Investment securities purchased	232,908
Dividend distributions	3,190
Investment advisory fee	3,184
Distribution and service fees	1,998
Administration fee	868
Transfer agent fees and expenses	1,055
Trustees’ fees and expenses	7
Professional fees	46
Other accrued expenses	663

Total liabilities	275,302

Net Assets	$8,314,830

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$8,276,703
Accumulated undistributed net investment income (loss)	(332)
Accumulated undistributed net realized gain (loss)	(28,992)
Net unrealized appreciation (depreciation) on investments	67,451

Net Assets	$8,314,830

Class A
Net asset value (net assets/shares outstanding) per share	$4.85
Maximum offering price per share NAV/(1-2.25%)	$4.96
Shares of beneficial interest outstanding, no par value, unlimited authorization	737,575,516
Net Assets	$3,574,450
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$4.82
Shares of beneficial interest outstanding, no par value, unlimited authorization	533,753
Net Assets	$2,572
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.90
Shares of beneficial interest outstanding, no par value, unlimited authorization	319,794,461
Net Assets	$1,567,725
Class T
Net asset value (net assets/shares outstanding) and offering price per share	$4.89
Shares of beneficial interest outstanding, no par value, unlimited authorization	153,626,748
Net Assets	$751,220
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.85
Shares of beneficial interest outstanding, no par value, unlimited authorization	498,568,598
Net Assets	$2,418,863

(1) Investment in securities at cost	$8,274,738

(2) Foreign currency at cost	$439

See Notes to Financial Statements

40

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

Investment Income
Interest	$358,756
Dividends	647
Foreign taxes withheld	(227)

Total investment income	359,176

Expenses
Investment advisory fees	36,323
Service fees, Class A	8,579
Distribution and service fees, Class B	22
Distribution and service fees, Class C	7,208
Distribution and service fees, Class T	7,496
Administration fees	9,860
Transfer agent fees and expenses	8,594
Registration fees	717
Printing fees and expenses	430
Trustees’ fees and expenses	330
Custodian fees	196
Professional fees	99
Miscellaneous expenses	702

Total expenses	80,556

Net investment income (loss)	278,620

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	15,910
Net realized gain (loss) on foreign currency transactions	(3,098)
Capital gain distributions from underlying funds	— (1)
Net change in unrealized appreciation (depreciation) on investments	(179,753)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(166)

Net gain (loss) on investments	(167,107)

Net increase (decrease) in net assets resulting from operations	$111,513

(1)	Amount is less than $500.

See Notes to Financial Statements

41

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$278,620	$223,198
Net realized gain (loss)	12,812	43,775
Net change in unrealized appreciation (depreciation)	(179,919)	252,207

Increase (decrease) in net assets resulting from operations	111,513	519,180

From Distributions to Shareholders
Net investment income, Class A	(125,014)	(117,018)
Net investment income, Class B	(94)	(178)
Net investment income, Class C	(47,945)	(31,198)
Net investment income, Class T	(21,492)	(22,443)
Net investment income, Class I	(81,834)	(59,595)

Decrease in net assets from distributions to shareholders	(276,379)	(230,432)

From Share Transactions
Sale of shares
Class A (346,749 and 243,732 shares, respectively)	1,710,009	1,174,129
Class B (53 and 55 shares, respectively)	259	263
Class C (221,042 and 124,342 shares, respectively)	1,104,963	608,471
Class T (37,247 and 45,372 shares, respectively)	185,325	220,411
Class I (349,093 and 211,432 shares, respectively)	1,722,724	1,017,729

Reinvestment of distributions
Class A (23,973 and 22,479 shares, respectively)	117,820	108,432
Class B (18 and 33 shares, respectively)	88	157
Class C (9,226 and 5,808 shares, respectively)	45,806	28,350
Class T (2,838 and 2,957 shares, respectively)	14,073	14,392
Class I (11,630 and 7,492 shares, respectively)	57,145	36,212

Shares repurchased
Class A (248,676 and 178,092 shares, respectively)	(1,221,380)	(852,783)
Class B (269 and 551 shares, respectively)	(1,320)	(2,626)
Class C (124,346 and 46,855 shares, respectively)	(617,286)	(227,897)
Class T (27,900 and 19,463 shares, respectively)	(138,155)	(94,472)
Class I (187,385 and 86,490 shares, respectively)	(920,516)	(416,145)

Increase (decrease) in net assets from share transactions	2,059,555	1,614,623

Net increase (decrease) in net assets	1,894,689	1,903,371

Net Assets
Beginning of period	6,420,141	4,516,770

End of period	$8,314,830	$6,420,141

Accumulated undistributed net investment income (loss) at end of period	$(332)	$(519)

See Notes to Financial Statements

42

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End Period	Total Return(1)	Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/12 to 9/30/13	$4.94	0.18	(0.09)	0.09	(0.18)	(0.18)	(0.09)	$4.85	1.84%	$3,574,450	0.99%	3.65%	49%
10/1/11 to 9/30/12	4.67	0.21	0.27	0.48	(0.21)	(0.21)	0.27	4.94	10.58	3,038,093	1.01	4.31	52
10/1/10 to 9/30/11	4.80	0.22	(0.12)	0.10	(0.23)	(0.23)	(0.13)	4.67	2.02	2,463,360	1.05	4.59	35
10/1/09 to 9/30/10	4.54	0.25	0.26	0.51	(0.25)	(0.25)	0.26	4.80	11.65	1,897,491	1.07	5.31	49
10/1/08 to 9/30/09	4.21	0.24	0.35	0.59	(0.26)	(0.26)	0.33	4.54	14.91	1,433,927	1.12	5.93	88

Class B
10/1/12 to 9/30/13	$4.91	0.16	(0.09)	0.07	(0.16)	(0.16)	(0.09)	$4.82	1.34%	$2,572	1.49%	3.17%	49%
10/1/11 to 9/30/12	4.65	0.18	0.27	0.45	(0.19)	(0.19)	0.26	4.91	9.87	3,590	1.51	3.86	52
10/1/10 to 9/30/11	4.78	0.20	(0.12)	0.08	(0.21)	(0.21)	(0.13)	4.65	1.53	5,550	1.55	4.10	35
10/1/09 to 9/30/10	4.52	0.23	0.26	0.49	(0.23)	(0.23)	0.26	4.78	11.16	9,435	1.56	4.86	49
10/1/08 to 9/30/09	4.19	0.22	0.35	0.57	(0.24)	(0.24)	0.33	4.52	14.41	12,753	1.62	5.47	88

Class C
10/1/12 to 9/30/13	$4.99	0.17	(0.09)	0.08	(0.17)	(0.17)	(0.09)	$4.90	1.56%	$1,567,725	1.24%	3.40%	49%
10/1/11 to 9/30/12	4.72	0.20	0.27	0.47	(0.20)	(0.20)	0.27	4.99	10.19	1,067,276	1.27	4.04	52
10/1/10 to 9/30/11	4.85	0.21	(0.12)	0.09	(0.22)	(0.22)	(0.13)	4.72	1.75	616,170	1.30	4.33	35
10/1/09 to 9/30/10	4.58	0.24	0.27	0.51	(0.24)	(0.24)	0.27	4.85	11.49	471,332	1.32	5.04	49
10/1/08 to 9/30/09	4.24	0.23	0.36	0.59	(0.25)	(0.25)	0.34	4.58	14.75	241,339	1.36	5.63	88

Class T
10/1/12 to 9/30/13	$4.98	0.14	(0.09)	0.05	(0.14)	(0.14)	(0.09)	$4.89	1.06%	$751,220	1.74%	2.91%	49%
10/1/11 to 9/30/12	4.71	0.17	0.28	0.45	(0.18)	(0.18)	0.27	4.98	9.67	704,225	1.76	3.56	52
10/1/10 to 9/30/11	4.84	0.19	(0.13)	0.06	(0.19)	(0.19)	(0.13)	4.71	1.24	530,162	1.80	3.84	35
10/1/09 to 9/30/10	4.57	0.21	0.28	0.49	(0.22)	(0.22)	0.27	4.84	10.96	394,183	1.82	4.54	49
10/1/08 to 9/30/09	4.23	0.21	0.36	0.57	(0.23)	(0.23)	0.34	4.57	14.21	219,501	1.86	5.11	88

Class I
10/1/12 to 9/30/13	$4.94	0.19	(0.09)	0.10	(0.19)	(0.19)	(0.09)	$4.85	2.09%	$2,418,863	0.74%	3.90%	49%
10/1/11 to 9/30/12	4.68	0.22	0.27	0.49	(0.23)	(0.23)	0.26	4.94	10.62	1,606,957	0.77	4.55	52
10/1/10 to 9/30/11	4.81	0.23	(0.12)	0.11	(0.24)	(0.24)	(0.13)	4.68	2.28	901,528	0.80	4.83	35
10/1/09 to 9/30/10	4.54	0.26	0.28	0.54	(0.27)	(0.27)	0.27	4.81	12.16	468,264	0.83	5.51	49
10/1/08 to 9/30/09	4.21	0.28	0.32	0.60	(0.27)	(0.27)	0.33	4.54	15.20	20,553	1.03	6.47	88

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

See Notes to Financial Statements

43

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds are offered for sale, of which the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund summary page.

The Fund offers Class A shares, Class C shares, Class T shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions refer to the Trust’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 2.25%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were sold with a CDSC which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold without a sales charge. Class T shares of the Fund are sold with a 1% contingent deferred sales charge, applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and

44

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus Product Management team who previously have been identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade

45

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Short-term notes having a maturity of 60 days or less are valued at amortized cost which approximates market and are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

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VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of a fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

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VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade, often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. All loan agreements currently held by the Funds are assignment loans.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

I.	Credit-linked Notes

The Fund may invest in credit-linked notes, which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit-linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

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VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.55% of the first $1 billion; 0.50% of $1 billion to $2 billion; 0.45% of $2+ billion.

B.	Subadviser

The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Newfleet Asset Management, LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund.

C.	Expense Limitations

The Adviser has voluntarily agreed to limit the Fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed, on an annualized basis the following percentages of the Fund’s average net asset values: 1.10% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares, 1.85% for Class T shares and 0.85% for Class I shares. The Adviser may discontinue these voluntary expense caps at any time. The Fund is currently below its expense cap.

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund for the fiscal year (the “period”) ended September 30, 2013, it retained net commissions of $118 for Class A shares and deferred sales charges of $160, $—(1), $1 and $114 for Class A shares, Class B shares, Class C shares and Class T shares, respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the daily average net assets of each respective class, at the annual rate of 0.25% for Class A shares, 0.75% for Class B shares, 0.50% for Class C shares, and 1.00% for Class T shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Fund’s former Administrator and Transfer Agent, assigned its rights and obligations under the Administration Agreement and Transfer Agency and Service Agreement to Virtus Fund Services, LLC an indirect wholly-owned subsidiary of Virtus. For the period

49

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

of October 1, 2012 to December 31, 2012, VP Distributors LLC served as the Administrator and Transfer Agent to the Fund. For the period of January 1, 2013 to September 30, 2013 Virtus Fund Services LLC, served as Administrator and Transfer Agent to the Fund.

For the period ended September 30, 2013, the Fund incurred administration fees totaling $7,519 which are included in the Statement of Operations.

For the period ended September 30, 2013, the Fund incurred transfer agent fees totaling $8,287 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

At September 30, 2013, Virtus and its affiliates, BMO Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following.

	Shares	Aggregate Net Asset Value
Class C Shares	27,257	$134
Class I Shares	184,291	894

(1)	Amount less than $500.

Note 4. Purchases and Sales of Securities

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2013, were as follows:

Purchases	Sales
$5,462,113	$3,567,118

Purchases and sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2013, were as follows:

Purchases	Sales
$165,179	$201,316

Note 5. 10% Shareholders

As of September 30, 2013, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
19%	1

The shareholder is not affiliated with Virtus.

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The

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VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 7. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable.

Restricted securities are illiquid securities, as defined above not registered under the Securities Act of 1933 (the “1933 Act”), as amended. Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2013, the Fund did not hold any illiquid and restricted securities.

Note 8. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,275,913	$171,009	$(104,691)	$66,318

51

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

The Fund has capital loss carryovers available which may be used to offset future realized capital gains, through the indicated expiration dates shown below:

2018	Total
$28,148	$28,148

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $25,630 in losses deferred in prior years against current year capital gains.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 10. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2013, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(10,661)	$(2,054)	$12,715

Note 11. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar

52

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 12. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

53

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Multi-Sector Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Multi-Sector Short Term Bond Fund (the “Fund”) constituting Virtus Opportunities Trust, hereafter referred to as the “Trust”, at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

November 21, 2013

54

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2013 (Unaudited)

For the fiscal year ended September 30, 2013, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
0%	0%	$—

55

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 66 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 2000 50 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 2000 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

56

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios) Funds; and Director (since 2013), Virtus Global Funds, PLC.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

57

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Senior Vice President (since 2013), Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (since 2013), Virtus Global Funds, PLC.
Kevin J. Carr YOB: 1954	Senior Vice President (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Executive Vice President since 2013. Senior Vice President 2008-2013.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Director (since 2013), Virtus Global Funds, PLC..

58

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services1-800-243-1574

Adviser Consulting Group1-800-243-4361

Telephone Orders1-800-367-5877

Text Telephone1-800-243-1926

Web siteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8010	11-13

ANNUAL REPORT

Virtus Real Estate Securities Fund

September 30, 2013

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Real Estate Securities Fund

(“Real Estate Securities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

The financial markets experienced significant volatility during the 12-month period that ended September 30, 2013. The S&P 500® Index, a benchmark for U.S. equities, gained 19.3% while the Barclays U.S. Aggregate Bond Index, which tracks the U.S. fixed income market, declined 1.7%, and the MSCI All Country World Index (net), a measure of international equities, rose 17.7%.

The bond markets were particularly volatile during the second half of this period. U.S. Treasury yields climbed over the last few months as the market prepared for the Federal Reserve’s tapering of its bond purchases, which never occurred. The 10-year Treasury yield was at

2.6% as of September 30, 2013, compared with 1.7% a year earlier, and, as rates rose, most bond sectors suffered losses.

Despite this recent market unpredictability, there is reason for investors to be cautiously optimistic about the economy. The U.S. economy is showing signs of growth in hiring, consumer spending, and housing and, although China’s recovery remains tenuous, Europe appears to be coming out of its recession. The onus remains on the U.S. government to keep the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

George R. Aylward

President, Virtus Mutual Funds

October 2013

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 TO SEPTEMBER 30, 2013

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Real Estate Securities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 TO SEPTEMBER 30, 2013

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$963.00	1.40%	$6.89
Class B	1,000.00	959.10	2.15	10.56
Class C	1,000.00	959.40	2.15	10.56
Class I	1,000.00	964.00	1.15	5.66

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.40	7.11
Class B	1,000.00	1,014.15	2.15	10.91
Class C	1,000.00	1,014.15	2.15	10.91
Class I	1,000.00	1,019.23	1.15	5.84

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable.

Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

MSCI All Country World Index (net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses or sales charges, and is not available for direct investment.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

4

REAL ESTATE SECURITIES FUND Fund Summary	Ticker Symbols: Class A: PHRAX Class B: PHRBX Class C: PHRCX Class I: PHRIX

¢	The Fund is diversified and has an investment objective of capital appreciation and income with approximately equal emphasis.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 3.70%, Class B shares returned 2.92%, Class C shares returned 2.93% and Class I shares returned 3.96%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the FTSE NAREIT Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned 5.87%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	The Fund’s fiscal year overlapped the final phase of the great secular bull market in U.S. bonds. During this time, outperformance of lower quality real estate equities was prevalent. Within the real estate market, lower quality stocks, which lack rental rate pricing power, as well as high yield stocks and longer-lease duration sectors, which lack organic growth but offered external spread investing, outperformed.

¢	As noted by Green Street Advisors in March 2013, “REITs with characteristics associated with lower quality, i.e., ‘junk REITs,’ have massively outperformed over the last year, and the trend has intensified of late.”

¢	When the Federal Reserve (the “Fed”) signaled in May 2013 that it might taper its monthly bond purchases, bonds sold off in response, and we witnessed a nearly 100-basis point increase in U.S. 10-Year Treasury yields as of the Fund’s fiscal year-end.
¢	Real estate securities, as measured by the FTSE NAREIT Equity REITs Index, outperformed the S&P 500 Index from the start of the Fund’s fiscal year through May 21, the eve of the Fed’s tapering comments, and subsequently underperformed the S&P 500 Index to the Fund’s fiscal year-end.

¢	Once the U.S. bond market shifted, the pendulum tilted to favor higher quality stocks, which can benefit from pricing power in the form of higher rents.

¢	In addition, following the turn in the U.S. bond market, cyclical-oriented equities performed better than defensive equities and fixed income securities were broadly disfavored. Emerging market equities suffered as capital headed for the exits and their currencies came under pressure.

¢	The 10-Year Treasury sell-off period is reminiscent of April 2004, in our view. Back then, when strong payroll data was released for March of that year, the bond market was surprised and sold off. That pressured the REIT space, much like it has done recently, and created a rebalancing opportunity. REITs powered ahead that year and continued to do so as interest rates rose over the next couple of years.

¢	Despite the Fed’s hint at a bond taper back in May, U.S. fiscal policy concerns likely influenced its decision in September to postpone reducing its pace of monthly bond market purchases until the economic visibility improves.

What factors affected the Fund’s performance during its fiscal year?

¢	For the one-year period ending September 30, 2013, the Fund trailed its style-specific benchmark. Given the Fund’s philosophy and style, we would expect the aforementioned lower quality outperformance windows in the fiscal year to present a challenge. Property sector allocation was a positive contributor during the period, while security selection detracted from performance.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

REAL ESTATE SECURITIES FUND (Continued)

¢	Within the U.S., the self storage, lodging, and industrial property sectors demonstrated the best total returns over the last 12 months and manufactured homes, regional malls, and apartments were the laggards.

¢	The most significant individual positive contributor to relative performance during the fiscal year was the Fund’s allocation to, and stock selection within, the self storage property sector. Specifically, its overweight exposure to a mid-cap self storage REIT was the primary driver. The office sector, primarily security selection within, and the industrial sector, primarily due to an overweight allocation to the property sector, were the second and third most positive contributors to the Fund’s relative performance.

¢	The most significant detractor from relative performance during the fiscal year was the Fund’s security selection and overweight allocation to the apartment property sector, followed by the diversified property sector, due to security selection and an underweight allocation, and the regional mall property sector, due to an overweight allocation and security selection.

¢	Going forward, we expect higher quality cash flow growth to play a more meaningful role in driving total returns as internal growth prospects (i.e., occupancy lift and rental rate pricing power) continue to accelerate against a backdrop of fairly limited new supply, and companies remain active with external growth initiatives.

¢	Dividend growth should be supported by the acceleration in cash flow growth, recapitalized balance sheets, and low historical dividend payout ratios.

¢	A favorable supply outlook should allow landlords to increase occupancy and achieve pricing power at a faster rate than they otherwise would in a recovery.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2013.
Regional Malls	19%
Apartments	17
Office	11
Industrial	10
Self Storage	10
Lodging/Resorts	9
Health Care	9
Other (including short-term investments)	15

100%

6

REAL ESTATE SECURITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares at NAV [2]	3.70%	5.30%	9.86%	—	—
Class A Shares at POP [3,4]	-2.27	4.06	9.21	—	—
Class B Shares at NAV [2]	2.92	4.50	9.03	—	—
Class B Shares with CDSC [4]	-1.08	4.50	9.03	—	—
Class C Shares at NAV [2] and with CDSC[4]	2.93	4.51	9.04	—	—
Class I Shares at NAV	3.96	5.56	—	1.83%	12/29/06
S&P 500® Index	19.34	10.02	7.56	4.79[5]	—
FTSE NAREIT Equity REITs Index	5.87	5.75	9.54	1.88[6]	—

Fund Expense Ratios6: A Shares: 1.41%, B Shares: 2.16%, C Shares: 2.16%, I Shares: 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from Share Class I’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, and as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003, for Class A and Class B shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

7

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.4%
REAL ESTATE INVESTMENT TRUSTS—99.4%
DIVERSIFIED—1.6%
Digital Realty Trust, Inc.	241,303	$12,813
Vornado Realty Trust	99,497	8,364

		21,177

HEALTH CARE—8.7%
HCP, Inc.	148,471	6,080
Health Care REIT, Inc.	974,474	60,788
Ventas, Inc.	755,261	46,448

		113,316

INDUSTRIAL/OFFICE—23.6%
Industrial—10.4%
DCT Industrial Trust, Inc.	6,306,297	45,342
Eastgroup Properties, Inc.	108,835	6,444
Prologis, Inc.	2,216,325	83,378

		135,164

Mixed—2.7%
Duke Realty Corp.	617,500	9,534
Liberty Property Trust	730,044	25,990

		35,524

Office—10.5%
Boston Properties, Inc.	580,283	62,032
Kilroy Realty Corp.	1,038,856	51,891
SL Green Realty Corp.	265,077	23,550

		137,473

		308,161

LODGING/RESORTS—8.8%
Host Hotels & Resorts, Inc.	3,435,972	60,714
LaSalle Hotel Properties	1,097,379	31,297
Pebblebrook Hotel Trust	825,092	23,688

		115,699

RESIDENTIAL—18.8%
Apartments—17.3%
American Campus Communities, Inc.	787,617	26,897
AvalonBay Communities, Inc.	449,256	57,096

	SHARES	VALUE

Apartments (continued)
Camden Property Trust	624,400	$38,363
Equity Residential	1,186,691	63,571
Essex Property Trust, Inc.	277,040	40,919

		226,846

Manufactured Homes—1.5%
Equity Lifestyle Properties, Inc.	568,728	19,434

		246,280

RETAIL—27.7%
Regional Malls—19.4%
General Growth Properties, Inc.	3,086,775	59,544
Macerich Co. (The)	920,575	51,957
Simon Property Group, Inc.	959,091	142,166

		253,667

Shopping Centers—8.3%
DDR Corp.	2,088,416	32,809
Kimco Realty Corp.	1,375,075	27,749
Retail Opportunity Investments Corp.	270,000	3,732
Tanger Factory Outlet Centers	1,348,300	44,022

		108,312

		361,979

SELF STORAGE—10.2%
Extra Space Storage, Inc.	957,345	43,798
Public Storage	559,781	89,873

		133,671
TOTAL COMMON STOCKS (Identified Cost $866,826)		1,300,283
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified cost $866,826)		1,300,283

See Notes to Financial Statements

8

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

SHORT-TERM INVESTMENTS—0.3%
Money Market Mutual Funds—0.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	3,430,811	$3,431
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,431)		3,431
TOTAL INVESTMENTS—99.7% (Identified Cost $870,257)		1,303,714	(1)
Other assets and liabilities, net—0.3%		3,863

NET ASSETS—100.0%		$1,307,577

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 7 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,300,283	$1,300,283
Short-term Investments	3,431	3,431

Total Investments	$1,303,714	$1,303,714

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

9

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$1,303,714
Receivables
Investment securities sold	4,787
Fund shares sold	1,946
Dividends and interest receivable	4,135
Prepaid expenses	102
Prepaid trustee retainer	8

Total assets	1,314,692

Liabilities
Payables
Fund shares repurchased	4,764
Investment securities purchased	652
Investment advisory fee	801
Distribution and service fees	211
Administration fee	139
Transfer agent fees and expenses	445
Professional fees	29
Trustees’ fees and expenses	1
Other accrued expenses	73

Total liabilities	7,115

Net Assets	$1,307,577

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$831,653
Accumulated undistributed net investment income (loss)	9
Accumulated undistributed net realized gain (loss)	42,458
Net unrealized appreciation (depreciation) on investments	433,457

Net Assets	$1,307,577

Class A
Net asset value (net assets/shares outstanding) per share	$35.10
Maximum offering price per share NAV/(1-5.75%)	$37.24
Shares of beneficial interest outstanding, no par value, unlimited authorization	21,245,123
Net Assets	$745,631
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$34.62
Shares of beneficial interest outstanding, no par value, unlimited authorization	114,926
Net Assets	$3,978
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$35.04
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,798,285
Net Assets	$63,005
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$35.07
Shares of beneficial interest outstanding, no par value, unlimited authorization	14,112,854
Net Assets	$494,963

(1) Investment in securities at cost	$870,257

See Notes to Financial Statements

10

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

Investment Income
Dividends	$32,727

Total investment income	32,727

Expenses
Investment advisory fees	10,113
Service fees, Class A	2,038
Distribution and service fees, Class B	52
Distribution and service fees, Class C	657
Administration fees	1,750
Transfer agent fees and expenses	3,439
Registration fees	137
Printing fees and expenses	158
Trustees’ fees and expenses	62
Professional fees	36
Custodian fees	27
Miscellaneous expenses	79

Total expenses	18,548

Net investment income (loss)	14,179

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	106,086
Net change in unrealized appreciation (depreciation) on investments	(74,124)

Net gain (loss) on investments	31,962

Net increase (decrease) in net assets resulting from operations	$46,141

See Notes to Financial Statements

11

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$14,179	$8,629
Net realized gain (loss)	106,086	36,859
Net change in unrealized appreciation (depreciation)	(74,124)	266,599

Increase (decrease) in net assets resulting from operations	46,141	312,087

From Distributions to Shareholders
Net investment income, Class A	(7,908)	(7,015)
Net investment income, Class B	(12)	(17)
Net investment income, Class C	(187)	(122)
Net investment income, Class I	(6,061)	(4,844)

Decrease in net assets from distributions to shareholders	(14,168)	(11,998)

From Share Transactions
Sale of shares
Class A (7,236 and 9,636 shares, respectively)	262,310	314,117
Class B (1 and 1 shares, respectively)	42	42
Class C (436 and 335 shares, respectively)	15,736	11,063
Class I (5,443 and 4,347 shares, respectively)	195,788	142,058

Reinvestment of distributions
Class A (210 and 198 shares, respectively)	7,411	6,493
Class B (—(1) and —(1) shares, respectively)	10	14
Class C (4 and 3 shares, respectively)	159	102
Class I (151 and 128 shares, respectively)	5,337	4,194

Shares repurchased
Class A (9,308 and 9,953 shares, respectively)	(334,732)	(319,749)
Class B (87 and 169 shares, respectively)	(3,069)	(5,317)
Class C (427 and 277 shares, respectively)	(15,361)	(8,823)
Class I (3,846 and 4,406 shares, respectively)	(138,028)	(143,728)

Increase (decrease) in net assets from share transactions	(4,397)	466

Net increase (decrease) in net assets	27,576	300,555

Net Assets
Beginning of period	1,280,001	979,446

End of period	$1,307,577	$1,280,001

Accumulated undistributed net investment income (loss) at end of period	$9	$—

(1)	Amount less than $500.

See Notes to Financial Statements

12

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/12 to 9/30/13	$34.19	0.36	0.91	1.27	(0.36)	—	(0.36)	0.91	$35.10	3.70%	$745,631	1.40%	1.00%	30%
10/1/11 to 9/30/12	26.05	0.21	8.24	8.45	(0.31)	—	(0.31)	8.14	34.19	32.49	789,925	1.41	0.67	24
10/1/10 to 9/30/11	26.10	0.11	0.12	0.23	(0.28)	—	(0.28)	(0.05)	26.05	0.82	605,073	1.46	0.39	36
10/1/09 to 9/30/10	20.21	0.32	5.90	6.22	(0.33)	—	(0.33)	5.89	26.10	30.93	576,760	1.48	1.39	35
10/1/08 to 9/30/09	29.19	0.47	(8.99)	(8.52)	(0.46)	—	(0.46)	(8.98)	20.21	-28.61	552,518	1.59	2.88	48

Class B
10/1/12 to 9/30/13	$33.72	0.10	0.89	0.99	(0.09)	—	(0.09)	0.90	$34.62	2.92%	$3,978	2.15%	0.29%	30%
10/1/11 to 9/30/12	25.71	0.02	8.06	8.08	(0.07)	—	(0.07)	8.01	33.72	31.49	6,761	2.16	0.07	24
10/1/10 to 9/30/11	25.76	(0.01)	0.03	0.02	(0.07)	—	(0.07)	(0.05)	25.71	0.03	9,461	2.21	(0.05)	36
10/1/09 to 9/30/10	19.95	0.16	5.81	5.97	(0.16)	—	(0.16)	5.81	25.76	30.01	16,595	2.23	0.70	35
10/1/08 to 9/30/09	28.85	0.35	(8.91)	(8.56)	(0.34)	—	(0.34)	(8.90)	19.95	-29.20	17,648	2.34	2.16	48

Class C
10/1/12 to 9/30/13	$34.14	0.08	0.92	1.00	(0.10)	—	(0.10)	0.90	$35.04	2.93%	$63,005	2.15%	0.23%	30%
10/1/11 to 9/30/12	26.02	(0.03)	8.22	8.19	(0.07)	—	(0.07)	8.12	34.14	31.48	60,941	2.16	(0.10)	24
10/1/10 to 9/30/11	26.06	(0.09)	0.12	0.03	(0.07)	—	(0.07)	(0.04)	26.02	0.08	44,853	2.21	(0.30)	36
10/1/09 to 9/30/10	20.19	0.15	5.88	6.03	(0.16)	—	(0.16)	5.87	26.06	29.95	46,722	2.23	0.65	35
10/1/08 to 9/30/09	29.17	0.35	(8.99)	(8.64)	(0.34)	—	(0.34)	(8.98)	20.19	-29.17	41,818	2.34	2.12	48

Class I
10/1/12 to 9/30/13	$34.16	0.43	0.92	1.35	(0.44)	—	(0.44)	0.91	$35.07	3.96%	$494,963	1.15%	1.21%	30%
10/1/11 to 9/30/12	26.03	0.30	8.22	8.52	(0.39)	—	(0.39)	8.13	34.16	32.80	422,374	1.16	0.93	24
10/1/10 to 9/30/11	26.08	0.19	0.12	0.31	(0.36)	—	(0.36)	(0.05)	26.03	1.08	320,059	1.21	0.65	36
10/1/09 to 9/30/10	20.19	0.38	5.90	6.28	(0.39)	—	(0.39)	5.89	26.08	31.27	306,740	1.23	1.63	35
10/1/08 to 9/30/09	29.17	0.49	(8.97)	(8.48)	(0.50)	—	(0.50)	(8.98)	20.19	-28.45	206,474	1.32	3.00	48

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

See Notes to Financial Statements

13

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds are offered for sale, of which the Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund summary page.

The Fund offers Class A shares, Class C shares and Class I shares for sale. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions, refer to the Trust’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and

14

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus Product Management team who previously have been identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

15

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions which would require recognition in the financial statements. As of September 30, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

16

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

In addition to the net operating expenses that a Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.75% of 1st $1 billion; 0.70% $1+ billion through $2 billion and 0.65% $2+ billion.

B.	Subadviser

The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Duff & Phelps Investment Management Co., an indirect wholly-owned subsidiary of Virtus, is the subadviser to the Fund.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2013, it retained net commissions of $58 for Class A shares and deferred sales charges of $9, $2 and $6 for Class A shares, Class B shares and Class C shares respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the daily net assets of each respective class at the annual rates as follows: 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Fund’s former Administrator and Transfer Agent, assigned its rights and obligations

17

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

under the Administration Agreement and Transfer Agency and Service Agreement to Virtus Fund Services, LLC an indirect wholly-owned subsidiary of Virtus. For the period of October 1, 2012 to December 31, 2012, VP Distributors LLC served as the Administrator and Transfer Agent to the Fund. For the period of January 1, 2013 to September 30, 2013 Virtus Fund Services LLC served as Administrator and Transfer Agent to the Fund.

For the period ended September 30, 2013, the Fund incurred administration fees totaling $1,335 which are included in the Statement of Operations.

For the period ended September 30, 2013, the Fund incurred transfer agent fees totaling $3,256 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2013, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Class I shares	509,251	$17,859

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2013, were as follows:

Purchases	Sales
$417,423	$408,086

There were no purchases or sales of long-term U.S. Government or agency securities.

Note 5. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 6. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

18

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note 7. Federal Income Tax Information

($ reported in thousands)

At September 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$902,025	$412,536	$(10,847)	$401,689

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $25,358 in losses deferred in prior years against current year capital gains.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $9 and undistributed long-term capital gains of $74,227.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 8. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2013, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$(2)	$2

Note 9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, require an entity to

19

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 10. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

20

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Real Estate Securities Fund (the “Fund”) constituting Virtus Opportunities Trust, hereafter referred to as the “Trust”, at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

November 21, 2013

21

VIRTUS REAL ESTATE SECURITIES FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2013 (UNAUDITED)

For the fiscal year ended September 30, 2013, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
0%	0%	$74,227

22

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 66 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 2000 50 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 2000 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

23

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios) Funds; and Director (since 2013), Virtus Global Funds, PLC.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

24

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Senior Vice President (since 2013), Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc. ; and Director (since 2013), Virtus Global Funds, PLC.
Kevin J. Carr YOB: 1954	Senior Vice President (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Executive Vice President since 2013. Senior Vice President 2008-2013.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Director (since 2013), Virtus Global Funds, PLC..

25

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8009	11-13

ANNUAL REPORT

Virtus Foreign Opportunities Fund

September 30, 2013

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Foreign Opportunities Fund

(“Foreign Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

The financial markets experienced significant volatility during the 12-month period that ended September 30, 2013. The S&P 500® Index, a benchmark for U.S. equities, gained 19.3% while the Barclays U.S. Aggregate Bond Index, which tracks the U.S. fixed income market, declined 1.7%, and the MSCI All Country World Index (net), a measure of international equities, rose 17.7%.

The bond markets were particularly volatile during the second half of this period. U.S. Treasury yields climbed over the last few months as the market prepared for the Federal Reserve’s tapering of its bond purchases, which never occurred. The 10-year Treasury yield was at

2.6% as of September 30, 2013, compared with 1.7% a year earlier, and, as rates rose, most bond sectors suffered losses.

Despite this recent market unpredictability, there is reason for investors to be cautiously optimistic about the economy. The U.S. economy is showing signs of growth in hiring, consumer spending, and housing and, although China’s recovery remains tenuous, Europe appears to be coming out of its recession. The onus remains on the U.S. government to keep the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2013

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 TO SEPTEMBER 30, 2013

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Foreign Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 TO SEPTEMBER 30, 2013

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$979.10	1.46%	$7.24
Class C	1,000.00	975.40	2.21	10.94
Class I	1,000.00	980.30	1.21	6.01

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.66	1.46	7.41
Class C	1,000.00	1,013.85	2.21	11.22
Class I	1,000.00	1,018.93	1.21	6.14

*	Expenses are equal to the Fund’s annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis its returns do not reflect any fees, expenses, or sales charges.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (“GDP”)

The market value of all officially recognized final goods and services produced within a country in a given period.

MSCI All Country World Index (net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges and is not available for direct investment.

MSCI EAFE® Index (net)

A free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges and is not available for direct investment.

MSCI Europe Index (net)

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed markets in Europe. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges and is not available for direct investment.

Sponsored American Depositary Receipt (ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (NYSE).

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges and is not available for direct investment.

4

VIRTUS FOREIGN OPPORTUNITIES FUND Fund Summary	Ticker Symbols: Class A: JVIAX Class C: JVICX Class I: JVXIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 7.37%, Class C shares returned 6.56% and Class I shares returned 7.66%. For the same period, the S&P® 500 Index, a broad-based equity index, returned 19.34% and the MSCI EAFE® Index (net), the Fund’s style-specific index appropriate for comparison, returned 23.77%.

All performance figures assume reinvestment of distribution and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

¢	The start of an aggressive quantitative easing program led to a spectacular rise and then fall in the Japanese stock market, accompanied by a falling yen against all the major currencies. Prime Minister Shinzo Abe’s Liberal Democratic Party government announced three sets of initiatives (or “arrows” as they marketed them) that they will use to spur the economy into growth.

¢	In Mexico, the newly elected Institutional Revoluntionary Party government of Enrique Peña Nieto made a strong impact with its ability to draw multi-party support for much needed reforms, including allowing foreign investment into the energy industry, raising Mexico’s low tax collection relative to Gross Domestic Product (“GDP”), and increasing the flexibility of labor laws.

¢	In June, Standard & Poor’s downgraded Brazil’s BBB credit rating outlook to negative from stable on concerns of slow economic growth alongside expansionary fiscal policy.

¢	Greece was lowered by MSCI from developed to emerging market status – the first time MSCI has relegated a developed market country.

¢	Equity markets were strong across most major economies with cyclical stocks and periphery European markets performing well, supported by coincident market indicators, including stable Chinese economic growth and low interest rates across southern Europe.

¢	U.S. outlook began to improve but turned into a “rate normalization” scare following upbeat Fed comments that tested the structural integrity of a number of emerging markets to currency shock, as money that had streamed away from the U.S. and Europe since the 2008-2009 crisis flooded back.

¢	By fiscal year end, most emerging market currencies that had recovered lost ground and short-term rates were pulling back from the emergency measures used by central banks to keep investors from leaving. Focus shifted to the first U.S. government shutdown since 1996.

¢	After persistent disappointing economic data, the eurozone managed in the second quarter of 2013, its first quarter on quarter growth (0.3%) in seven quarters, although it remained negative (-0.5%) against the second quarter of 2012. This positive bump alongside Angela Merkel’s Christian Democratic Union party winning the German elections is regarded as a positive step towards stability. General comfort was also reflected in the market signals of low interest rates across the European periphery with the Spanish and Italian 10-year sovereign rates both ending the quarter around 4.4%. However, we are not comfortable that a return to sustainable growth is close for the eurozone. While GDP numbers appear stable in aggregate for the eurozone, we see little growth ahead. Serious problems remain in the periphery and exports with a strong currency and slowing China could be challenging for exporters such as Germany.

¢	In the second quarter of 2013, year-over-year GDP in Greece fell 4.6%, Spain 1.6%, Portugal 2%,, and Italy 2%. These declines without a quick solution would not matter so much if there was a transfer of wealth mechanism within Europe as there is in the U.S., but there is not. If a country is running a deficit, it needs to borrow or be forced to undergo fiscal consolidation, which further weakens growth in the short term. In addition, European banks

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 4.

5

VIRTUS FOREIGN OPPORTUNITIES FUND (continued)

are shrinking their balance sheets (partly because of the need to improve their leverage ratios), which is another headwind to a return to sustained economic growth.

¢	During the second quarter of 2013, China recorded, GDP growth of 7.5%, a slightly slower rate than the previous year, but still a breakneck pace in a global context.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund’s stock selection in energy, as well as its underweight exposure to the sector, contributed to performance versus the MSCI EAFE® Index (net) during the fiscal year.

¢	The portfolio’s underweight to utilities was also beneficial to results, as the sector underperformed the overall MSCI EAFE® Index (net).

¢	Financial names held in the portfolio dragged down performance versus the MSCI EAFE® Index (net). Our underweight exposure to the sector was also a detractor.

¢	The Fund’s stock selection within materials hurt performance for the year.

¢	Our selection of Hong Kong stocks contributed to relative performance during the period.

¢	The portfolio’s Swiss holdings performed better than those in the MSCI Europe Index (net), contributing to relative performance for the period. Its overweight to the country was also beneficial.

¢	The portfolio’s out-of-index exposure to India detracted from relative results.

¢	The Fund’s underweight to Japanese stocks hurt performance, as the country was one of the top performers in the MSCI EAFE® Index (net).

¢	Absolute contributors: UBS, Valeant Pharmaceuticals, Core Laboratories, Sands China, and HSBC Holdings

¢	Absolute detractors: Newcrest Mining, Goldcorp, Fresnillo, Housing Development Finance Corp., and HDFC Bank

¢	Relative contributors: UBS, Valeant Pharmaceuticals, Sands China, Core Laboratories, and Royal Dutch Shell

¢	Relative detractors: Newcrest Mining, Housing Development Finance Corp., Goldcorp, HDFC Bank, and Fresnillo

Performance Disclosure

Past performance is not indicative of future results. Any performance results portrayed reflect the reinvestment of dividends and other earnings. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

VIRTUS FOREIGN OPPORTUNITIES FUND (continued)

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk.

Asset Allocations

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Consumer Staples	33%
Financials	18
Health Care	10
Industrials	10
Consumer Discretionary	7
Energy	5
Materials	5
Other (includes short-term investments)	12

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares at NAV [2]	7.37%	7.08%	10.07%	—	—
Class A Shares at POP [3,4]	1.20	5.82	9.42	—	—
Class C Shares at NAV [2] and with CDSC [4]	6.56	6.28	—	8.96%	10/10/03
Class I Shares at NAV	7.66	7.38	—	4.54	5/15/06
S&P 500® Index	19.34	10.02	7.56	—[5]	—
MSCI EAFE® Index (net)	23.77	6.35	8.01	—[6]	—

Fund Expense Ratios7: A Shares: 1.45%; C Shares: 2.20%; I Shares: 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The index returned 7.36% for Class C shares and 5.85% for Class I shares since the inception date of the respective share class.
[6]	The index returned 7.35% for Class C shares and 2.22% for Class I shares since the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

8

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—93.9%
Consumer Discretionary—7.4%
Barrat Developments plc (United Kingdom)(2)	3,085,130	$15,413
Domino’s Pizza plc (United Kingdom)	1,942,280	18,363
Hermes International (France)	41,044	14,776
L’Occitane International SA (Hong Kong)	4,627,301	12,081
Luxottica Group SpA (Italy)	214,691	11,420
Paddy Power plc (Ireland)(2)	262,019	21,003
Persimmon plc (United Kingdom)	1,169,921	20,569
Sands China Ltd. (Hong Kong)	3,432,549	21,221

		134,846

Consumer Staples—34.1%
Alimentation Couche Tard, Inc. Class B (Canada)	234,737	14,635
British American Tobacco plc (United Kingdom)	1,835,258	97,349
Diageo plc (United Kingdom)	1,564,323	49,763
Hindustan Unilever Ltd. (India)	1,190,693	11,934
ITC Ltd. (India)	9,070,738	49,320
L’Oreal S.A. (France)	165,171	28,367
Lindt & Spruengli AG (Switzerland)	7,682	31,523
Nestle S.A. Registered Shares (Switzerland)	1,066,689	74,604
Pernod-Ricard S.A. (France)	233,453	28,990
Philip Morris International, Inc. (United States)	1,018,945	88,230
SABMiller plc (United Kingdom)	1,052,000	53,537
Unilever N.V. (Netherlands)	1,937,331	75,364

	SHARES	VALUE

Consumer Staples (continued)
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	7,479,895	$19,578

		623,194

Energy—4.7%
Core Laboratories N.V. (Netherlands)	328,070	55,513
Enbridge, Inc. (Canada)	745,560	31,138

		86,651

Financials—17.9%
Bank of Nova Scotia (Canada)(3)	490,361	28,087
Daito Trust Construction Co., Ltd. (Japan)(3)	213,500	21,308
Housing Development Finance Corp. (India)	4,964,566	60,605
Housing Development Finance Corp. Bank Ltd. (India)	4,748,467	44,982
Housing Development Finance Corp. Bank Ltd. ADR (India)	2,898	89
HSBC Holdings plc (United Kingdom)	3,608,515	39,105
Link REIT (The) (Hong Kong)	3,434,809	16,851
Standard Chartered plc (United Kingdom)	1,476,342	35,397
UBS AG Registered Shares (Switzerland)	3,931,552	80,426

		326,850

Health Care—10.4%
Cie Generale D’optique Essilor International SA (France)	253,293	27,242
Covidien plc (Ireland)	438,300	26,710
CSL Ltd. (Australia)	264,302	15,780
Elekta AB (Sweden)	764,964	12,308
Grifols SA (Spain)	342,595	14,067
Novartis AG Registered Shares (Switzerland)	181,415	13,942
Novo Nordisk A/S Class B (Denmark)	314,945	53,470

See Notes to Financial Statements

9

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Health Care (continued)
Ramsay Health Care Ltd. (Australia)	642,788	$21,713
Roche Holding AG (Switzerland)	16,351	4,410

		189,642

Industrials—9.9%
Bureau Veritas SA (France)	1,782,892	56,199
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	1,151,783	7,982
DKSH Holding AG (Switzerland)	376,380	32,130
Intertek Group plc (United Kingdom)	47,669	2,551
Rolls-Royce Holdings plc (United Kingdom)	1,738,276	31,293
SGS SA Registered Shares (Switzerland)	21,552	51,452

		181,607

Information Technology—3.5%
Accenture plc Class A (Ireland)	319,142	23,502
Cielo SA (Brazil)	532,883	14,429
SAP AG (Germany)	346,421	25,621

		63,552

Materials—5.3%
Fresnillo plc (United Kingdom)	1,931,123	30,419
Goldcorp, Inc. (Canada)	1,452,332	37,787
Newcrest Mining Ltd. (Australia)	2,027,754	22,133
Silver Wheaton Corp. (Canada)	246,460	6,106

		96,445

Telecommunication Services—0.7%
Advanced Info Service PCL (Thailand)	439,800	3,585

	SHARES	VALUE

Telecommunication Services (continued)
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	46,848,466	$8,497

		12,082
TOTAL COMMON STOCKS (Identified Cost $1,380,975)		1,714,869
TOTAL LONG TERM INVESTMENTS—93.9%
(Identified cost $1,380,975)		1,714,869
SHORT-TERM INVESTMENTS—6.4%
Money Market Mutual Funds—6.4%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	116,009,956	116,010
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $116,010)		116,010
SECURITIES LENDING COLLATERAL—1.6%
INVESCO Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.070%)(4)	29,761,877	29,762
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $29,762)		29,762
TOTAL INVESTMENTS—101.9% (Identified Cost $1,526,747)		1,860,641	(1)
Other assets and liabilities, net—(1.9)%		(34,563)

NET ASSETS—100.0%		$1,826,078

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United Kingdom	21%
Switzerland	16
United States	13
India	9
France	8
Netherlands	7
Canada	6
Other	20
Total	100%

†	% of total investments as of September 30, 2013

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,714,869	$1,714,869
Securities Lending Collateral	29,762	29,762
Short-Term Investments	116,010	116,010

Total Investments	$1,860,641	$1,860,641

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

11

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(3)	$1,860,641
Foreign currency at value(2)	717
Receivables
Investment securities sold	1,419
Fund shares sold	15,582
Dividends and interest receivable	5,528
Tax reclaims	2,069
Prepaid expenses	86
Prepaid trustee retainer	10

Total assets	1,886,052

Liabilities
Payables
Fund shares repurchased	5,881
Investment securities purchased	21,984
Collateral on securities loaned	29,762
Investment advisory fee	1,238
Distribution and service fees	219
Administration fee	186
Transfer agent fees and expenses	469
Professional fees	41
Trustees’ fees and expenses	2
Other accrued expenses	192

Total liabilities	59,974

Net Assets	$1,826,078

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,702,812
Accumulated undistributed net investment income (loss)	5,953
Accumulated undistributed net realized gain (loss)	(216,733)
Net unrealized appreciation (depreciation) on investments	334,046

Net Assets	$1,826,078

Class A
Net asset value (net assets/shares outstanding) per share	$27.01
Maximum offering price per share NAV/(1-5.75%)	$28.66
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	25,030,818
Net Assets	$676,149
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$26.82
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	3,789,695
Net Assets	$101,655
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$27.03
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	38,781,790
Net Assets	$1,048,274

(1) Investment in securities at cost	$1,526,747

(2) Foreign currency at cost	725

(3) Market value of securities on loan	28,314

See Notes to Financial Statements

12

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

Investment Income
Dividends	$35,905
Security lending	50
Foreign taxes withheld	(1,611)

Total investment income	34,344

Expenses
Investment advisory fees	12,823
Service fees, Class A	1,422
Distribution and service fees, Class C	798
Administration fees	1,921
Transfer agent fees and expenses	2,667
Registration fees	168
Printing fees and expenses	138
Custodian fees	306
Professional fees	69
Trustees’ fees and expenses	64
Miscellaneous expenses	100

Total expenses	20,476

Net investment income (loss)	13,868

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	42,861
Net realized gain (loss) on foreign currency transactions	(488)
Net change in unrealized appreciation (depreciation) on investments	32,625
Net change in unrealized appreciation (depreciation) on foreign currency translation	169

Net gain (loss) on investments	75,167

Net increase (decrease) in net assets resulting from operations	$89,035

See Notes to Financial Statements

13

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$13,868	$14,245
Net realized gain (loss)	42,373	111,601
Net change in unrealized appreciation (depreciation)	32,794	104,734

Increase (decrease) in net assets resulting from operations	89,035	230,580

From Distributions to Shareholders
Net investment income, Class A	(5,285)	(6,356)
Net investment income, Class C	(251)	(218)
Net investment income, Class I	(10,346)	(14,928)

Decrease in net assets from distributions to shareholders	(15,882)	(21,502)

From Share Transactions
Sale of shares
Class A (15,519 and 4,161 shares, respectively)	416,080	98,265
Class C (2,026 and 374 shares, respectively)	54,362	8,914
Class I (24,364 and 11,066 shares, respectively)	656,205	259,528

Reinvestment of distributions
Class A (186 and 262 shares, respectively)	4,866	5,769
Class C (8 and 8 shares, respectively)	200	171
Class I (349 and 602 shares, respectively)	9,111	13,255

Shares repurchased
Class A (6,336 and 5,403 shares, respectively)	(170,133)	(123,580)
Class C (406 and 443 shares, respectively)	(10,783)	(10,199)
Class I (12,390 and 13,179 shares, respectively)	(332,731)	(312,001)

Increase (decrease) in net assets from share transactions	627,177	(59,878)

Net increase (decrease) in net assets	700,330	149,200

Net Assets
Beginning of period	1,125,748	976,548

End of period	$1,826,078	$1,125,748

Accumulated undistributed net investment income (loss) at end of period	$5,953	$8,455

See Notes to Financial Statements

14

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/12 to 9/30/13	$25.42	0.23	1.63	1.86	(0.27)	—	(0.27)	1.59	$27.01		7.37%	$676,149	1.46%	0.85%	29%
10/1/11 to 9/30/12	20.83	0.27	4.73	5.00	(0.41)	—	(0.41)	4.59	25.42		24.34	398,166	1.45	1.16	47
10/1/10 to 9/30/11	22.06	0.34	(1.23)	(0.89)	(0.34)	—	(0.34)	(1.23)	20.83		–4.15	346,594	1.47	1.48	31
10/1/09 to 9/30/10	19.40	0.37	2.54	2.91	(0.25)	—	(0.25)	2.66	22.06		15.34	493,214	1.47	1.82	34
10/1/08 to 9/30/09	20.54	0.34	(1.29)	(0.95)	(0.18)	(0.01)	(0.19)	(1.14)	19.40		–4.41	505,009	1.48	2.09	63

Class C
10/1/12 to 9/30/13	$25.27	0.03	1.62	1.65	(0.10)	—	(0.10)	1.55	$26.82		6.56%	$101,655	2.21%	0.10%	29%
10/1/11 to 9/30/12	20.57	0.10	4.70	4.80	(0.10)	—	(0.10)	4.70	25.27		23.43	54,634	2.20	0.42	47
10/1/10 to 9/30/11	21.81	0.17	(1.22)	(1.05)	(0.19)	—	(0.19)	(1.24)	20.57		–4.85	45,742	2.22	0.74	31
10/1/09 to 9/30/10	19.21	0.21	2.52	2.73	(0.13)	—	(0.13)	2.60	21.81		14.42	64,480	2.22	1.04	34
10/1/08 to 9/30/09	20.27	0.22	(1.27)	(1.05)	—	(0.01)	(0.01)	(1.06)	19.21		–5.18	70,201	2.23	1.33	63

Class I
10/1/12 to 9/30/13	$25.43	0.28	1.66	1.94	(0.34)	—	(0.34)	1.60	$27.03		7.66%	$1,048,274	1.21%	1.04%	29%
10/1/11 to 9/30/12	20.89	0.34	4.72	5.06	(0.52)	—	(0.52)	4.54	25.43		24.64	672,948	1.20	1.46	47
10/1/10 to 9/30/11	22.12	0.42	(1.26)	(0.84)	(0.39)	—	(0.39)	(1.23)	20.89	–	3.88	584,212	1.22	1.83	31
10/1/09 to 9/30/10	19.45	0.42	2.54	2.96	(0.29)	—	(0.29)	2.67	22.12		15.60	623,222	1.22	2.08	34
10/1/08 to 9/30/09	20.58	0.40	(1.28)	(0.88)	(0.24)	(0.01)	(0.25)	(1.13)	19.45		–4.03	554,974	1.23	2.42	63

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

See Notes to Financial Statements

15

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds are offered for sale, of which the Foreign Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page.

The Fund offers Class A shares, Class C shares and Class I shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus Product Management team who previously have been

16

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

17

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

18

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2013, the Fund had securities on loan with a market value of $28,314 and cash collateral of $29,762.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.85% of 1st $2 billion; 0.80% $2+ billion through $4 billion; and 0.75% $4+ billion.

B.	Subadviser

The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Vontobel Asset Management, Inc. is the subadviser to the Fund.

19

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2013, it retained net commissions of $116 for Class A shares and deferred sales charges of $5 for Class A shares and $13 for Class C shares.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25% and Class C shares 1.00%. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Fund’s former Administrator and Transfer Agent, assigned its rights and obligations under the Administration Agreement and Transfer Agency and Service Agreement to Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus. For the period of October 1, 2012 to December 31, 2012, VP Distributors LLC, served as the Administrator and Transfer Agent to the Fund. For the period of January 1, 2013 to September 30, 2013 Virtus Fund Services LLC, served as the Administrator and Transfer Agent to the Fund.

For the period ended September 30, 2013, the Fund incurred administration fees totaling $1,465 which are included in the Statement of Operations.

For the period ended September 30, 2013, the Fund incurred transfer agent fees totaling $2,474 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2013, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Class A shares	672	$18
Class I shares	342,936	9,270

20

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2013, were as follows:

Purchases	Sales
$954,599	$412,949

There were no purchases or sales of long-term U.S. Government and agency securities.

Note 5. 10% Shareholders

As of September 30, 2013, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
26%	2

The shareholders are not affiliated with Virtus.

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2013, the Fund held securities issued by various companies in the consumer staples sector, representing 33% of the total investments of the Fund.

Note 7. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

21

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,539,562	$367,263	$(46,184)	$321,079

The Fund has capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

2018	Total
$203,918	$203,918

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized losses of $46,147, deferred in prior years against current year capital gains.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $5,953 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

22

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENT (Continued)

SEPTEMBER 30, 2013

Note 9. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2013, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(488)	$488

Note 10. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 11. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Foreign Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Foreign Opportunities Fund (the “Fund”) constituting Virtus Opportunities Trust, hereafter referred to as the “Trust”, at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

November 21, 2013

24

VIRTUS FOREIGN OPPORTUNITIES FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2013 (Unaudited)

For the fiscal year ended September 30, 2013, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
100%	21%	$—

For the fiscal year ended September 30, 2013, the Fund recognized $32,753 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $1,611 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

25

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 66 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 2000 50 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 2000 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

26

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios) Funds; and Director (since 2013), Virtus Global Funds, PLC.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

27

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Senior Vice President (since 2013), Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc. ; and Director (since 2013), Virtus Global Funds, PLC.
Kevin J. Carr YOB: 1954	Senior Vice President (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Executive Vice President since 2013. Senior Vice President 2008-2013	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Director (since 2013), Virtus Global Funds, PLC.

28

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8011	11-13

ANNUAL REPORT

Virtus Allocator Premium AlphaSector™ Fund

Virtus AlphaSector™ Rotation Fund

Virtus Alternatives Diversifier Fund

Virtus Dynamic AlphaSector™ Fund*

Virtus Global Premium AlphaSector™ Fund

Virtus Premium AlphaSector™ Fund

September 30, 2013

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

*	Prospectus Supplement applicable to this fund appears at the back of this Annual Report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5
Fund	Fund Summary	Schedule of Investments

Virtus Allocator Premium AlphaSector™ Fund (“Allocator Premium AlphaSector™ Fund”)	7	25
Virtus AlphaSector™ Rotation Fund (“AlphaSector ™ Rotation Fund”)	10	26
Virtus Alternatives Diversifier Fund (“Alternatives Diversifier Fund”)	13	32
Virtus Dynamic AlphaSector™ Fund (“Dynamic AlphaSector ™ Fund”)	16	33
Virtus Global Premium AlphaSector™ Fund (“Global Premium AlphaSector™ Fund”)	19	34
Virtus Premium AlphaSector™ Fund (“Premium AlphaSector ™ Fund”)	22	35
Statements of Assets and Liabilities		42
Statements of Operations		44
Statements of Changes in Net Assets		46
Statement of Cash Flows		50
Financial Highlights		51
Notes to Financial Statements		57
Report of Independent Registered Public Accounting Firm		72
Tax Information Notice		73
Fund Management Tables		74

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees (“Trustees” or the “Board”) of the Trust. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

The financial markets experienced significant volatility during the 12-month period that ended September 30, 2013. The S&P 500® Index, a benchmark for U.S. equities, gained 19.3% while the Barclays U.S. Aggregate Bond Index, which tracks the U.S. fixed income market, declined 1.7%, and the MSCI All Country World Index (net), a measure of international equities, rose 17.7%.

The bond markets were particularly volatile during the second half of this period. U.S. Treasury yields climbed over the last few months as the market prepared for the Federal Reserve’s tapering of its bond purchases, which never occurred. The 10-year Treasury yield was at

2.6% as of September 30, 2013, compared with 1.7% a year earlier, and, as rates rose, most bond sectors suffered losses.

Despite this recent market unpredictability, there is reason for investors to be cautiously optimistic about the economy. The U.S. economy is showing signs of growth in hiring, consumer spending, and housing and, although China’s recovery remains tenuous, Europe appears to be coming out of its recession. The onus remains on the U.S. government to keep the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2013

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 TO SEPTEMBER 30, 2013

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares, and (2) ongoing costs, including investment advisory fees, distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 TO SEPTEMBER 30, 2013

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Allocator Premium AlphaSector™ Fund
Actual
Class A	$1,000.00	$1,016.10	1.64%	$8.29
Class C	1,000.00	1,012.70	2.37	11.96
Class I	1,000.00	1,017.20	1.39	7.03

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.74	1.64	8.33
Class C	1,000.00	1,013.04	2.37	12.03
Class I	1,000.00	1,018.01	1.39	7.06
AlphaSector™ Rotation Fund
Actual
Class A	$1,000.00	$1,074.10	1.00%	$5.20
Class C	1,000.00	1,070.40	1.74	9.03
Class I	1,000.00	1,075.30	0.75	3.90

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.99	1.00	5.08
Class C	1,000.00	1,016.24	1.74	8.83
Class I	1,000.00	1,021.26	0.75	3.81
Alternatives Diversifier Fund
Actual
Class A	$1,000.00	$969.90	0.64%	$3.16
Class C	1,000.00	966.10	1.39	6.85
Class I	1,000.00	970.80	0.39	1.93

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.82	0.64	3.25
Class C	1,000.00	1,018.01	1.39	7.06
Class I	1,000.00	1,023.09	0.39	1.98
Dynamic AlphaSector™ Fund**
Actual
Class A	$1,000.00	$1,075.50	2.76%	$14.36
Class B	1,000.00	1,071.50	3.44	17.86
Class C	1,000.00	1,071.20	3.56	18.48
Class I	1,000.00	1,076.60	2.54	13.22

Hypothetical (5% return before expenses)
Class A	1,000.00	1,011.06	2.76	14.01
Class B	1,000.00	1,007.61	3.44	17.46
Class C	1,000.00	1,007.00	3.56	18.07
Class I	1,000.00	1,012.17	2.54	12.89

3

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2013 TO SEPTEMBER 30, 2013

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Global Premium AlphaSector™ Fund
Actual
Class A	$1,000.00	$1,044.40	1.75%	$8.97
Class C	1,000.00	1,041.10	2.47	12.64
Class I	1,000.00	1,046.10	1.50	7.69

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.18	1.75	8.88
Class C	1,000.00	1,012.53	2.47	12.54
Class I	1,000.00	1,017.45	1.50	7.61
Premium AlphaSector™ Fund
Actual
Class A	$1,000.00	$1,063.80	1.62%	$8.38
Class C	1,000.00	1,059.90	2.37	12.24
Class I	1,000.00	1,065.00	1.37	7.09

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.84	1.62	8.22
Class C	1,000.00	1,013.04	2.37	12.03
Class I	1,000.00	1,018.11	1.37	6.95

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees, reimbursed expenses, dividends and interest on short sales, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

**	Dynamic AlphaSector Fund’s annualized expense ratios include dividends and interest on short sales.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

4

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AlphaSector™ Rotation Fund Composite Linked Index

The composite index allocation is 100% S&P 500® Index. Prior to September 29, 2009, the composite index consisted of 80% S&P 500® Index and 20% Barclays Capital U.S. Aggregate Bond Index.

Alternatives Diversifier Composite Index

The Alternatives Diversifier composite index consists of: Diversified Trends Index (15%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%), and Credit Suisse Leveraged Loan Index (10%). From 9/1/2008 to 3/1/2012 the composite consisted of HFRX Equity Market Neutral Index (20%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (10%) and Credit Suisse Leveraged Loan Index (10%). Prior to 9/1/2008, the Global Infrastructure component was represented by a mix of MSCI US Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI World ex US Utilities Index (15%).

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Dow Jones Global Moderate Portfolio IndexSM

The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Dynamic AlphaSector™ Linked Benchmark

The Dynamic AlphaSector™ Linked Benchmark consists of the S&P 500® Index, a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Performance of the Dynamic AlphaSector™ Linked Benchmark prior to 2/6/2012 is that of the Citigroup 90-Day Treasury Bill Index. The index is unmanaged and not available for direct investment.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

5

KEY INVESTMENT TERMS (Continued)

Fund of funds

A mutual fund that invests in the shares of other open-end mutual funds according to an established asset allocation model, resulting in a diversified portfolio of asset classes and investment strategies appropriate for pursuit of the overall investment objective.

iShares®

Represents shares of an open-end exchange-traded fund.

Long position (“long”)

Ownership of a security, giving the investor the right to transfer ownership to someone else, the right to receive income paid by the security, and the right to any profits or losses as the security’s value changes.

Morgan Stanley Capital International (MSCI)

A company that constructs a variety of indices covering many different asset classes, countries and regions.

MSCI All Country World Index (Net)

The MSCI AC World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

MSCI World Index (Net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Premium AlphaSector™ Index (“ASRP”)

ASRP is composed of the nine Select Sector SPDR® exchange traded funds (“ETFs”) which represent the primary sectors of the S&P 500® Index plus an ETF representing short-term U.S. Treasuries.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPDR®

Represents shares of an open-end exchange-traded fund.

Short position (“short”)

Stock shares that an investor has sold without actually owning (by borrowing the certificates from a broker) in anticipation of a decline in the stock value by a certain date. If the price falls, the investor buys the shares at the lower rate and makes a profit on the difference. It the price rises, the investor must buy at the higher price and sustains a loss.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect any fees, expenses, or sales charges associated with active management of an actual portfolio.

6

Allocator Premium AlphaSector™ Fund	Ticker Symbols: Class A: VAAAV Class C: VAACX Class I: VAISX

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 6.39%, Class C shares returned 5.71%, and Class I shares returned 6.70%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%. Dow Jones Global Moderate Portfolio IndexSM, the Fund’s style-specific index appropriate for comparison, returned 11.47%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	The Fund is a global balanced portfolio with four component “sleeves”: U.S. equity, international, fixed income, and real assets (focused on gold and real estate).

¢	In the year ending September 30, 2013, both the U.S. and international markets performed strongly. As noted above, the S&P 500 rose 19.3% and the MSCI All Country World Index ex U.S., a recognized benchmark for world markets outside the U.S., rose by 17.7%.

¢	Fixed income markets, as measured by the Barclays Capital U.S. Aggregate Bond Index, declined by 1.7% in the period.

¢	The “real asset” category of gold and real estate, represented by a custom benchmark mix of 50/50 in each asset class, declined by 11.2%.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund seeks to provide risk controls for down markets and participation in rising markets. A key feature of the Fund is that each of the four asset class “sleeves” – U.S. equities, international equities, fixed income, and alternatives (real assets) – can move independently to address risk if the quantitative model that drives the Fund projects a risk of loss.

¢	In bear market conditions, the risk controls are intended to help the Fund outperform the benchmark Dow Jones Global Moderate Portfolio Index. In very strong bull markets, the Fund may be expected to lag the benchmark to a moderate degree. The quantitative model will in some circumstances forego an extreme “up market” period if it is accompanied by a projection of risk. This philosophy, of seeking market participation but emphasizing risk controls first and foremost, is the key to performance expectations.

¢	In its U.S. equity component, the Fund delivered on its mission of active participation in a positive market environment, and returns were roughly in line with the rising market.

¢	The focus of the Fund’s strategy on risk management caused the international component of the portfolio to be partially defensively positioned, including some use of a cash alternative. As a result, reduced exposure to international equities caused the Fund to lag the benchmark.

¢	In its fixed income component, the Fund became more risk-focused and defensive in the period, as bond markets began to show weakness. The defensive positioning was beneficial for much of the period, but caused some underperformance to the benchmark in the third quarter.

¢	The alternatives (real assets) sleeve was defensively positioned for much of the period, avoiding risk in these investments. Based on a positive outlook for U.S. equities, the Fund reallocated from gold and real estate to U.S. equities, which reduced risk and improved results.

¢	Overall, the Fund delivered strong participation in U.S. equities and maintained a more

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

7

Allocator Premium AlphaSector™ Fund (Continued)

defensive stance in the other three asset class “sleeves” in the portfolio. As a result, during the one-year period, the Fund underperformed the benchmark Dow Jones Global Moderate Portfolio Index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer term maturities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Financials	10%
Consumer Discretionary	5
Health Care	5
Industrials	5
Information Technology	5
Materials	5
Other (includes short-term investments)	65

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

8

Allocator Premium AlphaSector™ Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	6.39%	5.46%		3/15/11
Class A Shares at POP[3,4]	0.27	3.04		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	5.71	4.72		3/15/11
Class I Shares at NAV	6.70	5.73		3/15/11
S&P 500® Index	19.34	13.68	[5]	—
Dow Jones Global Moderate Portfolio IndexSM	11.47	8.08	[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 2.02%; C Shares: Gross and Net 2.75%; I Shares: Gross and Net 1.77%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios reflect fees and expenses associated with the underlying funds. Class C share ratio reflects distributors contractual waiver for 12b-1 fees.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

9

AlphaSector™ Rotation Fund	Ticker Symbols: Class A: PWBAX Class C: PWBCX Class I: VARIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 19.63%, Class C shares returned 18.80%, and Class I shares returned 19.92%. For the same period, the S&P 500® Index, a broad-based equity index, and the AlphaSector™ Rotation Fund Composite Linked Index, the Fund’s style-specific benchmark appropriate for comparison, each returned 19.34%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	For the year ending September 30, 2013, the U.S. equity markets performed strongly. As noted above, the S&P 500 rose 19.3%.

¢	U.S. equity market performance varied by quarter across the period: The final quarter of 2012 saw a decline of 0.4% in the S&P 500. The first quarter of 2013 was very strong, with the benchmark up 10.6%. The second and third quarters of 2013 were more moderate, with increases of 2.9% and 5.2% respectively.

¢	Viewing the U.S. equity markets by sector, the overall picture is positive. In the fiscal period, the consumer discretionary, financials, healthcare, and industrials sectors outperformed the broader S&P 500 benchmark. Consumer staples, energy, utilities, and tech & telecom were below the S&P 500, but positive overall.

What factors affected the Fund’s performance during its fiscal year?

¢	The Virtus AlphaSector Rotation Fund is designed to track the Rotation AlphaSector Index (ASRX). The Index’s objective is to provide participation in normal, rising markets and risk controls for negative markets.
¢	The Fund performed as designed in the period: the U.S. equity market was positive, and the Fund was invested in U.S. equities throughout the period.

¢	Over the course of the Fund’s fiscal year ending September 30, 2013, the Fund outperformed the S&P 500 and was roughly in line with its quarterly returns during the period.

¢	The quantitative model driving the Fund does an independent assessment of each of the nine equity sectors described above. During the period, individual sectors turned “on” or “off” but the portfolio as a whole remained 100% invested in U.S. equities. There were no periods in which extreme or widespread risk caused the Index to take a position in a cash equivalent.

¢	The net result for the period is that the Fund delivered on expectations, providing participation in rising U.S. equity markets.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. The Fund’s

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

10

AlphaSector™ Rotation Fund (Continued)

exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Consumer Discretionary	15%
Health Care	14
Energy	14
Financials	14
Industrials	14
Materials	14
Information Technology	13
Other (includes short-term investments and securities lending collateral)	2

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

11

AlphaSector™ Rotation Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	19.63%	9.73%	6.92%	—		—
Class A Shares at POP[3,4]	12.75	8.44	6.28	—		—
Class C Shares at NAV[2] and with CDSC[4]	18.80	8.96	6.15	—		—
Class I Shares at NAV	19.92	—	—	14.09%		10/1/09
S&P 500® Index	19.34	10.02	7.56	15.46	[5]	—
AlphaSector™ Rotation Fund Composite Linked Index	19.34	10.97	7.94	15.46	[5]	—

Fund Expense Ratios6: A Shares: 1.13%; C Shares: 1.86%; I Shares 0.88%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios reflect fees and expenses associated with the underlying funds. Class C share ratio reflects distributors contractual waiver for 12b-1 fees.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 1, 2003 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

12

Alternatives Diversifier Fund	Ticker Symbols: Class A: PDPAX Class C: PDPCX Class I: VADIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 0.73%, Class C shares returned -0.05%, and Class I shares returned 1.00%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the Alternatives Diversifier Composite Index, the Fund’s style-specific index appropriate for comparison, returned 3.80%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The U.S. stock market experienced a generally strong period over the course of the Fund’s fiscal year. With the exception of the broad sell-off in October/November 2012, the U.S. equity market remains in a strong up-trend.

¢	Conversely, bonds, and specifically U.S. Treasuries, have had a very difficult run since late spring 2013. As economic data has improved at the margin, bond yields rose, driving prices lower for most high grade issues.

¢	Many areas in which the Fund invests were affected by the higher interest rates, especially REIT holdings, which did generate a positive return, albeit below the broad market.

¢	International stock markets did not fare as well, and the volatility in emerging market stocks and concerns over Chinese economic growth also had a negative impact on commodity prices.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund has several investments tied to commodity prices and natural resource issues. By design, these elements are included in the mix of assets as they tend to correlate much lower to stocks and bonds, and by definition diversify the investment mix. These areas struggled during the Fund’s fiscal year, negatively affecting performance.

¢	Furthermore, while the Fund’s exposure to floating rate securities, REITs, and global infrastructure all helped performance, none of these holdings was able to keep up with the remarkable strength of the S&P 500 Index.

¢	However, the Fund is meant as a diversification vehicle, and compared to many bond funds, it did outperform.

¢	Investors clearly decided that 2013, at least through fiscal year-end, is the year to own stocks, and many of the investments within the Fund were at a performance disadvantage in this environment.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The Fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment. Events negatively affecting a particular commodity in which the Fund focuses its investments may cause the value of the Fund’s

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

13

Alternatives Diversifier Fund (Continued)

shares to decrease, perhaps significantly. Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s). The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets. The Fund’s adviser can select affiliated and/or unaffiliated funds, which may create a conflict of interest.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Affiliated Equity Mutual Funds	58%
Exchange-Traded Funds	30
Affiliated Fixed Income Mutual Funds	11
Other (includes Short-term Investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

14

Alternatives Diversifier Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	5 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	0.73%	2.20%	2.69%		11/30/05
Class A Shares at POP[3,4]	-5.06	1.00	1.92		11/30/05
Class C Shares at NAV[2] and with CDSC[4]	-0.05	1.45	1.92		11/30/05
Class I Shares at NAV	1.00	—	6.22		10/1/09
S&P 500® Index	19.34	10.02	—	[5]	—
Alternatives Diversifier Composite Index	3.80	3.35	—	[6]	—

Fund Expense Ratios7: A Shares: 1.68%; C Shares: 2.43%; I Shares: 1.43%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 6.09% for Class A and Class C shares and 15.46% for Class I shares since the inception date of the respective share class.
[6]	The index returned 4.26% for Class A and Class C shares and 6.74% for Class I shares since the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on November 30, 2005 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

15

Dynamic AlphaSector™ Fund	Ticker Symbols: Class A: EMNAX Class B: EMNBX Class C: EMNCX Class I: VIMNX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 19.32%, Class B shares returned 18.40%, Class C shares returned 18.48%, and Class I shares returned 19.67%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the Dynamic AlphaSector™ Fund Linked Benchmark Index, which is the Fund’s style-specific index appropriate for comparison, returned 19.34%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	In the year ending September 30, 2013, the U.S. equity markets performed strongly. As noted above, the S&P 500 rose 19.3%.

¢	U.S. equity market performance varied by quarter across the period. The final quarter of 2012 saw a decline of 0.4% in the S&P 500, while the first quarter of 2013 was very strong, with the benchmark up 10.6%. The second and third quarters of 2013 were more moderate, with increases of 2.9% and 5.2% respectively.

¢	Broadly speaking, in the year-to-date 2013 period, U.S. equity markets experienced a general rise in performance, and volatility remained under control.

What factors affected the Fund’s performance during its fiscal year?

¢	The Virtus Dynamic AlphaSector Fund tracks the Dynamic AlphaSector Index, which can employ both leverage and take short positions. Performance is discussed below on a quarter-by-quarter basis.
¢	The Fund entered the fourth quarter of 2012 in its most bullish position, using leverage to reach a 130% equity exposure at the time of rebalancing. As the quarter progressed, market trends changed, and a number of sectors were transitioned to short positions during the middle period of the quarter. By the end of the fourth quarter of 2012, more positive volatility indications moved all but one of the nine equity sectors back to a long position.

¢	By assuming a more bullish stance as the first quarter of 2013 began, the Fund was well positioned for the stronger market and outperformed the S&P 500, benefiting from its leveraged stance.

¢	In the second quarter, market gains were much less robust than in the first quarter. The S&P 500 gained 2.9% in the 90-day period, while the Fund slightly trailed.

¢	During the third quarter of 2013, the S&P 500 rose by 5.2%, and was surpassed by the Fund. Over the quarter, the Fund managed its long exposure and leverage in a timely fashion, adding measurably to performance.

¢	For the 12-month reporting period, the Fund’s performance was closely in line with the benchmark, albeit just slightly behind. Overall, the Fund delivered strong absolute returns by actively managing its exposure to the U.S. equity markets using both leverage and shorting as designed.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

16

Dynamic AlphaSector™ Fund (Continued)

or sector than a non-concentrated fund. When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded. The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation – Long

The following table presents asset allocations within certain sectors as a percentage of total long investments as of September 30, 2013.
Consumer Discretionary	15%
Industrials	15
Energy	14
Financials	14
Health Care	14
Information Technology	14
Materials	14

Total	100%

Asset Allocation – Short

The following table presents asset allocations within certain sectors as a percentage of total short investments as of September 30, 2013.
Utilities	51%
Consumer Staples	49

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

17

Dynamic AlphaSector™ Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	19.32%	4.36%	1.00%	—		—
Class A Shares at POP[3,4]	12.46	3.13	0.40	—		—
Class B Shares at NAV[2]	18.40	3.53	0.23	—		—
Class B Shares with CDSC[4]	14.40	3.36	0.23	—		—
Class C Shares at NAV[2] and with CDSC[4]	18.48	3.57	0.25	—		—
Class I Shares at NAV	19.67	—	—	4.01%		10/1/09
S&P 500® Index	19.34	10.02	7.56	15.46	[5]	—
Dynamic AlphaSector Benchmark Index	19.34	5.48	4.28	6.79	[5]	—

Fund Expense Ratios6: A Shares: 3.40%; B Shares: 4.15%; C Shares: 4.15%; I Shares: 3.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter. CDSC charges for B shares decline from 5% to 0% over a six year period.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include 0.64% of dividends on short sales and interest expenses. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

18

Global Premium AlphaSector™ Fund	Ticker Symbols: Class A: VGPAX Class C: VGPCX Class I: VGPIX

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 12.32%, Class C shares returned 11.52%, and Class I shares returned 12.59%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%. MSCI World® Index (net), the Fund’s style-specific index appropriate for comparison, returned 20.21%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Funds’ fiscal period?

¢	The Fund is a global equity portfolio with two component asset class “sleeves”: U.S. equity and international equity.

¢	In the year ending September 30, 2013, both the U.S. and international equity markets performed strongly. As noted above, the S&P 500 rose 19.3%, and the MSCI All Country World Index ex U.S., a recognized benchmark for world markets outside the U.S., rose by 17.7%.

What factors affected the Fund’s performance during its fiscal year?

¢	The Virtus Global Premium AlphaSector Fund seeks to provide risk controls for down markets and participation in rising markets. A key feature of the Fund is that each of the two asset class “sleeves” – U.S. equities and international equities – can move independently to address risk, if the quantitative model that drives the Fund projects a risk of loss.

¢	In bear market conditions, the risk controls are intended to help the Fund outperform the benchmark MSCI All Country World Index

ex-U.S. In very strong bull markets, the Fund may be expected to lag the benchmark to a moderate degree. The quantitative model will in some circumstances forego participating in an extreme “up market” period if it is accompanied by a projection of risk.

¢	In the U.S. equity component of the portfolio, the Fund delivered on its mission of providing participation in a positive market environment. The U.S. equity sleeve was 100% invested during the period, while making limited sector-by-sector adjustments. Returns in the Fund’s U.S. equity portion were roughly in line with the rising U.S. equity market.

¢	The Fund’s focus on risk management caused the international component of the portfolio to be partially defensively positioned, including some use of a cash alternative. Reduced exposure to international equities caused the Fund to lag the benchmark.

¢	The positioning and performance of the international component reflect the Fund’s primary goal of focusing on risk controls. Overall, the Fund participated in U.S. equity markets, while maintaining a more defensive stance in international equities, leading to a moderate underperformance to the benchmark but in keeping with the stated goals of the Fund’s strategy to mitigate volatility.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

19

Global Premium AlphaSector™ Fund (Continued)

currency, political, accounting, economic, and market risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Consumer Discretionary	9%
Financials	9
Industrials	9
Health Care	8
Information Technology	8
Materials	8
Other (includes short-term investments)	49

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

20

Global Premium AlphaSector™ Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	12.32%	7.25%		3/15/11
Class A Shares at POP[3,4]	5.87	4.79		3/15/11
Class C Shares at NAV[2] and CDSC[4]	11.52	6.48		3/15/11
Class I Shares at NAV	12.59	7.51		3/15/11
S&P 500® Index	19.34	13.68	[5]	—
MSCI World® Index (net)	20.21	10.42	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.05%, Net 2.03%; C Shares: Gross 2.77%, Net 2.75%; I Shares: Gross 1.80%, Net 1.78%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds. Class C share ratio reflects distributors contractual waiver for 12b-1 fees.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

21

Premium AlphaSector™ Fund	Ticker Symbols: Class A: VAPAX Class C: VAPCX Class I: VAPIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 16.50%, Class C shares returned 15.55%, and Class I shares returned 16.75%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	In the year ending September 30, 2013, U.S. equity markets performed strongly. As noted above, the S&P 500 rose 19.3%.

¢	The performance of the U.S. equity market varied by quarter. The fourth quarter of 2012 saw a decline of 0.4% in the S&P 500, while the first quarter of 2013 was very strong, with the benchmark up 10.6%. The second and third quarters of 2013 were more moderate, with increases of 2.9% and 5.2% respectively.

¢	Viewing the U.S. equity markets by sector, the overall picture was positive. In the fiscal period, the consumer discretionary, financials, healthcare, and industrials sectors outperformed the broader S&P 500 benchmark. Consumer staples, energy, utilities, and tech & telecom were below the S&P 500, but positive overall.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund is designed to track the Premium AlphaSector Index. The Index’s objective is to provide risk controls for declining markets and participation in rising markets.

¢	In bear market conditions, the risk controls are intended to help the Fund outperform the benchmark S&P 500 Index. In strong bull markets, the Fund may be expected to lag the benchmark to a moderate degree.

¢	During the fiscal year, the Fund performed as expected. The U.S. equity market was positive, and the Fund was invested in U.S. equities throughout the period. The Fund’s performance was roughly in line with the returns of the benchmark S&P 500 Index for each quarter. The Fund’s moderate underperformance versus the S&P 500 during this limited time period is in line with expectations for the strategy.

¢	The quantitative model that drives the Fund does an independent assessment of each of the nine equity sectors described above. During the period, individual sectors in the portfolio were turned “on” or “off,” but the Fund as a whole remained 100% invested in U.S. equities. There were no periods in which extreme or widespread risk caused the Fund to take a position in a cash equivalent.

¢	The net result for the period is that the Fund delivered on expectations, providing participation in rising U.S. equity markets.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track.

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

22

Premium AlphaSector™ Fund (Continued)

The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Industrials	15%
Consumer Discretionary	14
Energy	14
Financials	14
Health Care	14
Materials	14
Information Technology	13
Other (includes short-term investments and securities lending collateral)	2

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

23

Premium AlphaSector™ Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	16.50%	15.30%		7/1/10
Class A Shares at POP[3,4]	9.80	13.21		7/1/10
Class C Shares at NAV[2] and CDSC[4]	15.55	14.42		7/1/10
Class I Shares at NAV	16.75	15.55		7/1/10
S&P 500® Index	19.34	18.88	[5]	—

Fund Expense Ratios6: A Shares: Gross and Net 1.63%; C Shares: Gross and Net 2.38%; I Shares: Gross and Net 1.38%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on July 1, 2010 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

24

VIRTUS ALLOCATOR PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—85.2%
Consumer Discretionary Select Sector SPDR Fund	508,220	$30,813
Energy Select Sector SPDR Fund	359,660	29,809
Financial Select Sector SPDR Fund	1,507,570	30,031
Health Care Select Sector SPDR Fund	594,780	30,078
Industrial Select Sector SPDR Fund	665,000	30,836
iShares Dow Jones U.S. Real Estate Index Fund	442,860	28,237
iShares iBoxx $ High Yield Corporate Bond Fund	471,270	43,150
iShares iBoxx Investment Grade Corporate Bond Fund	385,260	43,735
iShares MSCI Canada Index Fund	561,790	15,904
iShares MSCI Emerging Markets Index Fund	1,167,040	47,580
iShares MSCI Japan Index Fund	1,569,620	18,694
Ishares MSCI Pacific Ex-Japan Index Fund	331,730	15,807
Materials Select Sector SPDR Fund	726,210	30,501
SPDR S&P 500® ETF Trust Series 1	169,750	28,535
Technology Select Sector SPDR Fund	939,310	30,086
Vanguard FTSE Europe ETF	963,200	52,503
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $464,524)		506,299
TOTAL LONG TERM INVESTMENTS—85.2%
(Identified Cost $464,524)		506,299

	SHARES	VALUE
SHORT-TERM INVESTMENTS—14.5%
Money Market Mutual Funds—14.5%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	86,002,174	$86,002
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $86,002)		86,002
TOTAL INVESTMENTS—99.7% (Identified Cost $550,526)		592,301	(1)
Other assets and liabilities, net—0.3%		1,839

NET ASSETS—100.0%		$594,140

Abbreviations:
ETF	Exchange-Traded Fund
SPDR	S&P Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$506,299	$506,299
Short-Term Investments	86,002	86,002

Total Investments	$592,301	$592,301

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

25

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—85.4%
Consumer Discretionary—14.4%
Abercrombie & Fitch Co. Class A	3,720	$132
Amazon.com, Inc.(2)	18,480	5,778
AutoNation, Inc.(2)	3,140	164
AutoZone, Inc.(2)	1,770	748
Bed Bath & Beyond, Inc.(2)	10,840	839
Best Buy Co., Inc.	13,390	502
BorgWarner, Inc.	5,740	582
Cablevision Systems Corp. Class A	10,860	183
CarMax, Inc.(2)	11,160	541
Carnival Corp.	21,870	714
CBS Corp. Class B	28,100	1,550
Chipotle Mexican Grill, Inc.(2)	1,530	656
Coach, Inc.	14,140	771
Comcast Corp. Class A	130,440	5,889
Darden Restaurants, Inc.	6,430	298
Delphi Automotive plc	14,150	827
DIRECTV Class A(2)	25,530	1,525
Discovery Communications, Inc. Class A(2)	11,490	970
Dollar General Corp.(2)	14,920	842
Dollar Tree, Inc.(2)	11,230	642
Expedia, Inc.	5,360	278
Family Dollar Stores, Inc.	4,800	346
Ford Motor Co.	196,470	3,314
Fossil Group, Inc.(2)	2,530	294
GameStop Corp. Class A	5,840	290
Gannett Co., Inc.	11,590	311
Gap, Inc. (The)	13,860	558
Garmin Ltd.(3)	6,140	277
General Motors Co.(2)	47,070	1,693
Genuine Parts Co.	7,730	625
Goodyear Tire & Rubber Co. (The)(2)	12,250	275
H&R Block, Inc.	13,820	368
Harley-Davidson, Inc.	11,160	717
Harman International Industries, Inc.	3,400	225
Hasbro, Inc.	5,780	272
Home Depot, Inc. (The)	71,440	5,419
Horton (D.R.), Inc.	14,410	280
Host Hotels & Resorts, Inc.	28,160	498
International Game Technology	12,960	245
Interpublic Group of Cos., Inc. (The)	21,290	366

	SHARES	VALUE

Consumer Discretionary (continued)
J.C. Penney Co., Inc.(2)(3)	15,190	$134
Johnson Controls, Inc.	34,280	1,423
Kohl’s Corp.	10,210	528
L Brands, Inc.	12,140	742
Leggett & Platt, Inc.	7,020	212
Lennar Corp. Class A	8,290	293
Lowe’s Cos., Inc.	52,600	2,504
Macy’s, Inc.	18,830	815
Marriott International, Inc.	11,260	474
Mattel, Inc.	17,230	721
McDonald’s Corp.	49,860	4,797
Netflix, Inc.(2)	2,950	912
Newell Rubbermaid, Inc.	14,290	393
News Corp.(2)	24,622	395
NIKE, Inc. Class B	37,330	2,712
Nordstrom, Inc.	7,270	409
O’Reilly Automotive, Inc.(2)	5,410	690
Omnicom Group, Inc.	12,830	814
PetSmart, Inc.	5,140	392
Phillips-Van Heusen Corp.	4,090	485
priceline.com, Inc.(2)	2,570	2,598
PulteGroup, Inc.	17,450	288
Ralph Lauren Corp.	3,050	502
Ross Stores, Inc.	10,810	787
Scripps Networks Interactive, Inc. Class A	5,450	426
Staples, Inc.	32,940	483
Starbucks Corp.	37,520	2,888
Starwood Hotels & Resorts Worldwide, Inc.	9,770	649
Target Corp.	31,510	2,016
Tiffany & Co.	5,540	424
Time Warner Cable, Inc.	14,290	1,595
Time Warner, Inc.	45,920	3,022
TJX Cos., Inc.	35,710	2,014
TripAdvisor, Inc.(2)	5,570	422
Twenty-First Century Fox, Inc.	99,050	3,318
Urban Outfitters, Inc.(2)	5,500	202
VF Corp.	4,420	880
Viacom, Inc. Class B	21,700	1,814
Walt Disney Co. (The)	82,850	5,343
Washington Post Co. (The) Class B	190	116
Whirlpool Corp.	3,950	578
Wyndham Worldwide Corp.	6,620	404
Wynn Resorts Ltd.	4,060	642
Yum! Brands, Inc.	22,260	1,589

		93,649

See Notes to Financial Statements

26

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Energy—14.2%
Anadarko Petroleum Corp.	32,910	$3,060
Apache Corp.	26,170	2,228
Baker Hughes, Inc.	32,960	1,618
Cabot Oil & Gas Corp.	51,320	1,915
Cameron International Corp.(2)	22,250	1,299
Chesapeake Energy Corp.	37,850	980
Chevron Corp.	110,850	13,468
ConocoPhillips	50,760	3,528
CONSOL Energy, Inc.	20,500	690
Denbury Resources, Inc.(2)	41,960	772
Devon Energy Corp.	24,680	1,425
Diamond Offshore Drilling, Inc.	6,460	403
Ensco plc Class A	13,130	706
EOG Resources, Inc.	18,650	3,157
EQT Corp.	8,470	751
Exxon Mobil Corp.	166,930	14,363
FMC Technologies, Inc.(2)	23,850	1,322
Halliburton Co.	56,850	2,737
Helmerich & Payne, Inc.	5,970	412
Hess Corp.	20,200	1,562
Kinder Morgan, Inc.	37,900	1,348
Marathon Oil Corp.	46,690	1,629
Marathon Petroleum Corp.	17,560	1,129
Murphy Oil Corp.	13,360	806
Nabors Industries Ltd.	26,970	433
National Oilwell Varco, Inc.	30,480	2,381
Newfield Exploration Co.(2)	7,740	212
Noble Corp.	14,270	539
Noble Energy, Inc.	27,520	1,844
Occidental Petroleum Corp.	39,510	3,696
Peabody Energy Corp.	22,300	385
Phillips 66	34,400	1,989
Pioneer Natural Resources Co.	17,650	3,332
QEP Resources, Inc.	9,980	276
Range Resources Corp.	14,450	1,097
Rowan Cos. plc Class A(2)	18,820	691
Schlumberger Ltd.	77,590	6,856
Southwestern Energy Co.(2)	25,200	917
Spectra Energy Corp.	50,530	1,730
Tesoro Corp.	23,800	1,047
Valero Energy Corp.	42,430	1,449
Williams Cos., Inc. (The)	54,050	1,965
WPX Energy, Inc.(2)	11,480	221

		92,368

	SHARES	VALUE

Financials—14.0%
ACE Ltd.	12,790	$1,197
Aflac, Inc.	17,460	1,082
Allstate Corp. (The)	17,370	878
American Express Co.	34,850	2,632
American International Group, Inc.	55,340	2,691
American Tower Corp.	14,860	1,102
Ameriprise Financial, Inc.	7,460	679
AON plc	11,590	863
Apartment Investment & Management Co. Class A	5,550	155
Assurant, Inc.	2,860	155
AvalonBay Communities, Inc.	4,530	576
Bank of America Corp.	403,010	5,562
Bank of New York Mellon Corp. (The)	43,150	1,303
BB&T Corp.	26,550	896
Berkshire Hathaway, Inc. Class B(2)	67,540	7,666
BlackRock, Inc.	4,710	1,275
Boston Properties, Inc.	5,730	613
Capital One Financial Corp.	21,970	1,510
CBRE Group, Inc.(2)	10,240	237
Charles Schwab Corp. (The)	43,400	917
Chubb Corp. (The)	9,630	860
Cincinnati Financial Corp.	5,460	258
Citigroup, Inc.	114,110	5,535
CME Group, Inc.	11,810	873
Comerica, Inc.	6,980	274
Discover Financial Services	18,240	922
E*Trade Financial Corp.(2)	11,010	182
Equity Residential	12,510	670
Fifth Third Bancorp	33,080	597
Franklin Resources, Inc.	15,200	768
Genworth Financial, Inc. Class A(2)	18,730	240
Goldman Sachs Group, Inc. (The)	15,650	2,476
Hartford Financial Services Group, Inc. (The)	16,940	527
HCP, Inc.	17,060	699
Health Care REIT, Inc.	10,770	672
Hudson City Bancorp, Inc.	17,370	157
Huntington Bancshares, Inc.	31,100	257
IntercontinentalExchange, Inc.(2)	2,740	497
Invesco Ltd.	16,530	527

See Notes to Financial Statements

27

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Financials (continued)
JPMorgan Chase & Co.	141,290	$7,303
KeyCorp	34,550	394
Kimco Realty Corp.	15,400	311
Legg Mason, Inc.	4,040	135
Leucadia National Corp.	11,860	323
Lincoln National Corp.	9,830	413
Loews Corp.	11,480	537
M&T Bank Corp.	4,900	548
Macerich Co. (The)	5,270	297
Marsh & McLennan Cos., Inc.	20,530	894
McGraw-Hill Cos., Inc. (The)	10,280	674
MetLife, Inc.	42,060	1,975
Moody’s Corp.	7,290	513
Morgan Stanley	52,150	1,405
NASDAQ OMX Group, Inc. (The)	4,280	137
Northern Trust Corp.	8,490	462
NYSE Euronext, Inc.	9,210	387
People’s United Financial, Inc.	12,170	175
Plum Creek Timber Co., Inc.	6,050	283
PNC Financial Services Group, Inc.	19,930	1,444
Principal Financial Group, Inc.	10,220	438
Progressive Corp. (The)	20,680	563
Prologis, Inc.	18,660	702
Prudential Financial, Inc.	17,450	1,361
Public Storage	5,430	872
Regions Financial Corp.	51,910	481
Simon Property Group, Inc.	11,620	1,722
SLM Corp.	16,530	412
State Street Corp.	16,700	1,098
SunTrust Banks, Inc.	20,340	659
T. Rowe Price Group, Inc.	9,820	706
Torchmark Corp.	3,430	248
Travelers Cos., Inc. (The)	14,000	1,187
U.S. Bancorp	69,120	2,528
Unum Group	9,930	302
Ventas, Inc.	11,030	678
Vornado Realty Trust	6,500	546
Wells Fargo & Co.	181,370	7,494
Weyerhaeuser Co.	22,010	630
XL Group plc	10,700	330
Zions Bancorp	6,980	191

		90,738

	SHARES	VALUE

Industrials—14.4%
3M Co.	36,870	$4,403
ADT Corp. (The)	10,980	446
Ametek, Inc.	13,590	625
Avery Dennison Corp.	17,200	749
Boeing Co. (The)	40,110	4,713
Caterpillar, Inc.	37,570	3,132
Cintas Corp.	6,790	348
CSX Corp.	67,950	1,749
Cummins, Inc.	17,780	2,362
Danaher Corp.	37,270	2,584
Deere & Co.	23,700	1,929
Delta Air Lines, Inc.	47,350	1,117
Dover Corp.	11,450	1,029
Dun & Bradstreet Corp.	2,160	224
Eaton Corp. plc	32,080	2,208
Emerson Electric Co.	41,860	2,708
Equifax, Inc.	9,170	549
Expeditors International of Washington, Inc.	11,330	499
Fastenal Co.	15,210	764
FedEx Corp.	17,650	2,014
Flowserve Corp.	7,770	485
Fluor Corp.	13,150	933
General Dynamics Corp.	20,050	1,755
General Electric Co.	417,490	9,974
Grainger (W.W.), Inc.	4,470	1,170
Honeywell International, Inc.	45,850	3,807
Illinois Tool Works, Inc.	24,280	1,852
Ingersoll-Rand plc	14,960	972
Iron Mountain, Inc.	9,400	254
Jacobs Engineering Group, Inc.(2)	7,250	422
Joy Global, Inc.	5,960	304
Kansas City Southern	6,080	665
L-3 Communications Holdings, Inc.	5,010	473
Lockheed Martin Corp.	15,810	2,017
Masco Corp.	21,920	466
Nielsen Holdings NV	11,790	430
Norfolk Southern Corp.	20,240	1,566
Northrop Grumman Corp.	13,780	1,313
PACCAR, Inc.	22,790	1,269
Pall Corp.	9,110	702
Parker Hannifin Corp.	10,440	1,135
PentAir, Inc.	11,090	720
Pitney Bowes, Inc.(3)	12,940	235
Precision Castparts Corp.	8,070	1,834
Quanta Services, Inc.(2)	11,860	326

See Notes to Financial Statements

28

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Industrials (continued)
Raytheon Co.	19,540	$1,506
Republic Services, Inc.	15,110	504
Robert Half International, Inc.	10,910	426
Robinson (C.H.) Worldwide, Inc.	8,810	525
Rockwell Automation, Inc.	9,970	1,066
Rockwell Collins, Inc.	9,730	660
Roper Industries, Inc.	5,520	733
Ryder System, Inc.	5,220	312
Snap-On, Inc.	3,180	316
Southwest Airlines Co.	42,740	622
Stanley Black & Decker, Inc.	8,900	806
Stericycle, Inc.(2)	4,770	550
Textron, Inc.	19,230	531
Tyco International Ltd.	25,590	895
Union Pacific Corp.	27,970	4,345
United Parcel Service, Inc. Class B	40,690	3,718
United Technologies Corp.	48,590	5,239
Waste Management, Inc.	26,310	1,085
Xylem, Inc.	10,280	287

		93,357

Information Technology—12.6%
Accenture plc Class A	19,550	1,440
Adobe Systems, Inc.(2)	14,560	756
Akamai Technologies, Inc.(2)	6,130	317
Altera Corp.	10,520	391
Amphenol Corp. Class A	5,200	402
Analog Devices, Inc.	10,000	471
Apple, Inc.	27,480	13,101
Applied Materials, Inc.	37,560	659
Autodesk, Inc.(2)	7,330	302
Automatic Data Processing, Inc.	15,010	1,086
Broadcom Corp. Class A	17,200	447
CA, Inc.	10,510	312
Cisco Systems, Inc.	162,390	3,803
Citrix Systems, Inc.(2)	6,080	429
Cognizant Technology Solutions Corp. Class A(2)	9,480	779
Computer Sciences Corp.	4,690	243
Corning, Inc.	45,270	661
Dell, Inc.	45,170	622
eBay, Inc.(2)	35,790	1,997
Electronic Arts, Inc.(2)	9,870	252

	SHARES	VALUE

Information Technology (continued)
EMC Corp.	63,940	$1,634
F5 Networks, Inc.(2)	2,360	202
Fidelity National Information Services, Inc.	9,590	445
First Solar, Inc.(2)	2,160	87
Fiserv, Inc.(2)	4,140	418
FLIR Systems, Inc.	4,740	149
Google, Inc. Class A(2)	8,450	7,401
Harris Corp.	3,550	211
Hewlett-Packard Co.	48,460	1,017
Intel Corp.	128,350	2,942
International Business Machines Corp.	31,180	5,774
Intuit, Inc.	9,500	630
Jabil Circuit, Inc.	6,710	145
JDS Uniphase Corp.(2)	9,560	141
Juniper Networks, Inc.(2)	15,750	313
KLA-Tencor Corp.	5,360	326
Lam Research Corp.(2)	4,960	254
Linear Technology Corp.	7,490	297
LSI Corp.	19,170	150
MasterCard, Inc. Class A	3,200	2,153
Microchip Technology, Inc.	6,630	267
Micron Technology, Inc.(2)	33,500	585
Microsoft Corp.	229,430	7,642
Molex, Inc.	4,830	186
Motorola Solutions, Inc.	7,330	435
NetApp, Inc.	10,910	465
NVIDIA Corp.	18,480	288
Oracle Corp.	108,480	3,598
Paychex, Inc.	10,340	420
QUALCOMM, Inc.	52,170	3,514
Red Hat, Inc.(2)	6,210	287
Salesforce.com, Inc.(2)	17,770	922
SanDisk Corp.	7,940	473
Seagate Technology plc	9,400	411
Symantec Corp.	21,980	544
TE Connectivity Ltd.	12,520	648
Teradata Corp.(2)	5,440	302
Teradyne, Inc.(2)	7,350	121
Texas Instruments, Inc.	33,890	1,365
Total System Services, Inc.	5,770	170
VeriSign, Inc.(2)	4,530	231
Visa, Inc. Class A	15,630	2,987
Western Digital Corp.	6,800	431
Western Union Co. (The)	17,500	327
Xerox Corp.	37,210	383

See Notes to Financial Statements

29

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Information Technology (continued)
Xilinx, Inc.	8,610	$403
Yahoo!, Inc.(2)	29,320	972

		81,536

Materials—14.1%
Air Products & Chemicals, Inc.	36,830	3,925
Airgas, Inc.	11,680	1,239
Alcoa, Inc.	188,060	1,527
Allegheny Technologies, Inc.	19,310	589
Ball Corp.	25,560	1,147
Bemis Co., Inc.	18,190	710
CF Industries Holdings, Inc.	10,100	2,129
Cliffs Natural Resources, Inc.(3)	27,220	558
Dow Chemical Co. (The)	211,900	8,137
Du Pont (E.I.) de Nemours & Co.	161,790	9,475
Eastman Chemical Co.	27,100	2,111
Ecolab, Inc.	44,970	4,441
FMC Corp.	24,070	1,726
Freeport-McMoRan Copper & Gold, Inc.	181,750	6,012
International Flavors & Fragrances, Inc.	14,390	1,184
International Paper Co.	78,220	3,504
LyondellBasell Industries N.V. Class A	78,520	5,750
MeadWestvaco Corp.	31,280	1,201
Monsanto Co.	93,350	9,743
Mosaic Co. (The)	59,900	2,577
Newmont Mining Corp.	87,610	2,462
Nucor Corp.	55,970	2,744
Owens-Illinois, Inc.(2)	28,990	870
PPG Industries, Inc.	25,070	4,188
Praxair, Inc.	51,660	6,210
Sealed Air Corp.	34,780	946
Sherwin-Williams Co. (The)	15,330	2,793
Sigma-Aldrich Corp.	21,180	1,807
United States Steel Corp.(3)	25,950	534
Vulcan Materials Co.	22,890	1,186

		91,425

Telecommunication Services—1.7%
AT&T, Inc.	160,830	5,439
CenturyLink, Inc.	18,910	593
Crown Castle International Corp.(2)	8,910	651

	SHARES	VALUE

Telecommunication Services (continued)
Frontier Communications Corp.(3)	36,820	$154
Verizon Communications, Inc.	87,090	4,064
Windstream Holdings, Inc.(3)	19,560	156

		11,057
TOTAL COMMON STOCKS (Identified Cost $477,566)		554,130
EXCHANGE-TRADED FUNDS—14.2%
Health Care Select Sector SPDR Fund	1,818,180	91,945
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $70,149)		91,945
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified Cost $547,715)		646,075
SHORT-TERM INVESTMENTS—0.2%
Money Market Mutual Funds—0.2%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	1,601,467	1,601
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,601)		1,601
SECURITIES LENDING COLLATERAL—0.2%
INVESCO Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.070%)(4)	990,040	990
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $990)		990
TOTAL INVESTMENTS—100.0% (Identified Cost $550,306)		648,666	(1)
Other assets and liabilities, net—0.0%		(217)

NET ASSETS—100.0%		$648,449

See Notes to Financial Statements

30

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

Abbreviations:
REIT	Real Estate Investment Trust
SPDR	S&P Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$554,130	$554,130
Exchange-Traded Funds	91,945	91,945
Securities Lending Collateral	990	990
Short-Term Investments	1,601	1,601

Total Investments	$648,666	$648,666

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

31

VIRTUS ALTERNATIVES DIVERSIFIER FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
AFFILIATED MUTUAL FUNDS—69.6%
Equity Funds—58.4%
Virtus Global Commodities Stock Fund Class I	2,932,665	$26,306
Virtus Global Dividend Fund Class I	3,269,524	45,577
Virtus Global Real Estate Securities Fund Class I	595,986	13,875
Virtus International Real Estate Securities Fund Class I	2,684,111	17,742
Virtus Real Estate Securities Class I	509,251	17,859

		121,359

Fixed Income Funds—11.2%
Virtus Senior Floating Rate Fund Class I	2,370,300	23,205
TOTAL AFFILIATED MUTUAL FUNDS (Identified Cost $128,351)		144,564
EXCHANGE-TRADED FUNDS—30.2%
Market Vectors Agribusiness	77,600	3,983
Market Vectors Coal	199,700	3,794
PowerShares DB Commodity Index Tracking Fund(2)	812,200	20,922
PowerShares DB G10 Currency Harvest Fund(2)	1,219,400	31,156
WisdomTree Managed Futures Strategy Fund	66,700	2,766
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $61,421)		62,621
TOTAL LONG TERM INVESTMENTS—99.8%
(Identified Cost $189,772)		207,185
SHORT-TERM INVESTMENTS—0.1%
Money Market Mutual Funds—0.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	240,029	240
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $240)		240

	VALUE
TOTAL INVESTMENTS—99.9% (Identified Cost $190,012)	$207,425	(1)
Other assets and liabilities, net—0.1%	160

NET ASSETS—100.0%	$207,585

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Affiliated Mutual Funds	$144,564	$144,564
Exchange-Traded Funds	62,621	62,621
Short-Term Investments	240	240

Total Investments	$207,425	$207,425

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

32

VIRTUS DYNAMIC ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

EXCHANGE-TRADED FUNDS—124.9%
Consumer Discretionary Select Sector SPDR Fund	4,979,600	$301,913
Energy Select Sector SPDR Fund	3,541,200	293,495
Financial Select Sector SPDR Fund	14,826,600	295,346
Health Care Select Sector SPDR Fund	5,826,500	294,646
Industrial Select Sector SPDR Fund	6,538,500	303,190
Materials Select Sector SPDR Fund	7,147,200	300,182
Technology Select Sector SPDR Fund	9,286,000	297,430
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,939,913)		2,086,202
TOTAL LONG TERM INVESTMENTS—124.9%
(Identified Cost $1,939,913)		2,086,202 (2)
SHORT-TERM INVESTMENTS—0.2%
Money Market Mutual Funds—0.2%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	2,698,537	2,699
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,699)		2,699
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—125.1%
(Identified Cost $1,942,612)		2,088,901 (1)
SECURITIES SOLD SHORT—(10.8)%
EXCHANGE-TRADED FUNDS SOLD SHORT—(10.8)%
Consumer Staples Select Sector SPDR Fund	2,243,100	(89,276)
Utilities Select Sector SPDR Fund	2,455,400	(91,709)
TOTAL SECURITIES SOLD SHORT—(10.8)%
(Proceeds ($179,296))		(180,985)

	VALUE

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—114.3%
(Identified Cost $1,763,316)	$1,907,916	(1)
Other assets and liabilities, net—(14.3)%	(238,772)

NET ASSETS—100.0%	$1,669,144

Abbreviations:

SPDR	S&P Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All or a portion have been segregated as collateral for margin borrowing and securities sold short.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$2,086,202	$2,086,202
Short-Term Investments	2,699	2,699

Total Investments before Securities Sold Short	$2,088,901	$2,088,901

Liabilities:
Exchange Traded Funds Sold Short	(180,985)	(180,985)

Total Investments net of Securities Sold Short	$1,907,916	$1,907,916

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

33

VIRTUS GLOBAL PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.7%
Consumer Discretionary Select Sector SPDR Fund	195,310	$11,842
Energy Select Sector SPDR Fund	138,190	11,453
Financial Select Sector SPDR Fund	578,470	11,523
Health Care Select Sector SPDR Fund	228,230	11,542
Industrial Select Sector SPDR Fund	255,370	11,841
iShares MSCI Canada Index Fund	215,800	6,109
iShares MSCI Emerging Markets Index Fund	448,920	18,302
iShares MSCI Japan Index Fund	604,500	7,200
iShares MSCI Pacific Ex-Japan Index Fund	127,490	6,075
Materials Select Sector SPDR Fund	278,800	11,710
Technology Select Sector SPDR Fund	360,300	11,540
Vanguard FTSE Europe ETF	370,350	20,188
TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $124,970)		139,325
TOTAL LONG TERM INVESTMENTS—99.7%
(Identified Cost $124,970)		139,325
SHORT-TERM INVESTMENTS—0.1%
Money Market Mutual Funds—0.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	200,289	200
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $200)		200
TOTAL INVESTMENTS—99.8% (Identified Cost $125,170)		139,525	(1)
Other assets and liabilities, net—0.2%		292

NET ASSETS—100.0%		$139,817

Abbreviations:
ETF	Exchange-Traded Fund
SPDR	S&P Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Exchange- Traded Funds	$139,325	$139,325
Short-Term Investments	200	200

Total Investments	$139,525	$139,525

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

34

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SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.3%
Consumer Discretionary—14.4%
Abercrombie & Fitch Co. Class A	35,105	$1,242
Amazon.com, Inc.(2)	164,812	51,527
AutoNation, Inc.(2)	28,687	1,497
AutoZone, Inc.(2)	15,848	6,699
Bed Bath & Beyond, Inc.(2)	97,393	7,534
Best Buy Co., Inc.	120,268	4,510
BorgWarner, Inc.	51,476	5,219
Cablevision Systems Corp. Class A	98,220	1,654
CarMax, Inc.(2)	100,868	4,889
Carnival Corp.	195,883	6,394
CBS Corp. Class B	251,680	13,883
Chipotle Mexican Grill, Inc.(2)	13,748	5,894
Coach, Inc.	125,426	6,839
Comcast Corp. Class A	1,164,804	52,591
Darden Restaurants, Inc.	58,117	2,690
Delphi Automotive plc	126,307	7,379
DIRECTV Class A(2)	228,456	13,650
Discovery Communications, Inc. Class A(2)	103,310	8,721
Dollar General Corp.(2)	133,220	7,522
Dollar Tree, Inc.(2)	99,471	5,686
Expedia, Inc.	48,071	2,490
Family Dollar Stores, Inc.	43,248	3,115
Ford Motor Co.	1,754,549	29,599
Fossil Group, Inc.(2)	22,420	2,606
GameStop Corp. Class A	52,310	2,597
Gannett Co., Inc.	102,525	2,747
Gap, Inc. (The)	123,425	4,972
Garmin Ltd.(3)	55,053	2,488
General Motors Co.(2)	421,151	15,149
Genuine Parts Co.	69,494	5,621
Goodyear Tire & Rubber Co. (The)(2)	109,546	2,459
H&R Block, Inc.	122,375	3,263
Harley-Davidson, Inc.	100,729	6,471
Harman International Industries, Inc.	29,630	1,962
Hasbro, Inc.	50,805	2,395

	SHARES	VALUE

Consumer Discretionary (continued)
Home Depot, Inc. (The)	637,947	$48,388
Horton (D.R.), Inc.	127,119	2,470
Host Hotels & Resorts, Inc.	253,890	4,486
International Game Technology	116,089	2,198
Interpublic Group of Cos., Inc. (The)	186,784	3,209
J.C. Penney Co., Inc.(2)(3)	135,640	1,196
Johnson Controls, Inc.	306,364	12,714
Kohl’s Corp.	91,352	4,727
L Brands, Inc.	108,968	6,658
Leggett & Platt, Inc.	62,285	1,878
Lennar Corp. Class A	74,273	2,629
Lowe’s Cos., Inc.	468,414	22,301
Macy’s, Inc.	168,346	7,284
Marriott International, Inc.	101,739	4,279
Mattel, Inc.	154,176	6,454
McDonald’s Corp.	445,201	42,833
Netflix, Inc.(2)	26,387	8,159
Newell Rubbermaid, Inc.	127,449	3,505
News Corp.(2)	222,815	3,578
NIKE, Inc. Class B	334,653	24,309
Nordstrom, Inc.	64,522	3,626
O’Reilly Automotive, Inc.(2)	48,567	6,197
Omnicom Group, Inc.	115,471	7,325
PetSmart, Inc.	46,497	3,546
Phillips-Van Heusen Corp.	37,028	4,395
priceline.com, Inc.(2)	23,016	23,268
PulteGroup, Inc.	156,384	2,580
Ralph Lauren Corp.	27,202	4,481
Ross Stores, Inc.	97,344	7,087
Scripps Networks Interactive, Inc. Class A	48,950	3,824
Staples, Inc.	294,152	4,309
Starbucks Corp.	336,213	25,878
Starwood Hotels & Resorts Worldwide, Inc.	86,781	5,767
Target Corp.	282,397	18,068
Tiffany & Co.	49,242	3,773
Time Warner Cable, Inc.	127,870	14,270
Time Warner, Inc.	409,724	26,964

See Notes to Financial Statements

35

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SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Consumer Discretionary (continued)
TJX Cos., Inc.	320,034	$18,047
TripAdvisor, Inc.(2)	49,907	3,785
Twenty-First Century Fox, Inc.	884,559	29,633
Urban Outfitters, Inc.(2)	49,750	1,829
VF Corp.	39,077	7,778
Viacom, Inc. Class B	194,191	16,230
Walt Disney Co. (The)	739,909	47,717
Washington Post Co. (The) Class B	1,989	1,216
Whirlpool Corp.	35,911	5,259
Wyndham Worldwide Corp.	60,003	3,658
Wynn Resorts Ltd.	36,188	5,718
Yum! Brands, Inc.	199,686	14,256

		837,693

Energy—14.1%
Anadarko Petroleum Corp.	292,044	27,157
Apache Corp.	232,301	19,778
Baker Hughes, Inc.	292,950	14,384
Cabot Oil & Gas Corp.	455,213	16,989
Cameron International Corp.(2)	196,886	11,492
Chesapeake Energy Corp.	336,400	8,706
Chevron Corp.	984,501	119,617
ConocoPhillips	450,974	31,347
CONSOL Energy, Inc.	182,772	6,150
Denbury Resources, Inc.(2)	374,531	6,895
Devon Energy Corp.	219,811	12,696
Diamond Offshore Drilling, Inc.	56,612	3,528
Ensco plc Class A	116,536	6,264
EOG Resources, Inc.	165,746	28,057
EQT Corp.	75,128	6,665
Exxon Mobil Corp.	1,482,048	127,515
FMC Technologies, Inc.(2)	212,461	11,775
Halliburton Co.	505,204	24,326
Helmerich & Payne, Inc.	53,128	3,663
Hess Corp.	178,897	13,836
Kinder Morgan, Inc.	335,895	11,948
Marathon Oil Corp.	415,737	14,501

	SHARES	VALUE

Energy (continued)
Marathon Petroleum Corp.	156,180	$10,046
Murphy Oil Corp.	118,983	7,177
Nabors Industries Ltd.	238,505	3,830
National Oilwell Varco, Inc.	270,681	21,143
Newfield Exploration Co.(2)	67,688	1,853
Noble Corp.	126,405	4,774
Noble Energy, Inc.	244,164	16,361
Occidental Petroleum Corp.	350,931	32,826
Peabody Energy Corp.	193,598	3,340
Phillips 66	306,230	17,706
Pioneer Natural Resources Co.	156,652	29,576
QEP Resources, Inc.	89,442	2,477
Range Resources Corp.	127,980	9,712
Rowan Cos. plc Class A(2)	167,668	6,157
Schlumberger Ltd.	688,946	60,875
Southwestern Energy Co.(2)	224,243	8,158
Spectra Energy Corp.	449,276	15,379
Tesoro Corp.	210,959	9,278
Valero Energy Corp.	378,469	12,925
Williams Cos., Inc. (The)	483,046	17,564
WPX Energy, Inc.(2)	100,077	1,927

		820,373

Financials—14.0%
ACE Ltd.	115,135	10,772
Aflac, Inc.	157,441	9,760
Allstate Corp. (The)	156,882	7,930
American Express Co.	314,080	23,719
American International Group, Inc.	499,768	24,304
American Tower Corp.	133,713	9,912
Ameriprise Financial, Inc.	67,662	6,163
AON plc	104,552	7,783
Apartment Investment & Management Co. Class A	49,636	1,387
Assurant, Inc.	24,985	1,352

See Notes to Financial Statements

36

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Financials (continued)
AvalonBay Communities, Inc.	41,177	$5,233
Bank of America Corp.	3,636,659	50,186
Bank of New York Mellon Corp. (The)	389,334	11,754
BB&T Corp.	238,272	8,042
Berkshire Hathaway, Inc. Class B(2)	609,211	69,152
BlackRock, Inc.	42,614	11,532
Boston Properties, Inc.	51,585	5,514
Capital One Financial Corp.	198,144	13,620
CBRE Group, Inc.(2)	93,859	2,171
Charles Schwab Corp. (The)	391,453	8,275
Chubb Corp. (The)	86,489	7,720
Cincinnati Financial Corp.	49,961	2,356
Citigroup, Inc.	1,029,298	49,931
CME Group, Inc.	106,381	7,859
Comerica, Inc.	63,222	2,485
Discover Financial Services	162,966	8,236
E*Trade Financial Corp.(2)	97,865	1,615
Equity Residential	113,440	6,077
Fifth Third Bancorp	300,256	5,417
Franklin Resources, Inc.	137,950	6,973
Genworth Financial, Inc. Class A(2)	166,574	2,131
Goldman Sachs Group, Inc. (The)	141,390	22,369
Hartford Financial Services Group, Inc. (The)	154,035	4,794
HCP, Inc.	154,059	6,309
Health Care REIT, Inc.	97,070	6,055
Hudson City Bancorp, Inc.	164,361	1,487
Huntington Bancshares, Inc.	280,841	2,320
IntercontinentalExchange, Inc.(2)	24,685	4,478
Invesco Ltd.	149,341	4,764
JPMorgan Chase & Co.	1,274,210	65,864
KeyCorp	310,733	3,542
Kimco Realty Corp.	138,332	2,792
Legg Mason, Inc.	36,755	1,229
Leucadia National Corp.	106,092	2,890
Lincoln National Corp.	90,404	3,796

	SHARES	VALUE

Financials (continued)
Loews Corp.	102,949	$4,812
M&T Bank Corp.	44,016	4,926
Macerich Co. (The)	47,579	2,685
Marsh & McLennan Cos., Inc.	185,017	8,058
McGraw-Hill Cos., Inc. (The)	92,359	6,058
MetLife, Inc.	379,082	17,798
Moody’s Corp.	65,086	4,578
Morgan Stanley	470,722	12,686
NASDAQ OMX Group, Inc. (The)	40,107	1,287
Northern Trust Corp.	76,415	4,156
NYSE Euronext, Inc.	82,255	3,453
People’s United Financial, Inc.	108,696	1,563
Plum Creek Timber Co., Inc.	54,210	2,539
PNC Financial Services Group, Inc.	179,925	13,036
Principal Financial Group, Inc.	93,102	3,987
Progressive Corp. (The)	187,229	5,098
Prologis, Inc.	168,784	6,350
Prudential Financial, Inc.	157,780	12,304
Public Storage	48,723	7,822
Regions Financial Corp.	479,623	4,441
Simon Property Group, Inc.	105,052	15,572
SLM Corp.	146,929	3,659
State Street Corp.	150,967	9,926
SunTrust Banks, Inc.	182,446	5,915
T. Rowe Price Group, Inc.	88,062	6,334
Torchmark Corp.	30,741	2,224
Travelers Cos., Inc. (The)	126,430	10,717
U.S. Bancorp	622,109	22,757
Unum Group	89,230	2,716
Ventas, Inc.	99,058	6,092
Vornado Realty Trust	58,876	4,949
Wells Fargo & Co.	1,635,628	67,584
Weyerhaeuser Co.	196,253	5,619
XL Group plc	98,053	3,022
Zions Bancorp	62,934	1,726

		818,499

See Notes to Financial Statements

37

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Health Care—14.1%
Abbott Laboratories	555,004	$18,421
AbbVie, Inc.	666,378	29,807
Actavis, Inc.(2)	76,888	11,072
Aetna, Inc.	161,016	10,308
Agilent Technologies, Inc.	139,364	7,142
Alexion Pharmaceuticals, Inc.(2)	81,840	9,506
Allergan, Inc.	128,544	11,627
AmerisourceBergen Corp.	101,037	6,173
Amgen, Inc.	316,652	35,446
Bard (C.R.), Inc.	35,517	4,092
Baxter International, Inc.	232,073	15,245
Becton, Dickinson & Co.	83,604	8,362
Biogen Idec, Inc.(2)	102,138	24,591
Boston Scientific Corp.(2)	571,099	6,705
Bristol-Myers Squibb Co.	697,127	32,263
Cardinal Health, Inc.	143,558	7,487
CareFusion Corp.(2)	90,321	3,333
Celgene Corp.(2)	172,863	26,609
Cerner Corp.(2)	124,308	6,532
CIGNA Corp.	122,996	9,453
Covidien plc	193,798	11,810
DaVita, Inc.(2)	74,339	4,230
DENTSPLY International, Inc.	60,137	2,611
Edwards Lifesciences Corp.(2)	47,629	3,316
Eli Lilly & Co.	417,696	21,023
Express Scripts Holding Co.(2)	360,296	22,259
Forest Laboratories, Inc.(2)	100,709	4,309
Gilead Sciences, Inc.(2)	643,352	40,428
Hospira, Inc.(2)	70,868	2,779
Humana, Inc.	71,370	6,661
Intuitive Surgical, Inc.(2)	16,679	6,276
Johnson & Johnson	1,184,481	102,683
Laboratory Corp. of America Holdings(2)	37,959	3,763
Life Technologies Corp.(2)	72,586	5,432

	SHARES	VALUE

Health Care (continued)
McKesson Corp.	99,220	$12,730
Medtronic, Inc.	422,194	22,482
Merck & Co., Inc.	1,230,010	58,561
Mylan, Inc.(2)	162,326	6,196
Patterson Cos., Inc.	35,940	1,445
PerkinElmer, Inc.	47,594	1,797
Perrigo Co.	39,657	4,893
Pfizer, Inc.	2,782,624	79,889
Quest Diagnostics, Inc.	66,371	4,101
Regeneron Pharmaceuticals, Inc.(2)	32,876	10,284
St. Jude Medical, Inc.	124,305	6,668
Stryker Corp.	126,314	8,538
Tenet Healthcare Corp.(2)	44,410	1,829
Thermo Fisher Scientific, Inc.	151,529	13,963
UnitedHealth Group, Inc.	430,846	30,853
Varian Medical Systems, Inc.(2)	44,915	3,356
Vertex Pharmaceuticals, Inc.(2)	97,850	7,418
Waters Corp.(2)	35,906	3,814
WellPoint, Inc.	129,308	10,811
Zimmer Holdings, Inc.	72,243	5,934
Zoetis, Inc.	210,283	6,544

		823,860

Industrials—14.4%
3M Co.	330,748	39,495
ADT Corp. (The)	99,348	4,039
Ametek, Inc.	121,900	5,610
Avery Dennison Corp.	153,950	6,700
Boeing Co. (The)	359,792	42,276
Caterpillar, Inc.	337,063	28,101
Cintas Corp.	61,595	3,154
CSX Corp.	610,118	15,704
Cummins, Inc.	159,315	21,168
Danaher Corp.	333,737	23,135
Deere & Co.	212,353	17,283
Delta Air Lines, Inc.	426,188	10,054
Dover Corp.	102,590	9,216
Dun & Bradstreet Corp.	19,211	1,995
Eaton Corp. plc	287,833	19,814
Emerson Electric Co.	375,845	24,317
Equifax, Inc.	81,981	4,907

See Notes to Financial Statements

38

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Industrials (continued)
Expeditors International of Washington, Inc.	103,543	$4,562
Fastenal Co.	135,525	6,810
FedEx Corp.	158,276	18,061
Flowserve Corp.	69,849	4,358
Fluor Corp.	117,781	8,358
General Dynamics Corp.	179,693	15,727
General Electric Co.	3,745,746	89,486
Grainger (W.W.), Inc.	40,281	10,542
Honeywell International, Inc.	411,348	34,158
Illinois Tool Works, Inc.	217,574	16,594
Ingersoll-Rand plc	134,444	8,731
Iron Mountain, Inc.	86,341	2,333
Jacobs Engineering Group, Inc.(2)	65,312	3,800
Joy Global, Inc.	53,473	2,729
Kansas City Southern	54,754	5,988
L-3 Communications Holdings, Inc.	45,120	4,264
Lockheed Martin Corp.	141,992	18,111
Masco Corp.	199,131	4,237
Nielsen Holdings NV	106,533	3,883
Norfolk Southern Corp.	181,922	14,072
Northrop Grumman Corp.	123,525	11,767
PACCAR, Inc.	204,551	11,385
Pall Corp.	81,178	6,254
Parker Hannifin Corp.	93,471	10,162
PentAir, Inc.	98,928	6,424
Pitney Bowes, Inc.(3)	117,786	2,142
Precision Castparts Corp.	72,299	16,429
Quanta Services, Inc.(2)	106,182	2,921
Raytheon Co.	175,305	13,511
Republic Services, Inc.	134,884	4,500
Robert Half International, Inc.	97,554	3,808
Robinson (C.H.) Worldwide, Inc.	79,186	4,716
Rockwell Automation, Inc.	89,123	9,531
Rockwell Collins, Inc.	86,661	5,881
Roper Industries, Inc.	49,270	6,546
Ryder System, Inc.	47,218	2,819
Snap-On, Inc.	29,024	2,888
Southwest Airlines Co.	384,655	5,601

	SHARES	VALUE

Industrials (continued)
Stanley Black & Decker, Inc.	79,518	$7,202
Stericycle, Inc.(2)	42,657	4,923
Textron, Inc.	175,817	4,854
Tyco International Ltd.	229,638	8,033
Union Pacific Corp.	250,788	38,957
United Parcel Service, Inc. Class B	365,127	33,362
United Technologies Corp.	435,638	46,970
Waste Management, Inc.	236,333	9,746
Xylem, Inc.	94,096	2,628

		837,732

Information Technology—12.5%
Accenture plc Class A	174,618	12,859
Adobe Systems, Inc.(2)	129,852	6,745
Akamai Technologies, Inc.(2)	54,703	2,828
Altera Corp.	93,156	3,462
Amphenol Corp. Class A	46,204	3,575
Analog Devices, Inc.	88,911	4,183
Apple, Inc.	246,059	117,309
Applied Materials, Inc.	334,200	5,862
Autodesk, Inc.(2)	64,420	2,652
Automatic Data Processing, Inc.	133,179	9,639
Broadcom Corp. Class A	154,325	4,014
CA, Inc.	93,543	2,775
Cisco Systems, Inc.	1,452,150	34,009
Citrix Systems, Inc.(2)	54,076	3,818
Cognizant Technology Solutions Corp. Class A(2)	84,955	6,977
Computer Sciences Corp.	42,304	2,189
Corning, Inc.	403,194	5,883
Dell, Inc.	401,392	5,527
eBay, Inc.(2)	321,019	17,910
Electronic Arts, Inc.(2)	88,767	2,268
EMC Corp.	571,206	14,600
F5 Networks, Inc.(2)	21,173	1,816
Fidelity National Information Services, Inc.	86,522	4,018

See Notes to Financial Statements

39

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Information Technology (continued)
First Solar, Inc.(2)	18,668	$751
Fiserv, Inc.(2)	37,263	3,765
FLIR Systems, Inc.	41,802	1,313
Google, Inc. Class A(2)	75,758	66,357
Harris Corp.	31,694	1,879
Hewlett-Packard Co.	432,588	9,076
Intel Corp.	1,150,648	26,373
International Business Machines Corp.	278,901	51,647
Intuit, Inc.	84,503	5,603
Jabil Circuit, Inc.	58,301	1,264
JDS Uniphase Corp.(2)	81,117	1,193
Juniper Networks, Inc.(2)	141,752	2,815
KLA-Tencor Corp.	48,291	2,939
Lam Research Corp.(2)	44,195	2,262
Linear Technology Corp.	67,851	2,691
LSI Corp.	162,699	1,272
MasterCard, Inc. Class A	28,744	19,338
Microchip Technology, Inc.	58,478	2,356
Micron Technology, Inc.(2)	299,366	5,230
Microsoft Corp.	2,053,077	68,388
Molex, Inc.	43,387	1,671
Motorola Solutions, Inc.	65,643	3,898
NetApp, Inc.	96,952	4,132
NVIDIA Corp.	165,707	2,578
Oracle Corp.	971,158	32,213
Paychex, Inc.	92,438	3,757
QUALCOMM, Inc.	467,445	31,487
Red Hat, Inc.(2)	55,800	2,575
Salesforce.com, Inc.(2)	159,451	8,277
SanDisk Corp.	71,082	4,230
Seagate Technology plc	84,927	3,715
Symantec Corp.	195,296	4,834
TE Connectivity Ltd.	111,958	5,797
Teradata Corp.(2)	48,382	2,682
Teradyne, Inc.(2)	64,801	1,071
Texas Instruments, Inc.	302,879	12,197
Total System Services, Inc.	51,603	1,518
VeriSign, Inc.(2)	40,370	2,054
Visa, Inc. Class A	139,810	26,718
Western Digital Corp.	59,969	3,802
Western Union Co. (The)	154,568	2,884

	SHARES	VALUE

Information Technology (continued)
Xerox Corp.	335,230	$3,450
Xilinx, Inc.	77,248	3,620
Yahoo!, Inc.(2)	261,420	8,669

		729,259

Materials—14.1%
Air Products & Chemicals, Inc.	329,905	35,158
Airgas, Inc.	104,675	11,101
Alcoa, Inc.	1,698,122	13,789
Allegheny Technologies, Inc.	172,500	5,265
Ball Corp.	229,634	10,306
Bemis Co., Inc.	163,662	6,384
CF Industries Holdings, Inc.	90,356	19,050
Cliffs Natural Resources, Inc.(3)	245,551	5,034
Dow Chemical Co. (The)	1,899,454	72,939
Du Pont (E.I.) de Nemours & Co.	1,449,343	84,873
Eastman Chemical Co.	243,216	18,947
Ecolab, Inc.	402,961	39,796
FMC Corp.	215,344	15,444
Freeport-McMoRan Copper & Gold, Inc.	1,628,976	53,886
International Flavors & Fragrances, Inc.	129,379	10,648
International Paper Co.	701,811	31,441
LyondellBasell Industries N.V. Class A	700,992	51,334
MeadWestvaco Corp.	281,067	10,787
Monsanto Co.	836,721	87,329
Mosaic Co. (The)	536,508	23,081
Newmont Mining Corp.	784,101	22,033
Nucor Corp.	501,283	24,573
Owens-Illinois, Inc.(2)	261,018	7,836
PPG Industries, Inc.	224,853	37,564
Praxair, Inc.	462,763	55,629
Sealed Air Corp.	310,936	8,454
Sherwin-Williams Co. (The)	137,220	24,999
Sigma-Aldrich Corp.	189,736	16,184
United States Steel Corp.(3)	232,006	4,777

See Notes to Financial Statements

40

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE

Materials (continued)
Vulcan Materials Co.	206,566	$10,702

		819,343

Telecommunication Services—1.7%
AT&T, Inc.	1,438,397	48,647
CenturyLink, Inc.	170,267	5,343
Crown Castle International Corp.(2)	79,398	5,798
Frontier Communications Corp.(3)	320,861	1,338
Verizon Communications, Inc.	779,218	36,358
Windstream Holdings, Inc.(3)	175,468	1,404

		98,888
TOTAL COMMON STOCKS (Identified Cost $4,981,063)		5,785,647
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified Cost $4,981,063)		5,785,647
SHORT-TERM INVESTMENTS—0.3%
Money Market Mutual Funds—0.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	14,611,575	14,612
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $14,612)		14,612
SECURITIES LENDING COLLATERAL—0.2%
INVESCO Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.070%)(4)	12,403,180	12,403
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $12,403)		12,403
TOTAL INVESTMENTS—99.8% (Identified Cost $5,008,078)		5,812,662	(1)
Other assets and liabilities, net—0.2%		12,656

NET ASSETS—100.0%		$5,825,318

Abbreviations:

REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$5,785,647	$5,785,647
Securities Lending Collateral	12,403	12,403
Short-Term Investments	14,612	14,612

Total Investments	$5,812,662	$5,812,662

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

41

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

Allocator Premium AlphaSector® Fund
Assets
Investment in unaffiliated securities at value(1)(3)	$592,301
Investments in affiliated funds at value(2)	—
Foreign currency at value(4)	—
Cash	—
Deposits with prime broker	—
Receivables
Investment securities sold	—
Fund shares sold	5,632
Dividends and interest receivable	294
Tax reclaims	—
Prepaid trustee retainer	3
Prepaid expenses	37

Total assets	598,267

Liabilities
Securities sold short at value(5)	—
Payables
Fund shares repurchased	1,388
Investment securities purchased	1,804
Collateral on securities loaned	—
Loan payable (See Note 12)	—
Investment advisory fee	522
Distribution and service fees	203
Administration fee	61
Transfer agent fees and expenses	89
Trustees’ fees and expenses	1
Professional fees	18
Other accrued expenses	41

Total liabilities	4,127

Net Assets	$594,140

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$552,135
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	230
Net unrealized appreciation (depreciation) on investments	41,775
Net unrealized appreciation (depreciation) on securities sold short	—

Net Assets	$594,140

Class A
Net asset value (net assets/shares outstanding) per share	$11.28
Maximum offering price per share NAV/(1–5.75%)	$11.97
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,165,657
Net Assets	$114,697
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—
Net Assets	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$11.19
Shares of beneficial interest outstanding, no par value, unlimited authorization	20,595,559
Net Assets	$230,459
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.31
Shares of beneficial interest outstanding, no par value, unlimited authorization	22,015,336
Net Assets	$248,984

(1) Investment in unaffiliated securities at cost	$550,526
(2) Investment in affiliated funds at cost	—
(3) Market value of securities on loan	—
(4) Foreign currency at cost	—
(5) Proceeds from securities sold short	—

(6)	Amount is less than $500.

See Notes to Financial Statements

42

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2013

AlphaSector® Rotation Fund	Alternatives Diversifier Fund		Dynamic AlphaSector® Fund	Global Premium AlphaSector® Fund		Premium AlphaSector® Fund

$648,666	$62,861		$2,088,901	$139,525		$5,812,662
—	144,564		—	—		—
—	—		1	—		—
—	—		5,461	—		—
—	—		174,399	—		—

83	1,228		1,827	—		3,196
2,894	315		25,070	1,280		33,504
654	—	(6)	14	—	(6)	6,344
—	—		5	—		—
3	1		8	1		31
48	32		101	20		182

652,348	209,001		2,295,787	140,826		5,855,919

—	—		180,985	—		—

2,169	472		8,693	104		6,729
53	800		23,877	672		3,075
990	—		—	—		12,403
—	—		409,811	—		—
237	—		2,332	122		5,161
228	48		330	45		1,441
67	22		165	14		599
109	44		228	23		831
1	—	(6)	2	—	(6)	6
18	18		18	18		22
27	12		202	11		334

3,899	1,416		626,643	1,009		30,601

$648,449	$207,585		$1,669,144	$139,817		$5,825,318

$506,069	$274,501		$1,536,632	$123,064		$4,932,944
1,517	960		—	—		6,317
42,503	(85,289)		(12,088)	2,398		81,473
98,360	17,413		146,289	14,355		804,584
—	—		(1,689)	—		—

$648,449	$207,585		$1,669,144	$139,817		$5,825,318

$13.87	$10.97		$11.73	$11.76		$15.52
$14.72	$11.64		$12.45	$12.48		$16.47
18,562,495	4,681,262		56,335,473	4,821,784		124,835,059
$257,492	$51,339		$660,921	$56,689		$1,937,456

$—	$—		$10.94	$—		$—
—	—		11,867	—		—
$—	$—		$130	$—		$—

$13.73	$10.83		$10.88	$11.64		$15.39
15,872,997	4,141,661		24,239,929	3,799,013		84,962,362
$217,861	$44,850		$263,722	$44,239		$1,307,857

$13.87	$10.98		$11.84	$11.80		$15.54
12,480,319	10,146,177		62,884,632	3,296,370		165,970,951
$173,096	$111,396		$744,371	$38,889		$2,580,005

$550,306	$61,661		$1,942,612	$125,170		$5,008,078
—	$128,351		—	—		—
$966	—		—	—		$12,102
—	—		1	—		—
—	—		179,296	—		—

See Notes to Financial Statements

43

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2013

(Reported in thousands)

	Allocator Premium AlphaSector® Fund
Investment Income
Dividends	$9,812
Dividend income from affiliated funds	—
Interest	—	(1)
Security lending	—
Foreign taxes withheld	—

Total investment income	9,812

Expenses
Investment advisory fees	5,043
Service fees, Class A	220
Distribution and service fees, Class B	—
Distribution and service fees, Class C	1,753
Administration fees	584
Transfer agent fees and expenses	534
Registration fees	109
Printing fees and expenses	29
Custodian fees	12
Professional fees	22
Trustees’ fees and expenses	19
Miscellaneous expenses	24

Total expenses	8,349

Dividends on short sales	—
Interest expense on short sales	—

Total expenses, including dividends and interest expense on short sales	8,349
Less expenses reimbursed, waiver and/or recaptured by investment adviser	(32)

Net expenses	8,317

Net investment income (loss)	1,495

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	3,393
Net realized gain (loss) on affiliated investments	—
Net realized gain (loss) on securities sold short	—
Net realized gain (loss) on foreign currency transactions	—
Capital gain distributions from affiliated funds	59
Net change in unrealized appreciation (depreciation) on investments	21,137
Net change in unrealized appreciation (depreciation) on securities sold short	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	—

Net gain (loss) on investments	24,589

Net increase (decrease) in net assets resulting from operations	$26,084

(1)	Amount is less than $500.

See Notes to Financial Statements

44

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2013

AlphaSector® Rotation Fund		Alternatives Diversifier Fund	Dynamic AlphaSector® Fund	Global Premium AlphaSector® Fund	Premium AlphaSector® Fund

$12,391		$3	$23,623	$2,086	$105,001
—		4,227	—	—	—
—	(1)	—	—	—	—	(1)
—	(1)	—	—	—	5
(25)		—	—	—	(235)

12,366		4,230	23,623	2,086	104,771

2,418		—	14,935	1,107	48,240
541		149	830	105	3,854
—		—	1	—	—
1,804		520	1,056	308	9,679
685		240	996	128	5,585
728		360	891	130	5,183
80		52	280	66	422
37		17	47	8	249
17		2	18	4	114
22		22	23	20	52
23		8	26	4	182
31		13	28	8	219

6,386		1,383	19,131	1,888	73,779

—		—	1,744	—	—
—		—	1,293	—	—

6,386		1,383	22,168	1,888	73,779
(22)		(75)	(794)	30	—

6,364		1,308	21,374	1,918	73,779

6,002		2,922	2,249	168	30,992

49,042		(1,043)	(2,405)	3,515	125,067
—		2,816	—	—	—
—		—	(3,552)	—	—
—		—	(1)	—	—
—		3	—	—	—
38,254		(5,584)	132,288	8,020	493,185
—		—	(1,689)	—	—
—		—	1	—	—

87,296		(3,808)	124,642	11,535	618,252

$93,298		$(886)	$126,891	$11,703	$649,244

See Notes to Financial Statements

45

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Allocator Premium AlphaSector® Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,495	$1,298
Net realized gain (loss)	3,452	(104)
Net change in unrealized appreciation (depreciation)	21,137	21,039

Increase (decrease) in net assets resulting from operations	26,084	22,233

From Distributions to Shareholders
Net investment income, Class A	(380)	(322)
Net investment income, Class C	—	(284)
Net investment income, Class I	(1,170)	(778)
Net realized short-term gains, Class A	(133)	—
Net realized short-term gains, Class C	(198)	—
Net realized short-term gains, Class I	(357)	—
Net realized long-term gains, Class A	—	—
Net realized long-term gains, Class B	—	—
Net realized long-term gains, Class C	—	—
Net realized long-term gains, Class I	—	—

Decrease in net assets from distributions to shareholders	(2,238)	(1,384)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	43,974	49,957
Change in net assets from share transactions, Class C	90,181	90,479
Change in net assets from share transactions, Class I	92,053	119,048

Increase (decrease) in net assets from share transactions	226,208	259,484

Net increase (decrease) in net assets	250,054	280,333

Net Assets
Beginning of fiscal year	344,086	63,753

End of fiscal year	$594,140	$344,086

Accumulated undistributed net investment income (loss) at end of fiscal year	$—	$54

(1)	Amount is less than $500.

See Notes to Financial Statements

46

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (Continued)

AlphaSector® Rotation Fund		Alternatives Diversifier Fund
Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

$6,002	$4,824	$2,922	$1,282
49,042	17,276	1,776	(1,974)
38,254	49,879	(5,584)	25,432

93,298	71,979	(886)	24,740

(2,779)	(2,025)	(1,146)	(432)
(1,082)	(477)	(471)	—
(2,166)	(1,415)	(811)	(356)
(6,055)	—	—	—
(4,881)	—	—	—
(3,799)	—	—	—
(193)	(3,678)	—	—
—	—	—	—
(156)	(2,930)	—	—
(121)	(2,065)	—	—

(21,232)	(12,590)	(2,428)	(788)

29,158	(10,816)	(13,443)	(23,700)
36,189	(7,053)	(12,108)	(17,771)
32,109	22,396	76,061	(4,101)

97,456	4,527	50,510	(45,572)

169,522	63,916	47,196	(21,620)

478,927	415,011	160,389	182,009

$648,449	$478,927	$207,585	$160,389

$1,517	$1,541	$960	$817

See Notes to Financial Statements

47

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Dynamic AlphaSector® Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,249	$435
Net realized gain (loss)	(5,958)	(1,637)
Net change in unrealized appreciation (depreciation)	130,600	13,842

Increase (decrease) in net assets resulting from operations	126,891	12,640

From Distributions to Shareholders
Net investment income, Class A	(1,254)	—
Net investment income, Class C	—	—
Net investment income, Class I	(1,627)	—
Net realized short-term gains, Class A	—	—
Net realized short-term gains, Class C	—	—
Net realized short-term gains, Class I	—	—
Tax Return of Capital, Class A	(593)	—
Tax Return of Capital, Class C	(162)	—
Tax Return of Capital, Class I	(743)	—

Decrease in net assets from distributions to shareholders	(4,379)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	498,319	97,804
Change in net assets from share transactions, Class B	(42)	(123)
Change in net assets from share transactions, Class C	221,358	23,714
Change in net assets from share transactions, Class I	577,651	78,130

Increase (decrease) in net assets from share transactions	1,297,286	199,525

Net increase (decrease) in net assets	1,419,798	212,165

Net Assets
Beginning of fiscal year	249,346	37,181

End of fiscal year	$1,669,144	$249,346

Accumulated undistributed net investment income (loss) at end of fiscal year	$—	$436

(1)	Amount is less than $500.

See Notes to Financial Statements

48

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Global Premium AlphaSector® Fund		Premium AlphaSector® Fund
Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

$168	$435	$30,992	$22,858
3,515	562	125,067	104,369
8,020	6,545	493,185	301,805

11,703	7,542	649,244	429,032

(171)	(101)	(11,572)	(8,316)
(5)	(26)	(1,256)	(520)
(94)	(241)	(17,821)	(11,441)
(184)	—	—	—
(115)	—	—	—
(101)	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(670)	(368)	(30,649)	(20,277)

23,979	20,024	395,391	207,329
—	—	—	—
20,113	14,429	404,585	224,349
16,830	6,318	836,994	558,672

60,922	40,771	1,636,970	990,350

71,955	47,945	2,255,565	1,399,105

67,862	19,917	3,569,753	2,170,648

$139,817	$67,862	$5,825,318	$3,569,753

$—	$102	$6,317	$5,974

See Notes to Financial Statements

49

VIRTUS DYNAMIC ALPHASECTOR® FUND

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED SEPTEMBER 30, 2013

($ reported in thousands)

Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$126,891

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	1,099,265
Purchase of long-term investments	(2,732,698)
Proceeds from securities sold short	323,468
Purchases to cover short positions	(147,724)
Net proceeds from sales of short-term securities	1,044
Net change in unrealized (appreciation)/depreciation	(130,599)
Net realized loss from sales of long-term investments	2,452
Net realized loss from sales of securities sold short	3,552
Increase in deposits with broker for borrowings	(172,701)
Decrease in dividends and interest receivable	1,690
Decrease in securities sold receivable	(1,827)
Increase in prepaid expenses	(53)
Increase in prepaid trustee retainer	(7)
Decrease in tax reclaim receivable	7
Increase in purchases payable	11,234
Increase in Trustees’ fees and expenses payable	2
Increase in professional fees payable	— (1)
Increase in investment advisory fee payable	2,005
Increase in distribution and service fees payable	291
Increase in administration fee payable	142
Increase in transfer agent fees and expenses payable	191
Increase in other accrued expenses payable	173

Cash used for operating activities	(1,613,202)

Cash provided by (used for) financing activities:
Proceeds and repayments of borrowings	335,241
Proceeds from shares sold	1,440,752
Shares redeemed	(156,414)
Cash dividends paid to shareholders	(915)

Cash provided by financing activities:	1,618,664

Cash impact from foreign exchange fluctuations

Net increase (decrease) in cash	5,462

Cash:
Cash and foreign currency at beginning of period	—

Cash and foreign currency at end of period	$5,462

Cash flow information:
Reinvestment of dividends and distributions	$3,464
Cash paid during the period for interest	1,293

(1)	Amount less than $500.

See Notes to Financial Statements

50

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Allocator Premium AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$10.67	0.06	0.62	0.68	(0.05)	(0.02)	(0.07)	0.61	$11.28	6.39%		$114,697	1.64	%(13)	1.64	%(13)	0.51%		275%
10/1/11 to 9/30/12	9.69	0.09	0.98	1.07	(0.09)	—	(0.09)	0.98	10.67	11.08		66,122	1.73		1.70		0.84		211
3/15/11(6) to 9/30/11	10.00	0.07	(0.38)	(0.31)	—	—	—	(0.31)	9.69	(3.10	)(4)	12,232	1.75	(3)	2.17	(3)	1.35	(3)	153	(4)
Class C
10/1/12 to 9/30/13	$10.60	(0.02)	0.63	0.61	—	(0.02)	(0.02)	0.59	$11.19	5.71%		$230,459	2.37	%(13)	2.39	%(13)	(0.23)%		275%
10/1/11 to 9/30/12	9.66	0.02	0.96	0.98	(0.04)	—	(0.04)	0.94	10.60	10.13		131,330	2.45		2.45		0.16		211
3/15/11(6) to 9/30/11	10.00	0.02	(0.36)	(0.34)	—	—	—	(0.34)	9.66	(3.40	)(4)	32,390	2.50	(3)	2.85	(3)	0.43	(3)	153	(4)
Class I
10/1/12 to 9/30/13	$10.69	0.08	0.63	0.71	(0.07)	(0.02)	(0.09)	0.62	$11.31	6.70%		$248,984	1.39	%(13)	1.39	%(13)	0.74%		275%
10/1/11 to 9/30/12	9.71	0.12	0.96	1.08	(0.10)	—	(0.10)	0.98	10.69	11.24		146,634	1.49		1.46		1.17		211
3/15/11(6) to 9/30/11	10.00	0.10	(0.39)	(0.29)	—	—	—	(0.29)	9.71	(2.90	)(4)	19,131	1.50	(3)	2.01	(3)	1.82	(3)	153	(4)

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

51

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (In thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
AlphaSector® Rotation Fund
Class A
10/1/12 to 9/30/13	$12.15	0.17	—	2.11	2.28	(0.17)	(0.39)	(0.56)	1.72	$13.87	19.63%	$257,492	1.00%	1.00%	1.29%	123%
10/1/11 to 9/30/12	10.67	0.14	—	1.68	1.82	(0.12)	(0.22)	(0.34)	1.48	12.15	17.51	199,268	1.02	1.02	1.22	190
10/1/10 to 9/30/11	10.18	0.11	—	0.54	0.65	(0.16)	—	(0.16)	0.49	10.67	6.20	184,613	1.04	1.04	0.97	134
10/1/09 to 9/30/10	9.34	0.14	—	0.76	0.90	(0.06)	—	(0.06)	0.84	10.18	9.63	192,375	1.06	1.06	1.41	245
10/1/08 to 9/30/09	9.95	0.15	—	(0.48)	(0.33)	(0.15)	(0.13)	(0.28)	(0.61)	9.34	(2.81)	37,722	0.64	0.64	1.80	131
Class C
10/1/12 to 9/30/13	$12.03	0.07	—	2.10	2.17	(0.08)	(0.39)	(0.47)	1.70	$13.73	18.80%	$217,861	1.74%	1.75%	0.57%	123%
10/1/11 to 9/30/12	10.56	0.06	—	1.67	1.73	(0.04)	(0.22)	(0.26)	1.47	12.03	16.60	157,461	1.75	1.77	0.53	190
10/1/10 to 9/30/11	10.09	0.04	—	0.52	0.56	(0.09)	—	(0.09)	0.47	10.56	5.49	144,813	1.71	1.79	0.33	134
10/1/09 to 9/30/10	9.29	0.07	—	0.75	0.82	(0.02)	—	(0.02)	0.80	10.09	8.79	133,453	1.81	1.81	0.68	245
10/1/08 to 9/30/09	9.88	0.08	—	(0.45)	(0.37)	(0.09)	(0.13)	(0.22)	(0.59)	9.29	(3.41)	40,118	1.38	1.38	1.03	131
Class I
10/1/12 to 9/30/13	$12.15	0.20	—	2.11	2.31	(0.20)	(0.39)	(0.59)	1.72	$13.87	19.92%	$173,096	0.75%	0.75%	1.56%	123%
10/1/11 to 9/30/12	10.67	0.17	—	1.68	1.85	(0.15)	(0.22)	(0.37)	1.48	12.15	17.71	122,198	0.77	0.77	1.53	190
10/1/10 to 9/30/11	10.18	0.14	—	0.54	0.68	(0.19)	—	(0.19)	0.49	10.67	6.56	85,585	0.82	0.82	1.26	134
10/1/09(6) to 9/30/10	9.11	0.20	—	0.94	1.14	(0.07)	—	(0.07)	1.07	10.18	12.63 (4)	112,132	0.83 (3)	0.83 (3)	2.04 (3)	245

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

52

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Alternatives Diversifier Fund
Class A
10/1/12 to 9/30/13	$11.10	0.21	—	(0.13)	0.08	(0.21)	—	(0.21)	(0.13)	$10.97	0.73%	$51,339	0.58	%(7)	0.63%	1.93%	24%
10/1/11 to
9/30/12	9.68	0.10	—	1.38	1.48	(0.06)	—	(0.06)	1.42	11.10	15.37	65,463	0.45		0.65	0.95	29
10/1/10 to
9/30/11(11)	10.05	0.21	0.07	(0.49)	(0.21)	(0.16)	—	(0.16)	(0.37)	9.68	(2.12)	79,103	0.45		0.65	1.96	18
10/1/09 to
9/30/10	9.43	0.18	0.02	0.64	0.84	(0.22)	—	(0.22)	0.62	10.05	8.91	115,081	0.45		0.75	1.87	4
10/1/08 to
9/30/09	10.62	0.13	0.01	(1.22)	(1.08)	(0.11)	—	(0.11)	(1.19)	9.43	(10.00)	167,472	0.29		0.58	1.62	20
Class C
10/1/12 to 9/30/13	$10.93	0.13	—	(0.13)	—	(0.10)	—	(0.10)	(0.10)	$10.83	(0.05)%	$44,850	1.33	%(7)	1.38%	1.22%	24%
10/1/11 to
9/30/12	9.55	0.02	—	1.36	1.38	—	—	—	1.38	10.93	14.45	57,336	1.20		1.40	0.20	29
10/1/10 to
9/30/11(11)	9.95	0.13	0.07	(0.48)	(0.28)	(0.12)	—	(0.12)	(0.40)	9.55	(2.82)	66,411	1.20		1.40	1.20	18
10/1/09 to
9/30/10	9.34	0.10	0.02	0.64	0.76	(0.15)	—	(0.15)	0.61	9.95	8.06	85,330	1.20		1.50	1.07	4
10/1/08 to
9/30/09	10.50	0.07	0.01	(1.19)	(1.11)	(0.05)	—	(0.05)	(1.16)	9.34	(10.55)	101,083	1.04		1.33	0.91	20
Class I
10/1/12 to 9/30/13	$11.12	0.16	—	(0.05)	0.11	(0.25)	—	(0.25)	(0.14)	$10.98	1.00%	$111,396	0.36	%(7)	0.38%	1.48%	24%
10/1/11 to
9/30/12	9.70	0.13	—	1.38	1.51	(0.09)	—	(0.09)	1.42	11.12	15.63	37,590	0.20		0.40	1.21	29
10/1/10 to
9/30/11(11)	10.06	0.23	0.06	(0.48)	(0.19)	(0.17)	—	(0.17)	(0.36)	9.70	(1.89)	36,495	0.20		0.39	2.16	18
10/1/09(6) to
9/30/10	9.27	0.18	0.01	0.84	1.03	(0.24)	—	(0.24)	0.79	10.06	11.11 (4)	31,732	0.20	(3)	0.51 (3)	1.83 (3)	4

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

53

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Expenses (including dividends and interest on short sales after expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Expenses (including dividends and interest on short sales before expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Dynamic AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$9.90	0.03	1.87	1.90	(0.04)	—	(0.03)	(0.07)	1.83	$11.73	19.32%	$660,921	2.73	%(7)(9)	2.83	%(9)	0.27%		137%
10/1/11 to 9/30/12	9.09	0.08	0.73	0.81	—	—	—	—	0.81	9.90	8.91	109,724	2.78	(9)	3.06	(9)	0.86		165
10/1/10 to 9/30/11	10.57	(0.28)	(0.91)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	9.09	(11.59)	6,615	4.35		4.65		(2.79)		186
10/1/09 to 9/30/10	10.50	(0.25)	0.32	0.07	—	—	—	—	0.07	10.57	0.67	17,556	3.76	(7)	4.04		(2.33)		155
10/1/08 to 9/30/09	9.81	(0.01)	0.70	0.69	—	—	—	—	0.69	10.50	7.03	74,749	4.04		4.23		(0.08)		253
Class B
10/1/12 to 9/30/13	$9.24	(0.07)	1.77	1.70	—	—	—	—	1.70	$10.94	18.40%	$130	3.41	%(7)(9)	3.52	%(9)	(0.71)%		137%
10/1/11 to 9/30/12	8.54	(0.19)	0.89	0.70	—	—	—	—	0.70	9.24	8.20	150	4.23	(9)	4.81	(9)	(2.19)		165
10/1/10 to 9/30/11	10.04	(0.33)	(0.88)	(1.21)	—	(0.29)	—	(0.29)	(1.50)	8.54	(12.42)	260	5.02		5.32		(3.49)		186
10/1/09 to 9/30/10	10.06	(0.32)	0.30	(0.02)	—	—	—	—	(0.02)	10.04	(0.20)	670	4.55	(7)	4.83		(3.15)		155
10/1/08 to 9/30/09	9.47	(0.08)	0.67	0.59	—	—	—	—	0.59	10.06	6.23	1,435	4.83		5.02		(0.79)		253
Class C
10/1/12 to 9/30/13	$9.21	(0.04)	1.74	1.70	—	—	(0.03)	(0.03)	1.67	$10.88	18.48%	$263,722	3.52	%(7)(9)	3.62	%(9)	(0.38)%		137%
10/1/11 to 9/30/12	8.52	0.01	0.68	0.69	—	—	—	—	0.69	9.21	8.10	27,123	3.61	(9)	3.91	(9)	0.12		165
10/1/10 to 9/30/11	10.00	(0.33)	(0.86)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	8.52	(12.26)	2,330	5.07		5.38		(3.50)		186
10/1/09 to 9/30/10	10.02	(0.32)	0.30	(0.02)	—	—	—	—	(0.02)	10.00	(0.20)	4,249	4.62	(7)	4.90		(3.17)		155
10/1/08 to 9/30/09	9.43	(0.07)	0.66	0.59	—	—	—	—	0.59	10.02	6.26	4,434	4.84		5.03		(0.77)		253
Class I
10/1/12 to 9/30/13	$9.98	0.06	1.89	1.95	(0.06)	—	(0.03)	(0.09)	1.86	$11.84	19.67%	$744,371	2.49	%(7)(9)	2.59	%(9)	0.50%		137%
10/1/11 to 9/30/12	9.12	0.05	0.81	0.86	—	—	—	—	0.86	9.98	9.43	112,349	2.78	(9)	3.06	(9)	0.49		165
10/1/10 to 9/30/11	10.58	(0.25)	(0.92)	(1.17)	—	(0.29)	—	(0.29)	(1.46)	9.12	(11.47)	27,976	4.03		4.33		(2.48)		186
10/1/09(6) to 9/30/10	10.49	(0.23)	0.32	0.09	—	—	—	—	0.09	10.58	0.95 (4)	70,434	3.69	(3)(7)	3.97	(3)	(2.20	)(3)	155
The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

54

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Premium AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$10.56	0.04		1.26	1.30	(0.06)	(0.04)	(0.10)	1.20	$11.76	12.32%		$56,689	1.75	%(10)	—	%(12)	0.33%		194%
10/1/11 to 9/30/12	9.42	0.08		1.12	1.20	(0.06)	—	(0.06)	1.14	10.56	12.75		27,699	1.75		1.78		0.83		258
3/15/11(6) to 9/30/11	10.00	0.07		(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.62	)(4)	5,467	1.75	(3)	2.88	(3)	1.23	(3)	199	(4)
Class C
10/1/12 to 9/30/13	$10.50	(0.05)		1.25	1.20	(0.02)	(0.04)	(0.06)	1.14	$11.64	11.52%		$44,239	2.48	%(10)	—	%(12)	(0.42)%		194%
10/1/11 to 9/30/12	9.40	—	(5)	1.12	1.12	(0.02)	—	(0.02)	1.10	10.50	12.04		21,051	2.50		2.53		0.01		258
3/15/11(6) to 9/30/11	10.00	0.01		(0.61)	(0.60)	— (5)	—	—	(0.60)	9.40	(6.09	)(4)	4,885	2.50	(3)	3.81	(3)	0.17	(3)	199	(4)
Class I
10/1/12 to 9/30/13	$10.58	0.07		1.25	1.32	(0.06)	(0.04)	(0.10)	1.22	$11.80	12.59%		$38,889	1.50	%(10)	—	%(12)	0.58%		194%
10/1/11 to 9/30/12	9.42	0.09		1.14	1.23	(0.07)	—	(0.07)	1.16	10.58	13.15		19,112	1.50		1.52		0.90		258
3/15/11(6) to 9/30/11	10.00	0.07		(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.59	)(4)	9,565	1.50	(3)	2.85	(3)	1.37	(3)	199	(4)
Premium
AlphaSector® Fund
Class A
10/1/12 to 9/30/13	$13.43	0.11		2.09	2.20	(0.11)	—	(0.11)	2.09	$15.52	16.50%		$1,937,456	1.62	%(13)	1.62%		0.75%		140%
10/1/11 to
9/30/12	11.69	0.10		1.73	1.83	(0.09)	—	(0.09)	1.74	13.43	15.74		1,323,109	1.64		1.64		0.80		297
10/1/10 to
9/30/11	11.17	0.10		0.52	0.62	(0.08)	(0.02)	(0.10)	0.52	11.69	5.47		958,603	1.67	(10)	1.67		0.80		247
7/1/10(6) to
9/30/10	10.00	0.12		1.05	1.17	—	—	—	1.17	11.17	11.70	(4)	88,916	1.70	(3)	1.83	(3)	4.64	(3)	47	(4)
Class C
10/1/12 to 9/30/13	$13.34	—		2.07	2.07	(0.02)	—	(0.02)	2.05	$15.39	15.55%		$1,307,857	2.37	%(13)	2.37%		0.02%		140%
10/1/11 to
9/30/12	11.62	0.01		1.72	1.73	(0.01)	—	(0.01)	1.72	13.34	14.91		767,602	2.38		2.39		0.09		297
10/1/10 to
9/30/11	11.15	0.02		0.51	0.53	(0.04)	(0.02)	(0.06)	0.47	11.62	4.68		457,630	2.38	(10)	2.42		0.13		247
7/1/10(6) to
9/30/10	10.00	0.09		1.06	1.15	—	—	—	1.15	11.15	11.50	(4)	29,864	2.45	(3)	2.67	(3)	3.51	(3)	47	(4)
Class I
10/1/12 to 9/30/13	$13.45	0.15		2.08	2.23	(0.14)	—	(0.14)	2.09	$15.54	16.75%		$2,580,005	1.37	%(13)	1.37%		1.02%		140%
10/1/11 to
9/30/12	11.71	0.14		1.72	1.86	(0.12)	—	(0.12)	1.74	13.45	15.98		1,479,042	1.39		1.39		1.10		297
10/1/10 to
9/30/11	11.17	0.14		0.52	0.66	(0.10)	(0.02)	(0.12)	0.54	11.71	5.78		754,415	1.42	(10)	1.42		1.09		247
7/1/10(6) to
9/30/10	10.00	0.11		1.06	1.17	—	—	—	1.17	11.17	11.70	(4)	24,549	1.45	(3)	1.75	(3)	4.02	(3)	47	(4)

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	The effect of dividend and interest expense on securities sold short, increased the expense ratio by the following:

10/1/12 to 9/30/13	0.38%
10/1/11 to 9/30/12	0.63%
If interest and dividends were excluded the ratio would be lower.
(10)	See Note 3C in the Notes to Financial Statements for information on recapture of expense previously waived.
(11)	Effective December 1, 2010, the Adviser has discontinued charging an advisory fee.
(12)	Prior to recapture of expenses previously waived, the gross ratio was 1.71%, 2.46%, and 1.46% for Class A, Class C, and Class I, respectively
(13)	The Fund is currently under its expense limitation.

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

As of the date of this report, 31 funds are offered for sale, of which six (each a “Fund”) are reported in this annual report.

All of the Funds offer Class A shares, Class C shares, and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions, (For more information regarding Qualifying Transactions, refer to the prospectus.) Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee

57

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus Product Management team who previously have been identified to the Board. All internally fair valued securities are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as

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SEPTEMBER 30, 2013

mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium

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SEPTEMBER 30, 2013

and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of the Funds indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Short Sales

($ reported in thousands)

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Dynamic AlphaSector™ Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net

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SEPTEMBER 30, 2013

basis as interest income or interest expense. For the year ended September 30, 2013, the Fund had net charges of $144 on borrowed securities. Such amounts are included in interest expense in the Statement of Operations.

At September 30, 2013, the value of securities sold short in the Dynamic AlphaSector™ Fund amounted to $(180,985) against which collateral of $208,133 was provided.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2013, the following Funds had securities on loan ($ reported in thousands):

	Market Value	Cash Collateral

AlphaSector™ Rotation Fund	$966	$990
Premium AlphaSector Fund	12,102	12,403

Note 3. Investment Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the following Funds:

	1st $2 Billion	$2 + Billion – $4 Billion	$4 + Billion
Allocator Premium AlphaSector™ Fund	1.10%	1.05%	1.00%
Global Premium AlphaSector™ Fund	1.10	1.05	1.00

	1st $1 Billion	$1 + Billion
AlphaSector™ Rotation Fund	0.45%	0.40%
Dynamic AlphaSector™ Fund**	1.50	1.40

Premium AlphaSector™ Fund – 1.10% of the average daily net assets.

Alternatives Diversifier Fund – the Adviser has discontinued charging an advisory fee.

**

The advisory fee is calculated based on average daily managed assets. Beginning February 6, 2013, the advisory fee for this Fund will be subject to a performance adjustment, which may increase or decrease the advisory fee based upon how well

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SEPTEMBER 30, 2013

the Fund has performed relative to the S&P 500® Index. For the year ended September 30, 2013, there was $202 of additional advisory fee expense related to the performance fee adjustment. Such performance adjustment is included in the Investment Advisory Fees in the Statement of Operations.

B.	Subadvisers

The Subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the Subadvisers and the Fund(s) they serve is as follows:

Fund	Subadviser(s)
Allocator Premium AlphaSector™ Fund	FSIA(1)(3), Euclid(4)
AlphaSector™ Rotation Fund	FSIA(1)(3), Euclid(4)
Alternatives Diversifier Fund	Euclid(4)
Dynamic AlphaSector™ Fund	FSAA(2)(3), Euclid(4)
Global Premium AlphaSector™ Fund	FSIA(1)(3), Euclid(4)
Premium AlphaSector™ Fund	FSIA(1)(3), Euclid(4)

(1)	F-Squared Institutional Advisors, LLC (“FSIA”)
(2)	F-Squared Alternative Advisors LLC (“FSAA”)
(3)	FSIA or FSAA (collectively “F-Squared”) provides Euclid with a model portfolio. Final allocations and trading for each Fund are conducted by Euclid based on F-Squared’s recommendations.
(4)	Euclid Advisors, LLC, (“Euclid”) an indirect wholly-owned subsidiary of Virtus.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Funds’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired funds fees and expenses, if any), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class C	Class I
Allocator Premium AlphaSector™ Fund	1.75%	2.50%	1.50%
Alternatives Diversifier Fund(1)	N/A	N/A	N/A
Dynamic AlphaSectorTM Fund(2)	N/A	N/A	N/A
Global Premium AlphaSector™ Fund	1.75	2.50	1.50
Premium AlphaSector™ Fund	1.70	2.45	1.45

(1)	For the period October 1, 2012 to December 31, 2012, the Adviser agreed to limit total operating expenses of the Alternatives Diversifier Fund so that such expense did not exceed 0.20% of the Fund’s average daily net asset value (excluding 12b-1 fees and/or shareholder servicing fees). Effective January 1, 2013 the Adviser discontinued this expense limitation.

(2)	For the period October 1, 2012 to August 21, 2013, the Adviser agreed to limit “other expenses” of the Dynamic AlphaSectorTM Fund, so that such expense did not exceed 0.15% of such Fund’s average daily net asset value. For purposes of this arrangement “other expenses” are all expenses necessary or appropriate for the operation of the Fund, excluding the Adviser’s investment advisory or management fee, Rule 12b-1 fees and/or shareholder servicing fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, prime brokerage interest expenses, dividends on short sales, expenses incurred in connection with any merger or reorganization, extraordinary expenses, and acquired fund fees and expenses. Effective August 22, 2013, the Adviser discontinued this expense limitation.

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For certain Funds the Adviser may recapture operating expenses waived or reimbursed, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses ($ reported in thousands) may be recaptured by the fiscal year ending:

	Expiration Date
	2014	2015	2016	Total
Alternatives Diversifier Fund	$435	$348	$75	$858
Dynamic AlphaSector Fund	221	205	794	1,220
Global Premium AlphaSector*	21	12	—	33

*	Adviser is currently recapturing previously waived or reimbursed expenses.

D.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2013, it retained net commissions of $1,365 of Class A shares and deferred sales charges of $23, $—(3) and $308 for Class A shares, Class B shares and Class C shares respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares and 1.00%(1)(2) for Class B and Class C shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	The Funds invest in ETFs. In addition to the fees listed the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
(2)	The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.
(3)	Amount is less than $500.

E.	Administrator and Transfer Agent

($ reported in thousands)

Effective January 1, 2013, with the approval of the Board, VP Distributors, the Funds’ former Administrator and Transfer Agent, assigned its rights and obligations under the Administration Agreement and Transfer Agency and Service Agreement to Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus. For the period of October 1, 2012 to December 31, 2012, VP Distributors served as the Administrator and Transfer Agent to the Funds.

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SEPTEMBER 30, 2013

For the period ended September 30, 2013, the Funds incurred administration fees from the Trust totaling $6,268 which are included in the Statements of Operations.

For the period ended September 30, 2013, the Funds incurred transfer agent fees from the Trust totaling $7,472 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

($ reported in thousand)

At September 30, 2013, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Premium AlphaSector™ Fund
Class A	1,880	$29
Class I	607	9

G.	Investments in Affiliates

A summary of the Alternatives Diversifier Fund’s total long-term and short-term purchases and sales of the Class I shares of the affiliated underlying funds(1) during the fiscal year ended September 30, 2013 is as follows:

	Value, beginning of fiscal year	Purchases(2)	Sales Proceeds
Global Commodities Stock	$17,903	$15,381	$4,500
Global Dividend Fund	33,977	11,411	2,800
Global Real Estate Securities Fund	9,364	4,209	—
International Real Estate Securities Fund	20,012	5,526	7,857
Real Estate Securities Fund	14,101	14,435	10,450
Senior Floating Rate Fund	12,180	15,480	4,380

	$107,537	$66,442	$29,987

	Value, end of fiscal year	Dividend Income	Distributions of Realized Gains
Global Commodities Stock	$26,306	$381	$—
Global Dividend Fund	45,577	1,150	—
Global Real Estate Securities Fund	13,875	309	—
International Real Estate Securities Fund	17,742	1,476	—
Real Estate Securities Fund	17,859	235	—
Senior Floating Rate Fund	23,205	676	3

	$144,564	$4,227	$3

(1)	The Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its

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SEPTEMBER 30, 2013

principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2013, the Fund was the owner of record of approximately 89% of the Global Commodities Stock Fund, 42% of the International Real Estate Securities Fund 31% of the Global Real Estate Securities Fund, and 32% of the Global Dividend Fund.
(2)	Includes reinvested dividends from income and capital gain distributions.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2013, were as follows:

	Purchases	Sales
Allocator Premium AlphaSector™ Fund	$1,216,754	$1,077,708
AlphaSector™ Rotation Fund	742,605	660,375
Alternatives Diversifier Fund	94,919	44,580
Dynamic AlphaSector™ Fund	2,732,698	1,099,265
Global Premium AlphaSector™ Fund	242,560	182,525
Premium AlphaSector™ Fund	7,748,134	6,145,686

	Short Sales	Purchases to Cover Shorts
Dynamic AlphaSector™ Fund	323,468	147,724

Note 5. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Allocator Premium AlphaSector™ Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	6,565	$72,792	6,058	$61,388
Reinvestment of distributions	46	493	31	305
Shares repurchased	(2,645)	(29,311)	(1,151)	(11,736)

Net Increase/(Decrease)	3,966	$43,974	4,938	$49,957

Class C
Sale of shares	10,904	$119,789	10,032	$100,615
Reinvestment of distributions	18	192	28	274
Shares repurchased	(2,712)	(29,800)	(1,028)	(10,410)

Net Increase/(Decrease)	8,210	$90,181	9,032	$90,479

Class I
Sale of shares	13,895	$154,327	13,694	$139,083
Reinvestment of distributions	134	1,436	75	755
Shares repurchased	(5,731)	(63,710)	(2,022)	(20,790)

Net Increase/(Decrease)	8,298	$92,053	11,747	$119,048

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SEPTEMBER 30, 2013

	AlphaSector™ Rotation Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	5,882	$77,208	5,358	$60,143
Reinvestment of distributions	687	8,016	446	4,914
Shares repurchased	(4,402)	(56,066)	(6,717)	(75,873)

Net Increase/(Decrease)	2,167	$29,158	(913)	$(10,816)

Class C
Sale of shares	4,743	$61,118	1,996	$22,420
Reinvestment of distributions	369	4,230	207	2,251
Shares repurchased	(2,324)	(29,159)	(2,831)	(31,724)

Net Increase/(Decrease)	2,788	$36,189	(628)	$(7,053)

Class I
Sale of shares	6,710	$87,620	6,369	$71,270
Reinvestment of distributions	375	4,390	196	2,158
Shares repurchased	(4,660)	(59,901)	(4,532)	(51,032)

Net Increase/(Decrease)	2,425	$32,109	2,033	$22,396

	Alternatives Diversifier Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	750	$8,326	911	$9,669
Reinvestment of distributions	89	974	36	370
Shares repurchased	(2,058)	(22,743)	(3,218)	(33,739)

Net Increase / (Decrease)	(1,219)	$(13,443)	(2,271)	$(23,700)

Class C
Sale of shares	253	$2,785	247	$2,567
Reinvestment of distributions	31	332	—	—
Shares repurchased	(1,390)	(15,225)	(1,955)	(20,338)

Net Increase / (Decrease)	(1,106)	$(12,108)	(1,708)	$(17,771)

Class I
Sale of shares	8,421	$94,425	1,653	$17,300
Reinvestment of distributions	45	495	22	223
Shares repurchased	(1,701)	(18,859)	(2,056)	(21,624)

Net Increase / (Decrease)	6,765	$76,061	(381)	$(4,101)

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SEPTEMBER 30, 2013

	Dynamic AlphaSector™ Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	51,387	$567,419	11,370	$107,464
Reinvestment of distributions	124	1,293	—	—
Shares repurchased	(6,258)	(70,393)	(1,016)	(9,660)

Net Increase/(Decrease)	45,253	$498,319	10,354	$97,804

Class B
Sale of shares	2	$22	—	$—
Reinvestment of distributions	—	—	—	—
Shares repurchased	(6)	(64)	(14)	(123)

Net Increase/(Decrease)	(4)	$(42)	(14)	$(123)

Class C
Sale of shares	22,213	$230,795	2,818	$24,988
Reinvestment of distributions	15	138	—	—
Shares repurchased	(933)	(9,575)	(147)	(1,274)

Net Increase/(Decrease)	21,295	$221,358	2,671	$23,714

Class I
Sale of shares	59,017	$660,499	11,614	$109,640
Reinvestment of distributions	195	2,034	—	—
Shares repurchased	(7,583)	(84,882)	(3,424)	(31,510)

Net Increase/(Decrease)	51,629	$577,651	8,190	$78,130

	Global Premium AlphaSector™ Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	4,499	$49,646	3,170	$31,188
Reinvestment of distributions	33	350	10	99
Shares repurchased	(2,334)	(26,017)	(1,138)	(11,263)

Net Increase / (Decrease)	2,198	$23,979	2,042	$20,024

Class C
Sale of shares	2,120	$23,752	1,689	$16,438
Reinvestment of distributions	11	116	3	25
Shares repurchased	(337)	(3,755)	(207)	(2,034)

Net Increase / (Decrease)	1,794	$20,113	1,485	$14,429

Class I
Sale of shares	2,234	$25,190	4,721	$45,889
Reinvestment of distributions	18	192	25	240
Shares repurchased	(763)	(8,552)	(3,954)	(39,811)

Net Increase / (Decrease)	1,489	$16,830	792	$6,318

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SEPTEMBER 30, 2013

	Premium AlphaSector™ Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	60,488	$885,745	57,032	$708,895
Reinvestment of distributions	787	10,779	611	7,567
Shares repurchased	(34,940)	(501,133)	(41,148)	(509,133)

Net Increase / (Decrease)	26,335	$395,391	16,495	$207,329

Class C
Sale of shares	37,863	$553,394	26,259	$325,982
Reinvestment of distributions	77	997	32	390
Shares repurchased	(10,536)	(149,806)	(8,126)	(102,023)

Net Increase / (Decrease)	27,404	$404,585	18,165	$224,349

Class I
Sale of shares	97,169	$1,426,504	78,872	$976,545
Reinvestment of distributions	920	12,751	604	7,489
Shares repurchased	(42,065)	(602,261)	(33,976)	(425,362)

Net Increase / (Decrease)	56,024	$836,994	45,500	$558,672

Note 6. 10% Shareholders

As of September 30, 2013, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below.

	% of Shares Outstanding	Number of Accounts
Allocator Premium AlphaSector Fund	31%	2
AlphaSector Rotation Fund	10	1
Alternatives Diversifier Fund	26	1
Dynamic AlphaSector Fund	44	4

These accounts are not affiliated with Virtus.

Note 7. Credit Risk and Asset Concentration

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. At September 30, 2013, the Funds did not invest a high percentage of their assets in specific sectors.

Note 8. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, each Trustee has entered into an indemnification agreement with the Trust. In addition in the normal course of business, the Funds enter into contracts that provide a

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SEPTEMBER 30, 2013

variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and, expect the risk of loss to be remote.

Note 9. Exemptive Order

On August 23, 2010, the SEC issued an amended order under Section 12(d) (1) (J) of the 1940 Act granting an exemption from Sections 12(d) (1) (A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including exchange-traded funds, in each case subject to certain conditions.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Allocator Premium AlphaSectorTM Fund	$557,435	$35,518	$(652)	$34,866
AlphaSectorTM Rotation Fund	553,379	99,425	(4,138)	95,287
Alternatives Diversifier Fund	221,552	13,279	(27,406)	(14,127)
Dynamic AlphaSectorTM Fund—Investments	1,948,133	140,768	—	140,768
Dynamic AlphaSectorTM Fund—Short Sales	(179,296)	—	(1,689)	(1,689)
Global Premium AlphaSectorTM Fund	126,969	12,556	—	12,556
Premium AlphaSectorTM Fund	5,101,828	746,818	(35,984)	710,834

The Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2016	2018	No Expiration	Total
AlphaSector™ Rotation Fund	$—	$1,080	$—	$1,080
Alternatives Diversifier Fund	—	53,403	—	53,403
Dynamic AlphaSector™ Fund	24	—	2,010	2,034

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

69

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

For the period ended September 30, 2013, the following funds utilized losses deferred in prior years against current year capital gains:

Allocator Premium AlphaSector™ Fund	$329
AlphaSectorSM Rotation Fund	2,232
Alternatives Diversifier Fund	8,353
Dynamic AlphaSector™ Fund	1,319
Premium AlphaSector™ Fund	6,721

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2013, the Funds deferred and recognized post-October losses as follows:

	Capital Loss Deferred	Capital Loss Recognized
Alternatives Diversifier Fund	$347	$2,526
Dynamic AlphaSector Fund	4,533	1,621

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Allocator Premium AlphaSectorTM Fund	$6,067	$1,070
AlphaSectorTM Rotation Fund	22,553	25,620
Alternatives Diversifier Fund	960	—
Global Premium AlphaSectorTM Fund	3,900	298
Premium AlphaSectorTM Fund	133,990	47,549

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2013, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Allocator Premium AlphaSectorSM Fund	$—	$1	$(1)
Alternatives Diversifier Fund	32	(351)	319
Dynamic AlphaSector Fund	24	197	(221)

70

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note 12. Borrowings

($ reported in thousands)

The Dynamic AlphaSector Fund (the “Fund”) intends to employ leverage in the form of borrowing on its long positions in circumstances where the Fund has determined to take long positions representing four or more sectors. The aggregate amount of leverage being used by the Fund at any time will depend on the number of sectors in which the Fund takes a long position, with the maximum amount of leverage being used where the Fund takes long positions in all nine sectors. In that event, the amount of leverage will not exceed 30% of the Fund’s net assets, including borrowings.

Effective February 6, 2012, the Fund entered into a collaterized loan agreement with Merrill Lynch Professional Clearing Corp. (“prime broker”) to provide margin financing. During the year ended September 30, 2013, the Fund utilized margin financing for 365 days at an average interest rate of 0.535% and with an average daily borrowing balance during the year of $215,311. As of September 30, 2013, outstanding margin debt amounted to $409,811, which is located under “Loan payable” on the Statement of Assets and Liabilities. In order to attain leveraged exposure, the Fund incurs a cost of Open Fed Funds Rate plus a spread on debit financing. For the year ended September 30, 2013, these costs amounted to $1,149 and are included within “interest expenses” on the Statement of Operations.

Note	13. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 14. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

71

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Dynamic AlphaSector Fund, Virtus Global Premium AlphaSector Fund, Virtus Premium AlphaSector Fund, and Virtus Alternatives Diversifier Fund, each a series of Virtus Opportunities Trust (the “Funds”), at September 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians, brokers, and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

November 21, 2013

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F:(267) 330 3300, www.pwc.com/us/

72

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2013

For the fiscal year ended September 30, 2013, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Allocator Premium AlphaSectorTM Fund	62%	46%	$1,070
AlphaSectorTM Rotation Fund	42	41	25,686
Alternatives Diversifier Fund	69	29	—
Dynamic AlphaSectorTM Fund	100	100	—
Global Premium AlphaSectorTM Fund	41	28	298
Premium AlphaSectorTM Fund	62	61	47,549

For the fiscal year ended September 30, 2013, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands):

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Allocator Premium AlphaSector Fund	$1,944	$147
Alternatives Diversifier Fund	1,857	39
Global Premium AlphaSector Fund	693	54

73

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 66 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 2000 50 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 2000 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

74

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios) Funds; and Director (since 2013), Virtus Global Funds, PLC.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

75

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Senior Vice President (since 2013), Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc. ; and Director (since 2013), Virtus Global Funds, PLC.
Kevin J. Carr YOB: 1954	Senior Vice President (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Executive Vice President since 2013; Senior Vice President 2008-2013.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Director (since 2013), Virtus Global Funds, PLC.

76

Virtus Dynamic AlphaSector® Fund,

a series of Virtus Opportunities Trust

Supplement dated September 12, 2013 to the Prospectus dated January 31, 2013, as supplemented and revised, and to the Statement of Additional Information (“SAI”) dated June 10, 2013

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED SEPTEMBER 6, 2013 TO THE ABOVE-REFERENCED PROSPECTUS AND SAI. THIS SUPPLEMENT CORRECTS THE EXPENSE RATIOS SHOWN IN THE EARLIER SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

Effective August 22, 2013, the fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”), has discontinued the voluntary limit on Other Expenses of the fund. Accordingly, all references to a voluntary limit of the fund’s Other Expenses in the Statutory Prospectus and SAI are hereby removed. For clarity, because the fund’s assets have increased significantly since the date of the Statutory Prospectus and SAI, after discontinuing the voluntary limit on Other Expenses the fund’s Total Annual Fund Operating Expenses are still well below those shown in the Fees and Expenses table in the fund’s Prospectuses. As of the date of this Supplement, the fund’s total operating expenses are as follows: Class A Shares, 2.90%; Class B Shares, 3.65%; Class C Shares, 3.65%; and Class I Shares, 2.65%. Under certain conditions, VIA may recapture fees waived and expenses reimbursed under the previous expense limitation arrangement for a period of three years from the end of the fiscal year in which such waivers and/or reimbursements occurred.

Investors should retain this supplement with the Prospectus and SAI for future reference.

VOT 8020/DASFCapRemoved4 (9/13)

Virtus Dynamic AlphaSector® Fund,

a series of Virtus Opportunities Trust

Supplement dated August 1, 2013 to the Prospectuses and the Statement of Additional Information (“SAI”), each dated January 31, 2013

IMPORTANT NOTICE TO INVESTORS

Effective September 1, 2013, the maximum contingent deferred sales charge (“CDSC”) applicable to Class C Shares will be reduced to 1.00% (as a percentage of the lesser of purchase price or redemption proceeds). Accordingly, effective September 1, 2013, all references in the fund’s summary prospectus, statutory prospectus and SAI to the Class C Shares CDSC are hereby revised to reflect this change.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/DynamicAlphaSector ClassCCDSC (7/13)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase & Co.

1 Chase Manhattan Plaza,

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web siteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8454	11-13

ANNUAL REPORT

Virtus Emerging Markets Debt Fund

Virtus Emerging Markets Equity Income Fund

Virtus Global Commodities Stock Fund

Virtus Global Dividend Fund

Virtus Global Opportunities Fund

Virtus Global Real Estate Securities Fund

Virtus Greater Asia ex Japan Opportunities Fund

Virtus Greater European Opportunities Fund

Virtus International Equity Fund

Virtus International Real Estate Securities Fund

Virtus International Small-Cap Fund

September 30, 2013 TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)	7	33
Virtus Emerging Markets Equity Income Fund (“Emerging Markets Equity Income Fund”)	9	37
Virtus Global Commodities Stock Fund (“Global Commodities Stock Fund”)	11	39
Virtus Global Dividend Fund (“Global Dividend Fund”)	14	40
Virtus Global Opportunities Fund (“Global Opportunities Fund”)	16	42
Virtus Global Real Estate Securities Fund (“Global Real Estate Securities Fund”)	19	44
Virtus Greater Asia ex Japan Opportunities Fund (“Greater Asia ex Japan Opportunities Fund”)	22	46
Virtus Greater European Opportunities Fund (“Greater European Opportunities Fund”)	24	48
Virtus International Equity Fund (“International Equity Fund”)	27	49
Virtus International Real Estate Securities Fund (“International Real Estate Securities Fund”)	29	51
Virtus International Small-Cap Fund (“International Small-Cap Fund”)	31	52
Statements of Assets and Liabilities		53
Statements of Operations		56
Statements of Changes in Net Assets		59
Financial Highlights		65
Notes to Financial Statements		71
Report of Independent Registered Public Accounting Firm		83
Tax Information Notice		84
Fund Management Tables		85
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		87
Shareholder Meeting Results		88

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

The financial markets experienced significant volatility during the 12-month period that ended September 30, 2013. The S&P 500® Index, a benchmark for U.S. equities, gained 19.3% while the Barclays U.S. Aggregate Bond Index, which tracks the U.S. fixed income market, declined 1.7%, and the MSCI AC World Index (net), a measure of international equities, rose 17.7%.

The bond markets were particularly volatile during the second half of this period. U.S. Treasury yields climbed over the last few months as the market prepared for the Federal Reserve’s tapering of its bond purchases, which never occurred. The 10-year Treasury yield was at 2.6% as of September 30, 2013, compared with 1.7% a year earlier, and, as rates rose, most bond sectors suffered losses.

Despite this recent market unpredictability, there is reason for investors to be cautiously optimistic about the economy. The U.S. economy is showing signs of growth in hiring, consumer spending, and housing and, although China’s recovery remains tenuous, Europe appears to be coming out of its recession. The onus remains on the U.S. government to keep the country on strong fiscal footing and on corporations to produce robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2013

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2013 to September 30, 2013

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Emerging Markets Debt Fund
Actual
Class A	$1,000.00	$939.10	1.35%	$6.56
Class C	1,000.00	936.30	2.10	10.19
Class I	1,000.00	940.20	1.10	5.35
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.22	1.35	6.85
Class C	1,000.00	1,014.41	2.10	10.66
Class I	1,000.00	1,019.49	1.10	5.58
Emerging Markets Equity Income Fund
Actual
Class A	$1,000.00	$973.60	1.75%	$8.66
Class C	1,000.00	969.50	2.50	12.34
Class I	1,000.00	974.00	1.50	7.42
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.19	1.75	8.88
Class C	1,000.00	1,012.38	2.50	12.69
Class I	1,000.00	1,017.46	1.50	7.61
Global Commodities Stock Fund
Actual
Class A	$1,000.00	$944.00	1.65%	$8.04
Class C	1,000.00	942.50	2.40	11.69
Class I	1,000.00	946.20	1.40	6.83
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.69	1.65	8.38
Class C	1,000.00	1,012.89	2.40	12.18
Class I	1,000.00	1,017.96	1.40	7.11
Global Dividend Fund
Actual
Class A	$1,000.00	$1,029.00	1.27%	$6.46
Class C	1,000.00	1,025.40	2.02	10.26
Class I	1,000.00	1,030.20	1.02	5.19
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.62	1.27	6.45
Class C	1,000.00	1,014.82	2.02	10.25
Class I	1,000.00	1,019.89	1.02	5.18
Global Opportunities Fund
Actual
Class A	$1,000.00	$1,018.40	1.55%	$7.84
Class B	1,000.00	1,014.50	2.30	11.62
Class C	1,000.00	1,014.60	2.30	11.62
Class I	1,000.00	1,020.30	1.30	6.58
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.20	1.55	7.87
Class B	1,000.00	1,013.39	2.30	11.68
Class C	1,000.00	1,013.39	2.30	11.68
Class I	1,000.00	1,018.47	1.30	6.60
Global Real Estate Securities Fund
Actual
Class A	$1,000.00	$980.10	1.40%	$6.95
Class C	1,000.00	976.40	2.15	10.65
Class I	1,000.00	981.40	1.15	5.71
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.40	7.11
Class C	1,000.00	1,014.16	2.15	10.91
Class I	1,000.00	1,019.23	1.15	5.84

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2013 to September 30, 2013

Expense Table
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Greater Asia ex Japan Opportunities Fund
Actual
Class A	$1,000.00	$936.60	1.80%	$8.74
Class C	1,000.00	932.50	2.55	12.35
Class I	1,000.00	937.50	1.55	7.53
Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.93	1.80	9.14
Class C	1,000.00	1,012.12	2.55	12.95
Class I	1,000.00	1,017.20	1.55	7.87
Greater European Opportunities Fund
Actual
Class A	$1,000.00	$1,028.50	1.45%	$7.37
Class C	1,000.00	1,024.10	2.20	11.16
Class I	1,000.00	1,029.80	1.20	6.11
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.71	1.45	7.36
Class C	1,000.00	1,013.90	2.20	11.17
Class I	1,000.00	1,018.98	1.20	6.09
International Equity Fund
Actual
Class A	$1,000.00	$1,038.50	1.50%	$7.67
Class C	1,000.00	1,034.20	2.25	11.47
Class I	1,000.00	1,039.30	1.25	6.39
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.46	1.50	7.61
Class C	1,000.00	1,013.65	2.25	11.42
Class I	1,000.00	1,018.72	1.25	6.35
International Real Estate Securities Fund
Actual
Class A	$1,000.00	$995.50	1.50%	$7.50
Class C	1,000.00	990.90	2.25	11.23
Class I	1,000.00	995.50	1.25	6.25
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.46	1.50	7.61
Class C	1,000.00	1,013.65	2.25	11.42
Class I	1,000.00	1,018.72	1.25	6.35
International Small-Cap Fund
Actual
Class A	$1,000.00	$1,123.30	1.60%	$8.52
Class C	1,000.00	1,118.60	2.35	12.48
Class I	1,000.00	1,124.00	1.35	7.19
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85

*	Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees, reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

ETN (Exchange-Traded Note)

A type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed and no principal protections exists. ETNs are traded on a major exchange, such as the NYSE during normal trading hours.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)

The FTSE EPRA/NAREIT Developed Rental ex U.S. Index is a free-float market capitalization index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested.

FTSE EPRA/NAREIT Developed Rental Index (net)

The FTSE EPRA/NAREIT Developed Rental Index is a free-float market capitalization index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/ NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested.

GDR (Global Depositary Receipt)

A bank certificate issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. The shares trade as domestic shares, but are offered for sale globally through the various bank branches.

Global Dividend Linked Benchmark

The Global Dividend Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index. This is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Performance

4

KEY INVESTMENT TERMS (Continued)

of the Global Dividend Linked Benchmark prior to 9/1/2008 represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index. The index is unmanaged and not available for direct investment.

Gross Domestic Product (GDP)

The market value of all officially recognized final goods and services produced within a country in a given period.

iShares®

Represents shares of an open-end exchange-traded fund.

J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified)

The J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified) is a uniquely-weighted version of the J.P. Morgan EMBI Global Index. The index limits the weights of those countries with larger debt stock by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. The EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI AC Asia Pacific ex Japan Index (net)

The MSCI AC Asia Pacific Japan Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed and emerging markets in Asia (excluding Japan), as well as Australia and New Zealand. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI AC World Commodity Producer Sector Capped Index (net)

The MSCI AC World Commodity Producer Sector Capped Index (net) is a market capitalization weighted index that measures performance of developed and emerging market commodity producers within the energy, metals and agriculture sectors. Each of the three sectors is equally weighted within the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI AC World Ex U.S. Small Cap Index (net)

The MSCI AC World Index ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI AC World Index (net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

5

KEY INVESTMENT TERMS (Continued)

MSCI Europe Index (net)

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Currently, the MSCI Europe Index consists of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI WorldSM Index (net)

A free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

MSCI World Infrastructure Sector Capped Index

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Prior to September 1, 2008, the index allocation was 65% MSCI USA/utilities index, 20% MSCI World Telcom Services index and 15% MSCI World ex USA utilities index. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

PIK (Payment-in-Kind Security)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Thomson Reuters/Jefferies CRB Index

The Thomson Reuters/Jefferies CRB Index is a weighted index designed to measure commodity performance. The index is calculated using 19 commodity sectors and rebalanced monthly to its fixed target weightings. The index is unmanaged and not available for direct investment.

When-issued and forward comitments (delayed delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

6

Emerging Markets Debt Fund Fund Summary	Ticker Symbols: Class A: VEDAX Class C: VEDCX Class I: VIEDX

¢	The Fund is diversified and has an investment objective of seeking total return from current income and capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned -1.94%, Class C shares returned -2.68%, and Class I shares returned -1.80%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -1.68%, and the J.P. Morgan Emerging Markets Bond Global Diversified Index, the Fund’s style-specific benchmark appropriate for comparison, returned -4.06%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Below-investment grade credit spread sectors, such as U.S. high yield and bank loans, outperformed U.S. Treasuries and other more interest rate-sensitive fixed income sectors during the Fund’s fiscal year. Spread sectors were supported by an overall improvement in the U.S. macroeconomic environment, a stabilization of the eurozone economy, steady credit fundamentals, and continued demand by investors for higher yields.

¢	The emerging market debt sector posted negative returns during the fiscal period due to wider spreads and higher U.S Treasury yields. Wider spreads reflected a weakening in emerging market fundamentals due to China’s slower growth, lower prices in many key commodities, and a sharp reversal of investor asset flows in the second half of the fiscal year (May to September 2013).

¢	Meanwhile, U.S. Treasuries and more interest rate-sensitive fixed income sectors were negatively impacted by a sharp backup in U.S. Treasury yields during the fiscal year, reflecting the Fed’s change in policy tone in May 2013. At that time, Fed Chairman Ben Bernanke indicated that the Central Bank was likely to begin to unwind its quantitative easing program sooner than markets had expected. The 10-year Treasury yield began the fiscal year at 1.62% and finished at 2.61%, and the yield curve steepened materially.

¢	During the fiscal year, bouts of volatility were experienced due to uncertainty surrounding the U.S. presidential elections, the economic impact of tax hikes and sequestration, and when the Fed will begin to end its quantitative easing program.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund’s outperformance relative to its style-specific benchmark during the period was driven by the portfolio allocation to below-investment grade issues, particularly within the emerging markets corporate sector. The Fund’s shorter duration relative to the style-specific benchmark also contributed positively to relative performance.

¢	During the fiscal year, the Fund’s allocation to the non-U.S. dollar sector detracted from overall performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Corporate Bonds and Notes		72%
Financials	36%
Energy	13
Materials	9
Industrials	6
All other Corporate Bonds and Notes	8
Foreign Government Securities		22
Other (includes short-term investments)		6

Total		100%

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

Emerging Markets Debt Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-1.94%	-0.90%		9/5/12
Class A Shares at POP[3,4]	-5.62	-4.38		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	-2.68	-1.69		9/5/12
Class I Shares at NAV[2]	-1.80	-0.76		9/5/12
Barclays U.S. Aggregate Bond Index	-1.68	-1.39	[5]	—
J.P. Morgan Emerging Markets Bond Global Diversified Index	-4.06	-2.78	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.60%, Net 1.35%; C Shares: Gross 2.35%, Net 2.10%; I Shares: Gross 1.35%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

Emerging Markets Equity Income Fund Fund Summary	Ticker Symbols: Class A: VEIAX Class C: VEICX Class I: VEIIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation and income.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 2.19%, Class C shares returned 1.48%, and Class I shares returned 2.39%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the MSCI Emerging Markets Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 0.98%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	During the Fund’s fiscal year, global equity markets performed strongly, with the MSCI World Index (net) gaining 20.2%. Underpinning this performance was the consistent liquidity support from key central banks which have used various stimulus tools and extraordinary support measures along the way. In addition, economic fundamentals and corporate earnings also continued to slowly but steadily recover over the period.

¢	Despite the positive performance of developed markets, emerging markets struggled during the period. Investor sentiment toward these economies has deteriorated as a result of various factors, including slowing growth in China and potential fears of a hard economic landing; weakness in commodity prices and emerging market currencies; and more recently, the prospect of the Federal Reserve tapering its bond buying program has initiated flows back into U.S. assets.

What factors affected the Fund’s performance during its fiscal period?

¢	The Fund outperformed the benchmark MSCI Emerging Markets Index (net) during the fiscal year. In constructing the portfolio, we seek to ensure that all excess value is delivered through security selection rather than through regional or sector bets. This is due to our conviction that the characteristics exhibited by companies and managements that are committed to paying and growing their dividends are powerful indicators of a company’s future health and profitability.

¢	Our strategy proved beneficial during the year given the heightened level of uncertainty across the emerging markets. Investors emphasized companies generating stable and consistent earnings. As such, factors including high return on equity, high dividend yield, and low common equity issuance performed well and enabled the Fund to generate outperformance.

¢	The Fund’s excess return relative to the benchmark was primarily achieved through security selection, with the best results coming from Latin America (Brazil, Chile, and Mexico) as well as Emerging Asia (Korea, Taiwan, and China).

¢	The top two contributors to relative performance came from:

•	Anta Sports Products (China, consumer discretionary) – Anta, a leading sportswear manufacturer, has tightened its control on distributors and franchisees and offers superior production and distribution management.

•	SK Telecom (Korea, telecom) – As investors became increasingly concerned about the prospects for economic growth across the region, they sought refuge in the perceived safety of defensive stocks such as SK Telecom.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Financials	30%
Information Technology	11
Energy	9
Consumer Discretionary	8
Consumer Staples	8
Industrials	8
Materials	8
Other (includes short-term investments)	18

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

Emerging Markets Equity Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	2.19%	7.67%	9/5/12
Class A Shares at POP[3,4]	-3.69	1.87	9/5/12
Class C Shares at NAV[2] and with CDSC[4]	1.48	6.88	9/5/12
Class I Shares at NAV[2]	2.39	7.87	9/5/12
S&P 500® Index	19.34	21.07	—[5]
MSCI Emerging Markets Index (net)	0.98	7.40	—[5]

Fund Expense Ratios6: A Shares: Gross 2.20%, Net 1.75%; C Shares: Gross 2.95%, Net 2.50%; I Shares: Gross 1.95%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Global Commodities Stock Fund Fund Summary	Ticker Symbols: Class A: VGCAX Class C: VGCCX Class I: VGCIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned -8.61%, Class C shares returned -9.14%, and Class I shares returned -8.34%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the MSCI AC World Commodity Producer Sector Capped Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -3.60%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	For the fiscal year ending September 30, the total return for the S&P 500® Index, while strong, did not come close to the outperformance of the prior year of 30.20%.

¢	In June, the mere suggestion of the tapering of Fed monetary stimulus policies caused global market volatility, until assurances of their continuation was delivered in September.

¢	Central bank monetary policy continued to be the supporting hand under the stock market, although company earnings tended to disappoint – the exception was the shale oil and gas sector. The shale oil boom has only begun, but it is already altering the global power balance in crude oil – a truly historic development.

¢	Global economic growth is returning slowly but surely. We are now seeing tepid, but nonetheless positive, GDP growth in the eurozone and the United States; and Japan is experiencing a remarkable recovery after 22 years of somnolence.

¢	Much has been said about the collapse of the commodity super-cycle during the past year, however, on a 10-year basis, prices of key commodities – copper, iron, gold, silver, corn, soybeans, and crude oil – have remained strong, and producing companies are profitable.
¢	For the third straight year, global (Brent) oil prices have been trading above $100 a barrel, and U.S. (WTI) crude prices have been mostly in that range during all of that time.

¢	As a country with no commodities of its own, Japan’s resurgence provides for increased demand for all commodities but especially energy given the shutdown of nuclear power plants and its need to import far more oil and gas in order to fuel its recovery.

¢	In sum, the outlook is better and less risky for commodity producers than it has been for more than five years. (Precious metals are, as always, a special case.)

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund underperformed its benchmark by having a higher allocation to precious metals stocks than the benchmark at a time of sharply falling prices for gold and silver. Although we reduced our allocations during the period – cutting precious metals exposure to an all-time low for the Fund – in retrospect we should have moved sooner. We had assumed that as long as the Fed was expanding its balance sheet at prodigious rates, investors would continue to fear a return of inflation, which has, historically, followed every major central bank’s resort to printing money at record rates. We still believe this will happen, but it has not happened yet.

¢	Otherwise, our stock selection was, in general, additive to results for the other commodity stock groups.

¢	The Fund is now weighted toward stronger economic growth globally, if not for the U.S.

¢	During the fiscal year, the big decisions we made in the portfolio were:

Industrials

¢	In January, we initiated a macro-overlay to our portfolio asset allocation for Japan, in recognition of our conviction for the success of “Abenomics,” the economic policies of Prime Minister Shinzo Abe. Over the period we added two steel companies, (a sector we previously eschewed), and mining, energy, and agricultural equipment holdings, bringing the Fund’s embedded exposure in export-oriented Japanese industrial companies to 8%.

Materials

¢	We strengthened our energy allocation, primarily by including, for the first time, exposure to refining companies. Within the energy producing group, although we kept a good weighting in companies supplying advanced technology for the exploration and production of oil and gas, we added considerably to exploration and production (E&P) companies, with an increase in exposure to Alberta (Canada) oil sands producers.

¢	Both energy technology companies and oil companies have been strong contributors to overall Fund performance. The outlook for U.S. natural gas prices remains dismally low, which is a bonus for the economy, but in our view is not an attractive commodity in which the Fund should invest.

¢	The Fund’s allocation to agricultural-related companies was reduced significantly over the period. Last year’s U.S. drought was not repeated, and the chief grain-growing regions are expecting a record crop, resulting in a corresponding drop in grain prices. As a result, we reversed the emphasis in the agriculture sector of the portfolio in 2013 by increasing exposure to companies engaged in the production and distribution of meats.

¢	We retained our overall weighting for mining companies but changed our emphasis to industrial metals from precious metals, reflecting our belief in a strengthening global economy.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Global Commodities Stock Fund (Continued) Fund Summary (continued)

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Materials	40%
Energy	33
Consumer Staples	13
Industrials	7
Health Care	1
Financials	1
Other (includes short-term investments)	5

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. Commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counter party risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Global Commodities Stock Fund (Continued)

Average Annual Total Returns[1] for period ended 9/30/13

	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-8.61%	-3.55%		3/15/11
Class A Shares at POP[3,4]	-13.86	-5.76		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	-9.14	-4.19		3/15/11
Class I Shares at NAV[2]	-8.34	-3.28		3/15/11
S&P 500® Index	19.34	13.68	[5]	—
MSCI AC World Commodity Producer Sector Capped Index (net)	-3.60	-5.35	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.88%, Net 1.65%; C Shares: Gross 2.63%, Net 2.40%; I Shares: Gross 1.63%, Net 1.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through March 31, 2012. Effective April 1, 2012, the waiver is voluntary and may discontinue at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Global Dividend Fund Fund Summary	Ticker Symbols: Class A: PGUAX Class C: PGUCX Class I: PGIUX

¢	The Fund is diversified and has an investment objective of both capital appreciation and current income.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 11.05%, Class C shares returned 10.23%, and Class I shares returned 11.23%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the Global Dividend Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned 11.60%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Over the past 12 months, developed world equity markets posted remarkably strong returns, hitting new highs throughout the year. Global central banks have continued to provide stimulus in an effort to support economies, which has in turn underpinned global stock market gains.

¢	Slowly improving economies have outweighed political conflicts, both in the U.S. and abroad. Internationally, Europe appeared to be staging a tentative recovery, leading to significant outperformance relative to the U.S. equity market.

¢	The Fed’s talk of “tapering” its monthly bond purchases was on again, off again during the second half of the fiscal year. The markets turned down in June following comments made by Fed Chairman Ben Bernanke that the U.S. central bank might taper its monthly bond purchases. Concerns over this potential policy change sent bond markets tumbling and weighed heavily on classic defensive sectors. The Fed’s decision in September not to taper its monthly bond purchases caused the markets to rally once again.

What factors affected the Fund’s performance during its fiscal year?

¢	For the fiscal year ended September 30, 2013, the Fund posted solid absolute performance and performed mostly in line with its benchmark. It has been difficult to keep pace with the world equity markets since defensive stocks have lagged as investors have looked to capitalize on budding economic growth. Unsurprisingly, this type of market does not favor our higher-yielding dividend strategy.

¢	Transportation was the biggest contributor to relative performance as it outperformed all other sectors in the portfolio and was the Fund’s largest overweight. Fundamentally, transportation is benefiting from long contract periods, relatively low regulatory risk, and attractive demand prospects due to nascent economic improvements in Europe. A majority of the portfolio’s transportation holdings are located in Europe.

¢	Utility stock selection positively contributed to the Fund’s results versus the benchmark. This was primarily due to the portfolio’s overweight in U.S.-regulated utilities, which posted strong performance in the first half of the year. The recovery last quarter in European utilities, an area where the portfolio is underweight, served as a partial offset. In our opinion, the recent strong performance by European utilities is being driven by broader market sentiment, and we are still concerned about negative fundamentals for these companies.

¢	Despite solid returns in the communications sector, stock selection was the largest detractor for the Fund relative to the benchmark during the fiscal year. Lack of exposure to a strongly performing Japanese communications company was the main detractor. After posting significant gains over the past couple years, the Fund was negatively impacted by weakness in the overweight to tower holdings. A rebound in European communications stocks in the fourth fiscal quarter hurt as the Fund remains underweight due to continuing poor fundamentals.

¢	The Fund’s energy holdings posted the weakest performance over the fiscal year, primarily due to poor results from a global energy storage company. In general, North American shale gas and oil development continues to provide opportunities for pipeline companies.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Utilities	32%
Energy	24
Telecommunication Services	23
Industrials	15
Consumer Discretionary	3
Financials	2
Other (includes short-term investments)	1

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Global Dividend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13

	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	11.05%	8.27%	7.72%		12/30/04
Class A Shares at POP[3,4]	4.66	6.99	7.00		12/30/04
Class C Shares at NAV[2] and with CDSC[4]	10.23	7.46	6.93		12/30/04
Class I Shares at NAV	11.23	8.55	4.18		6/6/08
S&P 500® Index	19.34	10.02	—	[5]	—
Global Dividend Linked Benchmark	11.60	6.65	—	[6]	—

Fund Expense Ratios7: A Shares: 1.31%; C Shares: 2.06%, I Shares: 1.06%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 6.03% for Class A and Class C shares and 6.40% for Class I shares since the inception date of the respective class.
[6]	The index returned 7.02% for Class A and Class C shares and 2.12% for Class I shares since the inception date of the respective class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 30, 2004 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Global Opportunities Fund Fund Summary	Ticker Symbols: Class A: NWWOX Class B: WWOBX Class C: WWOCX Class I: WWOIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 12.05%, Class B shares returned 11.22%, and Class C shares returned 11.29%. Class I shares returned 12.36% For the fiscal year ended September 30, 2012, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the MSCI AC World Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 17.73%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The start of an aggressive quantitative easing program led to a spectacular rise and then fall in the Japanese stock market, accompanied by a falling yen against all the major currencies. Prime Minister Shinzo Abe’s LDP government announced three sets of initiatives (or “arrows” as they marketed them) that they will use to spur the economy into growth.

¢	In Mexico, the newly elected PRI government of Enrique Peña Nieto made a strong impact with its ability to draw multi-party support for much needed reforms, including allowing foreign investment into the energy industry, raising Mexico’s low tax collection relative to GDP, and increasing the flexibility of labor laws.

¢	In June, Standard & Poor’s downgraded Brazil’s BBB credit rating outlook to negative from stable on concerns of slow economic growth alongside expansionary fiscal policy. Greece was lowered from developed to emerging market status by MSCI – the first time MSCI has relegated a developed market country.

¢	Equity markets were strong across most major economies with cyclical stocks and periphery European markets performing well, supported by coincident market indicators, including stable Chinese economic growth and low interest rates across southern Europe.
¢	U.S. outlook began to improve but turned into a “rate normalization” scare following upbeat Federal Reserve comments that tested the structural integrity of a number of emerging markets to currency shock, as money that had streamed away from the U.S. and Europe since the 2008-2009 crisis flooded back.

¢	By fiscal year end, most emerging market currencies had recovered lost ground and short-term rates were pulling back from the emergency measures used by central banks to keep investors from leaving. Focus shifted to the first U.S. government shutdown since 1996.

¢	U.S. house prices continued to show solid improvement as measured by the S&P/Case-Shiller Home Price Index.

¢	In the second quarter of 2013, after persistent disappointing economic data, the eurozone managed its first quarter on quarter growth (0.3%) in seven quarters, although it remained negative (-0.5%) against the second quarter of 2012. This positive bump alongside Angela Merkel’s CDU party winning the German elections is regarded as a positive step towards stability. General comfort was also reflected in the market signals of low interest rates across the European periphery with the Spanish and Italian 10-year sovereign rates both ending the quarter around 4.4%. However, we are not comfortable that a return to sustainable growth is close for the eurozone. While GDP numbers appear stable in aggregate for the eurozone, we see little growth ahead. Serious problems remain in the periphery and exports with a strong currency and slowing China could be challenging for exporters such as Germany.

¢	In the second quarter of 2013, year-over-year GDP in Greece fell 4.6%, Spain 1.6%, Portugal 2%, and Italy 2%. These declines without a quick solution would not matter so much if there was a transfer of wealth mechanism within Europe as there is in the U.S., but there is not. If a country is running a deficit, it needs to borrow or be forced to undergo fiscal consolidation, which further weakens growth in the short term. In addition, European banks are shrinking their balance sheets (partly because of the need to improve their leverage ratios), which is another headwind to a return to sustained economic growth.
¢	China recorded GDP growth of 7.5% in the second quarter of 2013, a slightly slower rate than the previous year, but still a breakneck pace in a global context.

What factors affected the Fund’s performance during its fiscal year?

¢	Stock selection in the information technology sector contributed to the Fund’s relative performance for the fiscal year. The portfolio’s underweight to utilities was also beneficial to results, as the sector underperformed the overall index.

¢	Stock selection within the materials sector hurt performance during the period. The portfolio’s selection of consumer staples companies detracted from performance, as did the Fund’s overweight exposure to the sector.

¢	The Fund’s stock selection in the United States contributed to results during the fiscal year. The portfolio’s overweight to Switzerland also helped performance, as the country was one of the top performers in the MSCI ACWI.

¢	The Fund’s overweight exposure to India detracted from relative performance during the period, as the country underperformed the overall MSCI ACWI. The portfolio’s stock selection in the United Kingdom also hurt performance.

¢	On an absolute basis, leading contributors to performance were MasterCard (U.S.), Citigroup (U.S.), UBS (Switzerland), JPMorgan Chase (U.S.), and Visa (U.S.), while on a relative basis, top contributors were Citigroup, MasterCard, UBS, JPMorgan Chase, and Las Vegas Sands.

¢	The largest detractors to performance on an absolute performance basis were Newcrest Mining (Australia), Goldcorp (Canada), Fresnillo (U.K.), HDFC Bank (India), and Housing Development Finance Corp. (India). On a relative basis, the biggest detractors to performance were Newcrest Mining, Goldcorp, HDFC Bank, Fresnillo, and Housing Development Finance Corp.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Global Opportunities Fund (Continued)

of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Consumer Staples	36%
Financials	16
Health Care	12
Consumer Discretionary	11
Information Technology	11
Industrials	5
Materials	5
Other (includes short-term investments)	4

Total	100%

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Global Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13

	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	12.05%	8.10%	7.09%	—		—
Class A Shares at POP[3,4]	5.61	6.83	6.46	—		—
Class B Shares at NAV[2]	11.22	7.30	6.32	—		—
Class B Shares with CDSC[4]	7.22	7.30	6.32	—		—
Class C Shares at NAV[2] and with CDSC[4]	11.29	7.28	6.31	—		—
Class I Shares at NAV[2]	12.36	—	—	16.05%		8/8/12
S&P 500® Index	19.34	10.02	7.56	19.86	[5]	—
MSCI AC World Index (Net)	17.73	7.71	7.86	18.56	[5]	—
Fund Expense Ratios6: A Shares: 1.54%; B Shares: 2.29%; C Shares: 2.29%; I Shares: 1.29%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from Class I inception date (8/8/12).
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2003, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Global Real Estate Securities Fund Fund Summary	Ticker Symbols: Class A: VGSAX Class C: VGSCX Class I: VGISX

¢	The Fund is diversified and has a primary investment objective of long-term capital appreciation and a secondary investment objective of income.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 6.48%, Class C shares returned 5.70%, and Class I shares returned 6.78%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the FTSE EPRA/NAREIT Developed Rental Index (net), the Fund’s style specific benchmark appropriate for comparison, returned 6.83%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The Fund’s fiscal year overlapped the final phase of the great secular bull market in U.S. bonds. During this time, outperformance of lower quality real estate equities was prevalent. Within the real estate market, lower quality stocks, which lack rental rate pricing power, as well as high yield stocks and longer-lease duration sectors, which lack organic growth but offered external spread investing, outperformed.

¢	As noted by Green Street Advisors in March 2013, “REITs with characteristics associated with lower quality, i.e., ‘junk REITs,’ have massively outperformed over the last year, and the trend has intensified of late.”

¢	When the Fed signaled in May 2013 that it might taper its monthly bond purchases, bonds sold off in response, and we witnessed a nearly 100-basis point increase in U.S. 10-Year Treasury yields as of the Fund’s fiscal year-end.

¢	Real estate securities, as measured by the FTSE NAREIT Equity REITs Index, outperformed the S&P 500 Index from the start of the Fund’s fiscal year through May 21, the eve of the Fed’s tapering comments, and subsequently underperformed the S&P 500 Index to the Fund’s fiscal year-end.
¢	Once the U.S. bond market shifted, the pendulum tilted to favor higher quality stocks, which can benefit from pricing power in the form of higher rents. In addition, following the turn in the U.S. bond market, cyclical-oriented equities performed better than defensive equities and fixed income securities were broadly disfavored. Emerging market equities suffered as capital headed for the exits and their currencies came under pressure.

¢	The 10-Year Treasury sell-off period is reminiscent of April 2004, in our view. Back then, when strong payroll data was released for March of that year, the bond market was surprised and sold off. That pressured the REIT space, much like it has done recently, and created a rebalancing opportunity. REITs powered ahead that year and continued to do so as interest rates rose over the next couple of years.

¢	Despite the Fed’s hint back in May that a bond taper might be forthcoming, U.S. fiscal policy concerns were likely part of the Fed’s decision in September to postpone reducing its pace of monthly bond market purchases until the economic visibility improves.

¢	The Japanese returned the Liberal Democratic Party to power as its platform of more aggressive fiscal and monetary policy expansion was embraced; and Japanese equities rallied during the fiscal period as the early results of these policies have been favorable.

What factors affected the Fund’s performance during its fiscal year?

¢	For the one-year period ending September 30, 2013, the Fund slightly trailed its style-specific benchmark. Given the Fund’s philosophy and style, we would expect the aforementioned lower quality outperformance windows in the fiscal year to present a challenge. Security selection was a positive contributor to performance during the period, while country allocation detracted from performance.

¢	On a regional basis, Europe and Japan outperformed the style-specific benchmark and the U.S., Asia Pacific ex- Japan, and Canada lagged the benchmark.
¢	Among the top 10 countries in the benchmark by index weight, the U.K, France, and Japan delivered strong performance, while Singapore, Australia, and Canada were weak.

¢	Within the U.S., the self-storage, lodging, and industrial property sectors demonstrated the best total returns over the last 12 months and manufactured homes, regional malls, and apartments were the laggards.

¢	From a country perspective, the most significant positive contributor to relative performance during the fiscal year was our stock selection within Canada. At the security level within Canada, our overweight exposure to a global office company with a presence in the U.S., Canada, and Australia, had the largest positive impact on performance as this company was subject to an acquisition offer at the end of the third quarter of 2013.

¢	The second most meaningful positive contributor at a country level to relative performance was our allocation to, and stock selection within, the United Kingdom. Namely, the portfolio’s lack of exposure to a U.K. regional mall REIT and our overweight exposure to a U.K. mid-capitalization self-storage REIT were the most important drivers of this performance.

¢	From a country perspective, the most significant detractor from relative performance during the fiscal year was the portfolio’s overweight allocation to Norway. The portfolio’s lone Norwegian holding disappointed the market with a write down associated with its large development/redevelopment pipeline.

¢	The second most important relative performance detractor at a country level was the portfolio’s small exposure to Mexico. The portfolio’s one Mexican REIT holding was impacted by the emerging markets sell-off that began in the second quarter of 2013.

¢	Going forward, we expect higher quality cash flow growth to play a more meaningful role in driving total returns as internal growth prospects (i.e., occupancy lift and rental rate pricing power) continue to accelerate against a backdrop of fairly limited new supply, and companies remain active with external growth initiatives.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Global Real Estate Securities Fund (Continued)

¢	Dividend growth should be supported by the acceleration in cash flow growth, recapitalized balance sheets, and low historical dividend payout ratios.

¢	A favorable supply outlook should allow landlords to increase occupancy and achieve pricing power at a faster rate than they otherwise would in a recovery.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Retail REITs	25%
Diversified REITs	16
Specialized REITs	15
Office REITs	12
Residential REITs	11
Real Estate Operating Companies	9
Industrial REITs	4
Other (includes short-term investments)	8

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

Global Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13

	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	6.48%	27.16%		3/2/09
Class A Shares at POP[3,4]	0.36	25.53		3/2/09
Class C Shares at NAV[2] and with CDSC[4]	5.70	26.22		3/2/09
Class I Shares at NAV	6.78	27.51		3/2/09
S&P 500® Index	19.34	23.66	[5]	—
FTSE EPRA/NAREIT Developed Rental Index (net)	6.83	27.56	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.21%, Net 1.40%; C Shares: Gross 2.96%, Net 2.15%; Class I Shares: Gross 1.96%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

Greater Asia ex Japan Opportunities Fund Fund Summary	Ticker Symbols: Class A: VGAAX Class C: VGACX Class I: VGAIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 0.14%, Class C shares returned -0.65%, and Class I shares returned 0.42%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the MSCI AC Asia Pacific ex Japan Index (net) the Fund’s style-specific benchmark appropriate for comparison returned 7.15%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The start of an aggressive quantitative easing program led to a spectacular rise and then fall in the Japanese stock market, accompanied by a falling yen against all the major currencies. Prime Minister Shinzo Abe’s LDP government announced three sets of initiatives (or “arrows” as they marketed them) that they will use to spur the economy into growth.

¢	Equity markets were strong across most major economies with cyclical stocks and periphery European markets performing well, supported by coincident market indicators, including stable Chinese economic growth and low interest rates across southern Europe.

¢	U.S. outlook began to improve but turned into a “rate normalization” scare following upbeat Federal Reserve comments that tested the structural integrity of a number of emerging markets to currency shock, as money that had streamed away from the U.S. and Europe since the 2008-2009 crisis flooded back.

¢	By fiscal year end, all major emerging market currencies except the Indian rupee and Indonesian rupiah had recovered lost ground, and by September short-term rates were pulling back from the sharp rises that had been put in place as emergency measures by central banks to keep investors from leaving.
¢	The hardest hit currencies were those running current account deficits (CAD). The weaker currency and curbs put in place by the Indian authorities quickly led to a fall in the country’s CAD, and we anticipate the narrowing will continue, although we would not expect it to turn into a surplus. We regard the currency declines and changes that were made to stem ballooning CADs as healthy adjustments.

¢	China recorded GDP growth of 7.5% in the second quarter of 2013, a breakneck pace in a global context. Also in China, there has been a spate of accusations of illegal activity by Chinese authorities and press against foreign consumer and pharmaceuticals companies.

What factors affected the Fund’s performance during its fiscal year?

¢	Stock selection within the consumer staples sector contributed to the relative performance of the Fund during the fiscal year. The portfolio’s lack of exposure to energy helped performance, as the sector was one of the worst performers in the MSCI AC Asia Pacific ex Japan Index. The Fund’s out-of-index holdings in Bangladesh and Pakistan also helped relative performance during the year.

¢	The portfolio’s selection of financials names detracted from results, as did its underweight to the sector. While the portfolio’s underweight to materials was positive, the portfolio’s stock selection within the space hurt relative performance. The portfolio’s overweight to India detracted from performance during the year, as the country underperformed the overall index. The portfolio’s selection of Chinese names also hurt performance, as did the portfolio’s underweight exposure to the country, which was a top performed in the index.

¢	On an absolute basis, leading contributors to performance were British American Tobacco Bangladesh, Sands China (Hong Kong), HSBC Holdings (U.K.), Super Retail Group (Australia), and Unilever Pakistan, while on a relative basis, top contributors were British American Tobacco Bangladesh, Sands China, Super Retail Group, HSBC Holdings, and Sa Sa International Holdings (Hong Kong).

¢	The largest detractors to performance on an absolute performance basis were Newcrest Mining (Australia), HDFC Bank (India), Baidu (China),

Jubilant Foodworks (India), and Housing Development Finance Corp. (India). On a relative basis, the biggest detractors to performance were Newcrest Mining, HDFC Bank, Baidu, Housing Development Finance Corp. and Jubilant Foodworks.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Consumer Staples	33%
Financials	30
Consumer Discretionary	12
Health Care	6
Utilities	5
Industrials	4
Materials	4
Other (includes short-term investments)	6

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

Greater Asia ex Japan Opportunities Fund (Continued)

Average Annual Total Returns[1] for period ended 9/30/13
	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	0.14%	15.29%	4/21/09
Class A Shares at POP[3,4]	-5.62	13.76	4/21/09
Class C Shares at NAV[2] and with CDSC[4]	-0.65	14.43	4/21/09
Class I Shares at NAV	0.42	15.60	4/21/09
S&P 500® Index	19.34	19.10	—
MSCI AC Asia Pacific ex Japan Index (net)	7.15	16.15	—

Fund Expense Ratios6: A Shares: Gross 2.82%, Net 1.80%; C Shares: Gross 3.57%, Net 2.55%; Class I Shares: Gross 2.57%, Net 1.55%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For period ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

23

Greater European Opportunities Fund Fund Summary	Ticker Symbols: Class A: VGEAX Class C: VGECX Class I: VGEIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 15.92%, Class C shares returned 15.11%, and Class I shares returned 16.19%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the MSCI Europe Index (net), the Fund‘s style-specific benchmark appropriate for comparison, returned 24.23%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?*

¢	Earlier in the year, Italian political issues and the Cyprus bailout kept the region’s issues in the global spotlight. The Cyprus bailout, which was orchestrated by the European Central Bank, European Union, and the International Monetary Fund, kept the country in the eurozone. Markets rallied on the announcement of the deal; however, concerns about the competence of eurozone leadership, negative economic outcomes for Cyprus, and the effect of the deal on bank depositors in other eurozone countries remained.

¢	Greece was lowered by MSCI from developed to emerging market status – the first time MSCI has relegated a developed market country.

¢	Equity markets were strong across most major economies with cyclical stocks and periphery European markets performing well, supported by coincident market indicators including stable Chinese economic growth and low interest rates across southern Europe.

¢	The U.S. economic outlook began to improve but turned into a “rate normalization” scare following upbeat Fed’s comments that tested the structural integrity of a number of emerging markets to currency shock, as money that had streamed away from the U.S. and Europe since the 2008-2009 crisis flooded back.
¢	By fiscal year-end, most emerging market currencies had recovered lost ground and short-term interest rates were pulling back from the emergency measures used by central banks to keep investors from leaving. The focus then shifted to the first U.S. government shutdown since 1996.

¢	In the second quarter of 2013, after persistent disappointing economic data, the eurozone managed its first quarter on quarter growth (0.3%) in seven quarters, although it remained negative (-0.5%) against the second quarter of 2012. This positive bump alongside Angela Merkel’s CDU party winning the German elections is regarded as a positive step towards stability. General comfort was also reflected in the market signals of low interest rates across the European periphery with the Spanish and Italian 10-year sovereign rates both ending the quarter around 4.4%. However, we are not comfortable that a return to sustainable growth is close for the eurozone. While GDP numbers appear stable in aggregate for the eurozone, we see little growth ahead. Serious problems remain in the periphery and exports with a strong currency and slowing China could be challenging for exporters such as Germany.

¢	In the second quarter of 2013, year-over-year GDP in Greece fell 4.6%, Spain 1.6%, Portugal 2%, and Italy 2%. These declines without a quick solution would not matter so much if there was a transfer of wealth mechanism within Europe as there is in the U.S., but there is not. If a country is running a deficit, it needs to borrow or be forced to undergo fiscal consolidation, which further weakens growth in the short term. In addition, European banks are shrinking their balance sheets (partly because of the need to improve their leverage ratios), which is another headwind to a return to sustained economic growth.

What factors affected the Fund’s performance during its fiscal year?*

¢	The Fund’s stock selection in energy, as well as its underweight exposure to the sector, contributed to performance versus the MSCI Europe Index (net) during the fiscal year. The portfolio’s lack of exposure to utilities was also beneficial to results, as the sector underperformed the overall index.

¢	The Fund’s overweight to consumer staples dragged down performance for the year. Our stock selection within the space also detracted. The financials names held in the portfolio hurt performance versus the MSCI Europe Index; and our underweight exposure to the sector was also a detractor.

¢	The Fund’s selection of Italian stocks contributed to relative performance, as did the portfolio’s underweight to the country. The portfolio’s Swiss holdings performed better than those in the MSCI Europe Index, contributing to relative performance for the period.

¢	While the portfolio’s underweight to the United Kingdom was positive during the year, our stock selection within the country detracted from performance. The Fund’s out-of-index exposure to the United States hurt relative results during the period.

¢	On an absolute basis, leading contributors to performance were UBS (Switzerland), Barratt Developments (U.K.), Bureau Veritas (France), Zodiac Aerospace (France), and Core Laboratories (U.S.), while on a relative basis, top contributors were UBS, Barratt Developments, Zodiac Aerospace, Wirecard (Germany), and Luxottica Group (Italy).

¢	The largest detractors to performance on an absolute performance basis were Fresnillo (U.K.), Statoil (Norway), Fresenius Medical Care (German), Paddy Power (Ireland), and Elekta (Sweden). On a relative basis, the biggest detractors to performance were Fresnillo, Philip Morris International (U.S.), British American Tobacco (U.K.), Statoil, and Paddy Power.

*	Unless fund is less than 1 year then it is fiscal period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

24

Greater European Opportunities Fund (Continued)	Ticker Symbols: Class A: VGEAX Class C: VGECX Class I: VGEIX

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Consumer Staples	32%
Industrials	16
Financials	13
Health Care	11
Consumer Discretionary	10
Information Technology	6
Materials	6
Other (includes short-term investments)	6

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

25

Greater European Opportunities Fund (Continued)

Average Annual Total Returns[1] for period ended 9/30/13
	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	15.92%	17.34%	4/21/09
Class A Shares at POP[3,4]	9.25	15.79	4/21/09
Class C Shares at NAV[2] and with CDSC[4]	15.11	16.47	4/21/09
Class I Shares at NAV	16.19	17.63	4/21/09
S&P 500® Index	19.34	19.10	—
MSCI Europe Index (net)	24.23	15.94	—

Fund Expense Ratios6: A Shares: Gross 2.68%, Net 1.45%; C Shares: Gross 3.43%, Net 2.20%; Class I Shares: Gross 2.43%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

26

International Equity Fund Fund Summary	Ticker Symbols: Class A: VIEAX Class C: VIECX Class I: VIIEX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 13.38%, Class C shares returned 12.53%, and Class I shares returned 13.68%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the MSCI EAFE® Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 23.77%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

(Euclid Advisors LLC became the Fund’s subadvisor effective May 22, 2013, and Pyrford International Ltd. served as the subadviser from October 1, 2012 through May 21, 2013)

Euclid Advisors LLC

¢	International stock markets, as represented by the MSCI EAFE Index (net), was up over 20% during the fiscal year, though experienced a challenging spring and early summer, largely driven by the Fed’s talk of tapering and the resulting sell-off in emerging markets. However, as the summer progressed and markets regained their composure, non-U.S. stocks rallied strongly through the end of September to produce a positive third quarter return.

¢	In the spring, defensive sectors such as consumer staples began to weaken from their lofty valuations and concerns about emerging market growth, but as the rally began to gain momentum in mid-summer, it was the more cyclical sectors such as materials, industrials, and financials that led the way. Also, as a result of cheap valuations and takeovers talks, the European telecom sector performed very well over the summer and into the fall.

Pyrford International Ltd

¢	For the year, developed markets posted strong returns, primarily boosted by the highly accommodating monetary policies of global central banks. Japanese equities were particularly strong, as investors were optimistic that the newly elected government would be able to engineer an economic recovery. European equity markets were not quite as strong as their Japanese counterparts, though still posted solid gains. Emerging markets continued their relative underperformance over the period, with particular focus on falling commodity prices and a slowdown in China.

What factors affected the Fund’s performance during its fiscal year?

Euclid Advisors LLC

¢	The Fund was well positioned for the rally in cyclical stocks during the third quarter of 2013, with an overweight to financials and industrials, and was a beneficiary of strong performance in those sectors. At the end of the third quarter, the Fund was still overweight more economically-sensitive sectors such as financial and industrials and underweight the more defensive sectors such as health care and consumer staples.

¢	With Japan still pursuing major economic reforms, and Europe beginning to show positive growth, the international equity markets appear attractively valued with a favorable outlook.

Pyrford International Ltd

¢	The Fund underperformed the MSCI EAFE® Index (net) for the fiscal year, due mainly to the defensive nature of equities held in the portfolio.

¢	The key detractor from performance was the portfolio’s large underweight allocation to Japanese equities which rallied over the period. However, stock selection in Japan was a key positive contributor. In addition, the Fund’s underweight to the Japanese yen was a strong positive contributor to currency returns, as was the underweight exposure to European equities.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Industrials	29%
Financials	24
Materials	10
Consumer Discretionary	8
Telecommunication Services	4
Health Care	3
Information Technology	3
Other (includes short-term investments)	19

Total	100%

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

27

International Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	13.38%	9.18%		9/16/10
Class A Shares at POP[3,4]	6.87	7.07		9/16/10
Class C Shares at NAV[2] and with CDSC[4]	12.53	8.23		9/16/10
Class I Shares at NAV	13.68	9.32		9/16/10
S&P 500® Index	19.34	16.61	[5]	—
MSCI EAFE® Index (net)	23.77	9.24	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.74%, Net 1.50%; C Shares: Gross 2.49%, Net 2.25%; Class I Shares: Gross 1.49%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For period ended 9/30

This chart assumes an initial investment of $10,000 made on September 16, 2010 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

28

International Real Estate Securities Fund Fund Summary	Ticker Symbols: Class A: PXRAX Class C: PXRCX Class I: PXRIX

¢	The Fund is diversified and has a primary investment objective of long-term capital appreciation and a secondary investment objective of income.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 9.39%, Class C shares returned 8.55%, and Class I shares returned 9.66%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, the FTSE EPRA/NAREIT Developed Rental ex U.S. Index (Net), the Fund’s style-specific benchmark appropriate for comparison, returned 9.84%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The U.S. presidential election and fiscal situation dominated the market’s attention in the fourth quarter of 2012 against a backdrop of improving global economic data.

¢	The Japanese returned the Liberal Democratic Party to power as its platform of more aggressive fiscal and monetary policy expansion was embraced; and Japanese equities rallied during the fiscal period as the early results of these policies have been favorable.

¢	Notably, during the first quarter of 2013, the Fed offered its first real look at how it would exit its open-ended quantitative easing program, just one quarter after starting it. The U.S. central bank established a shift from time-based metrics to a formula incorporating thresholds of 6.5% unemployment and 2.5% core CPI.

¢	The second quarter of 2013 witnessed a fairly meaningful uptick in global interest rates sparked by a concern that the Fed would begin to remove some of its policy stimulus during the second half of 2013. The sudden rise in rates caught many by surprise and drove a healthy correction in fixed income securities and more interest rate-sensitive equities during the second quarter of 2013. Market actors were surprised again in September 2013 as the Fed decided not to reduce the pace of its monthly bond market purchases after signaling in May 2013 that this was likely.
¢	Not surprisingly, given the nearly 1.00% increase in U.S. 10-Year Treasury bond yields during the fiscal period, cyclical-oriented equities performed better than defensive equities and fixed income securities were broadly disfavored. Emerging market equities suffered as capital headed for the exits and their currencies came under pressure.

What factors affected the Fund’s performance during its fiscal year?

¢	For the one-year period ending September 30, 2013, the Fund slightly trailed its style-specific benchmark. Security selection was a positive contributor to performance during the period, while country allocation detracted from performance.

¢	On a regional basis, Europe and Japan outperformed the style-specific benchmark and Asia Pacific ex- Japan and Canada lagged the benchmark.

¢	Among the top 10 countries in the benchmark by index weight, the U.K, France, and Japan delivered strong performance, while Singapore, Australia, and Canada were weak.

¢	From a country perspective, the most significant positive contributor to relative performance during the fiscal year was the Fund’s stock selection within Canada. At the security level within Canada, its overweight exposure to a global office company with a presence in the U.S., Canada, and Australia, had the largest positive impact on performance as this company was subject to an acquisition offer at the end of the third quarter of 2013.

¢	The second most meaningful positive contributor to relative performance at a country level was the Fund’s allocation to, and stock selection within, the United Kingdom. Namely, the portfolio’s lack of exposure to a U.K. regional mall REIT and the portfolio’s overweight exposure to a U.K. mid-capitalization self-storage REIT were the most important drivers of this performance.

¢	From a country perspective, the most significant detractor from relative performance during the fiscal year was the Fund’s overweight allocation to Norway. The Fund’s lone Norwegian holding disappointed the market with a write down associated with its large development/redevelopment pipeline.

¢	The second most important detractor from relative performance at a country level was the Fund’s small exposure to Mexico. The Fund’s one Mexican REIT holding was impacted by the emerging markets sell-off that began in the second quarter of 2013.

¢	Going forward, we expect higher quality cash flow growth to play a more meaningful role in driving total returns as internal growth prospects (i.e., occupancy lift and rental rate pricing power) continue to improve against a backdrop of fairly limited new supply, and companies remain active with external growth initiatives.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.
Retail REITs	25%
Real Estate Operating Companies	21
Diversified REITs	19
Office REITs	13
Industrial REITs	3
Diversified Real Estate Activities	3
Specialized REITs	1
Other (includes short-term investments)	15

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

29

International Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 Year	5 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	9.39%	6.92%	-0.72%		10/1/07
Class A Shares at POP[3,4]	3.10	5.66	-1.69		10/1/07
Class C Shares at NAV[2] and with CDSC[4]	8.55	6.13	-1.48		10/1/07
Class I Shares at NAV	9.66	7.18	-0.48		10/1/07
S&P 500® Index	19.34	10.02	3.66	[5]	—
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)	9.84	6.69	-1.88	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.82%, Net 1.50%; C Shares: Gross 2.57%, Net 2.25%; Class I Shares: Gross 1.57%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 1, 2007 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

30

International Small-Cap Fund Fund Summary	Ticker Symbols: Class A: VISAX Class C: VCISX Class I: VIISX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2013, the Fund’s Class A shares at NAV returned 31.97%, Class C shares returned 30.92%, and Class I shares returned 32.13%. For the same period, the S&P 500® Index, a broad-based equity index, returned 19.34%, and the MSCI AC World Ex U.S. Small Cap Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 20.04%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Developed international equity markets were strong during the Fund’s fiscal year, producing solid double-digit returns. Although returns were positive, equity markets have been volatile during the period given the continued uncertainty in the global macroeconomic environment. However, more recently, markets have shown strength on better-than-expected economic data from Europe and China, as well as the Fed’s decision in September to leave monetary policy unchanged. Europe, in particular, appears to have moved from recession into recovery following the July announcement that the second-quarter GDP rate turned positive for the first time since 2011. Signs of actual growth, including improved auto sales, coupled with the absence of any further government bailouts helped fuel a rally in European equities.

¢	On the other hand, emerging markets underperformed developed markets, producing only slightly positive returns for the period. Several high-growth countries, such as Indonesia and India, declined significantly on currency and fiscal concerns. Growth in China clearly slowed during the period, but more recently, the growth rate appears to have at least stabilized with the country reporting improved manufacturing and export data.
¢	Most sectors were strongly positive for the Fund’s fiscal year, with utilities, consumer discretionary, and information technology posting the strongest performance. Materials was the only sector to post a negative return for the period, followed by energy which was only modestly positive.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund outperformed the MSCI AC World Ex-U.S. Small Cap Index (net) during the Fund’s fiscal year. The Fund tended to own larger positions than most managers and many of these positions are not highly correlated with the markets in which they trade. This will, at times, result in Fund performance that varies significantly from the benchmark.

¢	An example of this is the Fund’s relative performance in the materials sector. The Fund currently owns no commodity producers, which allowed its materials stocks to generate strong returns during a period where weak commodity prices led to a decline for materials stocks in the benchmark. Likewise, the Fund’s emerging markets holdings produced strongly positive returns versus a modest single-digit return for the benchmark.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market and or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2013.

Industrials	29%
Materials	13
Financials	12
Consumer Discretionary	8
Health Care	6
Information Technology	6
Energy	5
Other (includes short-term investments)	21

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

31

International Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/13
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	31.97%	30.73%		9/5/12
Class A Shares at POP[3,4]	24.38	23.68		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	30.92	29.76		9/5/12
Class I Shares at NAV[2]	32.13	31.01		9/5/12
S&P 500® Index	19.34	21.07	[5]	—
MSCI AC World Ex U.S. Small Cap Index (net)	20.04	24.75	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.18%, Net 1.60%; C Shares: Gross 2.93%, Net 2.35%; I Shares: Gross 1.93%, Net 1.35%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2013 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2014. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2013 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

32

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—25.8%
Argentine Republic PIK Interest Capitalization Interest—5.77%, Capitalization 2.51%, 12/31/31(9)	$215		$138
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(4)	480		434
RegS 7.000%, 12/1/18(4)	70		59
RegS 12.750%, 8/23/22(4)	30		30
7.650%, 4/21/25	775		562
9.375%, 1/13/34	325		258
Dominican Republic 144A 5.875%, 4/18/24(3)	100		93
Federation of Russia 144A
7.850%, 3/10/18(3)	5,000	RUB	160
Series 6207 8.150%, 2/3/27	3,610	RUB	117
Hellenic Republic
2.000%, 2/24/23(2)	40	EUR	34
2.000%, 2/24/27(2)	235	EUR	170
Honduras Republic 7.500%, 3/15/24	200		171
Hungary
6.375%, 3/29/21	110		118
5.375%, 2/21/23	76		74
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	200		182
Mongolia 144A 5.125%, 12/5/22(3)	200		171
Republic of Angola (Northern Lights III BV) RegS 7.000%, 8/16/19(4)(5)	250		269
Republic of Belarus 8.950%, 1/26/18	100		95
Republic of Cote d’ Ivoire 144A 5.750%, 12/31/32(2)(3)	100		89
Republic of Croatia 144A 6.375%, 3/24/21(3)	300		310
Republic of Ecuador 144A 9.375%, 12/15/15(3)	100		105
Republic of El Salvador 144A 7.650%, 6/15/35(3)	70		71
Republic of Guatemala 144A 4.875%, 2/13/28(3)	200		184
Republic of Indonesia Series FR-30, 10.750%, 5/15/16	1,475,000	IDR	138
Series FR63, 5.625%, 5/15/23	624,000	IDR	44
Republic of Peru 144A 6.900%, 8/12/37(3)	400	PEN	150
Republic of Philippines 4.950%, 1/15/21	5,000	PHP	124
Republic of Poland 5.750%, 10/25/21	300	PLZ	105
Republic of Portugal Treasury Obligation 4.950%, 10/25/23	45	EUR	53
Republic of Serbia 144A 6.750%, 11/1/24(2)(3)	79		77

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of South Africa Series R208, 6.750%, 3/31/21	1,470	ZAR	$141
Republic of Sri Lanka 144A 5.875%, 7/25/22(3)	$200		185
Republic of Turkey
9.000%, 3/8/17	155	TRY	77
5.125%, 3/25/22	200		199
6.750%, 5/30/40	225		235
Republic of Uruguay 4.375%, 12/15/28(8)	4,858	UYU	237
Republic of Zambia 144A 5.375%, 9/20/22(3)	200		176
Romania 144A 6.750%, 2/7/22(3)	150		172
Ukraine
144A 7.950%, 6/4/14(3)	200		191
144A 6.580%, 11/21/16(3)	200		173
144A 7.750%, 9/23/20(3)	325		279
144A 7.500%, 4/17/23(3)	200		166
United Mexican States
Series M, 6.000%, 6/18/15	3,855	MXN	305
Series M, 6.500%, 6/9/22	2,250	MXN	178
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $8,013)			7,299

CORPORATE BONDS AND NOTES—71.5%

Austria—0.7%
Sappi Papier Holding GmbH 144A 8.375%, 6/15/19(3)	200		210

Bermuda—1.8%
Aircastle Ltd. 6.250%, 12/1/19	100		106
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	200		208
GeoPark Latin America Ltd. (Agencia en Chile) 144A 7.500%, 2/11/20(3)	200		201

			515

Brazil—4.8%
Banco ABC Brasil SA 144A 7.875%, 4/8/20(3)	100		101
Banco do Brasil SA 144A 9.250%,(2)(3)(6)(7)	200		213
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	300	BRL	125
Banco Votorantim SA 144A 7.375%, 1/21/20(3)	125		130
BRF SA 144A 7.750%, 5/22/18(3)	400	BRL	143
Embraer SA 5.150%, 6/15/22	100		97
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	125		133
Itau Unibanco Holding SA RegS 5.650%, 3/19/22(4)	250		238

	PAR VALUE		VALUE
Brazil—continued
Vale SA
5.625%, 9/11/42	$200		$174

			1,354

Canada—0.5%
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	45		44
Pacific Rubiales Energy Corp. 144A 5.125%, 3/28/23(3)	100		90

			134

Cayman Islands—6.7%
Braskem Finance Ltd. 144A 5.375%, 5/2/22(3)	200		187
Country Garden Holdings Co., Ltd. 144A 7.500%, 1/10/23(3)	200		194
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%,(2)(3)(6)(7)	325		342
IPIC GMTN Ltd. 144A 6.875%, 11/1/41(3)	250		301
Kaisa Group Holdings Ltd. 144A 8.875%, 3/19/18(3)	200		202
MIE Holdings Corp. 144A 9.750%, 5/12/16(3)	200		206
Petrobras International Finance Co. 6.750%, 1/27/41	300		290
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(3)	175		187

			1,909

Chile—3.8%
Automotores Gildemeister SA 144A 6.750%, 1/15/23(3)	150		118
Banco Santander Chile 144A 3.875%, 9/20/22(3)	200		185
Cencosud SA 144A 4.875%, 1/20/23(3)	200		189
CorpGroup Banking SA 144A 6.750%, 3/15/23(3)	250		214
Inversiones CMPC SA 144A 4.375%, 5/15/23(3)	200		186
SACI Falabella RegS 6.500%, 4/30/23(4)	100,000	CLP	185

			1,077

China—0.6%
China Railway Resources Huitung Ltd. 3.850%, 2/5/23	200		184

Colombia—1.0%
Bancolombia SA 5.125%, 9/11/22	250		228

See Notes to Financial Statements

33

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Colombia—continued
Ecopetrol SA 5.875%, 9/18/23	$65		$68

			296

Georgia—0.7%
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	200		206

Greece—0.3%
Hellenic Railways 5.460%, 1/30/14	75	EUR	98

Hong Kong—0.8%
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	200		217

India—1.7%
Bank of India 144A 3.625%, 9/21/18(3)	200		189
ICICI Bank Ltd. 144A 6.375%, 4/30/22(2)(3)	300		281

			470

Indonesia—3.0%
Pertamina Persero PT
144A 5.250%, 5/23/21(3)	200		190
144A 4.875%, 5/3/22(3)	200		182
144A 6.000%, 5/3/42(3)	275		223
Perusahaan Listrik Negara PT 144A 5.500%, 11/22/21(3)	250		240

			835

Ireland—4.0%
Alfa Bank OJSC 144A 7.500%, 9/26/19(3)(5)	200		207
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(5)	200		200
Metalloinvest Finance Ltd. 144A 5.625%, 4/17/20(3)	200		194
Nomos Bank Via Nomos Capital plc 144A 7.250%, 4/25/18(3)(5)	200		201
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(5)	200		184
Vimpel Communications OJSC (VIP Finance Ireland Ltd.) 144A 9.125%, 4/30/18(3)	125		145

			1,131

Israel—0.8%
Israel Electric Corp. Ltd. RegS 7.250%, 1/15/19(4)	200		219

	PAR VALUE		VALUE
Kazakhstan—3.8%
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	$200		$184
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	200		187
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	200		202
Kazkommerts Bank International BV 144A 7.875%, 4/7/14(3)	100		102
KazMunayGas National Co. JSC 144A 5.750%, 4/30/43(3)	200		176
Zhaikmunai LP 144A 7.125%, 11/13/19(3)	200		210

			1,061

Luxembourg—6.3%
ALROSA Finance SA 144A 7.750%, 11/3/20(3)	200		223
Altice Financing SA 144A 7.875%, 12/15/19(3)	200		212
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(3)	100		105
Gazprom Neft OAO (GPN Capital SA) 144A 4.375%, 9/19/22(3)(5)	200		184
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	200		191
Sberbank of Russia (Sberbank Capital SA) 144A 5.125%, 10/29/22(3)(5)	400		373
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)(5)	100		107
TMK OAO Via (TMK Capital) SA 144A 6.750%, 4/3/20(3)(5)	200		191
Wind Acquisition Finance S.A. 144A 7.250%, 2/15/18(3)	200		208

			1,794

Mexico—4.2%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	200		198
America Movil SAB de CV Series 12 6.450%, 12/5/22	2,000	MXN	143
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.750%, 9/30/22(3)	150		155
Cemex SAB de CV 144A 5.875%, 3/25/19(3)	200		192
Grupo Televisa SAB 7.250%, 5/14/43	2,000	MXN	129
Mexichem SAB de CV 144A 4.875%, 9/19/22(3)	200		194

	PAR VALUE		VALUE
Mexico—continued
Petroleos Mexicanos 5.500%, 6/27/44	$200		$182

			1,193

Netherlands—1.6%
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	200		181
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	200		186
Petrobras Global Finance BV 4.375%, 5/20/23	100		91

			458

Panama—1.2%
AES El Salvador Trust II 144A 6.750%, 3/28/23(3)	200		191
Banco Latinoamericano de Comercio Exterior SA 144A 3.750%, 4/4/17(3)	150		151

			342

Peru—2.8%
Banco Bilbao Vizcaya Argentaria S.A. Banco Continental SA 144A 5.000%, 8/26/22(3)	125		120
Banco de Credito del Peru 144A 5.375%, 9/16/20(3)	200		201
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(3)	100		99
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	200		173
Volcan Compania Minera SAA 144A 5.375%, 2/2/22(3)	200		190

			783

Russia—2.0%
AHML Finance Ltd. 144A 7.750%, 2/13/18	5,000	RUB	150
Brunswick Rail Finance Ltd. 144A 6.500%, 11/1/17(3)	200		201
VTB Bank OJSC 144A 9.500%, 12/1/49(2)(3)(5)	200		214

			565

Sri Lanka—0.7%
Bank of Ceylon 144A 6.875%, 5/3/17(3)	200		200

Sweden—0.7%
PKO Finance AB 144A 4.630%, 9/26/22(3)(5)	200		196

See Notes to Financial Statements

34

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	PAR VALUE		VALUE
Thailand—1.4%
Bangkok Bank PCL 144A 3.300%, 10/3/18(3)	$200		$199
PTT Global Chemical plc 144A 4.250%, 9/19/22(3)	200		190

			389

Trinidad and Tobago—0.3%
Petroleum Co. of Trinidad & Tobago Ltd. RegS 6.000%, 5/8/22(4)	75		80

Turkey—4.2%
Akbank TAS 144A 7.500%, 2/5/18	300	TRY	135
Arcelik AS 144A 5.000%, 4/3/23(3)	200		173
KOC Holding AS 144A 3.500%, 4/24/20(3)	200		170
Turkiye Is Bankasi AS 144A 6.000%, 10/24/22(3)	200		183
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	200		184
Turkiye Sise Ve Cam Fabrikalari AS 144A 4.250%, 5/9/20(3)	200		174
Yapi ve Kredi Bankasi AS 144A 4.000%, 1/22/20(3)	200		179

			1,198

Ukraine—0.9%
DP World Ltd. 144A 6.850%, 7/2/37(3)	250		251

United Arab Emirates—1.1%
Abu Dhabi National Energy Co. 144A 5.875%, 12/13/21(3)	275		306

United Kingdom—1.2%
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(3)	100		110
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	200		221

			331

United States—3.3%
Brazil Loan Trust 1 144A 5.477%, 7/24/23(3)	250		257
First Data Corp.
11.250%, 3/31/16	32		32
144A 10.625%, 6/15/21(3)	40		41
144A 11.750%, 8/15/21(3)	50		49
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)	250		251
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	100		101
Sealed Air Corp. 144A 6.500%, 12/1/20(3)	25		26

	PAR VALUE		VALUE
United States—continued
Tronox Finance LLC 144A 6.375%, 8/15/20(3)	$170		$169

			926

Venezuela—4.1%
Corp Andina de Fomento 4.375%, 6/15/22	200		199
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(4)	1,055		959

			1,158

Virgin Islands (British)—0.4%
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(3)	275	BRL	123
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $21,495)			20,209

LOAN AGREEMENTS(2)—0.4%

Information Technology—0.4%
Alcatel-Lucent U.S.A., Inc. 5.750%, 1/30/19	99		101
TOTAL LOAN AGREEMENTS (Identified Cost $100)			101
TOTAL LONG TERM INVESTMENTS—97.7%
(Identified Cost $29,608)			27,609

	SHARES
SHORT-TERM INVESTMENTS—1.3%

Money Market Mutual Funds—1.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	376,400		376
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $376)			376
TOTAL INVESTMENTS—99.0% (Identified Cost $29,984)			27,985	(1)
Other assets and liabilities, net—1.0%			275

NET ASSETS—100.0%			$28,260

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2013.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities amounted to a value of $18,593 or 65.8% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	No contractual maturity date
(7)	Interest payments may be deferred.
(8)	Principal amount is adjusted pursuant to the change in the Index.
(9)	69.7% of the income received was in cash and 30.3% in PIK.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Country Weightings (Unaudited)†
Venezuela	9%
Cayman Islands	7
Luxembourg	6
Mexico	6
Turkey	6
Brazil	5
United States	5
Other	56
Total	100%
† % of total investments as of September 30, 2013

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

35

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Corporate Bonds And Notes	$20,209	$—	$20,209
Foreign Government Securities	7,299	—	7,299
Loan Agreements	101	—	101
Equity Securities:
Short-Term Investments	376	376	—

Total Investments	$27,985	$376	$27,609

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

36

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—3.8%

Consumer Staples—2.0%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar 2.420% (Brazil)	400	$19
Companhia de Bebidas das Americas 2.290% (Brazil)	4,600	176

		195

Materials—0.4%
Klabin SA (Brazil) 2.54%	8,200	43

Utilities—1.4%
Cia Energetica de Sao Paulo, Class B (Brazil) 3.83%	4,900	51
Companhia Paranaense de Energia 1.490%, Class B (Brazil)	5,900	83

		134
TOTAL PREFERRED STOCK (Identified Cost $355)		372

COMMON STOCKS—90.8%

Consumer Discretionary—7.7%
Anta Sports Products Ltd. (China)	68,000	88
Arcelik AS (Turkey)	5,192	30
Bosideng International Holdings Ltd (Hong Kong)	180,000	43
China Motor Corp. (Taiwan)	61,000	55
Cia Hering (Brazil)	2,200	33
Halla Visteon Climate Control Corp. (South Korea)	2,050	78
Kangwon Land, Inc. (South Korea)	3,570	95
Lojas Renner S.A. (Brazil)	2,400	69
MRV Engenharia e Participacoes S.A. (Brazil)	8,300	34
Naspers Ltd. (South Africa)	709	65
Parkson Holdings Bhd (Malaysia)	16,100	19
Pou Chen Corp. (Taiwan)	16,000	19
Truworths International Ltd. (South Africa)	4,007	36
UMW Holdings Bhd (Malaysia)	28,400	103

		767

Consumer Staples—6.3%
Almacenes Exito SA (Colombia)	1,216	21
Foschini Group Ltd/The (South Africa)	3,280	34
Hite Jinro (South Korea)	1,910	49
Indofood Sukses Makmur Tbk PT (Indonesia)	48,500	29
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Mexico)	16,000	47
KT&G Corp. (South Korea)	2,818	202
President Chain Store Corp. (Taiwan)	10,000	72
Souza Cruz S.A. (Brazil)	4,700	56
Spar Group Ltd. (The) (South Africa)	4,459	54

	SHARES	VALUE
Consumer Staples—continued
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	23,000	$60

		624

Energy—9.2%
China Petroleum & Chemical Corp. Class H (China)	73,800	58
China Shenhua Energy Co., Ltd. Class H (China)	24,000	73
CNOOC Ltd. (China)	61,000	124
Ecopetrol S.A. (Colombia)	43,514	100
Lukoil OAO Sponsored ADR (Russia)	2,000	127
PTT PCL (Thailand)	4,400	44
Sasol Ltd. (South Africa)	3,259	156
Tambang Batubara Bukit Asam Persero Tbk PT (Indonesia)	42,000	46
Tatneft OAO (Russia)	3,667	146
Ultrapar Participacoes S.A. (Brazil)	1,400	34

		908

Financials—30.7%
African Bank Investments Ltd. (South Africa)	19,045	32
Agricultural Bank of China Ltd. (China)	140,000	64
Alliance Financial Group Bhd (Malaysia)	52,100	80
AMMB Holdings Bhd (Malaysia)	43,300	98
Banco de Chile (Chile)	410,690	62
Banco do Brasil SA (Brazil)	8,600	100
Banco Santander Chile SA (Chile)	4,210,001	275
Bank of China Ltd. (China)	610,000	278
Bank of the Philippine Islands (Philippines)	21,750	48
Barclays Africa Group Ltd. (South Africa)	1,679	25
BR Malls Participacoes SA (Brazil)	1,900	17
BR Properties SA (Brazil)	3,500	31
China Construction Bank Corp. (China)	384,000	296
China Minsheng Banking Corp. Ltd. (China)	45,000	54
Compartamos SAB de C.V. (Mexico)	38,300	71
Dongbu Insurance Co., Ltd. (South Korea)	2,300	99
Farglory Land Development Co., Ltd. (Taiwan)	56,000	104
FirstRand Ltd. (South Africa)	17,554	58
Grupo Financiero Inbursa Sab de CV (Mexico)	19,300	44
Guangzhou R&F Properties Co., Ltd. (China)	40,000	62
Highwealth Construction Corp. (Taiwan)	7,400	16
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	4,560	124

	SHARES	VALUE
Financials—continued
Industrial & Commercial Bank of China Ltd. (China)	374,000	$261
Industrial Bank of Korea (South Korea)	3,260	36
Komercni Banka A.S. (Czech Republic)	439	98
OTP Bank plc (Hungary)	1,603	32
Porto Seguro S.A. (Brazil)	2,300	29
Powszechna Kasa Oszczednosci Bank Polski S.A. (Poland)	12,836	152
Powszechny Zaklad Ubezpieczen S.A. (Poland)	654	89
Redefine Properties Ltd. (South Africa)(2)	56,379	55
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	234	54
Siam Commercial Bank PCL (Thailand)	13,800	69
Soho China Ltd. (China)	60,000	52
Standard Bank Group Ltd. (South Africa)	6,286	75

		3,040

Health Care—0.2%
Kalbe Farma Tbk PT (Indonesia)	150,500	15

Industrials—8.2%
Aboitiz Equity Ventures, Inc. (Philippines)	82,900	86
Alfa Sab de CV (Mexico)	11,700	31
Arteris SA (Brazil)	5,700	49
China Communications Construction Co., Ltd. (China)	33,000	26
CTCI Corp. (Taiwan)	4,000	6
Ecorodovias Infraestrutura e Logistica SA (Brazil)	5,500	38
Grupo Aeroportuario del Pacifico Sab de CV (Mexico)	6,800	35
Grupo Carso Sab de CV (Mexico)	9,700	52
Imperial Holdings Ltd (South Africa)	686	15
Jiangsu Expressway Co., Ltd. (China)	70,000	83
Reunert Ltd. (South Africa)	6,730	49
S-1 Corp. (South Korea)	895	54
Samsung Engineering Co., Ltd. (South Korea)	617	47
Samsung Heavy Industries Co., Ltd. (South Korea)	1,130	45
Taiwan Cement Corp (Taiwan)	42,000	61
Teco Electric and Machinery Co., Ltd. (Taiwan)	55,000	58
Zhejiang Expressway Co., Ltd. (China)	86,000	79

		814

Information Technology—11.4%
Asustek Computer, Inc. (Taiwan)	14,000	112
Catcher Technology Co., Ltd. (Taiwan)	9,000	48
Cielo SA (Brazil)	1,920	52
Kinsus Interconnect Technology Corp. (Taiwan)	13,000	46

See Notes to Financial Statements

37

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
Information Technology—continued
Lite-On Technology Corp. (Taiwan)	44,184	$75
MStar Semiconductor, Inc. (Taiwan)	5,000	46
Quanta Computer, Inc. (Taiwan)	52,000	113
Radiant Opto-Electronics Corp. (Taiwan)	39,260	140
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	108,000	367
Transcend Information, Inc. (Taiwan)	43,000	135

		1,134

Materials—7.9%
Cementos Argos SA (Colombia)	1,981	10
China Bluechemical Ltd. Class H (China)	92,000	54
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	34,600	104
Industrias Penoles S.A.B de C.V. (Mexico)	3,450	101
Jiangxi Copper Co., Ltd. (China)	47,000	92
Kumba Iron Ore Ltd. (South Africa)	2,701	125
Nampak Ltd (South Africa)	5,039	16
Petronas Chemicals Group BHD (Malaysia)	29,300	62
PTT Global Chemical PCL (Thailand)	51,300	121
Shougang Fushan Resources Group Ltd. (Hong Kong)	228,000	77
Uralkali OJSC Sponsored GDR (Russia)	664	17

		779

	SHARES	VALUE
Telecommunication Services—6.9%
Advanced Info Service PCL (Thailand)	5,100	$42
China Communications Services Corp. Ltd. (China)	90,000	52
China Mobile Ltd. (Hong Kong)	18,500	207
MTN Group Ltd. (South Africa)	3,441	67
SK Telecom Co., Ltd. (South Korea)	704	143
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	276,000	50
Tim Participacoes S.A. (Brazil)	6,800	32
Turk Telekomunikasyon AS (Turkey)	25,532	89

		682

Utilities—2.3%
CEZ AS (Czech Republic)	2,527	65
Delta Electronics Inc (Taiwan)	8,000	39
Guangdong Investments Ltd. (China)	58,000	50
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	175,500	79

		233
TOTAL COMMON STOCKS (Identified Cost $8,628)		8,996

EXCHANGE-TRADED FUNDS—4.6%
iPath MSCI India Index ETN(2)	8,991	455
iShares MSCI Emerging Markets Index Fund	25	1
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $459)		456
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $9,442)		9,824

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.9%

Money Market Mutual Funds—1.9%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	183,820	$184
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $184)		184
TOTAL INVESTMENTS—101.1%
(Identified Cost $9,626)		10,008	(1)
Other assets and liabilities, net—(1.1)%		(106)

NET ASSETS—100.0%		$9,902

Abbreviations:

ADR	American Depositary Receipt
ETN	Exchange-Traded Note
GDR	Global Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
China	18%
Taiwan	15
Brazil	10
South Korea	10
South Africa	9
India	5
Mexico	5
Other	28
Total	100%
† % of total investments as of September 30, 2013

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$8,996	$8,996
Exchange-Traded Funds	456	456
Preferred Stock	372	372
Short-Term Investments	184	184

Total Investments	$10,008	$10,008

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

38

VIRTUS GLOBAL COMMODITIES STOCK FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—92.6%

Consumer Staples—12.5%
Andersons, Inc. (The) (United States)	9,031	$631
BRF – Brasil Foods SA ADR (Brazil)	29,918	734
KWS Saat AG (Germany)	1,188	413
Nutreco N.V. (Netherlands)	5,948	311
S&W Seed Co. (United States)(2)	54,349	455
Tyson Foods, Inc. Class A (United States)	40,521	1,146

		3,690

Energy—33.1%
Athabasca Oil Corp. (Canada)(2)	61,801	471
Bankers Petroleum Ltd. (Canada)(2)	91,727	345
Cameron International Corp. (United States)(2)	10,248	598
Canyon Services Group, Inc. (Canada)	22,082	252
Concho Resources, Inc. (United States)(2)	7,554	822
Continental Resources, Inc. (United States)(2)	5,897	632
Core Laboratories N.V. (Netherlands)	4,404	745
FX Energy, Inc. (United States)(2)	70,800	244
GeoSpace Technologies Corp. (United States)(2)	11,957	1,008
MEG Energy Corp. (Canada)(2)	25,737	888
Noble Corp. (Switzerland)	13,616	514
Painted Pony Petroleum Ltd. (Canada)(2)	36,532	287
Seadrill Ltd. (Bermuda)	20,373	918
Suncor Energy, Inc. (Canada)	16,537	592
Tesoro Corp. (United States)	3,739	164
Trilogy Energy Corp. (Canada)	11,340	323
Valero Energy Corp. (United States)	27,566	941

		9,744

Health Care—0.6%
Evogene Ltd. (Israel)(2)	22,805	178

	SHARES	VALUE
Industrials—7.2%
AGCO Corp. (United States)	3,832	$232
Cervus Equipment Corp. (Canada)	3,140	63
JGC Corp. (Japan)	16,800	605
Kubota Corp. Sponsored ADR (Japan)	8,397	611
Lindsay Corp. (United States)	4,281	350
Rocky Mountain Dealerships, Inc. (Canada)	22,792	260

		2,121

Materials—39.2%
Agnico-Eagle Mines Ltd. (Canada)	18,086	479
Alamos Gold, Inc. (Canada)	26,093	405
Barrick Gold Corp. (Canada)	36,694	683
BHP Billiton Ltd. Sponsored ADR (Australia)	14,732	980
CF Industries Holdings, Inc. (United States)	869	183
Du Pont (E.I.) de Nemours & Co. (United States)	7,057	413
Franco-Nevada Corp. (Canada)	15,552	706
Goldcorp, Inc. (Canada)	22,151	576
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	316,298	947
Imperial Metals Corp. (Canada)(2)	44,958	541
JFE Holdings, Inc. (Japan)	21,500	556
Johnson Matthey plc (United Kingdom)	6,473	294
MBAC Fertilizer Corp. (Canada)(2)	181,593	402
Monsanto Co. (United States)	6,390	667
New Gold, Inc. (Canada)(2)	34,930	209
Nippon Steel & Sumitomo Metal Corp. (Japan)	166,000	562
Royal Gold, Inc. (United States)	13,489	657
Silver Wheaton Corp. (Canada)	16,142	400
Syngenta AG ADR (Switzerland)	4,327	352
Teck Cominco Ltd. Class B (Canada)	34,344	922
Vale SA Sponsored ADR (Brazil)	38,717	603

		11,537
TOTAL COMMON STOCKS (Identified Cost $25,069)		27,270

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—0.8%
PowerShares DB Gold Fund (United States)(2)	5,112	$229
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $261)		229
TOTAL LONG TERM INVESTMENTS—93.4%
(Identified Cost $25,330)		27,499

SHORT-TERM INVESTMENTS—5.5%

Money Market Mutual Funds—5.5%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	1,611,697	1,612
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,612)		1,612
TOTAL INVESTMENTS—98.9% (Identified Cost $26,942)		29,111	(1)
Other assets and liabilities, net—1.1%		323

NET ASSETS—100.0%		$29,434

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States (short-term investments)	38%
Canada	30
Japan	8
Brazil	5
Netherlands	4
Australia	3
Mexico	3
Other	9
Total	100%
† % of total investments as of September 30, 2013

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$27,270	$27,270
Exchange-Traded Funds	229	229
Short-Term Investments	1,612	1,612

Total Investments	$29,111	$29,111

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

39

VIRTUS GLOBAL DIVIDEND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.7%

Consumer Discretionary—2.4%
Eutelsat Communications SA (France)	52,250	$1,652
SES SA (Luxembourg)	61,790	1,768

		3,420

Energy—23.7%
Enbridge, Inc. (Canada)	192,400	8,031
Keyera Corp. (Canada)	27,940	1,588
Kinder Morgan, Inc. (United States)	146,100	5,197
Koninklijke Vopak N.V. (Netherlands)	25,200	1,444
Spectra Energy Corp. (United States)	144,240	4,937
TransCanada Corp. (Canada)	117,500	5,163
Williams Cos., Inc. (The) (United States)	198,790	7,228

		33,588

Financials—2.1%
American Tower Corp. (United States)	39,910	2,958

Industrials—15.1%
Abertis Infraestructuras S.A. (Spain)	147,830	2,873
Atlantia SpA (Italy)	146,301	2,975
Auckland International Airport Ltd. (New Zealand)	638,050	1,757
Ferrovial SA (Spain)	107,840	1,939
Flughafen Zuerich AG (Switzerland)	3,708	1,955
Fraport AG Frankfurt Airport Services Worldwide (Germany)	31,480	2,209
Sydney Airport (Australia)	529,650	1,942
Transurban Group (Australia)	627,070	3,978
Vinci SA (France)	32,380	1,882

		21,510

Telecommunication Services—23.4%
AT&T, Inc. (United States)	183,320	6,200
BCE, Inc. (Canada)	28,830	1,231
BT Group plc (United Kingdom)	396,670	2,199
Crown Castle International Corp. (United States)(2)	55,490	4,052
Nippon Telegraph & Telephone Corp. ADR (Japan)	47,970	1,250
Singapore Telecommunications Ltd. (Singapore)	818,400	2,433

	SHARES	VALUE
Telecommunication Services—continued
TDC A/S (Denmark)	222,060	$1,879
TELUS Corp. (Canada)	56,550	1,874
Verizon Communications, Inc. (United States)	69,580	3,247
Vodafone Group plc Sponsored ADR (United Kingdom)	218,520	7,688
Windstream Holdings, Inc. (United States)	142,690	1,141

		33,194

Utilities—32.0%
Allette, Inc. (United States)	29,840	1,441
Ameren Corp. (United States)	41,480	1,445
APA Group (Australia)	243,690	1,357
CenterPoint Energy, Inc. (United States)	75,720	1,815
Centrica plc (United Kingdom)	323,470	1,936
CMS Energy Corp. (United States)	70,680	1,860
Dominion Resources, Inc. (United States)	39,340	2,458
DTE Energy Co. (United States)	20,560	1,357
National Grid plc (United Kingdom)	363,650	4,301
NextEra Energy, Inc. (United States)	41,440	3,322
NiSource, Inc. (United States)	65,240	2,015
Northeast Utilities (United States)	31,790	1,311
ONEOK, Inc. (United States)	30,120	1,606
Pinnacle West Capital Corp. (United States)	29,580	1,619
Public Service Enterprise Group, Inc. (United States)	52,420	1,726
Questar Corp. (United States)	52,580	1,183
Scottish & Southern Energy plc (United Kingdom)	84,450	2,015
Sempra Energy (United States)	36,720	3,143
SevernTrent plc (United Kingdom)	52,635	1,502
Snam Rete Gas SpA (Italy)	390,420	1,978
Terna Rete Elettrica Nazionale SpA (Italy)	301,320	1,360
United Utilities Group plc (United Kingdom)	106,340	1,190
UNS Energy Corp. (United States)	30,500	1,422
Wisconsin Energy Corp. (United States)	49,490	1,998

		45,360
TOTAL COMMON STOCKS (Identified Cost $115,033)		140,030

	SHARES	VALUE
RIGHTS—0.1%

Industrials—0.1%
Abertis Infraestructuras SA (Spain)(2)	147,830	$144
TOTAL RIGHTS (Identified Cost $0)		144
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $115,033)		140,174

SHORT-TERM INVESTMENTS—1.3%

Money Market Mutual Funds—1.3%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	1,841,991	1,842
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,842)		1,842
TOTAL INVESTMENTS—100.1%
(Identified Cost $116,875)		142,016	(1)
Other assets and liabilities, net—(0.1)%		(208)

NET ASSETS—100.0%		$141,808

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	47%
United Kingdom	15
Canada	13
Australia	5
Italy	4
Spain	4
France	2
Other	10
Total	100%
† % of total investments as of September 30, 2013

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

40

VIRTUS GLOBAL DIVIDEND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$140,030	$140,030
Rights	144	144
Short-Term Investments	1,842	1,842

Total Investments	$142,016	$142,016

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

41

VIRTUS GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.2%

Consumer Discretionary—10.6%
Amazon.com, Inc. (United States)(2)	6,189	$1,935
Chipotle Mexican Grill, Inc. (United States)(2)	3,007	1,289
Las Vegas Sands Corp. (United States)	44,810	2,977
Norstar Founders Group Ltd. (Cayman Islands)(2)(3)(4)	272,000	0
Paddy Power plc (Ireland)(2)	13,688	1,097
Persimmon plc (United Kingdom)	74,743	1,314
priceline.com, Inc. (United States)(2)	1,283	1,297
TJX Cos., Inc. (United States)	35,413	1,997

		11,906

Consumer Staples—35.6%
Alimentation Couche Tard, Inc. Class B (Canada)	14,752	920
Altria Group, Inc. (United States)	74,997	2,576
British American Tobacco plc (United Kingdom)	120,862	6,411
Coca-Cola Co. (The) (United States)	138,034	5,229
Diageo plc (United Kingdom)	57,445	1,827
ITC Ltd. (India)	556,983	3,028
Mead Johnson Nutrition Co. (United States)	17,666	1,312
Nestle S.A. Registered Shares (Switzerland)	55,386	3,874
Philip Morris International, Inc. (United States)	66,159	5,729
SABMiller plc (United Kingdom)	36,093	1,837
Unilever N.V. (Netherlands)	93,626	3,642
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	210,700	551
Wal-Mart Stores, Inc. (United States)	21,353	1,579
Whole Foods Market, Inc. (United States)	21,711	1,270

		39,785

Energy—2.2%
Core Laboratories N.V. (Netherlands)	5,435	919
Enbridge, Inc. (Canada)	36,751	1,535

		2,454

Financials—15.9%
Capital One Financial Corp. (United States)	8,238	566
Housing Development Finance Corp. (India)	233,302	2,848

	SHARES	VALUE
Financials—continued
Housing Development Finance Corp. Bank Ltd. (India)	313,425	$2,969
HSBC Holdings plc (United Kingdom)	148,074	1,605
Standard Chartered plc (United Kingdom)	24,319	583
UBS AG Registered Shares (Switzerland)	219,524	4,491
Wells Fargo & Co. (United States)	113,194	4,677

		17,739

Health Care—12.2%
Biogen Idec, Inc. (United States)(2)	6,200	1,493
Celgene Corp. (United States)(2)	10,200	1,570
Covidien plc (Ireland)	27,779	1,693
Elekta AB (Sweden)	40,031	644
Grifols SA (Spain)	21,697	891
Johnson & Johnson (United States)	26,205	2,272
Novartis AG Registered Shares (Switzerland)	11,619	893
Novo Nordisk A/S Class B (Denmark)	13,335	2,264
Roche Holding AG (Switzerland)	979	264
Zoetis, Inc. (United States)	53,486	1,664

		13,648

Industrials—4.8%
Bureau Veritas SA (France)	63,883	2,014
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	74,206	514
DKSH Holding AG (Switzerland)	4,587	391
SGS SA Registered Shares (Switzerland)	1,048	2,502

		5,421

Information Technology—11.1%
Cielo SA (Brazil)	33,635	911
Cognizant Technology Solutions Corp. Class A (United States)(2)	21,325	1,751
MasterCard, Inc. Class A (United States)	8,613	5,795
SAP AG (Germany)	7,558	559
Visa, Inc. Class A (United States)	17,620	3,367

		12,383

Materials—5.1%
Fresnillo plc (United Kingdom)	110,314	1,738
Goldcorp, Inc. (Canada)	88,486	2,302
Newcrest Mining Ltd. (Australia)	112,421	1,227
Silver Wheaton Corp. (Canada)	15,470	383

		5,650

	SHARES	VALUE
Telecommunication Services—0.7%
Advanced Info Service PCL (Thailand)	27,500	$226
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,981,936	540

		766
TOTAL COMMON STOCKS (Identified Cost $88,749)		109,752
TOTAL LONG TERM INVESTMENTS—98.2%
(Identified Cost $88,749)		109,752

SHORT-TERM INVESTMENTS—1.4%

Money Market Mutual Funds—1.4%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	1,589,667	1,590
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,590)		1,590
TOTAL INVESTMENTS—99.6%
(Identified Cost $90,339)		111,342	(1)
Other assets and liabilities, net—0.4%		393

NET ASSETS—100.0%		$111,735

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
United States	47%
United Kingdom	14
Switzerland	11
India	8
Canada	5
Netherlands	4
Ireland	2
Other	9
Total	100%
† % of total investments as of September 30, 2013

See Notes to Financial Statements

42

VIRTUS GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$109,752	$109,752	$0	(1)
Short-Term Investments	1,590	1,590	—

Total Investments	$111,342	$111,342	$0	(1)

(1)	Includes internally fair valued security currently priced at zero $0.

There are no Level 2 (significant observable inputs) priced securities.

See Notes to Financial Statements

43

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.0%

Australia—6.1%
BGP Holdings plc(2)(3)(4)	13,566	$0
CFS Retail Property Trust	53,600	100
Dexus Property Group	587,440	551
GPT Group	109,500	355
Westfield Group	123,150	1,265
Westfield Retail Trust	155,450	431

		2,702

Bermuda—1.3%
Hongkong Land Holdings Ltd.	84,900	560

Canada—5.3%
Allied Properties Real Estate Investment Trust	18,385	579
Brookfield Properties, Inc.	27,870	534
Canadian Real Estate Investment Trust	9,175	362
First Capital Realty, Inc.	24,780	407
RioCan Real Estate Investment Trust	19,262	455

		2,337

Finland—0.4%
Citycon OYJ	52,970	179

France—3.9%
Fonciere Des Regions	2,154	179
Klepierre	5,220	226
Unibail-Rodamco SE	5,373	1,333

		1,738

Germany—1.1%
GSW Immobilien AG	2,064	91
LEG Immobilien AG(2)	7,354	423

		514

Hong Kong—3.7%
Hang Lung Properties Ltd.	155,000	528
Hysan Development Co. Ltd.	73,000	325
Link REIT (The)	159,504	782

		1,635

Italy—0.3%
Beni Stabili SpA	204,478	127

Japan—5.6%
AEON Mall Co., Ltd.	3,077	91
GLP J-REIT	284	317
Japan Prime Realty Investment Corp.	106	372
Japan Real Estate Investment Corp.	28	327
Kenedix Realty Investment Corp.	67	329
Nippon Building Fund, Inc.	34	422
Nippon Prologis REIT, Inc.	36	360
Tokyu REIT, Inc.	41	260

		2,478

	SHARES	VALUE
Mexico—0.8%
TF Administradora Industrial S de Rl de CV	176,222	$350

Netherlands—0.7%
Corio N.V.	2,231	96
Eurocommercial Properties N.V.	4,965	201

		297

Norway—0.5%
Norwegian Property ASA	156,775	207

Singapore—3.1%
CapitaMall Trust	114,450	179
CapitaRetail China Trust	312,275	342
Global Logistic Properties Ltd.	252,500	582
Mapletree Logistics Trust	311,545	266

		1,369

Sweden—0.8%
Castellum AB	23,840	340

United Kingdom—7.1%
Big Yellow Group plc	29,628	211
British Land Co. plc	47,400	443
Derwent London plc	6,210	238
Great Portland Estates plc	29,971	262
Hammerson plc	58,620	475
Land Securities Group plc	57,131	850
Safestore Holdings plc	140,726	305
SEGRO plc	68,490	344

		3,128

United States—56.3%
American Campus Communities, Inc.	14,638	500
AvalonBay Communities, Inc.	8,495	1,080
Boston Properties, Inc.	9,328	997
Camden Property Trust	11,510	707
DCT Industrial Trust, Inc.	119,293	858
DDR Corp.	40,845	642
Digital Realty Trust, Inc.	3,485	185
Duke Realty Corp.	19,700	304
EastGroup Properties, Inc.	3,400	201
Equity Lifestyle Properties, Inc.	9,646	330
Equity Residential	25,689	1,376
Essex Property Trust, Inc.	5,379	794
Extra Space Storage, Inc.	17,895	819
General Growth Properties, Inc.	59,819	1,154
HCP, Inc.	3,679	151
Health Care REIT, Inc.	16,731	1,044
Host Hotels & Resorts, Inc.	62,208	1,099
Kilroy Realty Corp.	19,663	982
Kimco Realty Corp.	29,285	591
LaSalle Hotel Properties	20,398	582
Liberty Property Trust	14,467	515
Macerich Co. (The)	17,173	969
Pebblebrook Hotel Trust	18,859	541
Prologis, Inc.	41,848	1,574
Public Storage	10,690	1,716
Retail Opportunity Investments Corp	7,000	97

	SHARES	VALUE
United States—continued
Simon Property Group, Inc.	18,731	$2,777
SL Green Realty Corp.	4,986	443
Tanger Factory Outlet Centers	23,500	767
Taubman Centers, Inc.	755	51
Ventas, Inc.	13,472	829
Vornado Realty Trust	2,575	215

		24,890
TOTAL COMMON STOCKS (Identified Cost $40,022)		42,851
TOTAL LONG TERM INVESTMENTS—97.0%
(Identified Cost $40,022)		42,851

SHORT-TERM INVESTMENTS—2.0%

Money Market Mutual Funds—2.0%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	887,857	888
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $888)		888
TOTAL INVESTMENTS—99.0% (Identified Cost $40,910)		43,739	(1)
Other assets and liabilities, net—1.0%		444

NET ASSETS—100.0%		$44,183

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
United States	59%
United Kingdom	7
Australia	6
Japan	6
Canada	5
France	4
Hong Kong	4
Other	9
Total	100%
† % of total investments as of September 30, 2013

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

44

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$42,851	$42,851	$0	(1)
Short-Term Investments	888	888	—

Total Investments	$43,739	$43,739	$0	(1)

(1)	Includes internally fair valued security currently priced at zero ($0).

There are no Level 2 (significant observable inputs) priced securities.

See Notes to Financial Statements

45

VIRTUS GREATER ASIA ex JAPAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.2%

Consumer Discretionary—12.2%
Bajaj Auto Ltd. (India)	3,244	$103
BEC World plc (Thailand)	75,100	136
Genting Malaysia Bhd (Malaysia)	105,200	136
Jollibee Foods Corp. (Philippines)	17,800	69
Kangwon Land, Inc. (South Korea)	3,050	81
L’Occitane International SA (Hong Kong)	51,559	135
Matahari Department Store Tbk PT (Indonesia)(2)	89,873	81
SA International Holdings Ltd. (Cayman Islands)	106,925	121
Samsonite International SA (Luxembourg)	11,752	33
Sands China Ltd. (Hong Kong)	40,123	248
Super Retail Group Ltd. (Australia)	8,611	104

		1,247

Consumer Staples—32.8%
British American Tobacco Bangldesh Co., Ltd. (Bangladesh)	14,350	289
British American Tobacco Bhd (Malaysia)	2,900	57
Coca-Cola Amatil Ltd. (Australia)	7,545	86
Colgate Palmolive India Ltd. (India)	2,900	58
CP ALL PCL (Thailand)	187,500	211
Dairy Farm International Holdings Ltd. (Bermuda)	11,250	114
Emami Ltd. (India)(2)	17,676	137
Guinness Anchor Bhd (Malaysia)	37,435	197
Hindustan Unilever Ltd. (India)	33,667	337
ITC Ltd. (India)	94,109	512
LG Household & Health Care Ltd. (South Korea)	294	149
Nestle India Ltd. (India)	2,708	226
Nestle Malaysia Bhd (Malaysia)	9,100	190
Nestle Pakistan Ltd. (Pakistan)	2,214	130
Orion Corp. (South Korea)	88	78
Puregold Price Club, Inc. (Philippines)	81,300	78
Thai Beverage PCL (Thailand)	254,000	111
Tsingtao Brewery Co., Ltd. (China)	20,283	154
Unilever Indonesia Tbk PT (Indonesia)	52,497	137
United Spirits Ltd. (India)	2,725	110

		3,361

Financials—30.6%
Axis Bank Ltd. (India)	6,948	112
Bangkok Bank plc (Thailand)	23,100	145
Bank Central Asia Tbk PT (Indonesia)	75,768	65
DBS Group Holdings Ltd. (Singapore)	10,000	131
Delta Brac Housing Finance Corp., Ltd. (Bangladesh)(3)	69,000	55

	SHARES	VALUE
Financials—continued
Housing Development Finance Corp. (India)	38,009	$464
Housing Development Finance Corp. Bank Ltd. (India)	50,265	476
HSBC Holdings plc (United Kingdom)	28,565	311
ICICI Bank Ltd. (India)	6,280	89
Kasikornbank PCL (Thailand)	25,200	142
Kotak Mahindra Bank Ltd. (India)	10,550	114
Link REIT (The) (Hong Kong)	32,968	162
Malayan Banking Bhd (Malaysia)	59,117	178
Public Bank Bhd (Malaysia)	24,200	132
Standard Chartered plc (United Kingdom)	12,984	314
Westlife Development Ltd. (India)(2)	38,300	245

		3,135

Health Care—6.2%
Cipla Ltd. (India)	15,283	106
CSL Ltd. (Australia)	2,036	121
Kalbe Farma Tbk PT (Indonesia)	992,013	101
Ramsay Health Care Ltd. (Australia)	3,278	111
Sun Pharmaceutical Industries Ltd. (India)	20,680	196

		635

Industrials—3.6%
Havells India Ltd. (India)	12,566	127
Jardine Matheson Holdings Ltd. (Bermuda)	1,618	89
Keells (John) Holdings plc (Sri Lanka)	52,854	87
SM Investments Corp. (Philippines)	3,837	69

		372

Information Technology—1.4%
NetEase, Inc. ADR (China)	100	7
Tata Consultancy Services Ltd. (India)	4,300	132

		139

Materials—3.7%
Asian Paints Ltd. (India)	11,000	81
Newcrest Mining Ltd. (Australia)	20,846	227
Semen Gresik (Persero) tbk PT (Indonesia)	62,290	70

		378

Telecommunication Services—2.8%
Advanced Info Service PCL (Thailand)	19,600	160
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	728,130	132

		292

	SHARES	VALUE
Utilities—4.9%
NTPC Ltd. (India)(2)	24,317	$57
Power Assets Holdings Ltd. (Hong Kong)	49,119	440

		497
TOTAL COMMON STOCKS (Identified Cost $8,406)		10,056
TOTAL LONG TERM INVESTMENTS—98.2%
(Identified Cost $8,406)		10,056

SHORT-TERM INVESTMENTS—1.9%

Money Market Mutual Funds—1.9%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	198,952	199
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $199)		199
TOTAL INVESTMENTS—100.1%
(Identified Cost $8,605)		10,255	(1)
Other assets and liabilities, net—(0.1)%		(31)

NET ASSETS—100.0%		$10,224

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
India	36%
Hong Kong	9
Malaysia	9
Thailand	9
Australia	6
Indonesia	6
United Kingdom	6
Other	19
Total	100%
† % of total investments as of September 30, 2013

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

46

VIRTUS GREATER ASIA ex JAPAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$10,056	$10,001	$55
Short-Term Investments	199	199	—

Total Investments	$10,255	$10,200	$55

There are no Level 2 (significant observable inputs) priced securities.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stocks
Investments in Securities
Balance as of September 30, 2012:	$—
Accrued discount/(premium)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3(a)	55
Transfers from Level 3(a)	—

Balance as of September 30, 2013	$55

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2013, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

Refer to the last paragraph under “Note 2A Security Valuation” for a description of the valuation process in place and a qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

47

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—96.5%

Consumer Discretionary—9.5%
Barrat Developments plc (United Kingdom)(2)	63,853	$319
Domino’s Pizza Group plc (United Kingdom)	18,590	176
Hermes International (France)	487	175
Luxottica Group SpA (Italy)	6,070	323
Paddy Power plc (Ireland)(2)	4,377	351
Persimmon plc (United Kingdom)	9,662	170

		1,514

Consumer Staples—32.3%
Anheuser-Busch InBev N.V. (Belgium)	4,126	411
British American Tobacco plc (United Kingdom)	16,069	852
Diageo plc (United Kingdom)	17,083	544
L’Oreal S.A. (France)	2,213	380
Lindt & Spruengli AG (Switzerland)	43	177
Nestle S.A. Registered Shares (Switzerland)	8,056	563
Pernod-Ricard S.A. (France)	2,257	280
Philip Morris International, Inc. (United States)	7,981	691
SABMiller plc (United Kingdom)	12,001	611
Unilever N.V. (Netherlands)	16,587	645

		5,154

Energy—3.2%
Core Laboratories N.V. (Netherlands)	3,019	511

Financials—13.0%
Countrywide plc (United Kingdom)	10,845	92
HSBC Holdings plc (United Kingdom)	37,046	402
Reinet Investments SCA (Luxembourg)(2)	9,755	187
Standard Chartered plc (United Kingdom)	18,201	436
Svenska Handelsbanken AB Class A (Sweden)	4,786	205
UBS AG Registered Shares (Switzerland)	36,831	754

		2,076

Health Care—11.3%
Cie Generale D’optique Essilor International SA (France)	3,104	334
Elekta AB (Sweden)	9,661	155
Grifols SA (Spain)	4,835	198
Novartis AG Registered Shares (Switzerland)	2,233	172
Novo Nordisk A/S Class B (Denmark)	3,152	535
Novozymes A/S Class B (Denmark)	4,258	163
Roche Holding AG (Switzerland)	889	240

		1,797

	SHARES	VALUE
Industrials—15.6%
Bureau Veritas SA (France)	21,126	$666
DKSH Holding AG (Switzerland)(2)	4,179	357
Indutrade AB (Sweden)	4,985	194
Intertek Group plc (United Kingdom)	1,386	74
Rolls-Royce Holdings plc (United Kingdom)	22,466	404
SGS SA Registered Shares (Switzerland)	165	394
Zodiac Aerospace (France)	2,522	401

		2,490

Information Technology—5.7%
Accenture plc Class A (Ireland)	4,074	300
SAP AG (Germany)	4,184	309
Wirecard AG (Germany)	8,964	307

		916

Materials—5.9%
Air Liquide SA (France)	2,401	334
Fresnillo plc (United Kingdom)	22,537	355
Randgold Resources Ltd (Jersey)	1,660	120
Randgold Resources Ltd. ADR (Jersey)	1,895	136

		945
TOTAL COMMON STOCKS (Identified Cost $12,640)		15,403
TOTAL LONG TERM INVESTMENTS—96.5%
(Identified Cost $12,640)		15,403

SHORT-TERM INVESTMENTS—3.1%

Money Market Mutual Funds—3.1%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	499,468	499
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $499)		499
TOTAL INVESTMENTS—99.6%
(Identified Cost $13,139)		15,902	(1)
Other assets and liabilities, net—0.4%		56

NET ASSETS—100.0%		$15,958

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United Kingdom	28%
Switzerland	17
France	16
United States	8
Netherlands	7
Denmark	4
Ireland	4
Other	16
Total	100%
† % of total investments as of September 30, 2013

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$15,403	$15,403
Short-Term Investments	499	499

Total Investments	$15,902	$15,902

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

48

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—178.0%

Consumer Discretionary—16.2%
Bayerische Motoren Werke AG (Germany)	693	$74
Bridgestone Corp. (Japan)	7,200	262
Tata Motors Ltd. Sponsored ADR (India)	2,400	64

		400

Consumer Staples—5.5%
Koninklijke Ahold N.V. (Netherlands)	2,850	49
Svenska Cellulosa AB SCA B Shares (Sweden)	3,446	87

		136

Energy—6.2%
Canadian Natural Resources Ltd. (Canada)	2,350	74
Tullow Oil plc (United Kingdom)	4,752	79

		153

Financials—48.2%
Aviva plc (United Kingdom)	12,896	83
AXA SA Sponsored ADR (France)	3,700	86
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR (Spain)	5,700	64
Barclays plc Sponsored ADR (United Kingdom)	4,398	75
BNP Paribas SA (France)	953	64
Credit Suisse Group AG Sponsored ADR (Switzerland)	2,700	83
Daiwa Securities Group, Inc. (Japan)	26,700	239
DBS Group Holdings Ltd. (Singapore)	22,100	289
Intesa Sanpaolo SpA (Italy)	24,823	51
Prudential plc ADR (United Kingdom)	2,300	86
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR (Japan)	7,850	76

		1,196

Health Care—6.2%
H Lundbeck A/S Sponsored ADR (Denmark)	3,800	82
Smith & Nephew plc Sponsored ADR (United Kingdom)	1,150	72

		154

Industrials—59.2%
FANUC Corp. (Japan)	1,450	239
Hutchison Whampoa Ltd. (Hong Kong)	20,850	250
Itochu Corp. (Japan)	21,700	265
Komatsu Ltd. (Japan)	7,600	188
Meggitt plc (United Kingdom)	6,950	62
Nidec Corp. (Japan)	3,800	313
Schneider Electric SA (France)	850	72
Vallourec SA (France)	1,300	78

		1,467

	SHARES	VALUE
Information Technology—6.3%
SAP AG Sponsored ADR (Germany)	1,050	$77
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	4,700	80

		157

Materials—19.7%
Nitto Denko Corp. (Japan)	4,000	260
Shin-Etsu Chemical Co., Ltd. (Japan)	3,750	229

		489

Telecommunication Services—7.7%
Deutsche Telekom AG Registered Shares (Germany)	3,950	57
Nippon Telegraph & Telephone Corp. ADR (Japan)	2,550	67
SK Telecom Co., Ltd. ADR (South Korea)	2,900	66

		190

Utilities—2.8%
Centrica plc (United Kingdom)	11,663	70
TOTAL COMMON STOCKS (Identified Cost $4,290)		4,412

RIGHTS—0.7%

Financials—0.7%
Barclays plc expiring 10/10/13(2)	3,475	18
TOTAL RIGHTS (Identified Cost $0)		18
TOTAL LONG TERM INVESTMENTS—178.7%
(Identified Cost $4,290)		4,430

SHORT-TERM INVESTMENTS—25.5%

Money Market Mutual Funds—25.5%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	630,504	631
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $631)		631
TOTAL INVESTMENTS—204.2%(3) (Identified Cost $4,921)		5,061	(1)
Other assets and liabilities, net—(104.2)%		(2,582)

NET ASSETS—100.0%		$2,479

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	See Note 13 in the Notes to Financial Statements.

Country Weightings (Unaudited)†
Japan	42%
United States	12
United Kingdom	11
France	6
Singapore	6
Hong Kong	5
Germany	4
Other	14
Total	100%
† % of total investments as of September 30, 2013

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

49

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2013

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$4,412	$4,412	$—
Rights	18	—	18
Short-Term Investments	631	631	—

Total Investments	$5,061	$5,043	$18

There are no Level 2 (significant observable inputs) priced securities.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Rights
Investments in Securities
Balance as of September 30, 2012	$—
Accrued discount/(premium)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	18
Sales	—
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

$18

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2013, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

Refer to the last paragraph under “Note 2A Security Valuation” for a description of the valuation process in place and a qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

50

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.5%

Australia—15.2%
BGP Holdings plc(2)(3)(4)	588,920	$0
CFS Retail Property Trust	108,552	203
Dexus Property Group	1,361,115	1,276
GPT Group	272,000	883
Westfield Group	290,473	2,983
Westfield Retail Trust	382,173	1,059

		6,404

Bermuda—2.9%
Hongkong Land Holdings Ltd.	185,100	1,222

Canada—12.6%
Allied Properties Real Estate Investment Trust	44,715	1,409
Brookfield Properties, Inc.	55,250	1,059
Canadian Real Estate Investment Trust	20,595	812
First Capital Realty, Inc.	53,305	876
RioCan Real Estate Investment Trust	49,050	1,157

		5,313

Finland—1.0%
Citycon OYJ	125,320	422

France—9.8%
Fonciere Des Regions	5,260	436
Klepierre	10,856	471
Unibail-Rodamco SE	13,010	3,228

		4,135

Germany—2.8%
GSW Immobilien AG	4,790	210
LEG Immobilien AG(2)	17,061	983

		1,193

Hong Kong—9.1%
Hang Lung Properties Ltd.	377,000	1,283
Hysan Development Co. Ltd.	170,000	757
Link REIT (The)	365,441	1,793

		3,833

Italy—0.7%
Beni Stabili SpA	474,257	295

Japan—14.0%
AEON Mall Co., Ltd.	6,913	205
GLP J-REIT	650	725
Japan Prime Realty Investment Corp.	258	906
Japan Real Estate Investment Corp.	67	783
Kenedix Realty Investment Corp.	157	771
Nippon Building Fund, Inc.	82	1,018
Nippon Prologis REIT, Inc.	86	858
Tokyu REIT, Inc.	101	641

		5,907

	SHARES	VALUE
Mexico—1.9%
TF Administradora Industrial S de Rl de CV	396,852	$788

Netherlands—1.6%
Corio N.V.	4,812	207
Eurocommercial Properties N.V.	11,097	450

		657

Norway—1.2%
Norwegian Property ASA	385,600	510

Singapore—7.0%
CapitaMall Trust	225,650	353
CapitaRetail China Trust	712,725	781
Global Logistic Properties Ltd.	556,500	1,282
Mapletree Logistics Trust	653,544	557

		2,973

Sweden—2.0%
Castellum AB	57,866	825

United Kingdom—16.7%
Big Yellow Group plc	66,188	471
British Land Co. plc	110,305	1,031
Derwent London plc	13,446	516
Great Portland Estates plc	71,018	620
Hammerson plc	134,809	1,093
Land Securities Group plc	127,085	1,891
Safestore Holdings plc	271,876	590
SEGRO plc	161,457	810

		7,022
TOTAL COMMON STOCKS (Identified Cost $33,123)		41,499
TOTAL LONG TERM INVESTMENTS—98.5%
(Identified Cost $33,123)		41,499

SHORT-TERM INVESTMENTS—0.4%

Money Market Mutual Funds—0.4%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	186,401	186
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $186)		186
TOTAL INVESTMENTS—98.9% (Identified Cost $33,309)		41,685	(1)
Other assets and liabilities, net—1.1%		459

NET ASSETS—100.0%		$42,144

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
United Kingdom	17%
Australia	15
Japan	14
Canada	13
France	10
Hong Kong	9
Singapore	7
Other	15
Total	100%
† % of total investments as of September 30, 2013

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$41,499	$41,499	$0	(1)
Short-Term Investments	186	186	—

Total Investments	$41,685	$41,685	$0	(1)

(1)	Includes internally fair valued security currently priced at zero $0.

There are no Level 2 (significant observable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

51

VIRTUS INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—84.0%

Consumer Discretionary—8.3%
Goldlion Holdings Ltd. (Hong Kong)	947,600	$462
Maisons France Confort (France)	10,291	375
Rightmove plc (United Kingdom)	3,100	119
Watts Co., Ltd. (Japan)	28,700	267
Wotif.Com Holdings Ltd. (Australia)	77,500	340

		1,563

Consumer Staples—4.7%
Compania Cervecerias Unidas SA (Chile)	17,400	231
Dongsuh Co., Inc. (South Korea)	13,200	346
Wawel SA (Poland)	940	307

		884

Energy—5.2%
Calfrac Well Services Ltd. (Canada)	9,900	301
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	3,076	364
TGS Nopec Geophysical Co., ASA (Norway)	10,900	321

		986

Financials—12.2%
ARA Asset Management Ltd. (Singapore)	410,760	535
Euler Hermes SA (France)	3,000	366
Euroz Ltd. (Australia)	631,471	672
Hiscox Ltd. (Bermuda)	52,800	554
Rathbone Brothers plc (United Kingdom)	7,190	181

		2,308

Health Care—6.1%
Haw Par Corp. Ltd. (Singapore)	61,719	364
Nakanishi, Inc. (Japan)	1,800	251
Stallergenes SA (France)	1,800	140
WIN-Partners Co., Ltd. (Japan)	40,105	391

		1,146

Industrials—28.9%
AIT Corp. (Japan)	56,000	818
Amadeus Fire AG (Germany)	8,795	573
ASR Holdings Ltd. (Hong Kong)	5,802,500	741
Clasquin (France)	5,251	150
Freight Management Holdings Bhd (Malaysia)	488,941	232
Goodpack Ltd. (Singapore)	426,000	587
Pfeiffer Vacuum Technology AG (Germany)	1,300	159
Richelieu Hardware Ltd. (Canada)	7,350	316
Riverstone Holdings Ltd. (Singapore)	1,288,000	698

	SHARES	VALUE
Industrials—continued
Rotork plc (United Kingdom)	7,585	$335
SMT Scharf AG (Germany)	8,967	275
Thermador Groupe (France)	4,800	409
Vicom Ltd. (Singapore)	44,998	172

		5,465

Information Technology—6.1%
Domino Printing Sciences plc (United Kingdom)	42,800	444
Lumax International Corp., Ltd. (Taiwan)	160,000	378
Pro-Ship, Inc. (Japan)	17,700	322

		1,144

Materials—12.5%
Corp. Moctezuma SAB de CV (Mexico)	94,007	282
KPX Chemical Co., Ltd. (South Korea)	11,676	735
Rimoni Industries Ltd. (Israel)	51,160	414
Uyemura (C) & Co., Ltd. (Japan)	9,300	392
Victrex plc (United Kingdom)	21,200	548

		2,371
TOTAL COMMON STOCKS (Identified Cost $13,808)		15,867

RIGHTS—0.0%

Consumer Staples—0.0%
Compania Cervecerias Unidas SA (Chile)(2)	2,786	1
TOTAL RIGHTS (Identified Cost $0)		1
TOTAL LONG TERM INVESTMENTS—84.0%
(Identified Cost $13,808)		15,868

SHORT-TERM INVESTMENTS—15.7%

Money Market Mutual Funds—15.7%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.090%)	2,973,440	2,973
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,973)		2,973
TOTAL INVESTMENTS—99.7%
(Identified Cost $16,781)		18,841	(1)
Other assets and liabilities, net—0.3%		59

NET ASSETS—100.0%		$18,900

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2013, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States (short-term investments)	16%
Japan	13
Singapore	12
United Kingdom	9
France	8
Hong Kong	6
South Korea	6
Other	30
Total	100%
† % of total investments as of September 30, 2013

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2013	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$15,867	$15,867
Short-Term Investments	2,973	2,973

Total Investments	$18,841	$18,841

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

52

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

	Emerging Markets Debt Fund	Emerging Markets Equity Income Fund		Global Commodities Stock Fund		Global Dividend Fund

Assets
Investment in securities at value(1)	$27,985	$10,008		$29,111		$142,016
Foreign currency at value(2)	—	28		—		9
Receivables
Investment securities sold	—	1,107		557		—
Fund shares sold	37	1		806		232
Dividends and interest receivable	483	18		12		213
Tax reclaims	2	—	(3)	—		84
Prepaid expenses	26	26		16		48
Prepaid trustee retainer	— (3)	—	(3)	—	(3)	1

Total assets	28,533	11,188		30,502		142,603

Liabilities
Cash overdraft	4	—		—		—
Payables
Fund shares repurchased	10	—		—		609
Investment securities purchased	200	1,238		1,004		—
Dividend distributions	3	—		—		—
Investment advisory fee	10	6		24		75
Distribution and service fees	1	—	(3)	—	(3)	25
Administration fee	3	1		3		15
Transfer agent fees and expenses	2	2		3		25
Trustees’ fees and expenses	—	—	(3)	—	(3)	—	(3)
Professional fees	37	28		29		28
Other accrued expenses	3	11		5		18

Total liabilities	273	1,286		1,068		795

Net Assets	$28,260	$9,902		$29,434		$141,808

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$30,361	$9,554		$31,820		$128,413
Accumulated undistributed net investment income (loss)	20	126		—		1
Accumulated undistributed net realized gain (loss)	(122)	(158)		(4,554)		(11,749)
Net unrealized appreciation (depreciation) on investments	(1,999)	380		2,168		25,143

Net Assets	$28,260	$9,902		$29,434		$141,808

Class A
Net asset value (net assets/shares outstanding) per share	$9.43	$10.57		$8.94		$13.94
Maximum offering price per share NAV/(1–4.75%)	$9.90	$—		$—		$—
Maximum offering price per share NAV/(1–5.75%)	$—	$11.21		$9.49		$14.79
Shares of beneficial interest outstanding, no par value, unlimited authorization	339,129	78,550		59,310		3,828,677
Net Assets	$3,200	$830		$530		$53,354
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.42	$10.54		$8.85		$13.90
Shares of beneficial interest outstanding, no par value, unlimited authorization	39,737	39,612		33,877		1,292,886
Net Assets	$374	$417		$300		$17,969
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.42	$10.58		$8.97		$13.94
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,619,238	817,820		3,188,601		5,055,472
Net Assets	$24,686	$8,655		$28,604		$70,485
(1) Investment in securities at cost	$29,984	$9,626		$26,942		$116,875
(2) Foreign currency at cost	$—	$28		$—		$9
(3) Amount is less than $500.

See Notes to Financial Statements

53

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

	Global Opportunities Fund		Global Real Estate Securities Fund		Greater Asia ex Japan Opportunities Fund		Greater European Opportunities Fund

Assets
Investment in securities at value(1)	$111,342		$43,739		$10,255		$15,902
Foreign currency at value(2)	46		—		7		1
Cash	35		50		—		—
Receivables
Investment securities sold	655		58		40		—
Fund shares sold	134		785		3		57
Receivable from adviser	—		—		4		—
Dividends and interest receivable	342		124		20		40
Tax reclaims	89		6		—		15
Prepaid expenses	25		17		14		14
Prepaid trustee retainer	1		—	(3)	—	(3)	—	(3)

Total assets	112,669		44,779		10,343		16,029

Liabilities
Payables
Fund shares repurchased	253		62		—		26
Investment securities purchased	473		450		26		—
Investment advisory fee	89		29		—		4
Distribution and service fees	19		6		2		3
Administration fee	12		4		1		2
Foreign capital gain taxes payable	13		—		23		—
Transfer agent fees and expenses	28		8		1		2
Trustees’ fee and expenses	—	(3)	—	(3)	—	(3)	—	(3)
Professional fee	33		28		58		28
Other accrued expenses	14		9		8		6

Total liabilities	934		596		119		71

Net Assets	$111,735		$44,183		$10,224		$15,958

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$97,836		$41,245		$8,219		$12,849
Accumulated undistributed net investment income (loss)	611		(35)		38		19
Accumulated undistributed net realized gain (loss)	(7,709)		143		340		326
Net unrealized appreciation (depreciation) on investments	20,997		2,830		1,627		2,764

Net Assets	$111,735		$44,183		$10,224		$15,958

Class A
Net asset value (net assets/shares outstanding) per share	$11.07		$23.14		$14.90		$15.87
Maximum offering price per share NAV/(1–5.75%)	$11.75		$24.55		$15.81		$16.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	7,083,661		661,586		592,990		846,729
Net Assets	$78,434		$15,306		$8,836		$13,433
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$9.81		$—		$—		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	81,264		—		—		—
Net Assets	$798		$—		$—		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.76		$22.78		$14.63		$15.71
Shares of beneficial interest outstanding, no par value, unlimited authorization	303,513		155,604		26,769		38,650
Net Assets	$2,963		$3,545		$391		$607
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.07		$23.28		$14.96		$15.92
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,668,049		1,088,124		66,634		120,460
Net Assets	$29,540		$25,332		$997		$1,918
(1) Investment in securities at cost	$90,339		$40,910		$8,605		$13,139
(2) Foreign currency at cost	$46		$—		$7		$1
(3) Amount is less than $500.

See Notes to Financial Statements

54

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2013

(Reported in thousands except shares and per share amounts)

	International Equity Fund		International Real Estate Securities Fund		International Small-Cap Fund

Assets
Investment in securities at value(1)(3)	$5,061		$41,685		$18,841
Receivables
Investment securities sold	5,105		124		—
Fund shares sold	—	(3)	346		19
Receivable from adviser	2		—		—
Dividends and interest receivable	25		115		58
Tax reclaims	52		12		4
Prepaid expenses	24		27		27
Prepaid trustee retainer	—	(3)	—	(3)	—	(3)

Total assets	10,269		42,309		18,949

Liabilities
Cash overdraft	—		7		—
Payables
Fund shares repurchased	7,459		83		—
Investment securities purchased	292		—		—
Investment advisory fee	—		24		8
Distribution and service fees	—	(3)	4		—	(3)
Administration fee	1		4		2
Transfer agent fees and expenses	2		7		2
Trustees’ fee and expenses	—		—	(3)	—	(3)
Professional fee	28		28		29
Other accrued expenses	8		8		8

Total liabilities	7,790		165		49

Net Assets	$2,479		$42,144		$18,900

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$2,235		$46,140		$16,337
Accumulated undistributed net investment income (loss)	97		(1,493)		179
Accumulated undistributed net realized gain (loss)	5		(10,881)		324
Net unrealized appreciation (depreciation) on investments	142		8,378		2,060

Net Assets	$2,479		$42,144		$18,900

Class A
Net asset value (net assets/shares outstanding) per share	$10.50		$6.61		$13.20
Maximum offering price per share NAV/(1–5.75%)	$11.14		$7.01		$14.01
Shares of beneficial interest outstanding, no par value, unlimited authorization	16,182		1,549,063		30,508
Net Assets	$170		$10,234		$403
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.37		$6.56		$13.16
Shares of beneficial interest outstanding, no par value, unlimited authorization	11,915		291,219		28,460
Net Assets	$124		$1,911		$374
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.45		$6.61		$13.21
Shares of beneficial interest outstanding, no par value, unlimited authorization	209,031		4,537,387		1,371,384
Net Assets	$2,185		$29,999		$18,123
(1) Investment in securities at cost	$4,921		$33,309		$16,781

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

	Emerging Markets Debt Fund	Emerging Markets Equity Income Fund	Global Commodities Stock Fund	Global Dividend Fund

Investment Income
Dividends	$1	$328	$412	$5,028
Interest	1,708	— (1)	— (1)	— (1)
Security lending	—	— (1)	—	—
Foreign taxes withheld	(3)	(38)	(26)	(292)

Total investment income	1,706	290	386	4,736

Expenses
Investment advisory fees	210	74	244	791
Service fees, Class A	5	1	2	119
Distribution and service fees, Class C	2	2	2	141
Administration fees	36	9	31	155
Transfer agent fee and expenses	15	4	31	154
Registration fees	55	52	40	68
Printing fees and expenses	11	4	5	18
Custodian fees	4	32	8	23
Professional fees	36	22	32	29
Trustees’ fee and expenses	1	— (1)	1	5
Miscellaneous expenses	4	5	5	9

Total expenses	379	205	401	1,512
Less expenses reimbursed and/or waived by investment adviser	(64)	(95)	(54)	—

Net expenses	315	110	347	1,512

Net investment income (loss)	1,391	180	39	3,224

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(107)	(110)	(2,139)	2,468
Net realized gain (loss) on foreign currency transactions	(7)	(4)	8	(2)
Net change in unrealized appreciation (depreciation) on investments	(2,192)	142	(307)	6,666
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)	(2)	(1)	3

Net gain (loss) on investments	(2,306)	26	(2,439)	9,135

Net increase (decrease) in net assets resulting from operations	$(915)	$206	$(2,400)	$12,359

(1) Amount is less than $500.

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

	Global Opportunities Fund	Global Real Estate Securities Fund	Greater Asia ex Japan Opportunities Fund	Greater European Opportunities Fund

Investment Income
Dividends	$2,455	$1,072	$228	$274
Interest	—	— (1)	—	— (1)
Security lending	2	—	—	—
Foreign taxes withheld	(75)	(56)	(11)	(18)

Total investment income	2,382	1,016	217	256

Expenses
Investment advisory fees	903	295	101	97
Service fees, Class A	190	31	23	24
Distribution and service fees, Class B	9	—	—	—
Distribution and service fees, Class C	23	28	3	4
Administration fees	135	44	13	15
Transfer agent fee and expenses	130	56	8	13
Registration fees	60	42	38	38
Printing fees and expenses	15	5	2	3
Custodian fees	25	11	40	22
Professional fees	43	31	76	33
Trustees’ fee and expenses	5	1	— (1)	— (1)
Miscellaneous expenses	10	4	5	3

Total expenses	1,548	548	309	252
Less expenses reimbursed, waived and/or recaptured by investment adviser	56	(90)	(125)	(87)

Net expenses	1,604	458	184	165

Net investment income (loss)	778	558	33	91

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	9,767	382	395	434
Net realized gain (loss) on foreign currency transactions	(21)	(4)	3	(14)
Net change in unrealized appreciation (depreciation) on investments	1,292	254	(433)	1,047
Net change in unrealized appreciation (depreciation) on foreign currency translation	9	1	(21)	1
Net change in foreign taxes on unrealized capital gains	72	—	—	—

Net gain (loss) on investments	11,119	633	(56)	1,468

Net increase (decrease) in net assets resulting from operations	$11,897	$1,191	$(23)	$1,559

(1) Amount is less than $500.

See Notes to Financial Statements

57

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2013

($ reported in thousands)

	International Equity Fund	International Real Estate Securities Fund	International Small-Cap Fund

Investment Income
Dividends	$801	$1,549	$433
Interest	—	— (1)	—	(1)
Security lending	— (1)	—	—
Foreign taxes withheld	(66)	(142)	(32)

Total investment income	735	1,407	401

Expenses
Investment advisory fees	194	388	96
Service fees, Class A	1	18	1
Distribution and service fees, Class C	1	17	2
Administration fees	29	49	12
Transfer agent fee and expenses	27	48	7
Registration fees	39	42	54
Printing fees and expenses	3	5	4
Custodian fees	21	11	17
Professional fees	34	29	20
Trustees’ fee and expenses	1	2	—	(1)
Miscellaneous expenses	4	5	4

Total expenses	354	614	217
Less expenses reimbursed and/or waived by investment adviser	(67)	(95)	(85)

Net expenses	287	519	132

Net investment income (loss)	448	888	269

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,049	702	328
Net realized gain (loss) on foreign currency transactions	46	(18)	1
Net change in unrealized appreciation (depreciation) on investments	(1,368)	1,367	2,039
Net change in unrealized appreciation (depreciation) on foreign currency translation	59	1	—	(1)

Net gain (loss) on investments	2,786	2,052	2,368

Net increase (decrease) in net assets resulting from operations	$3,234	$2,940	$2,637

(1) Amount is less than $500.

See Notes to Financial Statements

58

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Emerging Markets Debt Fund		Emerging Markets Equity Income Fund
	Year Ended September 30, 2013	From inception September 5, 2012 to September 30, 2012	Year Ended September 30, 2013	From inception September 5, 2012 to September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,391	$60	$180	$(1)
Net realized gain (loss)	(114)	(15)	(114)	55
Net change in unrealized appreciation (depreciation)	(2,192)	193	140	240

Increase (decrease) in net assets resulting from operations	(915)	238	206	294

From Distributions to Shareholders
Net investment income, Class A	(97)	—	(7)	—
Net investment income, Class C	(8)	—	— (1)	—
Net investment income, Class I	(1,277)	—	(48)	—
Net realized short-term gains, Class A	(1)	—	(2)	—
Net realized short-term gains, Class C	— (1)	—	(3)	—
Net realized short-term gains, Class I	(41)	—	(92)	—

Decrease in net assets from distributions to shareholders	(1,424)	—	(152)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	3,657	100	730	100
Change in net assets from share transactions, Class C	296	109	311	100
Change in net assets from share transactions, Class I	1,399	24,800	3,513	4,800

Increase (decrease) in net assets from share transactions	5,352	25,009	4,554	5,000

Net increase (decrease) in net assets	3,013	25,247	4,608	5,294

Net Assets
Beginning of period	25,247	—	5,294	—

End of period	$28,260	$25,247	$9,902	$5,294

Accumulated undistributed net investment income (loss) at end of period	$20	$60	$126	$—	(1)

(1) Amount is less than $500.

See Notes to Financial Statements

59

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Commodities Stock Fund		Global Dividend Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$39	$25	$3,224	$2,043
Net realized gain (loss)	(2,131)	(1,717)	2,466	738
Net change in unrealized appreciation (depreciation)	(308)	5,331	6,669	11,292

Increase (decrease) in net assets resulting from operations	(2,400)	3,639	12,359	14,073

From Distributions to Shareholders
Net investment income, Class A	(22)	— (1)	(1,244)	(817)
Net investment income, Class C	(2)	—	(277)	(150)
Net investment income, Class I	(411)	(83)	(1,726)	(1,277)

Decrease in net assets from distributions to shareholders	(435)	(83)	(3,247)	(2,244)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(257)	566	13,393	8,865
Change in net assets from share transactions, Class C	202	(2)	7,823	1,898
Change in net assets from share transactions, Class I	12,613	(404)	17,186	8,579

Increase (decrease) in net assets from share transactions	12,558	160	38,402	19,342

Net increase (decrease) in net assets	9,723	3,716	47,514	31,171

Net Assets
Beginning of period	19,711	15,995	94,294	63,123

End of period	$29,434	$19,711	$141,808	$94,294

Accumulated undistributed net investment income (loss) at end of period	$—	$(14)	$1	$17

(1) Amount is less than $500.

See Notes to Financial Statements

60

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Opportunities Fund		Global Real Estate Securities Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$778	$405	$558	$187
Net realized gain (loss)	9,746	5,434	378	(97)
Net change in unrealized appreciation (depreciation)	1,373	11,274	255	2,394

Increase (decrease) in net assets resulting from operations	11,897	17,113	1,191	2,484

From Distributions to Shareholders
Net investment income, Class A	(224)	(275)	(293)	(34)
Net investment income, Class C	—	—	(50)	(1)
Net investment income, Class I	(143)	—	(419)	(5)
Net realized short-term gains, Class A	—	—	—	(46)
Net realized short-term gains, Class C	—	—	—	(4)
Net realized short-term gains, Class I	—	—	—	(6)
Net realized long-term gains, Class A	—	—	—	(75)
Net realized long-term gains, Class C	—	—	—	(7)
Net realized long-term gains, Class I	—	—	—	(9)

Decrease in net assets from distributions to shareholders	(367)	(275)	(762)	(187)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(1,519)	1,538	6,449	2,120
Change in net assets from share transactions, Class B	(353)	(90)	—	—
Change in net assets from share transactions, Class C	1,040	627	2,172	726
Change in net assets from share transactions, Class I	3,080	22,400	13,019	10,601

Increase (decrease) in net assets from share transactions	2,248	24,475	21,640	13,447

Net increase (decrease) in net assets	13,778	41,313	22,069	15,744

Net Assets
Beginning of period	97,957	56,644	22,114	6,370

End of period	$111,735	$97,957	$44,183	$22,114

Accumulated undistributed net investment income (loss) at end of period	$611	$233	$(35)	$121

(1) Amount is less than $500.

See Notes to Financial Statements

61

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Greater Asia ex Japan Opportunities Fund		Greater European Opportunities Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$33	$41	$91	$69
Net realized gain (loss)	398	290	420	233
Net change in unrealized appreciation (depreciation)	(454)	830	1,048	1,039

Increase (decrease) in net assets resulting from operations	(23)	1,161	1,559	1,341

From Distributions to Shareholders
Net investment income, Class A	(54)	(12)	(58)	(58)
Net investment income, Class C	—	— (1)	(1)	— (1)
Net investment income, Class I	(3)	(2)	(34)	(3)
Net realized short-term gains, Class A	(4)	(38)	(9)	(8)
Net realized short-term gains, Class C	— (1)	(1)	— (1)	— (1)
Net realized short-term gains, Class I	— (1)	(2)	(5)	— (1)
Net realized long-term gains, Class A	(268)	(309)	(202)	(182)
Net realized long-term gains, Class C	(7)	(8)	(6)	(6)
Net realized long-term gains, Class I	(10)	(15)	(100)	(8)

Decrease in net assets from distributions to shareholders	(346)	(387)	(415)	(265)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	784	(1,485)	5,895	920
Change in net assets from share transactions, Class C	186	(12)	383	12
Change in net assets from share transactions, Class I	713	37	1,681	(74)

Increase (decrease) in net assets from share transactions	1,683	(1,460)	7,959	858

Net increase (decrease) in net assets	1,314	(686)	9,103	1,934

Net Assets
Beginning of period	8,910	9,596	6,855	4,921

End of period	$10,224	$8,910	$15,958	$6,855

Accumulated undistributed net investment income (loss) at end of period	$38	$31	$19	$37

(1) Amount is less than $500.

See Notes to Financial Statements

62

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Equity Fund			International Real Estate Securities Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$448		$586	$888	$799
Net realized gain (loss)	4,095		(346)	684	(1,603)
Net change in unrealized appreciation (depreciation)	(1,309)		3,073	1,368	7,113

Increase (decrease) in net assets resulting from operations	3,234		3,313	2,940	6,309

From Distributions to Shareholders
Net investment income, Class A	(4)		(5)	(406)	(72)
Net investment income, Class C	(2)		(3)	(119)	(15)
Net investment income, Class I	(664)		(624)	(2,099)	(639)
Net realized short-term gains, Class A	(6)		(3)	—	—
Net realized short-term gains, Class C	(4)		(2)	—	—
Net realized short-term gains, Class I	(813)		(331)	—	—
Net realized long-term gains, Class A	(17)		—	—	—
Net realized long-term gains, Class C	(13)		—	—	—
Net realized long-term gains, Class I	(2,568)		—	—	—

Decrease in net assets from distributions to shareholders	(4,091)		(968)	(2,624)	(726)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(19)		(821)	6,221	(58)
Change in net assets from share transactions, Class C	15		6	371	306
Change in net assets from share transactions, Class I	(23,366)		6,437	1,694	(914)

Increase (decrease) in net assets from share transactions	(23,370)		5,622	8,286	(666)

Net increase (decrease) in net assets	(24,227	)(1)	7,967	8,602	4,917

Net Assets
Beginning of period	26,706		18,739	33,542	28,625

End of period	$2,479		$26,706	$42,144	$33,542

Accumulated undistributed net investment income (loss) at end of period	$97		$223	$(1,493)	$(142)

(1) See Note 13 in the Notes to Financial Statements.

See Notes to Financial Statements

63

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Small-Cap Fund
	Year Ended September 30, 2013	From inception September 5, 2012 to September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$269	$7
Net realized gain (loss)	329	—
Net change in unrealized appreciation (depreciation)	2,039	21

Increase (decrease) in net assets resulting from operations	2,637	28

From Distributions to Shareholders
Net investment income, Class A	(2)	—
Net investment income, Class C	(1)	—
Net investment income, Class I	(95)	—
Net realized short-term gains, Class A	— (1)	—
Net realized short-term gains, Class C	— (1)	—
Net realized short-term gains, Class I	(4)	—

Decrease in net assets from distributions to shareholders	(102)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	251	100
Change in net assets from share transactions, Class C	222	106
Change in net assets from share transactions, Class I	12,850	2,808

Increase (decrease) in net assets from share transactions	13,323	3,014

Net increase (decrease) in net assets	15,858	3,042

Net Assets
Beginning of period	3,042	—

End of period	$18,900	$3,042

Accumulated undistributed net investment income (loss) at end of period	$179	$7

(1) Amount is less than $500.

See Notes to Financial Statements

64

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets
Debt Fund
Class A
10/1/12 to 9/30/13	$10.09	0.48	(0.64)	(0.16)	(0.48)	(0.02)	(0.50)	(0.66)	$9.43	(1.94)%		$3,200	1.35%		1.55%		4.92%		60%
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	101	1.35	(3)	3.49	(3)	3.35	(3)	13	(4)

Class C
10/1/12 to 9/30/13	$10.09	0.41	(0.66)	(0.25)	(0.40)	(0.02)	(0.42)	(0.67)	$9.42	(2.68)%		$374	2.10%		2.32%		4.11%		60%
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	110	2.10	(3)	4.26	(3)	2.63	(3)	13	(4)

Class I
10/1/12 to 9/30/13	$10.10	0.50	(0.66)	(0.16)	(0.50)	(0.02)	(0.52)	(0.68)	$9.42	(1.80)%		$24,686	1.10%		1.33%		4.99%		60%
9/5/12(6) to 9/30/12	10.00	0.02	0.08	0.10	—	—	—	0.10	10.10	1.00	(4)	25,036	1.10	(3)	3.24	(3)	3.61	(3)	13	(4)
Emerging Markets
Equity Income Fund
Class A
10/1/12 to 9/30/13	$10.59	0.31	(0.07)	0.24	(0.07)	(0.19)	(0.26)	(0.02)	$10.57	2.19%		$830	1.75%		2.90%		3.00%		100%
9/5/12(6) to 9/30/12	10.00	(0.01)	0.60	0.59	—	—	—	0.59	10.59	5.90	(4)	106	1.75	(3)	10.28	(3)	(0.78	)(3)	37	(4)

Class C
10/1/12 to 9/30/13	$10.58	0.20	(0.03)	0.17	(0.02)	(0.19)	(0.21)	(0.04)	$10.54	1.48%		$417	2.50%		3.77%		1.89%		100%
9/5/12(6) to 9/30/12	10.00	(0.01)	0.59	0.58	—	—	—	0.58	10.58	5.80	(4)	106	2.50	(3)	11.03	(3)	(1.54	)(3)	37	(4)

Class I
10/1/12 to 9/30/13	$10.59	0.27	(0.01)	0.26	(0.08)	(0.19)	(0.27)	(0.01)	$10.58	2.39%		$8,655	1.50%		2.87%		2.56%		100%
9/5/12(6) to 9/30/12	10.00	— (5)	0.59	0.59	—	—	—	0.59	10.59	5.90	(4)	5,082	1.50	(3)	10.03	(3)	(0.54	)(3)	37	(4)
Global Commodities
Stock Fund
Class A
10/1/12 to 9/30/13	$9.96	(0.01)	(0.84)	(0.85)	(0.17)	—	(0.17)	(1.02)	$8.94	(8.61)%		$530	1.65%		1.87%		(0.07)%		132%
10/1/11 to 9/30/12	8.16	— (5)	1.82	1.82	(0.02)	—	(0.02)	1.80	9.96	22.30		936	1.65		1.91		(0.03)		96
3/15/11(6) to 9/30/11	10.00	(0.01)	(1.83)	(1.84)	—	—	—	(1.84)	8.16	(18.40	)(4)	204	1.65	(3)	5.40	(3)	(0.14	)(3)	32	(4)

Class C
10/1/12 to 9/30/13	$9.87	(0.08)	(0.82)	(0.90)	(0.12)	—	(0.12)	(1.02)	$8.85	(9.14)%		$300	2.40%		2.62%		(0.84)%		132%
10/1/11 to 9/30/12	8.13	(0.08)	1.82	1.74	—	—	—	1.74	9.87	21.40		117	2.40		2.60		(0.86)		96
3/15/11(6) to 9/30/11	10.00	(0.05)	(1.82)	(1.87)	—	—	—	(1.87)	8.13	(18.70	)(4)	99	2.40	(3)	6.73	(3)	(0.90	)(3)	32	(4)

Class I
10/1/12 to 9/30/13	$9.98	0.02	(0.84)	(0.82)	(0.19)	—	(0.19)	(1.01)	$8.97	(8.34)%		$28,604	1.40%		1.62%		0.18%		132%
10/1/11 to 9/30/12	8.17	0.01	1.84	1.85	(0.04)	—	(0.04)	1.81	9.98	22.67		18,658	1.40		1.59		0.14		96
3/15/11(6) to 9/30/11	10.00	0.01	(1.84)	(1.83)	—	—	—	(1.83)	8.17	(18.30	)(4)	15,692	1.40	(3)	2.92	(3)	0.14	(3)	32	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

65

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Dividend
Fund
Class A
10/1/12 to 9/30/13	$12.88	0.35	1.05	1.40	(0.34)	—	(0.34)	1.06	$13.94	11.05%	$53,354	1.28%	1.28%	2.62%	14%
10/1/11 to 9/30/12	10.97	0.31	1.95	2.26	(0.35)	—	(0.35)	1.91	12.88	20.80	36,347	1.32	1.32	2.59	21
10/1/10 to 9/30/11	10.71	0.33	0.25	0.58	(0.32)	—	(0.32)	0.26	10.97	5.40	23,120	1.34	1.34	2.89	16
10/1/09 to 9/30/10	9.97	0.26	0.77	1.03	(0.29)	—	(0.29)	0.74	10.71	10.48	24,794	1.33	1.33	2.51	22
10/1/08 to 9/30/09	10.91	0.31	(0.87)	(0.56)	(0.30)	(0.08)	(0.38)	(0.94)	9.97	(4.76)	77,049	1.31	1.33	3.50	46

Class C
10/1/12 to 9/30/13	$12.85	0.25	1.05	1.30	(0.25)	—	(0.25)	1.05	$13.90	10.23%	$17,969	2.03%	2.03%	1.85%	14%
10/1/11 to 9/30/12	10.95	0.23	1.93	2.16	(0.26)	—	(0.26)	1.90	12.85	19.97	9,117	2.07	2.07	1.88	21
10/1/10 to 9/30/11	10.69	0.24	0.26	0.50	(0.24)	—	(0.24)	0.26	10.95	4.51	6,138	2.09	2.09	2.11	16
10/1/09 to 9/30/10	9.95	0.20	0.75	0.95	(0.21)	—	(0.21)	0.74	10.69	9.70	7,160	2.10	2.10	1.98	22
10/1/08 to 9/30/09	10.89	0.26	(0.89)	(0.63)	(0.23)	(0.08)	(0.31)	(0.94)	9.95	(5.49)	6,188	2.09	2.10	2.85	46

Class I
10/1/12 to 9/30/13	$12.89	0.39	1.04	1.43	(0.38)	—	(0.38)	1.05	$13.94	11.23%	$70,485	1.03%	1.03%	2.86%	14%
10/1/11 to 9/30/12	10.97	0.35	1.95	2.30	(0.38)	—	(0.38)	1.92	12.89	21.19	48,830	1.07	1.07	2.85	21
10/1/10 to 9/30/11	10.72	0.36	0.24	0.60	(0.35)	—	(0.35)	0.25	10.97	5.56	33,865	1.09	1.09	3.16	16
10/1/09 to 9/30/10	9.96	0.31	0.76	1.07	(0.31)	—	(0.31)	0.76	10.72	10.96	37,094	1.10	1.10	3.04	22
10/1/08 to 9/30/09	10.90	0.34	(0.87)	(0.53)	(0.33)	(0.08)	(0.41)	(0.94)	9.96	(4.54)	344	1.09	1.10	3.80	46
Global Opportunities
Fund
Class A
10/1/12 to 9/30/13	$9.91	0.07	1.12	1.19	(0.03)	—	(0.03)	1.16	$11.07	12.05%	$78,434	1.55%	1.50%	0.69%	61%
10/1/11 to 9/30/12	7.91	0.05	1.99	2.04	(0.04)	—	(0.04)	2.00	9.91	25.80	71,592	1.55	1.55	0.53	73
10/1/10 to 9/30/11	7.79	0.05	0.15	0.20	(0.08)	—	(0.08)	0.12	7.91	2.54	54,916	1.55	1.67	0.65	56
10/1/09 to 9/30/10	6.67	0.09	1.11	1.20	(0.08)	—	(0.08)	1.12	7.79	18.09	59,088	1.57 (7)	1.66	1.21	78
10/1/08 to 9/30/09	7.82	0.07	(1.14)	(1.07)	(0.08)	—	(0.08)	(1.15)	6.67	(13.53)	53,644	1.86	1.86	1.16	168

Class B
10/1/12 to 9/30/13	$8.82	(0.01)	1.00	0.99	—	—	—	0.99	$9.81	11.22%	$798	2.30%	2.25%	(0.10)%	61%
10/1/11 to 9/30/12	7.06	(0.02)	1.78	1.76	—	—	—	1.76	8.82	24.93	1,048	2.30	2.30	(0.28)	73
10/1/10 to 9/30/11	6.97	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.06	1.76	915	2.30	2.42	(0.14)	56
10/1/09 to 9/30/10	6.00	0.03	0.99	1.02	(0.05)	—	(0.05)	0.97	6.97	17.09	1,294	2.32 (7)	2.41	0.43	78
10/1/08 to 9/30/09	7.06	0.02	(1.02)	(1.00)	(0.06)	—	(0.06)	(1.06)	6.00	(14.10)	1,369	2.61	2.61	0.35	168

Class C
10/1/12 to 9/30/13	$8.77	—	0.99	0.99	—	—	—	0.99	$9.76	11.29%	$2,963	2.30%	2.24%	(0.03)%	61%
10/1/11 to 9/30/12	7.02	(0.02)	1.77	1.75	—	—	—	1.75	8.77	24.93	1,700	2.30	2.30	(0.25)	73
10/1/10 to 9/30/11	6.93	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.02	1.77	813	2.30	2.42	(0.11)	56
10/1/09 to 9/30/10	5.97	0.03	0.98	1.01	(0.05)	—	(0.05)	0.96	6.93	17.01	806	2.32 (7)	2.41	0.48	78
10/1/08 to 9/30/09	7.03	0.02	(1.02)	(1.00)	(0.06)	—	(0.06)	(1.06)	5.97	(14.16)	776	2.62	2.62	0.37	168
The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

66

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Opportunities
Fund (Continued)
Class I
10/1/12 to 9/30/13	$9.91	0.10	1.12	1.22	(0.06)	—	(0.06)	1.16	$11.07	12.36%	$29,540	1.30%		1.30%		0.94%	61%
8/8/12(6) to 9/30/12(6)	9.38	— (5)	0.53	0.53	—	—	—	0.53	9.91	5.54 (4)	23,617	1.30	(3)	1.30	(3)	0.02 (3)	73	(4)
Global Real Estate
Securities Fund
Class A
10/1/12 to 9/30/13	$22.40	0.35	1.09	1.44	(0.70)	—	(0.70)	0.74	$23.14	6.48%	$15,306	1.40%		1.66%		1.51%	18%
10/1/11 to 9/30/12	17.78	0.33	4.77	5.10	(0.11)	(0.37)	(0.48)	4.62	22.40	29.21	8,695	1.40		2.37		1.61	31
10/1/10 to 9/30/11	19.84	0.50	(0.90)	(0.40)	(1.01)	(0.65)	(1.66)	(2.06)	17.78	(2.57)	5,275	1.40		3.16		2.48	41
10/1/09 to 9/30/10	18.33	0.40	3.31	3.71	(1.55)	(0.65)	(2.20)	1.51	19.84	22.42	2,492	1.40		4.07		2.21	28
3/2/09(6) to 9/30/09	10.00	0.30	8.03	8.33	—	—	—	8.33	18.33	83.30 (4)	1,586	1.40	(3)	9.62	(3)	3.68 (3)	29	(4)

Class C
10/1/12 to 9/30/13	$22.14	0.18	1.08	1.26	(0.62)	—	(0.62)	0.64	$22.78	5.70%	$3,545	2.15%		2.41%		0.80%	18%
10/1/11 to 9/30/12	17.65	0.17	4.72	4.89	(0.03)	(0.37)	(0.40)	4.49	22.14	28.18	1,356	2.15		3.11		0.83	31
10/1/10 to 9/30/11	19.67	0.35	(0.88)	(0.53)	(0.84)	(0.65)	(1.49)	(2.02)	17.65	(3.25)	486	2.15		3.91		1.73	41
10/1/09 to 9/30/10	18.25	0.27	3.29	3.56	(1.49)	(0.65)	(2.14)	1.42	19.67	21.55	262	2.15		4.83		1.50	28
3/2/09(6) to 9/30/09	10.00	0.24	8.01	8.25	—	—	—	8.25	18.25	82.50 (4)	194	2.15	(3)	10.45	(3)	2.94 (3)	29	(4)

Class I
10/1/12 to 9/30/13	$22.51	0.42	1.09	1.51	(0.74)	—	(0.74)	0.77	$23.28	6.78%	$25,332	1.15%		1.41%		1.78%	18%
10/1/11 to 9/30/12	17.85	0.45	4.71	5.16	(0.13)	(0.37)	(0.50)	4.66	22.51	29.50	12,063	1.15		1.93		2.04	31
10/1/10 to 9/30/11	19.91	0.63	(0.97)	(0.34)	(1.07)	(0.65)	(1.72)	(2.06)	17.85	(2.26)	609	1.15		2.92		3.07	41
10/1/09 to 9/30/10	18.36	0.47	3.30	3.77	(1.57)	(0.65)	(2.22)	1.55	19.91	22.77	678	1.15		3.90		2.63	28
3/2/09(6) to 9/30/09	10.00	0.32	8.04	8.36	—	—	—	8.36	18.36	83.60 (4)	183	1.15	(3)	6.04	(3)	3.93 (3)	29	(4)
Greater Asia ex Japan
Opportunities Fund
Class A
10/1/12 to 9/30/13	$15.44	0.05	(0.04)	0.01	(0.09)	(0.46)	(0.55)	(0.54)	$14.90	0.14%	$8,852	1.80%		3.04%		0.32%	41%
10/1/11 to 9/30/12	13.93	0.07	1.99	2.06	(0.02)	(0.53)	(0.55)	1.51	15.44	15.56	8,366	1.80		3.11		0.49	40
10/1/10 to 9/30/11	16.89	0.06	(1.09)	(1.03)	(0.10)	(1.83)	(1.93)	(2.96)	13.93	(6.88)	9,125	1.80		3.06		0.39	60
10/1/09 to 9/30/10	13.01	0.14	4.19	4.33	(0.13)	(0.32)	(0.45)	3.88	16.89	34.27	10,305	1.80		3.05		1.00	78
4/21/09(6) to 9/30/09	10.00	0.10	2.91	3.01	—	—	—	3.01	13.01	30.10 (4)	6,431	1.80	(3)	3.78	(3)	1.88 (3)	26	(4)

Class C
10/1/12 to 9/30/13	$15.19	(0.04)	(0.06)	(0.10)	—	(0.46)	(0.46)	(0.56)	$14.63	(0.65)%	$392	2.55%		3.78%		(0.29)%	41%
10/1/11 to 9/30/12	13.79	(0.03)	1.96	1.93	—	(0.53)	(0.53)	1.40	15.19	14.74	230	2.55		3.87		(0.22)	40
10/1/10 to 9/30/11	16.77	(0.07)	(1.08)	(1.15)	—	(1.83)	(1.83)	(2.98)	13.79	(7.61)	223	2.55		3.81		(0.47)	60
10/1/09 to 9/30/10	12.96	0.07	4.16	4.23	(0.10)	(0.32)	(0.42)	3.81	16.77	33.39	430	2.55		3.83		0.46	78
4/21/09(6) to 9/30/09	10.00	0.06	2.90	2.96	—	—	—	2.96	12.96	29.60 (4)	130	2.55	(3)	4.54	(3)	1.12 (3)	26	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

67

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater Asia ex Japan
Opportunities Fund
(Continued)
Class I
10/1/12 to 9/30/13	$15.50	0.11		(0.19)	(0.08)	—	(0.46)	(0.46)	(0.54)	$14.96	0.42%	$999	1.55%		2.76%		0.71%		41%
10/1/11 to 9/30/12	13.99	0.10		2.00	2.10	(0.06)	(0.53)	(0.59)	1.51	15.50	15.80	314	1.55		2.76		0.70		40
10/1/10 to 9/30/11	16.94	0.08		(1.06)	(0.98)	(0.14)	(1.83)	(1.97)	(2.95)	13.99	(6.57)	248	1.55		2.78		0.50		60
10/1/09 to 9/30/10	13.02	0.18		4.21	4.39	(0.15)	(0.32)	(0.47)	3.92	16.94	34.69	198	1.55		2.80		1.25		78
4/21/09(6) to 9/30/09	10.00	0.11		2.91	3.02	—	—	—	3.02	13.02	30.20 (4)	130	1.55	(3)	3.54	(3)	2.11	(3)	26	(4)
Greater European
Opportunities Fund
Class A
10/1/12 to 9/30/13	$14.20	0.13		2.09	2.22	(0.12)	(0.43)	(0.55)	1.67	$15.87	15.92%	$13,433	1.45%		2.22%		0.86%		75%
10/1/11 to 9/30/12	11.80	0.16		2.87	3.03	(0.15)	(0.48)	(0.63)	2.40	14.20	26.75	6,513	1.45		2.82		1.26		49
10/1/10 to 9/30/11	13.56	0.17		(0.36)	(0.19)	(0.29)	(1.28)	(1.57)	(1.76)	11.80	(2.09)	4,571	1.45		3.03		1.26		46
10/1/09 to 9/30/10	12.97	0.21		0.95	1.16	(0.15)	(0.42)	(0.57)	0.59	13.56	9.14	4,629	1.45		2.75		1.60		48
4/21/09(6) to 9/30/09	10.00	0.12		2.85	2.97	—	—	—	2.97	12.97	29.70 (4)	6,236	1.45	(3)	3.60	(3)	2.38	(3)	14	(4)

Class C
10/1/12 to 9/30/13	$14.10	0.03		2.07	2.10	(0.06)	(0.43)	(0.49)	1.61	$15.71	15.11%	$607	2.20%		2.92%		0.21%		75%
10/1/11 to 9/30/12	11.69	0.07		2.85	2.92	(0.03)	(0.48)	(0.51)	2.41	14.10	25.73	187	2.20		3.57		0.52		49
10/1/10 to 9/30/11	13.45	0.07		(0.36)	(0.29)	(0.19)	(1.28)	(1.47)	(1.76)	11.69	(2.77)	144	2.20		3.78		0.53		46
10/1/09 to 9/30/10	12.93	0.07		0.98	1.05	(0.11)	(0.42)	(0.53)	0.52	13.45	8.28	142	2.20		3.50		0.56		48
4/21/09(6) to 9/30/09	10.00	0.07		2.86	2.93	—	—	—	2.93	12.93	29.30 (4)	196	2.20	(3)	4.27	(3)	1.31	(3)	14	(4)

Class I
10/1/12 to 9/30/13	$14.23	0.06		2.20	2.26	(0.14)	(0.43)	(0.57)	1.69	$15.92	16.19%	$1,918	1.20%		1.96%		0.39%		75%
10/1/11 to 9/30/12	11.83	0.17		2.90	3.07	(0.19)	(0.48)	(0.67)	2.40	14.23	26.99	155	1.20		2.57		1.32		49
10/1/10 to 9/30/11	13.60	0.17		(0.34)	(0.17)	(0.32)	(1.28)	(1.60)	(1.77)	11.83	(1.84)	206	1.20		2.78		1.33		46
10/1/09 to 9/30/10	12.98	0.24		0.96	1.20	(0.16)	(0.42)	(0.58)	0.62	13.60	9.48	142	1.20		2.56		1.83		48
4/21/09(6) to 9/30/09	10.00	0.14		2.84	2.98	—	—	—	2.98	12.98	29.80 (4)	130	1.20	(3)	3.34	(3)	2.63	(3)	14	(4)
International Equity Fund
Class A
10/1/12 to 9/30/13	$10.87	0.16		1.19	1.35	(0.25)	(1.47)	(1.72)	(0.37)	$10.50	13.38%	$170	1.50%		1.95%		1.41%		277	%(9)
10/1/11 to 9/30/12	9.79	0.21		1.36	1.57	(0.30)	(0.19)	(0.49)	1.08	10.87	16.58	193	1.50		1.80		2.02		25
10/1/10 to 9/30/11	10.17	0.29		(0.57)	(0.28)	(0.10)	—	(0.10)	(0.38)	9.79	(2.85)	952	1.50		2.11		2.73		65
9/16/10(6) to 9/30/10	10.00	—	(5)	0.17	0.17	—	—	—	0.17	10.17	1.70 (4)	102	1.50	(3)	19.64	(3)	1.36	(3)	0	(4)

Class C
10/1/12 to 9/30/13	$10.77	0.08		1.20	1.28	(0.21)	(1.47)	(1.68)	(0.40)	$10.37	12.53%	$124	2.25%		2.73%		0.70%		277	%(9)
10/1/11 to 9/30/12	9.76	0.20		1.25	1.45	(0.25)	(0.19)	(0.44)	1.01	10.77	15.37	115	2.25		2.51		1.94		25
10/1/10 to 9/30/11	10.16	0.18		(0.53)	(0.35)	(0.05)	—	(0.05)	(0.40)	9.76	(3.58)	98	2.25		3.15		1.70		65
9/16/10(6) to 9/30/10	10.00	—	(5)	0.16	0.16	—	—	—	0.16	10.16	1.60 (4)	102	2.25	(3)	20.39	(3)	0.61	(3)	0	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

68

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Equity
Fund (Continued)
Class I
10/1/12 to 9/30/13	$10.82	0.22	1.16	1.38	(0.28)	(1.47)	(1.75)	(0.37)	$10.45	13.68%	$2,185	1.25%	1.54%	1.97%	277	%(9)
10/1/11 to 9/30/12	9.80	0.30	1.26	1.56	(0.35)	(0.19)	(0.54)	1.02	10.82	16.47	26,398	1.25	1.50	2.94	25
10/1/10 to 9/30/11	10.18	0.34	(0.60)	(0.26)	(0.12)	—	(0.12)	(0.38)	9.80	(2.62)	17,689	1.25	1.88	3.16	65
9/16/10(6) to 9/30/10	10.00	0.01	0.17	0.18	—	—	—	0.18	10.18	1.70 (4)	7,068	1.25 (3)	19.39 (3)	1.62 (3)	0	(4)
International Real
Estate Securities Fund
Class A
10/1/12 to 9/30/13	$6.50	0.15	0.45	0.60	(0.49)	—	(0.49)	0.11	$6.61	9.39%	$10,234	1.50%	1.75%	2.23%	22%
10/1/11 to 9/30/12	5.23	0.16	1.24	1.40	(0.13)	—	(0.13)	1.27	6.50	27.35	3,916	1.50	1.85	2.69	41
10/1/10 to 9/30/11	6.30	0.31	(0.69)	(0.38)	(0.69)	—	(0.69)	(1.07)	5.23	(7.15)	3,243	1.50	1.77	5.03	41
10/1/09 to 9/30/10	6.00	0.13	0.65	0.78	(0.48)	—	(0.48)	0.30	6.30	14.44	2,474	1.50	1.70	2.21	20
10/1/08 to 9/30/09	6.72	0.21	(0.66)	(0.45)	(0.27)	—	(0.27)	(0.72)	6.00	(5.59)	32,178	1.50	1.66	4.71	54

Class C
10/1/12 to 9/30/13	$6.48	0.09	0.46	0.55	(0.47)	—	(0.47)	0.08	$6.56	8.55%	$1,911	2.25%	2.49%	1.35%	22%
10/1/11 to 9/30/12	5.20	0.12	1.24	1.36	(0.08)	—	(0.08)	1.28	6.48	26.36	1,531	2.25	2.60	2.04	41
10/1/10 to 9/30/11	6.26	0.24	(0.67)	(0.43)	(0.63)	—	(0.63)	(1.06)	5.20	(7.90)	962	2.25	2.52	3.91	41
10/1/09 to 9/30/10	6.00	0.13	0.61	0.74	(0.48)	—	(0.48)	0.26	6.26	13.73	494	2.25	2.51	2.28	20
10/1/08 to 9/30/09	6.70	0.19	(0.67)	(0.48)	(0.22)	—	(0.22)	(0.70)	6.00	(6.30)	413	2.25	2.40	4.21	54

Class I
10/1/12 to 9/30/13	$6.49	0.15	0.47	0.62	(0.50)	—	(0.50)	0.12	$6.61	9.66%	$29,999	1.25%	1.49%	2.35%	22%
10/1/11 to 9/30/12	5.23	0.17	1.25	1.42	(0.16)	—	(0.16)	1.26	6.49	27.74	28,095	1.25	1.59	2.92	41
10/1/10 to 9/30/11	6.31	0.35	(0.72)	(0.37)	(0.71)	—	(0.71)	(1.08)	5.23	(7.04)	24,420	1.25	1.52	5.65	41
10/1/09 to 9/30/10	5.99	0.19	0.61	0.80	(0.48)	—	(0.48)	0.32	6.31	14.83	24,052	1.25	1.51	3.31	20
10/1/08 to 9/30/09	6.72	0.23	(0.67)	(0.44)	(0.29)	—	(0.29)	(0.73)	5.99	(5.43)	71	1.25	1.41	4.87	54
International Small-Cap
Fund
Class A
10/1/12 to 9/30/13	$10.09	0.30	2.91	3.21	(0.09)	(0.01)	(0.10)	3.11	$13.20	31.97%	$403	1.60%	2.51%	2.52%	26%
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90 (4)	101	1.60 (3)	16.64 (3)	3.65 (3)	0	(4)

Class C
10/1/12 to 9/30/13	$10.09	0.19	2.93	3.12	(0.04)	(0.01)	(0.05)	3.07	$13.16	30.92%	$374	2.35%	3.34%	1.62%	26%
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90 (4)	107	2.35 (3)	17.43 (3)	2.86 (3)	0	(4)

Class I
10/1/12 to 9/30/13	$10.10	0.34	2.89	3.23	(0.11)	(0.01)	(0.12)	3.11	$13.21	32.13%	$18,123	1.35%	2.23%	2.82%	26%
9/5/12(6) to 9/30/12	10.00	0.03	0.07	0.10	—	—	—	0.10	10.10	1.00 (4)	2,834	1.35 (3)	16.39 (3)	3.89 (3)	0	(4)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	See Note 13 in the Notes to Financial Statements.

See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

As of the date of this report, 31 funds are offered for sale, of which 11 (each a “Fund”) are reported in this annual report.

The Fund’s Investment objectives are outlined in each Fund’s Summary page.

All the Funds offer Class A, Class C shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions, For more information regarding Qualifying Transactions, refer to each Fund’s prospectus.

Class A shares of Emerging Markets Debt Fund are sold with a front-end sales charge of up to 3.75%. Class A shares of the remaining Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC if applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee appointed by the Board. The valuation committee is comprised of the treasurer, assistant treasurer, and two other appropriate investment professionals of the Virtus Product Management team who previously have been identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Fair valuations are ratified by the Board of Directors at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

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SEPTEMBER 30, 2013

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of business of the NYSE each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds own the following internally fair valued securities and which are categorized as Level 3 in the hierarchy.

These stocks are internally fair valued based on the details of pending corporate actions.

Virtus Greater Asia ex Japan Opportunities Fund	Delta Brac Housing Finance Corp.
Virtus International Equity Fund	Barclays ADS Rights

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each such fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the Fund’s pro-rata expenses of the underlying mutual funds in which a Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Derivative Financial Instruments

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is the specific type of derivative instruments used by the Funds.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss in the Statements of Operations. When the contract is closed or offset with the same counterparty, on settlement date, the Funds record a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as net realized gain (loss) from foreign currency transactions.

Funds enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect the U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2013 none of the Funds had securities on loan.

I.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade, often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. All loan agreements currently held by the Funds are assignment loans.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

Note	3. Investment Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	1st $1 Billion	$1 + Billion
Emerging Markets Debt Fund	0.75%	0.70%
Emerging Markets Equity Income Fund	1.05	1.00
Greater Asia ex Japan Opportunities Fund	1.00	0.95
Greater European Opportunities Fund	0.85	0.80
International Small-Cap Fund	1.00	0.95

	1st $1 Billion	$1+ Billion – $2 Billion	$2 + Billion
Global Commodities Stock Fund	1.00%	0.95%	0.90%
Global Dividend Fund	0.65	0.60	0.55
Global Opportunities Fund	0.85	0.80	0.75
Global Real Estate Securities Fund	0.85	0.80	0.75
International Real Estate Securities Fund	1.00	0.95	0.90

	1st $2 Billion	$2 + Billion – $4 Billion	$4 + Billion
International Equity Fund	0.85%	0.80%	0.75%

B.	Subadvisers

The subadviser manages the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Funds they service are as follows:

Fund	Subadviser	Fund	Subadviser
Emerging Markets Debt Fund	NF(6)	Greater Asia ex Japan Opportunities Fund	Vontobel(4)
Emerging Markets Equity Income fund	KBI(2)	Greater European Opportunities Fund	Vontobel(4)
Global Commodities Stock Fund	BMO(5)	International Equity Fund	Euclid(3)
Global Dividend Fund	DPIM(1)	International Real Estate Securities Fund	DPIM(1)
Global Opportunities Fund	Vontobel(4)	International Small-Cap Fund	KAR(7)
Global Real Estate Securities Fund	DPIM(1)

(1)	Duff & Phelps Investment Management Co., an indirect, wholly-owned subsidiary of Virtus.
(2)	Kleinwort Benson Investors, International, Ltd
(3)	Effective May 22, 2013 Euclid Advisors, LLC an indirect wholly-owned subsidiary of Virtus, became the subadviser. Prior to that, Pyrford International Ltd. an indirect wholly-owned subsidiary of the Bank of Montreal (“BoM”) was the subadviser. BoM, through its subsidiary BMO Bankcorp, is a minority investor of Virtus.
(4)	Vontobel Asset Management, Inc.
(5)	BMO Asset Management Corp., an indirect, wholly-owned subsidiary of BoM. BoM, through its subsidiary BMO Bankcorp, is a minority investor of Virtus.
(6)	Newfleet Asset Management, LLC an indirect wholly-owned subsidiary of Virtus.
(7)	Kayne Anderson Rudnick Investment Management, LLC an indirect wholly-owned subsidiary of Virtus.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Fund’s total operating expenses (excluding taxes, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed the below percentages of the Fund’s average daily net asset values as listed below. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class B	Class C	Class I
Global Commodities Stock Fund	1.65%	—%	2.40%	1.40%
Global Opportunities Fund	1.55	2.30	2.30	1.30
Global Real Estate Securities Fund	1.40	—	2.15	1.15
Greater Asia ex Japan Opportunities Fund	1.80	—	2.55	1.55
Greater European Opportunities Fund	1.45	—	2.20	1.20
International Equity Fund	1.50	—	2.25	1.25
International Real Estate Securities Fund	1.50	—	2.25	1.25

The Adviser has contractually agreed to limit the following Fund’s total operating expenses (excluding interest, taxes, and extraordinary expenses, if any) so that such expenses do not exceed the below percentages of the Fund’s average daily net asset values as listed below.

	Class A	Class C	Class I	Through Date
Emerging Markets Debt Fund	1.35%	2.10%	1.10%	1/31/14
Emerging Markets Equity Income Fund	1.75	2.50	1.50	1/31/14
International Small-Cap Fund	1.60	2.35	1.35	1/31/14

D.	Expense Recapture

For certain Funds the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the

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SEPTEMBER 30, 2013

Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2014	2015	2016	Total
Emerging Markets Debt Fund	$—	$35	$64	$99
Emerging Markets Equity Income Fund	—	29	95	124
Global Commodities Stock Fund	85	38	54	177
Global Opportunities Fund*	20	5	—	25
Global Real Estate Securities Fund	86	98	90	274
Greater Asia ex Japan Opportunities Fund	149	132	125	406
Greater European Opportunities Fund	83	78	87	248
International Equity Fund	106	51	67	224
International Real Estate Securities Fund	82	96	95	273
International Small Cap	—	30	85	115

*	Advisor is currently recapturing waived or reimbursed expenses.

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2013, it retained net commissions of $83 Class A shares and deferred sales charges of $—*, and $5 for Class B shares and Class C shares respectively.

* Amount less than $500.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

Effective January 1, 2013, with the approval of the Board, VP Distributors LLC, the Fund’s former Administrator and Transfer Agent, assigned its rights and obligations under the Administration Agreement and Transfer Agency and Service Agreement to Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus. For the period of October 1, 2012 to December 31, 2012, VP Distributors LLC served as the Administrator and Transfer Agent to the Funds. For the period of January 1, 2013 to September 30, 2013, Virtus Fund Services, LLC served as Administrator and Transfer Agent to the Funds.

For the period ended September 30, 2013, the Funds incurred administration fees from the Trust totaling $403 which are included in the Statements of Operations.

For the period ended September 30, 2013, the Funds incurred transfer agent fees from the Trust totaling $418 which are included in the Statements of Operations. A portion is paid to outside entities that also provide service to the Trust.

G.	Affiliated Shareholders

At September 30, 2013, Virtus and its affiliates, BMO Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Emerging Markets Debt Fund
Class A	10,502	$99
Class C	10,424	98
Class I	2,611,289	24,598
Emerging Markets Equity Income Fund
Class A	10,238	108
Class C	10,187	107
Class I	491,939	5,205
Global Commodities Stock Fund
Class C	10,133	90
Class I	2,932,665	26,306
Global Dividend Fund
Class I	3,269,524	45,577
Global Real Estate Securities Fund
Class A	103,993	2,406
Class C	12,765	291
Class I	595,986	13,875

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

	Shares	Aggregate Net Asset Value
International Equity Fund
Class A	9,470	$99
Class C	9,588	99
Class I	76,118	795
International Real Estate Securities Fund
Class A	285,227	1,885
Class I	2,684,111	17,742
International Small-Cap Fund
Class A	10,087	133
Class C	10,038	132
Class I	282,871	3,737

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government securities and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2013, were as follows:

	Purchases	Sales
Emerging Markets Debt Fund	$21,568	$15,947
Emerging Markets Equity Income Fund	11,437	6,909
Global Commodities Stock Fund	41,892	30,878
Global Dividend Fund	57,725	16,118
Global Opportunities Fund	65,564	62,535
Global Real Estate Securities Fund	27,345	6,220
Greater Asia ex Japan Opportunities Fund	5,280	3,940
Greater European Opportunities Fund	15,236	8,054
International Equity Fund	59,044	82,864
International Real Estate Securities Fund	15,000	8,134
International Small-Cap Fund	12,945	2,230

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2013 were as follows:

	Purchases	Sales
Emerging Markets Debt Fund	$—	$293

Note	5. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Emerging Markets Debt Fund				Emerging Markets Equity Income Fund
	Year Ended September 30, 2013		From Inception September 5, 2012 to September 30, 2012		Year Ended September 30, 2013		From Inception September 5, 2012 to September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	606	$6,287	10	$100	131	$1,374	10	$100
Reinvestment of distributions	8	74	—	—	1	9	—	—
Shares repurchased	(285)	(2,704)	—	—	(63)	(653)	—	—

Net Increase / (Decrease)	329	$3,657	10	$100	69	$730	10	$100

Class C
Sale of shares	31	$319	11	$109	31	$329	10	$100
Reinvestment of distributions	1	9	—	—	— (1)	3	—	—
Shares repurchased	(3)	(32)	—	—	(2)	(21)	—	—

Net Increase / (Decrease)	29	$296	11	$109	29	$311	10	$100

Class I
Sale of shares	10	$107	2,480	$24,800	337	$3,496	480	$4,800
Reinvestment of distributions	132	1,317	—	—	12	131	—	—
Shares repurchased	(3)	(25)	—	—	(11)	(114)	—	—

Net Increase / (Decrease)	139	$1,399	2,480	$24,800	338	$3,513	480	$4,800

(1)	Amount is less than 500.

76

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

	Global Commodities Stock Fund				Global Dividend Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	80	$742	140	$1,240	2,127	$28,633	1,597	$19,592
Reinvestment of distributions	2	22	— (1)	— (1)	84	1,117	62	753
Shares repurchased	(117)	(1,021)	(71)	(674)	(1,204)	(16,357)	(944)	(11,480)

Net Increase / (Decrease)	(35)	$(257)	69	$566	1,007	$13,393	715	$8,865

Class C
Sale of shares	27	$242	1	$9	704	$9,451	274	$3,393
Reinvestment of distributions	— (1)	2	—	—	15	199	9	113
Shares repurchased	(5)	(42)	(1)	(11)	(135)	(1,827)	(135)	(1,608)

Net Increase / (Decrease)	22	$202	— (1)	$(2)	584	$7,823	148	$1,898

Class I
Sale of shares	1,805	$17,009	488	$4,563	1,932	$26,030	1,600	$19,736
Reinvestment of distributions	44	411	9	83	122	1,626	101	1,234
Shares repurchased	(530)	(4,807)	(548)	(5,050)	(788)	(10,470)	(999)	(12,391)

Net Increase / (Decrease)	1,319	$12,613	(51)	$(404)	1,266	$17,186	702	$8,579

	Global Opportunities Fund				Global Real Estate Securities Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	1,572	$16,673	4,217	$37,925	513	$12,029	307	$6,515
Reinvestment of distributions	20	200	29	247	13	286	8	153
Shares repurchased	(1,733)	(18,392)	(3,966)	(36,634)	(252)	(5,866)	(224)	(4,548)

Net Increase / (Decrease)	(141)	$(1,519)	280	$1,538	274	$6,449	91	$2,120

Class B
Sale of shares	3	$28	30	$240	—	$—	—	$—
Shares repurchased	(41)	(381)	(41)	(330)	—	—	—	—

Net Increase / (Decrease)	(38)	$(353)	(11)	$(90)	—	$—	—	$—

Class C
Sale of shares	177	$1,670	113	$911	109	$2,503	40	$864
Reinvestment of distributions	—	—	—	—	2	49	1	11
Shares repurchased	(67)	(630)	(35)	(284)	(17)	(380)	(7)	(149)

Net Increase / (Decrease)	110	$1,040	78	$627	94	$2,172	34	$726

Class I
Sale of shares	403	$4,324	2,383	$22,400	607	$14,299	516	$10,922
Reinvestment of distributions	14	143	—	—	18	403	1	20
Shares repurchased	(132)	(1,387)	—	—	(72)	(1,683)	(16)	(341)

Net Increase / (Decrease)	285	$3,080	2,383	$22,400	553	$13,019	501	$10,601

(1)	Amount is less than 500.

77

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

	Greater Asia ex Japan Opportunities Fund				Greater European Opportunities Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES		AMOUNT

Class A
Sale of shares	103	$1,601	12	$170	578	$8,821	64		$852
Reinvestment of distributions	21	325	28	360	18	270	21		247
Shares repurchased	(72)	(1,142)	(153)	(2,015)	(208)	(3,196)	(14)		(179)

Net Increase / (Decrease)	52	$784	(113)	$(1,485)	388	$5,895	71		$920

Class C
Sale of shares	13	$208	1	$18	43	$656	—	(1)	$6
Reinvestment of distributions	— (1)	7	1	8	— (1)	7	1		6
Shares repurchased	(2)	(29)	(3)	(38)	(18)	(280)	—	(1)	— (1)

Net Increase / (Decrease)	11	$186	(1)	$(12)	25	$383	1		$12

Class I
Sale of shares	48	$738	16	$223	361	$5,441	8		$100
Reinvestment of distributions	1	12	1	18	6	94	—	(1)	5
Shares repurchased	(2)	(37)	(15)	(204)	(258)	(3,854)	(15)		(179)

Net Increase / (Decrease)	47	$713	2	$37	109	$1,681	(7)		$(74)

(1)	Amount is less than 500.

	International Equity Fund					International Real Estate Securities Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012			Year Ended September 30, 2013		Year Ended September 30, 2012
	SHARES	AMOUNT	SHARES		AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	13	$135	8		$88	1,121	$7,391	200	$1,197
Reinvestment of distributions	3	26	1		7	60	394	12	66
Shares repurchased	(17)	(180)	(88)		(916)	(235)	(1,564)	(230)	(1,321)

Net Increase / (Decrease)	(1)	$(19)	(79)		$(821)	946	$6,221	(18)	$(58)

Class C
Sale of shares	11	$121	—	(1)	$2	119	$791	94	$550
Reinvestment of distributions	2	18	—	(1)	4	15	99	2	12
Shares repurchased	(12)	(124)	—		— (1)	(79)	(519)	(45)	(256)

Net Increase / (Decrease)	1	$15	—	(1)	$6	55	$371	51	$306

Class I
Sale of shares	158	$1,674	724		$7,394	1,550	$10,345	1,993	$11,674
Reinvestment of distributions	402	4,045	96		945	321	2,093	116	630
Shares repurchased	(2,790)	(29,085)	(186)		(1,902)	(1,661)	(10,744)	(2,447)	(13,218)

Net Increase / (Decrease)	(2,230)	$(23,366)	634		$6,437	210	$1,694	(338)	$(914)

(1)	Amount is less than 500.

78

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

	International Small-Cap Fund
	Year Ended September 30, 2013			From Inception September 5, 2012 to September 30, 2012
	SHARES		AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	20		$250	10	$100
Reinvestment of distributions	—	(1)	2	—	—
Shares repurchased	—	(1)	(1)	—	—

Net Increase / (Decrease)	20		$251	10	$100

Class C
Sale of shares	18		$223	11	$106
Reinvestment of distributions	—	(1)	1	—	—
Shares repurchased	—	(1)	(2)	—	—

Net Increase / (Decrease)	18		$222	11	$106

Class I
Sale of shares	1,088		$12,819	281	$2,808
Reinvestment of distributions	6		65	—	—
Shares repurchased	(3	)(1)	(34)	—	—

Net Increase / (Decrease)	1,091		$12,850	281	$2,808

(1)	Amount is less than 500.

Note	6. Derivative Transactions

($ reported in thousands)

The International Equity Fund invested in derivative instruments during the reporting period in the form of forward currency contracts. The primary type of risk associated with the forward currency contracts is foreign exchange risk, associated with the conversion of foreign currency to U.S. dollars. The Fund may invest in forward currency contracts in an attempt to manage such risk and protect the U.S. dollar value of the portfolio.

For additional information on forward currency contracts in which the Fund invested in during the reporting period, refer to the Schedule of Investments and Note 2G.

The following is a summary of the International Equity Fund’s derivative instrument holdings categorized by primary risk exposure as of September 30, 2013 ($ reported in thousands):

Statements of Assets and Liabilities		Statements of Operations
Assets: Unrealized appreciation on forward currency contracts	$—	Net realized gain (loss) on foreign currency transactions	$40
Liabilities: Unrealized depreciation on forward currency contracts		Net change in unrealized appreciation (depreciation) on foreign currency translation	61

Net asset (liability) balance	$—	Total realized and unrealized gain (loss) on foreign currency transactions	$101

For the fiscal year ended September 30, 2013, the International Equity Fund’s average volume of derivative activities is as follows:

Forward Currency Contracts – Purchased(1)	Forward Currency Contracts – Sold(2)
$1,050	$(2,388)

(1)	Value at Settlement Date Payable.
(2)	Value at Settlement Date Receivable.

Note	7. 10% Shareholders

As of September 30, 2013, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Emerging Markets Debt Fund	87%	1
Emerging Markets Equity Income Fund	83	2*
Global Commodities Stock Fund#	89	1*
Global Dividend Fund#	32	1
Global Opportunities Fund	23	2*
Global Real Estate Securities Fund	48	2

79

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

	% of Shares Outstanding	Number of Accounts
Greater Asia ex Japan Opportunities Fund	72%	3
Greater European Opportunities Fund	61	1
International Real Estate Securities Fund#	42	1*
International Small-Cap Fund	20	1

*	Includes affiliated shareholder accounts.

#	The Fund is owned by Virtus Alternatives Diversifier Fund. Virtus Alternatives Diversifier Fund does not invest in the underlying Funds for the purpose of exercising management or control; however, investments made may represent a significant portion of an underlying Fund’s net assets. At September 30, 2013, Virtus Alternatives Diversifier Fund was the owner of record of approximately 89% of the Global Commodities Stock Fund, 42% of the International Real Estate Securities Fund, 31% of Global Real Estate Fund and 32% of the Global Dividend Fund.

Note	8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2013, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Emerging Markets Debt Fund	Financials	36%
Emerging Markets Equity Income Fund	Financials	30
Global Commodities Stock Fund	Materials	40
Global Commodities Stock Fund	Energy	33
Global Dividend Fund	Utilities	32
Global Opportunities Fund	Consumer Staples	36
Global Real Estate Securities Fund	Retail REITs	25
Greater Asia ex Japan Opportunities Fund	Consumer Staples	33
Greater Asia ex Japan Opportunities Fund	Financials	30
Greater European Opportunities Fund	Consumer Staples	32
International Equity Fund	Industrials	29
International Real Estate Securities Fund	Retail REITs	25
International Small Cap	Industrials	29

Note	9. Indemnifications

Under the Trust’s organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$29,985	$165	$(2,165)	$(2,000)
Emerging Markets Equity Income Fund	9,696	569	(257)	312
Global Commodities Stock Fund	27,185	3,014	(1,088)	1,926
Global Dividend Fund	117,249	25,338	(571)	24,767
Global Opportunities Fund	90,661	23,547	(2,866)	20,681
Global Real Estate Securities Fund	41,637	2,821	(719)	2,102
Greater Asia ex Japan Opportunities Fund	8,676	2,045	(466)	1,579
Greater European Opportunities Fund	13,248	2,817	(163)	2,654
International Equity Fund	4,981	180	(100)	80
International Real Estate Securities Fund	38,599	3,513	(427)	3,086
International Small-Cap Fund	16,831	2,155	(145)	2,010

80

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

The Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2018	2019	No Expiration	Total
Global Commodities Stock Fund	$—	$—	$1,664	$1,664
Global Dividend Fund	7,599	3,627	—	11,226
Global Opportunities Fund	7,385	—	—	7,385
International Real Estate Securities Fund	3,850	883	3,062	7,795
The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended September 30, 2013 the following Funds utilized losses deferred in prior years against current year capital gains:

Emerging Markets Debt Fund	$15
Global Dividend Fund	1,902
Global Opportunities Fund	9,698
International Equity Fund	219

The International Real Estate Securities Fund had $16,239 capital loss carryover which expired in 2013.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2013, the Funds deferred and recognized losses as follow:

	Capital Loss Deferred	Capital Loss Recognized
Emerging Markets Debt Fund	$120	$—
Emerging Markets Equity Income Fund	89	—
Global Commodities Stock Fund	2,646	1,202
Global Dividend Fund	148	536
Global Real Estate Securities Fund	—	67
International Equity Fund	—	309
International Real Estate Securities Fund	—	2,639

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Emerging Markets Debt Fund	$20	$—
Emerging Markets Equity Income Fund	128	—
Global Commodities Stock Fund	—	—
Global Dividend Fund	—	—
Global Opportunities Fund	610	—
Global Real Estate Securities Fund	612	222
Greater Asia ex Japan Opportunities Fund	65	385
Greater European Opportunities Fund	303	152
International Equity Fund	162	—
International Real Estate Securities Fund	710	—
International Small-Cap Fund	553	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

81

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2013

Note	11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2013, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Debt Fund	$—		$(49)	$49
Emerging Markets Equity Income Fund	—	(1)	2	(2)
Global Commodities Stock Fund	(40)		410	(370)
Global Dividend Fund	(9)		7	2
Global Opportunities Fund	—		(33)	33
Global Real Estate Securities Fund	—		48	(48)
Greater Asia ex Japan Opportunities Fund	—	(1)	31	(31)
Greater European Opportunities Fund	—	(1)	(16)	16
International Equity Fund	—	(1)	96	(96)
International Real Estate Securities Fund	(16,239)		385	15,854
International Small-Cap Fund	—		1	(1)

(1) Amount less than $500.

Note	12. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable.

Restricted securities are not illiquid securities as defined above registered under the Securities Act of 1933 as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2013, the Funds did not hold any illiquid and restricted securities.

Note	13. Portfolio Turnover and Redemptions in the International Equity Fund (the “Fund”)

($ in thousands)

Management, in the interest of protecting the fund shareholders from an adverse tax consequence, directed the sale of and subsequent repurchase of, certain portfolio securities ($34,629 of securities were sold). After this sale, the Fund conducted a capital gains distribution of $3,420 on April 19, 2013. This event along with the change in sub advisor, as mentioned in Note 3. B. above, resulted in a high portfolio turnover for this fund.

The Fund experienced large redemptions of $5,520, $9,069 and $7,459 on June 23, 2013, July 17, 2013 and September 27, 2013, respectively. In order for the Fund to payout the large redemption received on September 27, 2013, securities were sold over a period of one week resulting in a high percentage of Total Investments to Net Assets in the Schedule of Investments as of September 30, 2013.

Note	14. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note	15. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in the financial statements.

82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Global Commodities Stock Fund, Virtus Global Dividend Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Equity Fund, Virtus International Real Estate Securities Fund, and Virtus International Small Cap Fund, each a series of Virtus Opportunities Trust (the “Funds”), at September 30, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

November 21, 2013

83

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2013

For the fiscal year ended September 30, 2013, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

	QDI	DRD	LTCG
Emerging Markets Debt Fund	0%	0%	$—
Emerging Markets Equity Income Fund	66	2	—
Global Commodities Stock Fund	—	—	—
Global Dividend Fund	100	60	—
Global Opportunities Fund	100	100	—
Global Real Estate Securities Fund	39	—	222
Greater Asia ex Japan Opportunities Fund	100	—	394
Greater European Opportunities Fund	75	6	236
International Equity Fund	26	—	2,598
International Real Estate Securities Fund	60	—	—
International Small-Cap Fund	44	—	—

For the period ended September 30, 2013, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Emerging Markets Equity Income Fund	$323	$40
Global Dividend Fund	2,932	292
Global Opportunities Fund	1,271	75
Greater Asia ex Japan Opportunities Fund	227	11
Greater European Opportunities Fund	251	18
International Real Estate Securities Fund	1,549	142
International Small-Cap Fund	431	32

84

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2013, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 48 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 66 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 52 Funds	Retired. Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2001), Virtus Mutual Fund Complex.
James M. Oates YOB: 1946 Elected: 2000 50 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Fund Complex (collectively, 234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.
Richard E. Segerson YOB: 1948 Elected: 2000 48 Funds	Retired. Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 48 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 61 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); and Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios) Funds; and Director (since 2013), Virtus Global Funds, PLC.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

85

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Senior Vice President (since 2013), Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc. ; and Director (since 2013), Virtus Global Funds, PLC.
Kevin J. Carr YOB: 1954	Senior Vice President (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Executive Vice President since 2013. Senior Vice President 2008-2013.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Director (since 2013), Virtus Global Funds, PLC.

86

CONSIDERATION OF SUBADVISORY AGREEMENT FOR VIRTUS INTERNATIONAL EQUITY FUND BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”), including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), last renewed the investment advisory agreement between Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) and the Trust, with respect to the Virtus International Equity Fund (the “Fund”) and certain other funds of the Trust (the “Advisory Agreement”), at an in-person meeting held on November 14-16, 2012. At an in-person Board meeting held on May 14, 2013, Fund Management recommended that Euclid Advisors, LLC (“Euclid” or the “Subadviser”) be appointed as subadviser to the Fund and that the Adviser enter into a new subadvisory agreement with Euclid (the “Subadvisory Agreement”). VIA will remain as investment adviser to the Fund. The Board, including the Independent Trustees, considered and approved the Subadvisory Agreement with Euclid for the Fund, as further discussed below.

In evaluating the proposal to appoint Euclid, the Board requested and evaluated information provided by the Adviser and Euclid which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Fund and its shareholders. The Board noted that due to the resignation of the previous subadviser it was necessary to appoint a new one. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Recommendation

In making its determination with respect to the Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio manager who would provide services under the Subadvisory Agreement and noted the breadth and depth of experience of the portfolio manager. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial position of the Subadviser; (c) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. The Board also took into account its familiarity with the Subadviser in providing services to other funds of the Trust. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund was reasonable.

•	Investment Performance. The Board considered the performance of a composite managed by the proposed Subadviser versus a peer group, an appropriate index and the Fund’s historical performance and was satisfied with the proposed Subadviser’s performance.

•	Subadvisory Fee. The Board took into account that the Fund’s subadvisory fees are paid by VIA and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

•	Profitability and economies of scale. In considering the expected profitability to the Subadviser of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund, so that Fund shareholders are not directly impacted by those fees. While the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA, for the reasons discussed above, the expected profitability to the Subadviser of its relationships with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other tangible benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fees to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide advisory services to additional funds of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Fund.

87

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

JULY 23, 2013 (Unaudited)

At a reconvened Special Meeting of Shareholders of Virtus International Equity Fund, a series of Virtus Opportunities Trust, held on July 23, 2013, shareholders voted on the following proposal:

	NUMBER OF ELIGIBLE SHARES VOTED:
	FOR	AGAINST	ABSTAIN
To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Euclid Advisors LLC	1,890,976.000	0	2,279.885

Shareholders of the Fund voted to approve the above proposal.

88

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President,

    Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal

    Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and

    Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Web sitehttp://Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8032	11-13

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that James M. Oates and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Oates and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $548,950 for 2012 and $504,238 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $73,344 for 2012 and $73,059 for 2013. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $74,075 for 2012 and $89,675 for 2013.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $436,127 for 2012 and $384,427 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

             Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date     12/06/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date     12/06/2013

By (Signature and Title)*	/s/ W. Patrick Bradley

W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date     12/06/2013

* Print the name and title of each signing officer under his or her signature.